PROSPECTUS
Filed pursuant to Rule 497
Registration Statement No. 333-191525

Up to Approximately 2,945,113 Shares of Common Stock Issuable
 Upon Exercise of Rights to Subscribe for Such Shares

We are an externally managed, closed-end, non-diversified investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.  Our investment activities are managed by Keating Investments, LLC (“Keating Investments”).  Keating Investments also provides us with the administrative services necessary for us to operate.  Our investment objective is to maximize capital appreciation.  We seek to accomplish our capital appreciation objective by making investments in the equity or equity-linked securities of later stage, typically venture capital-backed, pre-initial public offering (“pre-IPO”) companies.  We expect that our investment portfolio will consist of securities that do not provide current income through interest or dividend income.  In accordance with our investment objective, we seek to invest in securities of principally U.S.-based, private companies.

We are issuing non-transferable rights to our stockholders of record, or record date stockholders, as of 5:00 p.m., New York City time, on November 20, 2013, or the record date.  The rights entitle record date stockholders to subscribe for an aggregate amount of up to approximately 2,945,113 shares of our common stock.  Record date stockholders will receive one right for every three shares of common stock owned on the record date.  Fractional rights will not be issued.  The rights entitle record date stockholders to purchase one new share of common stock for each right held, which we refer to as the primary subscription right, and record date stockholders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and pro-rata allocation, for additional shares that remain unsubscribed as a result of any unexercised rights.

The rights are non-transferable and will not be listed for trading on the Nasdaq Capital Market or any other stock exchange. The rights may not be purchased or sold and there will not be any market for trading the rights. The shares of common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Capital Market under the symbol “KIPO.” See “The Offer” for a complete discussion of the terms of this offer.

The subscription price per share will be the greater of (i) 92.5% of the volume-weighted average of the sales prices of our common stock on the Nasdaq Capital Market for the five consecutive trading days ending on the expiration date of this offering, and (ii) $6.00 per share. Because the subscription price will be determined on the Expiration Date, record date stockholders who elect to exercise their rights will not know the subscription price at the time they exercise such rights. The rights will expire if they are not exercised by 5:00 p.m., New York City time, on December 16, 2013, the expiration date of this offering, unless extended as described in this prospectus, which date we refer to as the expiration date.  We, in our sole discretion, may extend the period for exercising the rights.  You will have no right to rescind your subscription after receipt of your payment of the estimated subscription price or a notice of guaranteed delivery except as described in this prospectus.

●	As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer.
●	In addition, because the estimated subscription price per share is, and the subscription price will be, less than the net asset value per share, the offer will result in an immediate dilution of net asset value per share for all of our stockholders.
●	This offering will cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. Such dilution is not currently determinable because it is not known how many shares will be subscribed for and what the net asset value of our common stock will be on the expiration date for the offer. Any such dilution will disproportionately affect non-exercising stockholders.
●	Because the estimated subscription price is, and the subscription price will be, less than our current net asset value per share, all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. See “Risk Factors — Risks Related To This Offering — If you do not fully exercise your rights, your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be substantially diluted as a result of this rights offering” and “Dilution” in this prospectus for more information.
●	This offering may cause the shares of our common stock to trade at an increased discount to our current net asset value per share.
●	As a result of this offering, our gross assets will increase, which in turn will increase the fees payable to Keating Investments. See “The Offer — Increase in Investment Advisory Fees.”

We are required to determine the net asset value per share of our common stock on a quarterly basis.  Our net asset value per share of our common stock as of September 30, 2013 was $7.93.  Our common stock is traded on the Nasdaq Capital Market under the symbol “KIPO.”  On November 1, 2013, the last reported sales price on the Nasdaq Capital Market for our common stock was $7.15 per share, representing a 9.8% discount to our net asset value as of September 30, 2013.

An investment in our common stock is subject to a high degree of risk and involves a heightened risk of total loss of investment.  Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.  In addition, the companies in which we invest are subject to special risks.  We invest in equity securities of pre-IPO companies whose prospects are uncertain and whose valuations are not readily determinable.  These securities are typically not listed on any exchange, do not trade, and are illiquid at the time we make our initial investment.  As a result, the value of our fund will often not be readily determinable.  See “Risk Factors” beginning on page 17 to read about risk factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Please read this prospectus before investing and keep it for future reference.  This prospectus contains important information about us that a prospective investor ought to know before investing in our securities.  We file annual, quarterly and current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”) (www.sec.gov), which is available free of charge by contacting us by mail at 5251 DTC Parkway, Suite 1100, Greenwood Village, CO 80111, by telephone at (720) 889-0139, or on our website at www.keatingcapital.com.  Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.

	Per Share	Total(4)
Estimated subscription price(1)	$6.51	$19,172,686
Estimated sales load(2)	$0.26	$766,907
Estimated proceeds before expenses, to us(3)	$6.25	$18,405,778

(1)
Estimated, on the basis of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Capital Market on the five consecutive trading days ending on November 1, 2013. See “The Rights Offering—The Subscription Price.” The subscription price per share will be the greater of: (i) 92.5% of the volume-weighted average of the sales prices of our common stock on the Nasdaq Capital Market for the five consecutive trading days ending on the expiration date of this offering, and (ii) $6.00 per share. Because the subscription price per share will be determined upon the expiration of this offering, the subscription price may be higher or lower than the estimated subscription price of $6.51 per share. However, the subscription price determined upon expiration of this offering will not be less than $6.00 per share.

(2)
In connection with the offer, Ladenburg Thalmann & Co. Inc., the dealer-manager for this offer, will receive a fee for its financial advisory, marketing and soliciting services equal to 4% of the subscription price per share for each share issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege.

(3)
Before deduction of offering expenses incurred by us, estimated to be $250,000.  We expect that there will be additional items of value paid in connection with the offering that are viewed by the Financial Regulatory Authority, Inc. (“FINRA”) as dealer manager compensation such as our reimbursement of our dealer manager’s outside counsel fees and expenses incurred in connection with the filing of this registration statement of up to $50,000 and in connection the related FINRA filing of up to $10,000, both of which we have included in the calculation of our estimated offering expenses of $250,000.  See “The Offer – Distribution Arrangements.”

(4)	Assumes all rights are exercised at the estimated subscription price.

If you have any questions or need further information about this rights offering, please call Georgeson Inc. , our information agent for the rights offering, at (888) 877-5360.

Ladenburg Thalmann & Co. Inc.

The date of this prospectus is November 5, 2013

TABLE OF CONTENTS

You should rely on the information contained in this prospectus.  We have not, and the dealer-manager has not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted.  You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.  This prospectus will be amended to reflect material changes to the information contained herein.

Determination of Net Asset Value	121

Dividend Reinvestment Plan	122

Description of Our Securities	123

Material U.S. Federal Income Tax Considerations	128

Regulation as a Business Development Company	136

Custodian, Transfer and Distribution Paying Agent and Registrar	140

Brokerage Allocation and Other Practices	140

Legal Matters	140

Independent Registered Public Accounting Firm	140

Available Information	140

Index to Financial Statements	F-1

SUMMARY

     The following summary contains basic information about offerings pursuant to this prospectus.  It may not contain all the information that is important to an investor.  For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, including the risks set forth under the caption “Risk Factors,” the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our financial statements and the related notes.

    In this prospectus, unless otherwise indicated, the “Company”, “we”, “us” or “our” refer to Keating Capital, Inc., and “Keating Investments” or “our investment adviser” refer to Keating Investments, LLC.

The Rights Offering

The Offer

   We are issuing to stockholders of record, or record date stockholders, on November 20, 2013, the record date, one non-transferable right for every three shares of our common stock held on the record date.  We will not issue fractional rights.  Each record date stockholder is entitled to subscribe for one share of our common stock for each right held, which we refer to as the primary subscription right.  We will not issue fractional shares of our common stock upon the exercise of rights.

    The rights are non-transferable and will not be listed for trading on the Nasdaq Capital Market or any other stock exchange.  The rights may not be purchased or sold and there will not be any market for trading the rights.  The shares of common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Capital Market under the symbol “KIPO.”  See “The Offer.”

Subscription Price

The subscription price per share will be the greater of (i) 92.5% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Capital Market for the five consecutive trading days ending on the expiration date, and (ii) $6.00 per share, which we refer to as the floor price.  Because the subscription price will be determined on the expiration date, record date stockholders who elect to exercise their rights will not know the subscription price at the time they exercise such rights. As a result, we are requiring that record date stockholders deliver the estimated subscription price of $6.51 per share, which price we refer to as the estimated subscription price, in connection with the exercise of any rights pursuant to this offering.  See “The Offer — The Subscription Price.”

Over-Subscription Privilege

    Record date stockholders who fully exercise all rights issued to them (other than those rights which cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares of our common stock which were not subscribed for by other stockholders, which we refer to as the remaining shares.  If sufficient remaining shares of our common stock are available, all record date stockholders’ over-subscription requests will be honored in full.  Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations.  See “The Offer — Over-Subscription Privilege.”

Purpose of the Offer

    Our Board of Directors has determined that it would be in the best interest of Keating Capital and its stockholders to increase the capital available for making additional investments, as well as to generally enhance our liquidity.  We believe that we will have limited capital available for new investments in 2014 unless we increase our present capital resources  The offering will increase the capital available for us to make additional investments.  It is our policy to retain approximately $10 million in cash and cash equivalents to fund our future operating expenses, although the amount we actually retain may vary depending on our operating expenses and the timing of our expected purchases and dispositions of portfolio company investments.  This offering gives existing shareholders the right to purchase additional shares at a price that is expected to be below market, while providing us access to additional capital resources.  In connection with the approval of this rights offering, our Board of Directors considered, among other things, the following factors:

●	the estimated subscription price relative to the market price and to our net asset value per share, including the likelihood that the subscription price will be below our net asset value per share;

●	the increased capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objective;

●	the dilution to be experienced by non-exercising stockholders;

●	the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;

●	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer-manager;

●	the size of the offering in relation to the number of shares outstanding;

●	the fact that the rights will not be listed on the Nasdaq Capital Market;

●	the market price of our common stock, both before and after the announcement of the rights offering;

●	the general condition of the securities markets; and

●	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to our investment adviser.

    In approving this rights offering, our Board of Directors considered the possible benefits to our stockholders including the following:  (i) that a greater number of and larger investment opportunities may be available with a larger capital base, (ii) that additional capital may reduce our operating expenses per share, (iii) that a higher market capitalization and greater liquidity may make our common stock more attractive to investors, and (iv) that our ability to raise additional capital may help reduce or eliminate our stock price discount to net asset value over time.  See “The Offer – Purpose of the Offer.”

    There can be no assurance of the amount of dilution that a stockholder will experience or that the rights offering will be successful.

    We cannot provide you assurance that the current offering will be successful, or that by increasing the amount of our available capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered.  In addition, our investment adviser’s management fee is based upon our gross assets, which include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies.

    In determining that this offer is in our best interest and in the best interests of our stockholders, we have retained Ladenburg Thalmann & Co. Inc., the dealer-manager for this offer, to provide us with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer.  In this regard, our Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this offer is not fully subscribed and the experience of the dealer-manager in conducting rights offerings.

    Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer, provided that our Board of Directors must determine that each subsequent rights offering is in the best interest of our stockholders.  Any such future rights offering will be made in accordance with the 1940 Act.

Non-Transferability of Rights

    The rights are being issued in this offering only to holders of our common stock as of the record date and are non-transferable.  Therefore, only the underlying shares of common stock, and not the rights, will be admitted for trading on the Nasdaq Capital Market.  See “The Offer — Non-Transferability of Rights.”

Use of Proceeds

    We intend to use the net proceeds from this offering for the origination of new investments in accordance with our investment objective, working capital and general corporate purposes.  See “Use of Proceeds.”

Dilutive Effects

Any stockholder who chooses not to participate in the offering should expect to own a smaller interest in us upon completion of the offering.  The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their primary subscription rights.  Further, because the estimated subscription price per share is, and the subscription price will be, less than the net asset value per share, based on our current market price, the offering will reduce our net asset value per share and will result in an immediate dilution of net asset value per share for all of our stockholders.  The amount of dilution that a stockholder will experience could be substantial.

The subscription price per share, which will be determined upon the expiration of this offering, will be the greater of: (i) 92.5% of the volume-weighted average of the sales prices of our common stock on the Nasdaq Capital Market for the five consecutive trading days ending on the expiration date of this offering, and (ii) $6.00 per share. Because the subscription price per share will be determined upon the expiration of this offering, the subscription price may be higher or lower than the estimated subscription price of $6.51 per share. However, the subscription price determined upon expiration of this offering will not be less than $6.00 per share.

The following table illustrates the dilutive effects of this offering on a per share basis, assuming all rights are exercised at the estimated subscription price of $6.51 per share. However, if the subscription price determined upon expiration of this offering is less than the estimated subscription price of $6.51 per share, our stockholders will experience greater dilution.

	As of
	September 30, 2013
	(unaudited)
	Actual		As Adjusted

Net asset value per common share	$7.93		$7.49	(1)

	For Nine Months Ended
	September 30, 2013
	(unaudited)
	Actual		As Adjusted

Net investment loss per common share outstanding	$(0.50	)(2)	$(0.38	)(3)

Net increase in net assets resulting from operations per common share outstanding	$0.34	(2)	$0.26	(3)

Distributions per common share	$0.48		$0.36	(4)

(1)
If, at the expiration of this offering, the subscription price is determined to be $6.00 per share, the lowest price at which this offering could be completed, the as adjusted net asset value per share after giving effect to this offering would be $7.36.

(2)	Based on weighted average common shares outstanding of 9,060,762.
(3)
Assumes actual income and expenses for the nine months ended September 30, 2013 divided by the weighted average shares outstanding for the nine months ended September 30, 2013, adjusted for the shares of our common stock assumed to be issued upon exercise of the rights. Assumes that on January 1, 2013, the beginning of the indicated period, (i) all rights were exercised at the estimated subscription price of $6.51 per share, and (ii) 2,945,113 shares of our common stock were issued upon exercise of such rights.

(4)
Assumes actual cash distributions divided by the weighted average shares outstanding for the nine months ended September 30, 2013, adjusted for the 2,945,113 shares of our common stock assumed to be issued upon exercise of the rights.

Amendments and Termination

    We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you.  We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.  In addition, we may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby.  If this rights offering is terminated, all rights will expire without value, and the subscription agent will return as soon as practicable all exercise payments, without interest.

How to Obtain Subscription Information

●	Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or

●	Contact the information agent, Georgeson, Inc., toll-free at (888) 877-5360.

How to Subscribe

●	Deliver a completed subscription certificate and payment of the estimated subscription price to the subscription agent by the expiration date of the rights offering, or

●
If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, have your Eligible Guarantor Institution deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the rights offering.

Subscription Agent

    DST Systems, Inc., who acts as our transfer, dividend paying and reinvestment plan agent and registrar, will act as the subscription agent in connection with this offer.

Information Agent

Georgeson Inc. will act as the information agent in connection with this offer.  All holders, banks and brokers may contact Georgeson Inc. toll-free with questions at (888) 877-5360.

Distribution Arrangements

    Ladenburg Thalmann & Co. Inc. will act as dealer-manager for the offer.  Under the terms and subject to the conditions contained in the dealer-manager agreement, the dealer-manager will provide financial advisory services and marketing assistance in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders.  The offer is not contingent upon any number of rights being exercised.  We have agreed to pay the dealer-manager a fee for their financial advisory, marketing and soliciting services equal to 4% of the subscription price per share for shares issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege.  The dealer-manager may reallow a portion of their fees to other broker-dealers that have assisted in soliciting the exercise of rights.

Important Dates to Remember

Record Date	November 20, 2013

Subscription Period	from November 20, 2013 to December 16, 2013(1)

Expiration Date	December 16, 2013(1)

Deadline for Delivery of Subscription Certificates and Payment of the Estimated Subscription Price for Shares (2)	December 16, 2013 at 5:00 p.m. EST(1)

Deadline for Delivery of Notice of Guaranteed Delivery(2)	December 16, 2013 at 5:00 p.m. EST(1)

Deadline for Delivery of Subscription Certificates and Payment of the Estimated Subscription Price for Shares pursuant to Notice of Guaranteed Delivery	December 19, 2013(1)

Confirmations Mailed to Participants	December 31, 2013(1)

Final Payment for Shares	January 15, 2014(1)

(1)	Unless the offer is extended.

(2)
Participating stockholders must, by the expiration date of the offer (unless the offer is extended), either (i) deliver a subscription certificate and payment of the estimated subscription price for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

Business Summary

Overview

    We are an externally managed, closed-end, non-diversified investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.  We specialize in making pre-IPO investments in emerging growth companies that are committed to and capable of becoming public, which we refer to as “pre-IPO” companies.  We provide investors with the ability to participate in a publicly traded, closed-end fund that allows our stockholders to share in the potential value accretion that we believe typically occurs once a company transforms from private to public status.  Our shares are listed on the Nasdaq Capital Market under the ticker symbol “KIPO.”  Our investment activities are managed by Keating Investments.  Keating Investments also provides us with the administrative services necessary for us to operate.

Our investment objective is to maximize capital appreciation.  We seek to accomplish our capital appreciation objective by making investments in the equity and equity-linked securities of later stage, typically venture capital-backed, pre-IPO companies.  We focus on acquiring equity securities that are typically a portfolio company’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the portfolio company typically has only common stock outstanding.  However, to a lesser extent, we may also invest in convertible debt securities, such as convertible bridge notes, issued by a portfolio company typically seeking to raise capital to fund their operations until an IPO, sale/merger or next equity financing event.  These bridge notes are typically subordinated to the portfolio company’s senior debt.  We generally intend to hold our convertible debt securities, which we refer to as equity-linked securities, for the purpose of conversion into equity at a future date.  In accordance with our investment objective, we seek to invest in equity and equity-linked securities of principally U.S.-based, private companies with an equity value typically between $100 million and $1 billion.  We refer to companies with an equity value of between $100 million and less than $250 million as “micro-cap companies” and companies with an equity value of between $250 million and $1 billion as “small-cap companies.”  Since our initial investment in January 2010, we have historically focused on venture capital-backed technology companies.

Our strategy is to evaluate and invest in companies prior to the valuation accretion that we believe occurs once private companies complete an initial public offering.  We seek to capture this value accretion, or what we refer to as a private-public valuation arbitrage, by investing primarily in private, micro-cap and small-cap companies that meet our core investment criteria:  they (i) generate annual revenue in excess of $20 million on a trailing 12-month basis and have growth potential; (ii) are committed to, capable of, and will benefit from becoming public companies; and (iii) create the potential to achieve a targeted 2x return on our investment within our expected investment horizon of four years. We may also pursue investments with a shorter expected investment horizon, where we believe the portfolio company may complete an IPO sooner than our targeted two-year period from our initial investment, in which case our targeted return may be correspondingly reduced.  Our investment strategy can be summarized as buy privately, sell publicly, capture the difference.

Based on our past experience–and representations made to us by our portfolio companies prior to our investments–we anticipate that, on average, it will take about two years after our initial investment for a portfolio company to complete its IPO.  Following a typical lockup restriction which prohibits us from selling our investment during a customary 180-day period following the IPO and an expected additional one-year period to sell our shares in the portfolio company in the public markets, we anticipate that, on average, the holding period for our portfolio company investments will be about four years. However, we may be able to dispose of our portfolio company positions prior to our targeted four-year holding period in cases where a portfolio company either completes an IPO sooner than we expected or, in lieu of an IPO, completes a strategic merger or sale prior to our targeted holding period.

Since our first investment in January 2010 through September 30, 2013, we have invested $67.6 million in a total of 21 portfolio companies.  Of those 21 investments, four companies have successfully priced IPOs, one portfolio company publicly filed a registration statement for an IPO but was sold to a private equity firm, and one portfolio company has agreed to be acquired in a merger with a publicly traded company.  We believe a number of our other portfolio companies are achieving key operating milestones as they progress toward an expected IPO.  However, the timing of the completion of an IPO by any of our private portfolio companies is highly uncertain and can be affected by a number of factors including, without limitation, the portfolio company’s performance, equity market trends, market volatility, recent IPO performance, and sectors that may be in or out of favor with IPO investors.  Accordingly, there can be no assurances that any of these private portfolio companies will complete an IPO or sale/merger.

Market Opportunity

    We believe that an attractive market opportunity exists for us as a provider of pre-IPO financing to emerging growth companies that meet our investment criteria for the following reasons:

   ●   Companies staying private longer.  The venture capital-backed companies that we typically target are staying private significantly longer than in the past.  As a result, we believe there is a growing pipeline of more mature private companies that are currently able to satisfy investor demands for growth and prospects for near-term profitability.

   ●   Need for pre-IPO financing.  As a result of the changing IPO market conditions over the last several years, we believe micro- and small-cap companies generally must demonstrate an ability to raise private capital prior to an IPO to be successful in the IPO process.

   ●   Favorable IPO market conditions.  While capital markets volatility and the overall market environment may preclude our portfolio companies from completing an IPO and impede our exit from these investments, the U.S. IPO market is currently experiencing one of its best years since 2007, when 213 IPOs were completed.  Through September 30, 2013, a total of 152 companies have completed IPOs in U.S. this year, compared to a total of 128 IPOs completed in all of 2012 and the highest level since 154 IPOs were completed in 2010.  We believe there are three primary technical drivers that determine the overall number of completed IPOs:  (i) volatility, (ii) recent IPO performance, and (iii) equity market trends.  As of the end of the third quarter of 2013, we believe that each of the technical indicators were at favorable levels.

   ●   Non-controlling investment structure.  We believe we can be a provider of choice for pre-IPO financing.  Since we do not require board seats, observation rights, or other control provisions, we allow the current management and board to remain focused on executing the company’s business strategy.  In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors.

   ●   Recent regulatory reforms.  We believe that reforms provided for in the Jumpstart Our Business Start-ups Act (the “JOBS Act”), which were designed to make it easier for small businesses and emerging growth companies to raise capital and complete the IPO process, have the potential to reduce many of the barriers to going public for emerging growth companies by making the process faster, easier and less costly.  The JOBS Act amended the Securities Act of 1933, as amended, or the Securities Act, and the Exchange Act to add a new category of issuer, an “emerging growth company,” broadly defined as a company with less than $1 billion of annual gross revenue in the fiscal year prior to its IPO.  For companies that qualify as “emerging growth companies,” the JOBS Act provides exemptions from certain disclosure requirements and auditing and accounting rules that we believe discouraged many smaller companies from going public.
Our Investment Strategy

    We believe that there are four critical factors that will drive the success of our pre-IPO investing strategy, differentiate us from other potential investors in later stage, venture-backed private companies, and potentially enable us to complete equity transactions in pre-IPO companies that we believe will meet our expected targeted return.

   ●   Size.  We generally focus on companies with an equity value of typically between $100 million and $1 billion – companies we believe are better positioned to achieve our targeted return on our investment once the company is publicly traded.  We believe that larger, highly-publicized, private companies may create the risk to a prospective purchaser of being either fully or, in certain cases, over-valued relative to publicly traded peers.  We believe this may diminish the opportunity for the potential value accretion that we believe exists as issuers transform from private to public status.

   ●   Source.  We focus on prospective portfolio companies where we can purchase securities directly from an issuer or from a selling stockholder in a negotiated transaction and can obtain business and financial information on the portfolio company.  We use a disciplined approach to our initial investment assessment and continued portfolio monitoring which relies primarily on the detailed financial and business information we receive about the portfolio company and our access to and discussions with management, both prior to and after our investment.  As part of our initial investment in each portfolio company, we obtain contractual rights to receive certain financial information from each portfolio company.

   ●   Securities.  We focus on acquiring equity securities that are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding.  We believe that investing in an issuer’s most senior equity securities and/or negotiating certain structural protections are ways to potentially mitigate the otherwise high risks associated with pre-IPO investing.  The equity securities that we acquire directly from an issuer are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding.  However, the equity securities that we acquire directly from selling stockholders are typically common stock and may not represent the most senior equity securities of the issuer.

We may seek to negotiate structural protections such as conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in our receiving additional shares for a nominal exercise price at the time of an IPO.  We view the potential value associated with these structural protections as an important component of our investment strategy.  However, there can be no assurance that our investment adviser will succeed in negotiating structural protections for our future investments.  Even if it succeeds in obtaining such protections, our ability to realize the potential value associated with these structural protections at the time of the IPO will depend on a number of factors including each portfolio company’s completion of an IPO, any adjustment to the special IPO conversion price that may be negotiated prior to or during the IPO process, the possible subsequent issuance of more senior securities that may impact the relative value of the structural  protection, and fluctuations in the market price of each portfolio company’s common shares until such time as the common shares received upon conversion can be disposed of following the expiration of a customary 180-day post-IPO lockup period.

   ●   Valuation.  We are focused on the acquisition of private securities at a valuation that creates the potential for our targeted return on our investment once the company is publicly traded.  We believe that larger, highly-publicized, private companies may create the risk to a prospective investor of being either fully or, in certain cases, over-valued relative to publicly traded peers, which diminishes the opportunity for us to realize the potential value accretion that we believe exists when a private company completes an IPO.  We also believe that the existence of an active market in the common stock of a private company on the trading platforms of a private secondary marketplace, where there is active trading in meaningful volumes, may diminish the opportunity to participate in the potential value accretion that we believe is typically associated with a company’s transformation from private to public status.

Realized Gains

    Our primary source of investment return will be generated from net gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO and, to a lesser extent, is acquired.  We are typically prohibited from exiting investments in our publicly traded portfolio companies following their IPO until the expiration of the customary 180-day lockup period.  These agreements, which we are usually required to enter into as part of our investment, prohibit us and other significant existing investors from selling stock in the portfolio company or hedging such securities during the customary 180-day period following an IPO.  We may dispose of these securities at our discretion at any time following the lockup period based on our investment adviser’s business judgment.  However, we will have no ability to mitigate the high volatility that is a typical characteristic of IPO aftermarket trading and is driven by such factors as overall market conditions, the industry conditions for the particular sector in which the portfolio company operates, the portfolio company’s performance, the relative size of the public float, and the potential selling activities of other pre-IPO investors and possibly management.

The following table summarizes the realized gains and losses from our disposition of portfolio company investments from inception through September 30, 2013 and the related portfolio company returns.  Portfolio company returns are calculated at the portfolio company level (net of any selling expenses, including broker commissions); however, the portfolio company returns set forth below do not reflect any of our operating expenses.

	Quarter of	Weighted
	Complete	Average			Total		Total	Internal
Portfolio	Disposition of	Holding Period	Investment	Realized	Return		Rate of	Rate of
Company	Interest	(Years)1	Amount	Gain (Loss)	Multiple2		Return3	Return (IRR)4

Corsair Components, Inc.	Q2 2013	1.8	$4,000,080	$675,317	1.17	x	17%	9%

LifeLock, Inc.	Q2 2013	1.1	$5,000,000	$3,675,041	1.74	x	74%	66%

Solazyme, Inc.	Q2 2013	1.8	$2,080,750	$453,452	1.22	x	22%	12%

NeoPhotonics Corp.	Q3 2012	2.6	$1,000,000	$(121,428)	0.88	x	-12%	-5%

Total		1.6	$12,080,830	$4,682,381	1.39	x	39%	22%
					Weighted-Average Return Multiple and Rates of Return

1The weighted-average holding period is calculated based on the total investment amount and holding period of each disposition of shares.

2Total return multiple on a portfolio company investment is determined by dividing the net proceeds realized from the disposition of such investment by the aggregate cost of such investment.   The weighted-average total return multiple is determined by dividing the aggregate net proceeds from the disposition of all disposed portfolio companies by the aggregate investment cost of all disposed portfolio companies.

3Total rate of return on a portfolio company investment is determined by dividing the net gain or loss realized from the disposition of such investment by the aggregate cost of such investment.  The total rate of return is not annualized.  The weighted-average total rate of return is determined by dividing the aggregate net gains and losses realized from the disposition of all disposed portfolio company investments by the aggregate cost of all disposed portfolio company investments.  The weighted-average total rate of return is not annualized.

4Internal rate of return is the annualized rate of return on a portfolio company investment taking into account the amount and timing of all cash flows related to such portfolio company investment including the initial investment, any follow-on investment and the net proceeds from the disposition of such investment.  The weighted-average internal rate of return is the annualized rate of return on all disposed portfolio company investments taking into account the amount and timing of the cash flows related to all disposed portfolio company investments (as a group).

These returns represent historical results.  Historical results are not necessarily indicative of future results.

Distributions

    Our Board of Directors currently maintains a variable distribution policy with the objective of distributing to our stockholders, on at least an annual basis, an amount that equals between 90% and 100% of our net capital gains (which are defined as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser.  Since none of our preferred or common stock investments in portfolio companies generates current income (i.e., dividends or interest income), we do not expect to generate net ordinary income from which we could make distributions to our stockholders.  The amount of distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time.  We may also in the future choose to pay a portion of our dividends using shares of our common stock, in which case you may be required to pay tax in excess of the cash portion of the dividend you receive.  However, we currently have no intention of paying dividends in shares of our stock.

    The following table summarizes the cash distributions declared and paid on our shares of common stock through September 30, 2013.

Date Declared	Record Date	Payment Date	Amount Per Share	Source of Distribution
February 11, 2011	February 15, 2011	February 17, 2011	$0.13	Return of Capital1
December 6, 2012	December 14, 2012	December 26, 2012	0.03	Capital Gains
May 28, 2013	June 14, 2013	June 26, 2013	0.24	Capital Gains2
May 28, 2013	September 13, 2013	September 25, 2013	0.24	Capital Gains2
			$0.64

1The February 2011 distribution was a special cash distribution based on the unrealized appreciation we had recorded on our NeoPhotonics investment at the time of the distribution, following NeoPhotonics’ completion of its IPO.  In the future, we do not expect to pay distributions based on the unrealized appreciation of our private or public company investments.

2The determination of the tax attributes of the June and September 2013 dividends will be made as of the end of 2013 based upon our net realized gains for the full year and distributions paid for the full year.  Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our June and September 2013 dividends for a full year. If we had determined the tax attributes of our June and September 2013 dividends as of September 30, 2013, all of such dividend would be from long-term capital gains.

    We will have substantial fluctuations in our distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of four years.  Our ability to pay distributions will be based on our ability to invest our capital in securities of suitable portfolio companies in a timely manner, our portfolio companies achieving a liquidity event through either an IPO or sale/merger of the company, and our ability to dispose of our positions at a gain following the liquidity event.  We can give no assurance that we will be able to realize any net capital gains from the disposition of our portfolio company investments.  Accordingly, there can be no assurance that we will pay distributions to our stockholders in the future, and any distributions we do pay to stockholders will typically be paid only from net capital gains, if any, from the disposition of our portfolio company investments, after reduction for any incentive fees.

Portfolio

    As of September 30, 2013, the total value of our investments in 17 portfolio companies was $62.0 million.  The net unrealized appreciation on our investments that we held at September 30, 2013 was $6,472,018.  The following table summarizes the composition of our portfolio company investments by type of security at cost and value as of September 30, 2013.

	September 30, 2013
			Percentage
Investment Type	Cost	Fair Value	of Portfolio

Private Portfolio Companies:
Preferred Stock	$40,858,928	$48,720,000	78.63%
Preferred Stock Warrants	-	290,000	0.47%
Common Stock	8,862,385	5,440,000	8.78%
Common Stock Warrants	610,860	1,370,000	2.21%
Subordinated Convertible Bridge Notes	1,158,180	1,158,180	1.87%

Subtotal - Private Portfolio Companies	51,490,353	56,978,180	91.96%

Publicly Traded Portfolio Companies:
Common Stock	4,000,001	4,984,192	8.04%

Total - Private and Publicly Traded Portfolio Companies	$55,490,354	$61,962,372	100.00%

Recent Developments

On October 10, 2013, we purchased $58,627 of convertible notes of BrightSource under a third and final drawdown of $10 million under a $35 million credit facility with existing investors.  Immediately after the third drawdown, we exchanged 58,620 shares of Series 1A preferred stock for 3,908 shares of Series 1 preferred stock.  We also received 2,408 shares of Series 1 preferred stock in the third drawdown as consideration for our purchase of convertible notes in excess of our pro rata amount.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Developments” for additional information regarding our recent portfolio company investment activity.

Stock Repurchase Program

Since inception of our stock repurchase program in May 2012 through the date of this prospectus, we have repurchased a total of 448,441 shares of common stock, representing approximately 4.8% of our outstanding shares at the time we commenced the repurchase program, for a total cost of $2,962,594, or an average price of $6.61 per share.  The weighted average discount to net asset value per share of the shares repurchased since inception was 17%.

On October 24, 2013, our Board of Directors discontinued the stock repurchase program in order to make additional capital available for potential new investment opportunities.  No repurchases were made under our stock repurchase program from October 1, 2013 through the discontinuation of the program on October 24, 2013.

Keating Investments, LLC

    As our investment adviser, Keating Investments is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments.  Keating Investments has eight employees and also provides us with the administrative services necessary for us to operate.  Our investment activities are managed by Keating Investments pursuant to an investment advisory and administrative services agreement (the “Investment Advisory and Administrative Services Agreement”).  We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components – a base management fee and an incentive fee.  We also reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement.  See “Investment Advisory and Administrative Services Agreement.”

    The managing member and principal owner of Keating Investments is Timothy J. Keating.  Our investment adviser’s principals are Timothy J. Keating, our President, Chief Executive Officer and Chairman of our Board of Directors, Kyle L. Rogers, our Chief Investment Officer, and Frederic M. Schweiger, our Chief Financial Officer, Chief Operating Officer, Chief Compliance Officer, Treasurer, Secretary and a member of our Board of Directors.  In addition, Keating Investments employs one other investment professional dedicated to portfolio company origination, due diligence and financial analysis.

    Keating Investments has established an investment committee (the “Investment Committee”) that must unanimously approve each new portfolio company investment that we make.  Messrs. Keating, Rogers and Schweiger are the current members of the Investment Committee.  However, as the managing member of Keating Investments, Mr. Keating has sole control over the appointment and removal of the members of the Investment Committee.

    Our investment adviser’s principals have extensive experience in taking companies public, advising micro- and small-cap companies on capital markets strategies, and developing investor relations programs.  Our investment adviser has managed our portfolio company investment activity since we made our first investment in January 2010.  Through our investment adviser’s experience in taking companies public, we believe the principals of our investment adviser possess valuable insights on the trends affecting the IPO market, factors that contribute to the completion of a successful IPO in the current market, key IPO pricing drivers, investor sentiment, and industries or sectors in and out of favor.  Our investment adviser is able to use this experience and insight as part of its disciplined approach to investment assessment and adjust valuation expectations and portfolio composition as IPO market trends are identified.

Risk Factors

    The value of our assets, as well as the market price of our shares, will fluctuate.  Our investments may be risky, and you may lose all or part of your investment in us.  Investing in Keating Capital involves other risks, including the following:

●	Our investments in the later stage, private, pre-IPO companies that we target may be extremely risky, and you could lose all or part of your investment in our common stock;

●
The securities of our private portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO within our targeted time frame will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any;

●	We may not realize gains from our equity investments;

●
Since our primary source of investment return will be generated from net gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO and, to a lesser extent, is acquired, we may experience fluctuations in our quarterly results;

●
Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value;

●
Because there is generally no established market in which to value our investments, our Board of Directors’ value determinations may differ materially from the values that a ready market or third party would attribute to these investments;

●
Our portfolio may be focused in a limited number of portfolio companies or industry sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or industry sectors experience a downturn;

●
Our portfolio companies may issue additional securities or incur debt that ranks equal or senior to our investments in such companies, and we may experience a complete loss on our equity investments in the event of a bankruptcy or liquidation of any of our portfolio companies;

●	We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio;

●
Because we likely will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over such portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments;

●	Any failure on our part to maintain our status as a business development company would reduce our operating flexibility;

●	We are dependent upon Keating Investments’ principals and investment personnel for our future success;

●	As a result of this offering, our gross assets will increase, which in turn will increase the fees payable to Keating Investments.

●
If we fail to achieve our investment objective, or if we are unable to increase our capital base through additional debt or equity financings, our net assets may decrease and the net asset value of our common stock may decline;

●
We depend upon our referral relationships with venture capital firms and investment banks, and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods;

●	We operate in a highly competitive market for investment opportunities;

●	There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies;

●	An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;

●
Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so.  As a business development company, we will need to access the capital markets on a regular basis which may expose us to risks, including the typical risks associated with leverage if we determine to borrow funds to make additional investments;

●	We may borrow money to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increases the risk of investing in us;

●
An inability to raise capital or access debt financing could negatively affect our business, inhibit our ability to scale operations, and lead to an increase in our operating expenses as a percentage of our net assets;

●	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and increase our net investment loss;

●	If our common stock trades below its net asset value per share, our ability to raise additional equity capital will be adversely affected;

●
We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, which would have a material adverse effect on our financial performance;

●	Our common stock price may be volatile and may decrease substantially, and our stockholders may lose money in connection with an investment in our shares;

●
Shares of closed-end investment companies, including business development companies, may trade at premiums that are unsustainable or at discounts from net asset value, and since the listing of our common stock on Nasdaq on December 12, 2011, our shares have typically traded at a discount to our net asset value per share;

●
Existing stockholders may incur dilution if we sell shares of our common stock in one or more offerings, including this rights offering, at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to, or purchase shares of our common stock;

●	If you do not fully exercise your rights, your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be diluted as a result of this rights offering;

●
We may terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you except to return your subscription payments, without interest;

●
There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income, and any dividends we do pay are expected to vary significantly from quarter to quarter and from year to year;

●	We may retain some or all of our realized net capital gain to pay any incentive fees payable to our investment adviser, which may result in a deemed distribution to our stockholders;

●
We may also in the future choose to pay a portion of our dividends using shares of our common stock, in which case you may be required to pay tax in excess of the cash portion of the dividend you receive;

●
Sales of substantial amounts of our common stock in the public market, as well as issuances of dividends using shares of our common stock, may have an adverse effect on the market price of our common stock; and

●
If we are unable to increase the institutional ownership of our stock and the number of analysts covering our stock, the trading volume of our stock is likely to remain low which could, in turn, increase the volatility of our stock price.

    See “Risk Factors” beginning on page 17 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

    We were incorporated on May 9, 2008 under the laws of the State of Maryland and are an externally managed, closed-end, non-diversified investment company that has elected to be regulated as a business development company under the 1940 Act effective as of November 20, 2008.  We commenced our portfolio company investment activities in January 2010.  As a business development company, we are required to comply with certain regulatory requirements.  For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. If less than 70% of our total assets are comprised of qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets, until such time as 70% of our then current total assets were comprised of qualifying assets.  We would not be required, however, to dispose of any non-qualifying assets in such circumstances.  We are also permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance.  In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase.  We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.  See “Regulation as a Business Development Company.”

    Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  We intend to continue to operate so as to qualify as a RIC and, as such, we made no provision for income taxes as of December 31, 2012 and September 30, 2013.  See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

    Our principal executive offices are located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111, and our telephone number is (720) 889-0139.  We maintain a website on the Internet at www.keatingcapital.com.  Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

    The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly.  The annual expense percentages included in the table below are based on our net assets as of September 30, 2013, as adjusted to reflect completion of this offering (assuming our record stockholders exercise rights to purchase 2,945,113 shares of our common stock), and an estimated subscription price of $6.51 per share. We caution you that some of the percentages indicated in the table below are estimates and may vary.  Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Keating Capital, Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses
Sales load to dealer manager (as a percentage of subscription price) (1)	4.00%
Offering expenses borne by holders of common stock (as a percentage of offering price) (2)	1.30%
Dividend reinvestment plan expenses (3)	0.00%
Total stockholder transaction expenses (as a percentage of offering price)	5.30%

Annual expenses (as a percentage of net assets attributable to common stock)(4)
Base management fees (5)	2.00%
Incentive fees payable under our Investment Advisory and Administrative Services Agreement (6)	2.53%
Interest payments on borrowed funds (7)	0.00%
Acquired fund fees and expenses (8)	0.09%
Other expenses (estimated) (9)	2.83%
Total annual expenses	7.45%

(1)
We have agreed to pay the dealer-manager a fee for its financial advisory, marketing and soliciting services equal to 4% of the aggregate subscription price for the shares issued pursuant to the offer. See “The Offer — Distribution Arrangements.”

(2)
Amount reflects estimated offering expenses of approximately $250,000, which assumes that the offer is fully subscribed.  This amount includes the fee that we have agreed to pay to the subscription agent, estimated to be $20,000 plus reimbursement for its out-of-pocket expenses related to the offer.  See “The Offer — Distribution Arrangements.”

(3)	The expenses of the dividend reinvestment plan are included in other expenses.

(4)	The annual expense percentages included in the table are based on our net assets as of September 30, 2013, as adjusted to reflect completion of this offering.

(5)
The above calculation reflects our base management fee as a percentage of our net assets.  Our base management fee under the Investment Advisory and Administrative Services Agreement, however, is based on our gross assets, which is defined as all the assets of Keating Capital, including those acquired using borrowings for investment purposes.  As a result, to the extent we use leverage, it would have the effect of increasing our base management fee as a percentage of our net assets.  For purposes of this table, net assets and gross assets, including the estimated net proceeds of this offering, are both estimated to be $90.7 million.  See “Investment Advisory and Administrative Services Agreement.”

(6)
Amount reflects the estimated annual incentive fees payable to our investment adviser, Keating Investments, during the fiscal year following this offering.  However, due to the uncertainty of the timing of our net realized gains, if any, we do not have an estimate of the likelihood that incentive fees would need to be paid or the amount thereof.  Since inception, we have not paid any incentives to our investment adviser.  Accordingly, for purposes of the above table, we assume that the incentive fees payable will be equal to our accrued incentive fees of $2,230,880 as of September 30, 2013.  As of September 30, 2013, our accrued incentive fee is based on our net unrealized appreciation of $6,472,018 and our cumulative net realized gains of $4,682,381.  Since the incentive fee is only payable based on our cumulative net realized gains (after reduction for realized losses, unrealized depreciation, and any incentives previously paid), our accrued incentive fee as of September 30, 2013 may differ from the actual incentive fee that may be paid to our investment adviser.  See “Investment Advisory and Administrative Services Agreement.”

(7)
Assumes that we will refrain from borrowing for investment purposes during the 12 months following completion of this offering.  We do not currently anticipate incurring indebtedness on our portfolio or paying any interest during the 12 months following completion of this offering.  Although we have no current intention to do so, we may borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  We do not currently anticipate issuing any preferred stock, although we could do so if our Board of Directors determines that is was in our best interest and the best interests of our stockholders. The costs associated with any borrowing or preferred stock issuance will be indirectly borne by our common stockholders.

(8)
Amount reflects our estimated expenses for the 12 months following completion of this offering relating to the temporary investment of proceeds from this offering in money market funds pending our investment of such proceeds in portfolio companies in accordance with our investment objective and strategies described in this prospectus.

(9)
Other expenses of $2.5 million represent our total estimated annual operating expenses and are based upon estimates for the current fiscal year.  Other expenses exclude base management fees and incentives fess which are separately stated items.

Example

    The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.  In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and assuming an estimated subscription price of $6.51 per share, and further assuming our record stockholders exercise rights to purchase 2,945,113 shares of our common stock.  See Note 7 above for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$ 127	$ 269	$ 403	$ 706

    The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.  While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  As the incentive fee under the Investment Advisory and Administrative Services Agreement is payable only on realized capital gains, this illustration assumes that the entire 5% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods, and that we will be required to pay an incentive fee on the full amount of the annual return.  If we achieve a greater realization of realized capital gains than the assumed 5% annual return, our expenses and returns to our investors would be higher.  In addition, the example assumes inclusion of the offering expenses of 5.3% (including the dealer manager fee of 4%).  Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, or the average price at which shares purchased by our plan administrator in open market purchases, which may be at, above or below net asset value.  See “Dividend Reinvestment Plan.”

SELECTED FINANCIAL AND OTHER DATA

    The selected financial data below reflects our operations for the years ended December 31, 2012, 2011, 2010 and 2009, for the period from May 9, 2008 (Inception) through December 31, 2008, and for the nine months ended September 30, 2013 and 2012.  The selected financial data at December 31, 2012, 2011, 2010, 2009 and 2008 and for the years ended December 31, 2012, 2011, 2010, 2009 and for the period from May 9, 2008 (Inception) through December 31, 2008 is derived from our financial statements which have been audited by Grant Thornton LLP, our independent registered public accounting firm.  The selected financial data at September 30, 2013 and 2012, and for the nine months ended September 30, 2013 and 2012, have been derived from unaudited financial statements included elsewhere in this prospectus.  The unaudited interim financial data has been prepared on the same basis as the audited statements and, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods.  Interim results as of and for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013.  The data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and related notes included elsewhere in this prospectus.  The historical data are not necessarily indicative of results to be expected for any future period.

	At and for the Nine Months Ended		At and for the Years Ended				At December 31, 2008 and for the Period from May 9, 2008 (Inception) to
	Septmber 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Statement of Operations Data:
Total investment income	$13,677	$3,377	$3,870	$54,348	$54,009	$10,637	$14,005
Operating expenses:
Base management fees	1,093,678	1,151,127	1,533,808	1,153,058	218,876	90,904	11,990
Incentive fees	1,537,181	453,498	425,519	152,757	115,423	-	-
Administrative expenses allocated from investment adviser	495,164	476,645	633,997	450,019	404,633	269,384	28,041
Total operating expenses	4,586,041	3,196,180	4,056,856	3,764,370	2,031,002	1,006,615	542,965
Net investment loss	(4,572,364)	(3,192,803)	(4,052,986)	(3,710,022)	(1,976,993)	(995,978)	(528,960)
Net change in unrealized appreciation on investments	3,285,728	1,985,284	1,845,390	763,784	577,116	-	-
Net realized gain on investments	4,400,178	282,203	282,203	-	-	-	-
Net increase (decrease) in net assets resulting from operations	3,113,542	(925,316)	(1,925,393)	(2,946,238)	(1,399,877)	(995,978)	(528,960)

Per Share Data:
Net asset value per common share	$7.93	$8.14	$8.00	$8.23	$7.85	$6.53	$8.27
Net investment loss (1)	(0.50)	(0.34)	(0.44)	(0.54)	(1.43)	(1.75)	(1.79)
Net increase (decrease) in net assets resulting from operations (1)	0.34	(0.10)	(0.21)	(0.43)	(1.01)	(1.75)	(1.79)
Distributions declared (2)	0.48	-	0.03	0.06	-	-	-

Balance Sheet Data at Period End:
Investment in portfolio company securities at fair value	$61,962,372	$64,766,475	$65,023,706	$37,273,980	$4,177,607	$-	$-
Short-term investments at fair value	-	-	-	-	13,500,000	3,000,000	4,411,127
Cash and cash equivalents	10,433,449	10,801,679	8,934,036	39,606,512	4,753,299	367,918	367,588
Total assets	72,491,972	76,016,687	74,385,077	76,943,238	22,856,713	3,903,387	4,810,163
Total liabilities	2,460,011	1,066,231	972,137	558,523	400,313	183,891	94,689
Net assets	70,031,961	74,950,456	73,412,940	76,384,715	22,456,400	3,719,496	4,715,474
Common shares outstanding	8,835,340	9,213,311	9,174,785	9,283,781	2,860,299	569,900	569,900

(1) Per share amounts are calculated using weighted average shares outstanding during the period.
(2) The distributions declared per share for the year ended December 31, 2011 is calculated using weighted average shares outstanding during the year ended December 31, 2011.

SELECTED QUARTERLY FINANCIAL DATA

    The following table sets forth certain quarterly financial information for each quarter in the years ended December 31, 2012, 2011, 2010 and 2009, and for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013.  This information was derived from our unaudited financial statements.  Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

							Net Change in Unrealized		Net (Decrease) Increase
	Investment		Net Investment		Net Realized Gain (Loss)		Appreciation (Depreciation)		in Net Assets
	Income		Loss		on Investments		on Investments		from Operations

		Per		Per		Per		Per		Per
Quarter Ended	Total	Share (1)	Total	Share (1)	Total	Share (1)	Total	Share (1)	Total	Share (1)

March 31, 2009	1,231	*	(214,297)	(0.38)	-	-	-	-	(214,297)	(0.38)
June 30, 2009	286	*	(296,919)	(0.52)	-	-	-	-	(296,919)	(0.52)
September 30, 2009	3,723	0.01	(234,346)	(0.41)	-	-	-	-	(234,346)	(0.41)
December 31, 2009	5,397	0.01	(250,416)	(0.44)	-	-	-	-	(250,416)	(0.44)

March 31, 2010	15,725	0.02	(309,532)	(0.42)	-	-	550,000	0.75	240,468	0.33
June 30, 2010	7,894	0.01	(503,859)	(0.48)	-	-	-	-	(503,859)	(0.48)
September 30, 2010	12,428	0.01	(414,186)	(0.28)	-	-	27,364	0.02	(386,822)	(0.26)
December 31, 2010	17,962	0.01	(749,416)	(0.34)	-	-	(248)	*	(749,664)	(0.34)
						-
March 31, 2011	24,091	0.01	(859,278)	(0.24)	-	-	77,915	0.02	(781,363)	(0.22)
June 30, 2011	19,187	*	(1,123,755)	(0.20)	-	-	684,683	0.12	(439,072)	(0.08)
September 30, 2011	6,382	*	(583,214)	(0.06)	-	-	(776,954)	(0.09)	(1,360,168)	(0.15)
December 31, 2011	4,688	*	(1,143,775)	(0.12)	-	-	778,140	0.08	(365,635)	(0.04)

March 31, 2012	1,742	*	(1,201,620)	(0.13)	132,930	0.01	972,518	0.10	(96,172)	(0.01)
June 30, 2012	1,098	*	(908,668)	(0.10)	270,701	0.03	(319,247)	(0.03)	(957,214)	(0.11)
September 30, 2012	537	*	(1,082,515)	(0.12)	(121,428)	(0.01)	1,332,013	0.14	128,070	0.01
December 31, 2012	493	*	(860,183)	(0.09)	-	-	(139,894)	(0.02)	(1,000,077)	(0.11)

March 31, 2013	400	*	(1,300,664)	(0.14)	-	-	1,257,077	0.14	(43,587)	*
June 30, 2013	844	*	(1,325,466)	(0.15)	4,400,178	0.48	(3,065,557)	(0.34)	9,155	*
September 30, 2013	12,433	*	(1,946,234)	(0.22)	-	-	5,094,208	0.57	3,147,974	0.35

* Per share amounts less than $0.01.

(1) Per share amounts are calculated using weighted average shares outstanding during the quarterly period.

RISK FACTORS

Investing in our common stock involves a number of significant risks.  In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock.  Although the risks described below represent our material risks, they are not the only risks we face.  Additional risks and uncertainties not presently known to us might also impair our operations and performance.  If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected.  In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment in our common stock.

Risks Related to Our Portfolio Company Investments

Our investments in the later stage, private, pre-IPO companies that we target may be extremely risky, and you could lose all or part of your investment in our common stock.

Investments in the later stage, private, pre-IPO companies that we target involve a number of significant risks, including:

●
They typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns.  Most of our portfolio companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit.

●
They may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the corresponding reduction in value or loss of our equity investment.  The companies in which we invest may have substantial debt loads and, in such cases, our equity investments would typically be last in line behind any creditors in a bankruptcy or liquidation.

●
At the time of our investment, there is generally little publicly available information about these businesses since they are primarily privately owned.  Therefore, although our investment adviser’s representatives will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses.  At the time of our investment, we may only have access to the portfolio company’s actual financial results as of and for the most recent quarter end or, in certain cases, the quarter end preceding the most recent quarter end.  There can be no assurance that the information that we do obtain with respect to any investment is reliable.

●
They are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

●
They generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

●
Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to our portfolio companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for our portfolio companies.

A portfolio company’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company.  We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

The securities of our private portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO within our targeted time frame will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any.

The IPO market is, by its very nature, unpredictable.  A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding.  This situation may adversely affect the amount of available venture capital funding to late-stage companies that cannot complete an IPO.  Such stagnation could dampen returns or could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all.  A lack of IPO opportunities for venture capital-backed companies may also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital.  This might result in unrealized depreciation and realized losses in such companies by other investment funds, like us, who are co-investors in such companies.  There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if, as and when they go public.

The equity securities we acquire in a private company are generally subject to contractual transfer limitations imposed on the company’s stockholders as well as other contractual obligations, such as rights of first refusal and co-sale rights.  These obligations generally expire only upon an IPO by the company.  As a result, prior to an IPO, our ability to liquidate our private portfolio company positions may be constrained.  Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders.  Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale rights to participate in the sale, thereby reducing the number of shares available to sell by us.  Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

If the private companies in which we invest do not perform as planned, they may be unable to successfully complete an IPO within our targeted two-year time frame, or at all, or may decide to abandon their plans for an IPO.  In such cases, we will likely exceed our targeted four-year holding period and the value of these investments may decline substantially if an IPO exit is no longer viable.  We may also be forced to take other steps to exit these investments, including the use of the trading platforms of private secondary marketplaces that specialize in the trading of private company securities.  Although we expect that some of our equity investments may trade on these platforms from time to time, the securities we hold will typically be subject to legal and other restrictions on resale that may prevent us from using these platforms or otherwise selling our securities, and will otherwise be less liquid than publicly traded securities.  Furthermore, trading in private securities markets involves risks given the possible imbalance of information between such transaction participants.  In addition, while some portfolio companies may trade on the trading platforms of private secondary marketplaces, we can provide no assurance that such a trading market will ever be available for particular companies, will continue or remain active, or that we will ever be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate.  The prices of securities on private secondary marketplaces may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability for us to realize full value on our investment.  In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments.  Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may in certain cases understate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company.

The illiquidity of our private portfolio company investments, including those that are traded on the trading platforms of private secondary marketplaces, may make it difficult for us to sell such investments should the need arise.  Also, if we were required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.  We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and we anticipate that all or a substantial portion of our portfolio may be invested in such illiquid securities at all times. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

In addition, even if a portfolio company completes an IPO, we will typically not be able to sell our position until the post-IPO lockup expires, which generally means we will be required to hold our investments for at least 30 months (from the date of our initial investment) before we are able to begin selling.  As a result of lockup restrictions, the market price of securities that we hold may decline substantially before we are able to sell them following an IPO. There is also no assurance that a meaningful trading market will develop for our publicly traded portfolio companies following an IPO to allow us to liquidate our position when we desire.

There are significant potential risks associated with investing in venture capital-backed, later stage, pre-IPO companies with complex capital structures.

We invest primarily in venture capital-backed, later stage, pre-IPO companies, primarily through direct investments in these companies and, to a lesser extent, through private secondary transactions which we negotiate with selling stockholders in these portfolio companies.  Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of common and preferred equity securities with differing rights, including with respect to voting, dividends, redemptions, liquidation, and conversion rights.  Although we seek to invest in the most senior class of securities or obtain other structural protections, the seniority and protections provided in these types of investments may be diminished if the portfolio company issues more senior securities in a subsequent financing round. Our investment adviser typically requires information on the private company’s capital structure as part of its due diligence process.  Although we believe that our investment adviser’s principals have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities.  Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

There are significant potential risks associated with investing in private secondary transactions which we negotiate with selling stockholders in portfolio companies that meet our investment criteria.

We may acquire equity investments in privately-held companies that meet our investment criteria directly from current or former management and early stage investors that are interested in selling privately.  We may also acquire shares in these private secondary transactions from current or former non-management employees where the company or its management is coordinating the transaction process.  We will typically source these negotiated transactions from investment banks or through our other relationships.  We intend to focus on transactions where we will have access to management, as well as financial data and other information about the private company.  This management access is important to assure the flow of the company’s financial and other information to us both before and after our investment.  Although we do not intend to place bids for positions listed on the trading platforms of private secondary marketplaces, to the extent we did so, our access to information regarding the target company would be limited.  In any case, there can be no assurance that our investment adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary purchases, or that the information it is able to obtain is current, accurate or complete.  Any failure to obtain full and complete information regarding the portfolio companies with respect to which we invest through private secondary transactions could cause us to incur a loss on part or all of our investment in such companies, which could have a material and adverse effect on our net asset value and results of operations.

Investments in private companies through private secondary transactions also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions.  In addition, private block sales of shares may be restricted by contractual transfer restrictions and company policies, which may impose strict limits on transfer, including veto rights or rights of first refusal in favor of the company and other stockholders.  As a result, we may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal.

We may not realize gains from our equity investments.

Our investment objective is to maximize capital appreciation, which we seek to accomplish by making investments in the equity securities of later stage, typically venture capital-backed, pre-IPO companies.  Unlike most business development companies that are focused on investing in debt securities that generate current yield for their stockholders, our portfolio companies typically do not pay dividends and, as a result, we are unable to pass this source of current income through to our stockholders.  Any gains that we may realize, and the source of distributions to our stockholders, will come solely from the disposition of the equity interests we acquire in our portfolio companies.  These equity interests may not appreciate in value and, in fact, may decline in value.

In addition, the private company securities we acquire are often subject to certain provisions, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be inadequate or undesirable or even below our cost basis.  In this event, we could realize a loss or fail to realize a gain in an amount that we deem an appropriate return on our investment.

Further, capital markets volatility and the overall market environment may preclude our portfolio companies from completing an IPO and impede our exit from these investments.  Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.  We will generally have little, if any, control over the timing of any gains we may realize from our equity investments.

Even if our portfolio companies are successful in completing an IPO, there is no assurance that they will be able to achieve their projected revenue and earnings targets or effectively maintain their status as public reporting companies.  In such cases, there may be little or no demand for the securities of our portfolio companies in the public markets, we may have difficulty disposing of our investments, and the value of our investments may decline substantially.

We are also typically prohibited from exiting investments in our publicly traded portfolio company until the expiration of the customary post-IPO lockup agreement.  These agreements, which we are required to enter into as part of our initial investment, prohibit us and other significant existing investors from selling stock in the portfolio company or hedging such securities during the customary 180 days following an IPO.  The market prices of our portfolio companies that have recently completed an IPO typically experience high volatility driven by such factors as overall market conditions, the industry conditions for the particular sector in which the portfolio company operates, the portfolio company’s performance, the relative size of the public float, and the potential selling activities of other pre-IPO investors and possibly management.  Following the post-IPO lockup period, significant sales by other selling stockholders may result in a decrease in trading price, particularly if the stock has low trading volumes, which could result in significant market price volatility and a decline in the value of our investment.  In such cases, the value of our investments may decline substantially or we may be forced to hold our positions for longer than we anticipated, or both.  As a result, there can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if and when they go public.

We may not succeed in negotiating structural protections for our investments, and cannot assure you that we will realize gains from structural protections in our investments.

As part of our investment strategy, our investment adviser may attempt to negotiate structural protections that are expected to provide for an enhanced return upon an IPO event or otherwise enhance our ability to meet our targeted return on our portfolio company investments.  Such structural protections may include conversion rights which would result in us receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in us receiving additional shares for a nominal exercise price at the time of an IPO.  At the time of initial investment, we had negotiated some form of structural protection in 11 of our 21 total portfolio company investments as of September 30, 2013. Of our investments in 16 private portfolio companies as of September 30, 2013, we continue to have some structural protection with respect to investments in six of these portfolio companies.  However, there can be no assurance that the structural protection in these six investments will remain intact or will not be compromised by either a pending subsequent financing or sale/merger transaction, or other considerations.

There can be no assurance that our investment adviser will succeed in negotiating structural protections for our future investments.  Even if it succeeds in obtaining such protections, our ability to realize the potential value associated with these structural protections will depend on a number of factors including the completion of the IPO, any adjustment to the terms of the structural protection that may be negotiated during the IPO process, and the possible subsequent issuance of more senior securities that may impact the relative value of our investment.  Further, even if an IPO is completed, we would not realize the potential value associated with these structural protections unless the market price of the portfolio company’s common shares equaled or exceeded the IPO price at the time such shares were disposed of following the lockup period.  Further, our ability to realize the potential value associated with any structural protections at the time of a sale/merger or liquidation of a portfolio company will depend on a number of factors including the completion of a sale/merger or liquidation, the realization of sale/merger or liquidation proceeds (after payment of liabilities) sufficient to pay our senior preference amount, any adjustment to our preference amount that may be negotiated prior to any sale/merger or liquidation, and the possible subsequent issuance of more senior securities that may make our preference rights subordinate to the preference rights of senior security holders.  As a result, there can be no assurance that we will be able to realize the potential value of these structural protections even if we are able to obtain them.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities and, as a result, the fair value of our investments in portfolio companies will often not be readily determinable.  At September 30, 2013, portfolio investments, which were valued at fair value by our Board of Directors, were approximately 85.5% of our gross assets.  We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable, and the percentage of assets which will be valued at fair value by our Board of Directors is expected to increase as we continue to make additional investments in private portfolio companies.  To the extent our Board of Directors has determined that an investment has increased in fair value, we record an increase in unrealized appreciation for that investment and, conversely, to the extent our Board of Directors has determined that an investment has decreased in fair value, we record a decrease in unrealized appreciation for that investment.

The 1940 Act requires us to value each portfolio investment on a quarterly basis to determine our net asset value.  Under the 1940 Act, unrestricted securities with readily available market quotations in an active market are valued at the closing market price on the valuation date; all other assets are valued at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board of Director’s Valuation Committee in accordance with our written valuation policies.  In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using the most recently available portfolio company financial statements and forecasts.  The Valuation Committee may utilize the services of one or more independent valuation firms to conduct a valuation review of our portfolio company investment investments that are not publicly traded.  However, our Board of Directors will retain ultimate authority as to the appropriate valuation of each such investment.

We typically obtain financial and other information with respect to private companies directly from our prospective portfolio companies during our due diligence process or from available public sources.  We also generally have agreements with our portfolio companies to receive financial and other information with respect to private companies on a quarterly basis.  However, for our quarterly fair value determinations, we typically will only have access to a portfolio company’s actual financial results as of and for the quarter end which precedes the quarter end for which our fair value determination relates.  In addition, we typically only receive updated financial projections for a portfolio company on an annual basis.  Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material. There can be no assurance that we will be able to realize the fair value that our Board has determined for our portfolio company investments upon our disposition of such investments.  Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Because there is generally no established market in which to value our investments, our Board of Directors’ value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

There is generally no public market for the private equity securities in which we invest.  Pursuant to the requirements of the 1940 Act, we value all of the privately held equity securities in our portfolio at fair value as determined in good faith by our Board of Directors.

The types of factors that the Valuation Committee may take into account in providing its fair value recommendation to our Board of Directors with respect to our private portfolio company investments may include, as relevant and to the extent available, the portfolio company’s most recently available historical and projected financial results, industry valuation benchmarks and public market comparables, and other factors.  The Valuation Committee may also consider other events, including the transaction in which we acquired our securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an IPO by the portfolio company.  The Valuation Committee may also consider the trends of the portfolio company’s basic financial metrics from the time of our original investment until the valuation date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value.  Determinations of fair value are highly fact-specific and involve subjective judgments and estimates.  After review of available information, the Valuation Committee may determine that it is appropriate to increase fair value, decrease fair value or to make no change to fair value.  The fair values of our portfolio company securities are generally discounted for lack of marketability or when the securities are illiquid, such as when there are restrictions on resale or the lack of an established trading market which will generally be the case for pre-IPO companies, as well as during any lockup period to which we are subject with respect to public companies in our portfolio. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material. Accordingly, there can be no assurance that we will be able to realize the fair value that our Board has determined for our portfolio company investments upon our disposition of such investments.

Our portfolio may be focused in a limited number of portfolio companies or industry sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or industry sectors experience a downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.  Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers.  In addition, our investments may be concentrated in a limited number of industry sectors.  We make investments in later stage, typically venture capital-backed, private, pre-IPO technology companies.  As a result, a market downturn affecting one of our portfolio companies or  industry sectors could materially adversely affect us.

We do not choose specific investments based on a strategy of industry diversification and do not intend to rebalance our portfolio if one of our portfolio company investments increases in value relative to the remaining portion of the portfolio.  As a result, our portfolio may be more vulnerable to events affecting a single industry sector or portfolio company and, therefore, subject to greater potential volatility than a company that follows a more diversified strategy.

Our investments in the energy and recycling sectors are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns, loss of government subsidies and incentives, and potential litigation.

Our investments in energy and recycling companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products.  In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts.  Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.  Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability.  In addition, our energy and recycling companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns.  The revenues, income (or losses) and valuations of energy and recycling companies can and often do fluctuate suddenly and dramatically and the markets in which energy and recycling companies operate are generally characterized by abrupt business cycles and intense competition.  Demand for renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases.  A change in prices in these energy products could reduce demand for alternative energy.  Our investments in energy and recycling companies also face potential litigation, including significant warranty and product liability claims, as well as class action and government claims arising from business failures of companies supported government subsidies.  Such litigation could adversely affect the business and results of operations of our energy and recycling portfolio companies. There is also particular uncertainty about whether agreements providing government incentives and subsidies for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides such incentives and subsidies for reductions in greenhouse gas emissions, without which such investments in energy and recycling dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes or government subsidies and incentives expire or are adversely modified. This could, in turn, materially adversely affect the value of the energy and recycling companies in our portfolio.

Our investments in Internet and software companies are subject to many risks, including regulatory concerns, litigation risks and intense competition.

Our investments in Internet and software companies are subject to substantial risks.  For example, our portfolio companies face intense competition since their businesses are rapidly evolving and intensely competitive, and are subject to changing technology, shifting user needs, and frequent introductions of new products and services.  Internet and software companies have many competitors in different industries, including general purpose search engines, vertical search engines and e-commerce sites, social networking sites, traditional media companies, and providers of online products and services.  Potential competitors to our portfolio companies in the Internet and software industries range from large and established companies to emerging start-ups. Further, such companies are subject to laws that were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.  The laws that do reference the Internet are being interpreted by the courts, but their applicability and scope remain uncertain. For example, the laws relating to the liability of providers of online services are currently unsettled both within the U.S. and abroad.  Claims have been threatened and filed under both U.S. and foreign laws for defamation, invasion of privacy and other tort claims, unlawful activity, copyright and trademark infringement, or other theories based on the nature and content of the materials searched and the ads posted by a company’s users, a company’s products and services, or content generated by a company’s users.  Further, the growth of Internet and software companies into a variety of new fields implicate a variety of new regulatory issues and may subject such companies to increased regulatory scrutiny, particularly in the U.S. and Europe.  As a result, these portfolio company investments face considerable risk. This could, in turn, materially adversely affect the value of the Internet and software companies in our portfolio.

Our investments in technology companies are subject to many risks, including volatility, intense competition, shortened product life cycles, litigation risk and periodic downturn.

We have invested and will continue investing in technology companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns.  The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically.  In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition, where the leading companies in any particular category may hold a highly concentrated percentage of the overall market share.  Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the selling prices of products and services provided by technology-related companies have historically decreased over their productive lives.  As a result, the selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities.  This could, in turn, materially adversely affect the value of the technology-related companies in our portfolio.

Some of our portfolio companies are subject to complex regulation, and any compliance failures or regulatory action could materially adversely affect their business and reduce the value of our investments.

The businesses of some of our portfolio companies are subject to extensive, complex and continually changing federal and state laws and regulations and the regulations of foreign agencies.  If these companies fail to comply with any applicable law, rule or regulation, they could be subject to fines and penalties, indemnification claims by their customers, or become the subject of a regulatory agency enforcement action, each of which would materially adversely affect their business and reputation.

These companies may also become subject to additional regulatory and compliance requirements as a result of changes in laws or regulations, or as a result of any expansion or enhancement of existing products and services or any new products or services they may offer in the future.  Compliance with any new regulatory requirements may divert internal resources and take significant time and effort.  Their compliance processes may not be sufficient to prevent assertions that they failed to comply with any applicable law, rule or regulation.

Any claims of noncompliance brought against our portfolio companies, regardless of merit or ultimate outcome, could subject them to investigation by the Department of Labor, the Federal Trade Commission, Internal Revenue Service, the Treasury Department or other federal, state and foreign regulatory authorities, which could result in substantial costs to them and divert management’s attention and other resources away from their operations.  In addition, investor perceptions of the subject company may suffer and could cause a decline in the market price of their securities, reducing the value of our investments in them.

Our portfolio companies may issue additional securities or incur debt that ranks equal or senior to our investments in such companies and we may experience a complete loss on our equity investments in the event of a bankruptcy or liquidation of any of our portfolio companies.

We intend to invest primarily in equity securities issued by our portfolio companies. The equity securities that we acquire directly from an issuer are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding.  The equity securities that we acquire directly from selling stockholders in private secondary transactions are typically common stock and may not represent the most senior equity securities of the issuer.  The portfolio companies may be permitted to issue additional securities or incur other debt that ranks equally with, or senior to, the equity securities in which we invest.  By their terms, such other securities (especially if they are debt securities) may provide that the holders are entitled to receive payment of interest or principal before we are entitled to receive any distribution from the portfolio companies.  Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments would typically be entitled to receive payment in full before equity investors like us may receive any distribution in respect of our investment, and holders of more senior classes of preferred stock (if any are issued) would typically be entitled to receive full or partial payment in preference to any distribution to us.  After repaying such senior creditors or preferred stockholders, the portfolio company may not have any remaining assets to distribute to us, and we may experience a complete loss on our investment.

We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:  (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment.

 We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities.  We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity.  Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status or lack access to the desired follow-on investment opportunity.  Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation.

We may be required to make additional investments in our portfolio companies, from time to time, to fund their operations.  If we elect not to fund our pro rata share of these additional investments, there may be adverse consequences to our initial investment including the forced conversion of our preferred stock into common stock at an unfavorable conversion rate and the corresponding loss of any liquation preferences or other rights and privileges that may be applicable to the securities we currently hold.

While we typically do not intend to purchase stock in a portfolio company’s IPO or in open market transactions thereafter, under certain circumstances, we may consider making additional investments in a publicly traded portfolio company in open market purchases, which will increase our position in the company.  We typically will consider open market purchases of shares in our publicly traded portfolio companies as a means to bring our overall investment closer to our targeted percentage of our gross assets per portfolio company investment.  In such cases, our initial private investments may have been limited due to the level of our gross assets at the time of the initial investment.  However, we may be unable to make follow-on investments in our publicly traded portfolio companies as a result of certain regulatory restrictions on a business development company’s investments in publicly traded securities with market capitalizations in excess of $250 million.

Because we likely will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over such portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments.

We typically do not seek board seats, observation rights or other control features in our investments.  As a result, our equity investments will typically be non-control investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies we invest in.  As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests.  In addition, other stockholders, such as venture capital and private equity sponsors that have substantial investments in our portfolio companies, may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company.  Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments.

As a business development company, we may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total  assets.  If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a business development company, we generally may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a market capitalization limit of $250 million.  Qualifying assets also include cash, cash equivalents, U.S. government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our portfolio company investments will constitute qualifying assets.  However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act.  If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities.  Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions.  We may utilize instruments such as futures, options, forward contracts, caps, collars, floors and interest rate swaps to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in market prices and interest rates.  Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline.  However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions.  Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase.  Moreover, for a variety of reasons, we may not be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.  Any such imperfect correlation, or basis risk, may prevent us from achieving the intended hedge and expose us to risk of loss.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors.  Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation.  Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its obligations to us with respect to the affected investments or to continue as a going concern.  This could result in realized losses in the future and ultimately in reductions of our net realized gains available for distribution in future periods.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, subject to the requirements of the 1940 Act.  Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issues.  These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.  Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions.  In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies.  Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies.  To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer.  We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.  Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Risks Relating to Our Business and Structure

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to continue to qualify as a business development company under the 1940 Act.  The 1940 Act imposes numerous constraints on the operations of business development companies.  For example, business development companies are required to invest at least 70% of their total assets primarily in securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less.  Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants.  Upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company.  If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility and increase our costs of doing business.

We are dependent upon Keating Investments’ principals, Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, for our future success.  If we lose any of our investment adviser’s principals, our ability to implement our business strategy could be significantly harmed.

We depend on the diligence, skill and network of business contacts of Keating Investments’ principals.  The principals, together with other investment professionals employed by Keating Investments, identify, evaluate, negotiate, structure, close, monitor and service our investments.  Our future success will depend to a significant extent on the continued service and coordination of Keating Investments’ principals, Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger.  Keating Investments has established an Investment Committee that must unanimously approve each new portfolio company investment that we make. Messrs. Keating, Rogers and Schweiger are the current members of the Investment Committee.  However, as the managing member of Keating Investments, Mr. Keating has sole control over the appointment and removal of the members of the Investment Committee and neither we nor our Board of Directors has any direct participation on the selection of members to the Investment Committee.  None of Messrs. Keating, Rogers and Schweiger is subject to an employment contract, and none receive any compensation directly from us.  While Messrs. Keating, Rogers and Schweiger currently devote substantially all of their business time to our operations, we expect that one of more of them will have other demands on their time as a result of Keating Investments’ contemplated launch of other entities to which they intend to provide investment advisory services.  We do not carry key-man life insurance on the lives of Messrs. Keating, Rogers or Schweiger.  The departure of any of these principals could have a material adverse effect on our ability to achieve our investment objective.

None of Keating Investments’ principals or other investment professionals, including Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, are subject to employment agreements, and there can be no assurance that our investment adviser will be successful in retaining its principals or other investment professionals.

None of Keating Investments’ principals or other investment professionals, Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, are subject to employment agreements. As a result, although Messrs. Keating, Rogers and Schweiger comprise the principals of Keating Investments, they are free to terminate their employment with Keating Investments at any time. In addition, none of our investment adviser’s principals or other investment professionals, including Messrs. Keating, Rogers and Schweiger, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with Keating Investments, or if Keating Investments were to no longer serve as our investment adviser. Currently, Messrs. Keating, Rogers and Schweiger devote substantially all of their business time to our operations.  However, we expect that one or more of Keating Investments’ principals and investment professionals may in the future have other demands on their time as a result of Keating Investments providing investment advisory services to other entities.  Further, our investment adviser, its principals, investment professionals and employees and the members of its Investment Committee may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us and/or of investment funds managed by our affiliates.  There can be no assurance that our investment adviser will be successful in retaining its principals and other investment professionals, including Messrs. Keating, Rogers and Schweiger. The departure of any of Messrs. Keating, Rogers and Schweiger could have a material adverse effect on our ability to achieve our investment objective.

Our growth will require that Keating Investments retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which Keating Investments will compete for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, will have greater resources than it.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

Since we have had only had limited dispositions of our investments, relating to interests in four portfolio company investments, as of September 30, 2013, we have limited financial information on which you can evaluate an investment in our company or the prior performance of us or our investment adviser.  As such, we are subject to the business risks and uncertainties associated with any new business enterprise.  Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, analyze and invest in companies that meet our investment criteria.  Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s proper structuring of the investment process and its ability to provide competent, attentive and efficient services to us.  We seek a specified number of investments in later stage, private pre-IPO companies, which may be extremely risky.  There can be no assurance that Keating Investments will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective or be able to achieve our targeted return on our portfolio company investments if and when they go public.

Because the portfolio company securities that we acquire are typically illiquid until an IPO or sale/merger of the company, we generally cannot predict the regularity and time periods between dispositions of our portfolio company investments and the realizations of capital gains, if any, from such dispositions.  Dispositions of our portfolio company investments are discretionary and based on our investment adviser’s business judgment.  Since we do not expect to generate current income from our portfolio company investments, our annual operating expenses will be financed from our capital base during periods of time between realizations of capital gains on our investments.  In addition, if we are successful in disposing of a portfolio company investment, we intend to reinvest the principal amount of our investment in new portfolio company opportunities, with any gain that we may realize being distributed to our stockholders after we pay any incentive fees earned by our investment adviser.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects.  The results of our operations will depend on many factors, including the availability of opportunities for investment, our ability to access the capital markets to raise cash to fund additional investments once we are fully invested, and economic conditions.  Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay distributions to our stockholders.

We may experience fluctuations in our periodic results, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our periodic results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the level of our expenses (including the interest rates payable on our borrowings and the dividend rates on any preferred stock we may issue, to the extent applicable), variations in and the timing of the recognition of realized and gains or losses and unrealized appreciation and depreciation, the degree to which we encounter competition in our markets and general economic conditions.  Our periodic results will also be affected by the ability of our private portfolio companies to complete their IPOs in our targeted two-year time frame, the strength of the IPO market and the level of stock market volatility in general.  As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our business model depends upon the development and maintenance of strong referral relationships with venture capital firms and investment banks, and our direct outreach to private companies.

We are substantially dependent on our relationships with venture capital firms and investment banks, which we use to help identify and gain access to investment opportunities, and our outreach to private companies that meet our investment criteria.  If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights to protect our investments in certain portfolio companies, or we fail to develop new relationships with other firms or sources of investment opportunities, then we may not be able to grow our network of sources for new portfolio company investments and achieve our investment objective.  In addition, persons with whom our investment adviser has relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity investments.  Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria.

Our ability to grow will depend on our ability to raise capital, and a disruption in the capital markets or the credit markets could negatively affect our business.

As a business development company, we need the ability to raise additional capital for investment purposes on an ongoing basis.  Without sufficient access to the capital markets, we may be forced to curtail our business operations or we may not be able to pursue new investment opportunities.  An inability to raise capital or access debt financing could negatively affect our business, inhibit our ability to scale operations, and lead to an increase in our operating expenses as a percentage of our net assets.  Disruptive conditions in the financial industry and any new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

We do not currently intend to borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies.  Although we have no current intention to do so, we may borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  We do not currently anticipate issuing any preferred stock, although we could do so if our Board of Directors determines that is was in our best interest and the best interests of our stockholders. The costs associated with any borrowing or preferred stock issuance will be indirectly borne by our common stockholders.

To the extent we do utilize leverage and the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations.  Our liquidity could be impaired further by an inability to access the capital markets.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of equity investments that we target as part of our business strategy.  We compete for such investments with a large number of venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies.  Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do.  In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can.  Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and, as a result, such companies may be more successful in completing their investments.  There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations.  Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

The incentive fee may induce Keating Investments, our investment adviser, to make speculative investments or incur leverage.

The incentive fee payable by us to Keating Investments may create an incentive for Keating Investments to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.  Although we do not currently intend to borrow funds or issue senior equity securities, including preferred stock, to finance the purchase of our investments in portfolio companies, we have the discretion to do so.  Although the use of leverage is not currently contemplated, the way in which the incentive fee payable to Keating Investments is determined, which is calculated as a percentage of the return on invested capital, may encourage Keating Investments to use leverage to increase the return on our investments.  In addition, while leverage for investment purposes is not currently used or contemplated, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage Keating Investments to seek to use leverage to make additional investments.  We will be required, however, to obtain the approval of our Board of Directors before we incur any indebtedness.  Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock.  Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

In addition, our investment adviser has control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments.  As a result, our investment adviser may face a conflict of interest in determining when it is appropriate to dispose of a specific investment, to the extent that doing so may serve to maximize its incentive fee at a point where disposing of such investment may not necessarily be in the best interests of our stockholders.  Our Board of Directors monitors such conflicts of interest in connection with its review of the performance of our investment adviser under our Investment Advisory and Administrative Services Agreement, as well as during its quarterly review of our financial performance and results of operations.

As a result of this offering, our gross assets will increase, which in turn will increase the fees payable to Keating Investments.

The base management fee we pay to Keating Investments is based on our gross assets, which includes cash or cash equivalents. This offering will increase our available capital, and thus our gross assets, which will increase the management fees payable to Keating Investments under the Investment Advisory and Administrative Services Agreement. Assuming (i) all rights are exercised, (ii) the average value of our gross assets, excluding proceeds from this offer, remains at approximately $72.5 million, and (iii) the estimated subscription price is $6.51 per share, and after giving effect to dealer manager fees and other expenses related to this offer, the investment adviser would receive additional annualized advisory fees of approximately $363,000, and the amount of the administrative fee received would not change.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities.  We do not currently intend to borrow funds to finance the purchase of our investments in portfolio companies.  Although we have no current intention to do so, we may borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  The costs associated with any borrowing will be indirectly borne by our common stockholders.  Although we do not currently anticipate incurring leverage, if we do so we may borrow from and issue senior debt securities to banks, insurance companies and other lenders.  Lenders of such senior securities would have fixed dollar claims on our assets that are superior to the claims of our common stockholders.  If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged.  Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged.  Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed.  Leverage is generally considered a speculative investment technique.  Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.  Moreover, as the management fee payable to Keating Investments will be payable on our gross assets, including those assets acquired through the use of leverage, Keating Investments may have a financial incentive to incur leverage which may not be consistent with the interests of our stockholders.  To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and increase our net investment loss.  In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Keating Investments.

Our potential use of borrowed funds to make investments may expose us to risks typically associated with leverage.

We do not currently intend to borrow funds to finance the purchase of our investments in portfolio companies.  Although we have no current intention to do so, we may borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. To the extent we do utilize leverage:

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a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage, therefore, shares of our common stock are exposed to incremental risk of loss;

•	adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•
our ability to pay dividends on our common stock will be restricted if our asset coverage ratio is not at least 200% and any amounts used to service indebtedness or preferred stock may not be available for such dividends;

•	such indebtedness would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we, and indirectly our stockholders, would bear the cost of issuing and paying interest or dividends on such securities; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock.

Our base management fee may induce our investment adviser to incur leverage.

Our base management fee is calculated on the basis of our total assets, including assets acquired with the proceeds of leverage. Although we do not currently intend to borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies, we may borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. Although the use of leverage is not currently contemplated, our investment adviser may be encouraged to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from delevering when it would otherwise be appropriate to do so. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would impair the value of our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will not be able to monitor this conflict of interest.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

We have entered into an Investment Advisory and Administrative Services Agreement with Keating Investments.  Keating Investments is controlled by Timothy J. Keating, who is the Chairman of our Board of Directors and our Chief Executive Officer, Kyle L. Rogers, who is our Chief Investment Officer, and Frederic M. Schweiger, who is our Chief Financial Officer, Chief Operating Officer, Chief Compliance Officer, Treasurer and Secretary and a member of our Board of Directors.  Messrs. Keating, Rogers and Schweiger, as principals of Keating Investments, collectively manage the business and internal affairs of Keating Investments.  In addition, Keating Investments provides us with office facilities and administrative services pursuant to an Investment Advisory and Administrative Services Agreement, without any profit to Keating Investments.  Mr. Keating is the Managing Member of and controls Keating Investments.

In addition, our executive officers and directors, and the principals of our investment adviser, may serve as officers, directors or principals of other entities or investment funds that operate in a line of business similar to our own.  Accordingly, if this occurs, they will have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

While we expect that the investment focus of each of these other entities will tend to be different from our investment objective, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us.  However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client.  In addition, Keating Investments does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both Keating Capital and the other funds that in the future may be managed by Keating Investments.  However, to the extent it does identify such opportunities, Keating Investments will establish a procedure to ensure that such opportunities are allocated between Keating Capital and such other funds in a fair and equitable manner.  Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between Keating Capital and any such other funds.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions.  In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors.  We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction.  Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees.  Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law.  Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.  Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer.  Our Board of Directors is charged with approving any waivers under our Code of Ethics.  As required by the Nasdaq corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties, as such term is defined in Item 404 of Regulation S-K.  In accordance with Item 404, related parties generally include our directors and executive officers, any nominees for director, any immediate family member of a director or executive officer or nominee for director, and any other person sharing the household of such director, executive officer or nominee for director.

We pay Keating Investments our allocable portion of overhead and other expenses incurred by Keating Investments in performing its obligations under the Investment Advisory and Administrative Services Agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff, which creates conflicts of interest that our Board of Directors must monitor.

Finally, we also entered into a license agreement with our investment adviser, pursuant to which our investment adviser granted us a non-exclusive license to use the name “Keating.”  Under the license agreement, we have the right to use the “Keating” name and logo for so long as Keating Investments or one of its affiliates remains our investment adviser.

Our investment adviser and its affiliates, officers and employees have certain conflicts of interest.

Our investment adviser, its principals, investment professionals and employees and the members of its Investment Committee serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us and/or of investment funds managed by our affiliates. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, we note that any affiliated investment vehicle currently formed or formed in the future and managed by the adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, our investment adviser and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although our investment adviser and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or its affiliates. In any such case, if our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all.

Our investment adviser can resign on 120 days’ notice and we may be unable to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under our current Investment Advisory and Administrative Services Agreement, to resign at any time upon not less than 120 days’ written notice, whether we have found a replacement or not.  If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all.  If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline.  In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates.  Even if we were able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective might result in additional costs and time delays that could adversely affect our financial condition, business and results of operations.

Operating under the constraints imposed on us as a business development company and a regulated investment company may hinder the achievement of our investment objectives.

The 1940 Act imposes numerous constraints on the operations of business development companies.  For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S.-based private companies or public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and other high quality debt instruments that mature in one year or less.  In addition, qualification for taxation as a regulated investment company, or RIC, requires satisfaction of source-of-income, diversification and distribution requirements.  These constraints, among others, may hinder Keating Investments’ ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage if we borrow funds to make additional investments.

We do not currently intend to borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies.  Although we have no current intention to do so, we may borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  We do not currently anticipate issuing any preferred stock, although we could do so if our Board of Directors determines that is was in our best interest and the best interests of our stockholders.   We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Our Board of Directors is required under the 1940 Act to approve any issuance of senior securities.  Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that were to happen, we might be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If in the future we issue debt or preferred stock, all of the costs of offering and servicing such debt or preferred stock, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of any debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we were to issue preferred stock, the holders of such preferred stock may have the ability to elect two members of our Board of Directors. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies.

If our common stock trades below its net asset value per share, our ability to raise additional equity capital will be adversely affected, and any offering of our common stock at a price below net asset value will result in immediate dilution to existing stockholders upon the closing of any such offering.

Except for a rights offering, we are not generally able to issue and sell our common stock at a price below net asset value per share.  We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interest and the best interest of our stockholders, and our stockholders approve such sale.  Since the listing of our common stock on Nasdaq on December 12, 2011, our shares have typically traded at a discount to our net asset value per share.  If our common stock persistently trades below net asset value, the prospect of dilution to our existing stockholders may result in it being unattractive to raise new equity, which may limit our ability to grow.  If our Board of Directors determines that a sale of common stock at a price below the current net asset value is in the best interests of the Company and our stockholders, our Board may consider a rights offering or it may seek approval from our stockholders for the authority to sell shares of our common stock below net asset value.  The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline.

If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we were to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value.  As a result, existing stockholders would experience further dilution and additional discounts to the price of our common stock.  Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of any such offerings cannot be predicted.

We will be subject to corporate-level income tax if we are unable to qualify as a regulated investment company, or RIC.

Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code.  We intend to operate so as to qualify as a RIC in future taxable years, however, no assurance can be given that we will be able to continue to qualify for and maintain RIC status in future years.  In order to qualify for the special treatment accorded to a RIC, we must meet certain income source, asset diversification and annual distribution requirements.  In order to satisfy the income source requirement, we must derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, income from “qualified publicly traded partnerships” or other income derived with respect to our business of investing in such stock or securities.  To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year.  Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status.  Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.  In order to satisfy the annual distribution requirement for a RIC, we must distribute at least 90% of our investment company taxable income (which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses), if any, to our stockholders on at least an annual basis.  Although we do not intend to borrow funds or issue senior securities, including preferred stock, in the foreseeable future to finance the purchase of our investments in portfolio companies, we have the discretion to do so.    Although the use of leverage is not currently contemplated, because we may use debt financing, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement.  If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all our income.  If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate-level federal taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.  Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income, such as payment-in-kind interest on certain debt investments.

Although we focus on achieving capital gains from our equity investments, in certain limited cases we may receive current income, either through interest or dividend payments, on our investments.  While our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses.  In the event that dividends are declared and paid on our preferred stock investments, it is possible that such preferred dividends may be paid in the form of preferred or common shares of the portfolio company.  In addition, if we acquire debt obligations with payment-in-kind (“PIK”) provisions, under applicable tax rules, we must include in income each year a portion of the PIK interest earned in that year.  Because PIK interest will be included in our investment company taxable income in the year it is earned, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we may not have received any corresponding cash amount.  As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification for RIC tax treatment under the Code.  We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.  If we are not able to obtain cash from other sources, we may fail to continue to qualify for RIC tax treatment and thus become subject to corporate-level income tax.  However, since we do not expect to have investment company taxable income for our taxable year, we would generally not be required to distribute PIK interest from our available cash or the proceeds from the disposition of our portfolio company investments to satisfy the annual distribution requirement.

Even in the event the value of your investment declines, the base management fee will still be payable.

The annual base management fee is calculated as 2% of the value of our gross assets, which we pay monthly in arrears.  The base management fee is payable regardless of whether the value of our gross assets or your investment declines.  As a result, we may owe Keating Investments a base management fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the period for which the base management fee is paid.

We incur significant costs as a result of being a public company.

As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Our Board of Directors is authorized to reclassify any unissued shares of our stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock.  Our Board of Directors will generally have broad discretion over the size and timing of any such reclassification, subject to a finding that the reclassification and issuance of such preferred stock is in the best interests of Keating Capital and our existing common stockholders.  Any issuance of preferred stock would be subject to certain limitations imposed under the 1940 Act, including the requirement that such preferred stock have equal voting rights with our outstanding common stock.  We are authorized to issue up to 200,000,000 shares of common stock and, as of September 30, 2013, we had 8,835,340 shares of common stock issued and outstanding.  In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation.  The cost of any such reclassification would be borne by our existing common stockholders. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two directors. As a result, our preferred stockholders would have the ability to reject a director that would otherwise be elected by our common stockholders. In addition, while Maryland law generally requires directors to act in the best interests of all of a corporation’s stockholders, there can be no assurance that a director elected by our preferred stockholders would not chose to act in a manner that tends to favors our preferred stockholders, particularly where there was a conflict between the interests of our preferred stockholders and our common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive certain of our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval (except as required by the 1940 Act).  We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock.  However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels.  These laws and regulations, as well as their interpretation, may be changed from time to time.  For example, although the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, became effective on July 21, 2010, many provisions of the Dodd-Frank Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Act.  Any change in these laws or regulations, and the issuance of the implementing regulations under the Dodd-Frank Act, could have a material adverse effect on our business and the value of your investment.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us.  Our bylaws contain a provision exempting any and all acquisitions by any person of our shares of stock from the Control Share Act under the Maryland General Corporation Law.  If our Board of Directors does not otherwise approve a business combination, the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. However, the SEC has recently taken the position that the Control Share Act is inconsistent with the 1940 Act and may not be invoked by a BDC. It is the view of the staff of the SEC that opting into the Control Share Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act. Additionally, under our charter, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue.  These antitakeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Continued global economic uncertainty could materially adversely impact our business and the value of your investment.

The current business environment is complicated by global economic uncertainty and regional unrest.  It remains unclear if and how the debt crisis in Europe will develop and whether it will result in a slowing of worldwide economic growth or even trigger a further global financial crisis.  It is unclear if the rising budget deficits in the United States will result in further downgrades in its credit rating.  Any outcome could be heightened potentially should an alternative to U.S. Treasury securities emerge as the global safe-haven for invested capital or should large holders of these securities, such as China, decide to divest of them in large quantities or in full.  Further, any decision by U.S. Federal Reserve to taper its stimulus efforts (including its bond buying program) as a result of improved economic forecasts could cause renewed uncertainty and increase market volatility.  All of this uncertainty could lead to a further broad reduction in risk taken by investors and corporations, which could reduce further the capital available to our portfolio companies, could affect the ability of our portfolio companies to build and grow their respective businesses, could decrease the liquidity options available to our portfolio companies, and could adversely affect the market prices of our publicly traded portfolio companies.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States, or a shutdown of the United States federal government could, have a material adverse effect on our business, financial condition and results of operations.

As has been widely reported, the United States Treasury Secretary has stated that the federal government may not be able to meet its debt payments in the relatively near future unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations.

If the U.S. Government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution, a federal government shutdown may result. Such a failure or the perceived risk of such a failure consequently could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

Risks Related to This Offering and Our Common Stock

Investing in shares of our common stock is highly speculative and an investor could lose all or some of the amount invested.

We are focused on capital appreciation and growth, which we seek to achieve through investments in the equity securities of later stage, private, pre-IPO companies.  By design, our fund has been structured as a high risk/high return investment vehicle.  Our investment objective and strategies result in a high degree of risk in our investments and may result in losses in the value of our investment portfolio.  Our investments in portfolio companies are highly speculative and, therefore, an investor in our common stock may lose his entire investment.  Write-downs of securities of our privately held companies will always be a by-product and risk of our business, and there can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if, as and when they go public.  An investment in our common stock would not be suitable for investors with lower risk tolerance.

Our common stock price may be volatile and may decrease substantially.

Since shares of our common stock were listed on the Nasdaq Capital Market beginning December 12, 2011, the trading price of our common stock has fluctuated substantially.  We expect that the trading price of our common stock will continue to fluctuate substantially.  The price of our common stock in the market on any particular day depends on many factors, some of which are beyond our control and may not be directly related to our operating performance.  These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	failure to qualify as a RIC for a particular taxable year, or the loss of RIC status;

•	actual or anticipated changes in our earnings, fluctuations in our operating results and net asset value, or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	fluctuations in the valuation of our portfolio investments;

•	public perception of the value of our portfolio companies;

•	operating performance of companies comparable to us;

•	market sentiment in the technology sector in which we invest; or

•	departures of any of the principals or other investment professionals of Keating Investments.

If we are unable to increase the institutional ownership of our stock and the number of analysts covering our stock, the trading volume of our stock is likely to remain low which could, in turn, increase the volatility of our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company.  Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future.  Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our shares might trade at premiums that are unsustainable or at discounts from net asset value, and since the listing of our common stock on Nasdaq on December 12, 2011, our shares have typically traded at a discount to our net asset value per share.

Shares of closed-end funds, including business development companies like us, may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share.  The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock investments generally, for initial public offerings and other exit events for venture capital-backed companies, and the mix of companies in our investment portfolio over time.  Because accurate financial and other data on our portfolio companies may be limited and not publicly disseminated, the public perception of their value may be unduly influenced by trading levels on secondary marketplaces, speculation about their prospects, market conditions, uninformed investor sentiment or other factors.  Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.  We cannot ever predict whether shares of our common stock will trade above, at or below our net asset value.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease.  The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

If we conduct additional offerings to sell additional shares of our common stock, the prevailing market price for our common stock could be adversely affected.  If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

There is a risk that you may not receive dividends or that our dividends may not grow over time or may be reduced over time, including on a per share basis as a result of the dilutive effects of this offering, particularly since we invest primarily in securities that do not produce current income, and any dividends we do pay are expected to vary significantly from year-to-year.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions.  The amount and timing of any distributions to our stockholders will fluctuate substantially because the source of our distributions will be solely from net capital gains (which we define for this purpose as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, that we realize from the dispositions of our portfolio company investments.  Since our equity investments typically do not generate current income (i.e., dividends or interest income), we will not generate net ordinary income from which we could make distributions to our stockholders, which makes us different from other business development companies that primarily make debt investments and may pay dividends from their interest income to stockholders on a more regular basis.  As we intend to focus on making primarily capital gains-based investments in equity securities, which will not be income producing, we do not anticipate that we will pay distributions regularly on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.

Our ability to pay distributions will be based on our ability to invest our capital in securities of suitable portfolio companies in a timely manner, our portfolio companies achieving a liquidity event, and our ability to dispose of our publicly traded portfolio positions at a gain.  There is no assurance that our portfolio companies will complete an IPO, sale/merger or other liquidity event or that we will be able to realize any net capital gains from the disposition of our publicly traded portfolio company investments.  Accordingly, there can be no assurance that we will pay distributions to our stockholders in the future, and that any distributions we do pay to stockholders will be paid only from net capital gains, if any, realized from the disposition of our portfolio company investments, after reduction for any incentive fees payable to our investment adviser.    Moreover, to the extent that we make such distributions in the future, the timing and amount of such distributions will be irregular and vary significantly from year-to-year.

In addition, any unrealized depreciation in our investment portfolio could be an indication that we will be unable to recover the cost of our investment when we dispose of it in the future.  This could result in realized capital losses in the future and ultimately in reductions of our net capital gains available for distribution in future periods.

A portion of our distributions may constitute a return of capital and affect our stockholders’ tax basis in our shares.

We plan to make distributions from any assets legally available for distribution and will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, realized capital gains or are returns of capital.  To the extent there is a return of capital, investors will be required to reduce their cost basis in our stock for federal tax purposes, which will result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value.

We may retain some or all of our realized net capital gain to pay any incentive fees payable to our investment adviser, which may result in a deemed distribution to our stockholders.

Our Board of Directors currently maintains a distribution policy with the objective of distributing between 90% and 100% of our net capital gains (which we define for this purpose as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to our investment adviser.  Our distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time.  The amounts we retain from our distributions of realized net capital gains, including incentive fees, may be designated as a deemed distribution to stockholders.  In such case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained realized net capital gains.

  We may also in the future choose to pay a portion of our dividends using shares of our common stock, in which case you may be required to pay tax in excess of the cash portion of the dividend you receive.

We may in the future choose to pay a portion of our dividends using shares of our common stock, in which case you may be required to pay tax in excess of the cash portion of the dividend you receive.  However, we currently have no intention of paying dividends in shares of our stock.  In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution.  If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock).  In no event will any stockholder, electing to receive cash, receive less than 20% of his entire distribution in cash.  If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.  Accordingly, if we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes.  As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received.  If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.  Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock.  In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.  We currently have no intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

The market price of our shares of common stock may be adversely affected by the sale of shares by our management or large stockholders.

Sales of our shares of common stock by our officers through 10b5-1 plans or by large shareholders could adversely and unpredictably affect the price of those securities.  Additionally, the price of our shares of common stock could be affected even by the potential for sales by these persons.  We cannot predict the effect that any future sales of our common stock, or the potential for those sales, will have on our share price.  Furthermore, due to relatively low trading volume of our stock, should one or more large stockholders seek to sell a significant portion of its stock in a short period of time, the price of our stock may decline.  Each of our current officers and directors has agreed to a lockup on the sale or disposition of his shares for a one-year period following the date of this prospectus.

We cannot assure you that we will be able to successfully deploy the proceeds of this offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objective within approximately six months after the consummation of this offering.  We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of this offering in that timeframe.  To the extent we are unable to invest substantially all of the net proceeds of this offering within our contemplated timeframe after the completion of this offering, the timing of our realized gains from dispositions of our investments may be delayed, and in turn our results of operations, will likely be adversely affected.

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering.  We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated.  We will also pay operating expenses from net proceeds.  Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses.  In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Our stockholders will experience substantial immediate dilution of the aggregate net asset value of their shares as a result of this rights offering and, if you do not fully exercise your rights, your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be substantially diluted as a result of this rights offering.

Stockholders who do not fully exercise their rights should expect that they will, at the completion of this offering, own a substantially smaller proportional interest in us, including with respect to voting rights, than would otherwise be the case if they fully exercised their rights.  We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition because the estimated subscription price is, and the subscription price will be, less than our net asset value per share, our stockholders will experience substantial immediate dilution of the aggregate net asset value of their shares as a result of the offer. The subscription price per share, which will be determined upon the expiration of this offering, will be the greater of: (i) 92.5% of the volume-weighted average of the sales prices of our common stock on the Nasdaq Capital Market for the five consecutive trading days ending on the expiration date of this offering, and (ii) $6.00 per share. Because the subscription price per share will be determined upon the expiration of this offering, the subscription price may be higher or lower than the estimated subscription price of $6.51 per share. However, the subscription price determined upon expiration of this offering will not be less than $6.00 per share. If the subscription price upon expiration of this offering is determined to be $6.00 per share, the lowest price at which this offering could be completed, our stockholders will experience greater dilution of the aggregate net asset value of their shares than if the offering was completed at the estimated subscription price of $6.51 per share. This offering will also cause substantial dilution in the dividends per share we are able to distribute subsequent to completion of the offering.  In addition, our reported earnings per share will be retroactively adjusted to reflect the dilutive effects of this offering.  See “Dilution.”

We may terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you except to return your subscription payments, without interest.

We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby.  If the rights offering is terminated, all rights will expire without value and the subscription agent will return as soon as practicable all exercise payments, without interest.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties.  These forward-looking statements are not historical facts, but are based on current management expectations that involve substantial risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed in, or implied by, these forward-looking statements.  Forward-looking statements relate to future events or our future financial performance.  We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words.  Important assumptions include our ability to originate new portfolio company investment opportunities, the success of our portfolio companies in completing an initial public offering within our targeted timeframes, our ability to achieve certain returns on our investments, and our ability to access additional capital.  The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the impact of the investments we expect to make;

•	our ability to identify future portfolio companies that meet our investment criteria;

•	the impact of a protracted decline in the level of IPO market activity on our business;

•	our relationships with venture capital firms and investment banks that are the primary sources of our investment opportunities;

•	the expected market for venture capital investments in later stage, private, pre-IPO companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access the equity and debt markets to raise capital to fund additional portfolio company investments;

•	the ability of our portfolio companies to achieve their operating performance objectives and complete an IPO within our targeted timeframe;

•	our ability to invest at valuations which allow us to achieve our targeted returns within our expected holding periods;

•	our regulatory structure and tax status, including any changes in laws and regulations;

•	our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital;

•	our ability to generate realized capital gains from the disposition of our portfolio company interests after they have completed an IPO;

•	the timing, form and amount of any dividend distributions;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate.  In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved.  These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus.  You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.  Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, to reflect events or circumstances occurring after the date of this prospectus.  In this regard, we will update this prospectus in the event of any material change to the information contained herein during the pendency of any offering as required by the federal securities laws.  The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.  In addition, the forward-looking statements and projections contained in any reports we may file subsequent to completion of this offering under the Exchange Act will be excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

THE OFFER

Purpose of the Offer

Our Board of Directors has determined that it would be in the best interest of Keating Capital and its stockholders to increase the capital available for making additional investments, as well as to generally enhance our liquidity.  We believe that we will have limited capital available for new investments in 2014 unless we increase our present capital resources  The offering will increase the capital available for us to make additional investments.  However, it is our policy to retain approximately $10 million in cash and cash equivalents to fund our future operating expenses, although the amount we actually retain may vary depending on our operating expenses and the timing of our expected purchases and sales of portfolio company investments.  This offering gives existing shareholders the right to purchase additional shares at a price that is expected to be below market, while providing us access to additional capital resources.  In connection with the approval of this rights offering, our Board of Directors considered, among other things, the following factors:

●	the subscription price relative to the market price and to our net asset value per share, including the likelihood that the subscription price will be below our net asset value per share;

●	the increased capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objective;

●	the dilution to be experienced by non-exercising stockholders;

●	the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;

●	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer-manager;

●	the size of the offering in relation to the number of shares outstanding;

●	the fact that the rights will not be listed on the Nasdaq Capital Market;

●	the market price of our common stock, both before and after the announcement of the rights offering;

●	the general condition of the securities markets; and

●	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to our investment adviser.

In approving this rights offering, our Board of Directors considered the possible benefits to our stockholders including the following:  (i) that a greater number of and larger investment opportunities may be available with a larger capital base, (ii) that additional capital may reduce our operating expenses per share, (iii) that a higher market capitalization and greater liquidity may make our common stock more attractive to investors, and (iv) that our ability to raise additional capital may help reduce or eliminate our stock price discount to net asset value over time.

There can be no assurance of the amount of dilution that a stockholder will experience or that the rights offering will be successful.

We cannot provide you assurance that the current offering will be successful, or that by increasing the amount of our available capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered.  In addition, our investment adviser’s management fee is based upon our gross assets, which include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies.

In determining that this offer is in our best interest and in the best interests of our stockholders, we have retained Ladenburg Thalmann & Co. Inc., the dealer manager for this offer, to provide us with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer.  In this regard, our Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this offer is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer, provided that our Board of Directors must determine that each subsequent rights offering is in the best interest of our stockholders.  Any such future rights offering will be made in accordance with the 1940 Act.

Terms of the Offer

We are issuing to record date stockholders non-transferable rights to subscribe for up to approximately 2,945,113 shares of our common stock.  Each record date stockholder is being issued one non-transferable rights for every three shares of common stock owned on the record date.  No fractional rights will be issued.  The rights entitle each record date stockholder to acquire at the subscription price one share for each right held, which we refer to as the primary subscription right.  Rights may be exercised at any time during the subscription period, which commences on November 20, 2013, the record date, and ends at 5:00 p.m., New York City time, on December 16, 2013, the expiration date, unless extended by us.

The rights are non-transferable and will not be listed for trading on the Nasdaq Capital Market or any other stock exchange.  The rights may not be purchased or sold and there will not be any market for trading the rights.  The shares of our common stock issued pursuant to an exercise of rights will be listed on the Nasdaq Capital Market under the symbol “KIPO.”  The rights will be evidenced by subscription certificates which will be mailed to record date stockholders, except as discussed below under “Foreign Stockholders.”

We will not issue fractional shares upon the exercise of rights; accordingly, rights may be exercised only in whole number multiples of one.

Shares for which there is no subscription during the primary subscription will be offered, by means of the over-subscription privilege, to record date stockholders who fully exercise the rights issued to them pursuant to this offering (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share) and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights.  Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations.  See “—Over-Subscription Privilege” below.

For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of rights which must be exercised in order for the offer to close.

Over-Subscription Privilege

Shares not subscribed for by record date stockholders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, to record date stockholders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the basic subscription.  Record date stockholders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege.  If there are sufficient remaining shares, all record date stockholders’ over-subscription requests will be honored in full.  If a record date stockholder’s request for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among record date stockholders who over-subscribe based on the number of shares held on the record date.  The percentage of remaining shares each over-subscribing record date stockholder may acquire will be rounded down to result in delivery of whole shares.  The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis.  The formula to be used in allocating the remaining shares is as follows:

Stockholder’s Record Date Position	× Remaining Shares
Total Record Date Position of All Over-Subscribers

However, if this pro-rata allocation results in any stockholder being allocated a greater number of shares than the stockholder subscribed for pursuant to the exercise of the over-subscription privilege, then such stockholder will be allocated only such number of shares pursuant to the over-subscription privilege as such stockholder subscribed for.  Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full.  We will not offer or sell in connection with the offer any shares that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

The Subscription Price

The subscription price for the shares to be issued pursuant to the offer will be the greater of (i) 92.5% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Capital Market for the five consecutive trading days ending on the expiration date, and (ii) $6.00 per share, which we refer to as the floor price. Since the expiration date will be December 16, 2013 (unless we extend the offer), and the subscription price will be determined on the expiration date, record date stockholders who elect to exercise their rights will not know the subscription price at the time they exercise such rights. As a result, record date stockholders will be required initially to pay for both the shares subscribed for pursuant to the primary subscription right and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $6.51 per share.  See “—Payment for Shares” below.  Record date stockholders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent.  We do not have the right to withdraw the rights or cancel this offer after the rights have been distributed.

Because record date stockholders must only pay the estimated subscription price per share to exercise their rights pursuant to the offering and the subscription price may be higher or lower than the estimated subscription price, and because record date stockholders may not receive all the shares for which they subscribe pursuant to the over-subscription privilege, record date stockholders may receive a refund or be required to pay an additional amount equal to the difference between the estimated subscription price and the subscription price, multiplied by the total number of shares for which they have subscribed and been issued, including pursuant to the over-subscription privilege. Any additional payment required from a stockholder must be received by the subscription agent within ten business days after the confirmation date in order to receive all the shares of common stock subscribed for pursuant to the exercise of the rights. Any excess payment to be refunded by us to a stockholder will be mailed by the Subscription Agent as promptly as practicable.  No interest will be paid on any amounts refunded.  See “—Payment for Shares” below.

Expiration of the Offer

The offer will expire at 5:00 p.m., New York City time, on December 16, 2013, the expiration date, unless extended by us.  The rights will expire on the expiration date of the rights offering and may not be exercised thereafter.

Our Board of Directors may determine to extend the subscription period, and thereby postpone the expiration date, to the extent our Board of Directors determines that doing so is in the best interest of our stockholders.  For example, our Board of Directors may elect to extend the subscription period in the event there is substantial instability or volatility in the trading price of our common stock on the Nasdaq Capital Market at or near the expiration date, or if any event occurs which causes trading to cease or be suspended on the Nasdaq Capital Market or the financial markets generally.  The foregoing are not the only circumstances under which this offer may be extended, and our Board of Directors is free to extend the subscription period at its discretion, provided it determines that doing so is in the best interests of our stockholders.

Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date.  Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

Dilutive Effects

Any stockholder who chooses not to participate in the offering should expect to own a smaller interest in us upon completion of the offering.  The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their primary subscription rights.  Further, because the subscription price per share is, and the subscription price will be, less than the net asset value per share, based on our current market price, the offering  will reduce our net asset value per share and will result in an immediate dilution of net asset value per share for all of our stockholders.  The amount of dilution that a stockholder will experience could be substantial.

The subscription price per share, which will be determined upon the expiration of this offering, will be the greater of: (i) 92.5% of the volume-weighted average of the sales prices of our common stock on the Nasdaq Capital Market for the five consecutive trading days ending on the expiration date of this offering, and (ii) $6.00 per share. Because the subscription price per share will be determined upon the expiration of this offering, the subscription price may be higher or lower than the estimated subscription price of $6.51 per share. However, the subscription price determined upon expiration of this offering will not be less than $6.00 per share. If, the subscription price upon expiration of this offering is determined to be $6.00 per share, the lowest price at which this offering could be completed, our stockholders will experience greater dilution of the aggregate net asset value of their shares than if the offering was completed at the estimated subscription price of $6.51 per share.

Shares of business development companies have in the past frequently traded at discounts to their net asset values.  This characteristic of business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

Amendments and Waivers; Termination

We reserve the right to amend the terms and conditions of the offering, whether the amended terms are more or less favorable to you.  We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.

We will decide all questions as to the validity, form and eligibility (including times of receipt, beneficial ownership and compliance with other procedural matters) in our sole discretion, and our determination shall be final and binding.  The acceptance of subscription certificates and the subscription price also will be determined by us.  Alternative, conditional or contingent subscriptions will not be accepted.  We reserve the right to reject any exercise if such exercise is not in accordance with the terms of the offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful.  We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion.  We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby by giving oral or written notice thereof to the subscription agent and making a public announcement thereof.  If the offering is terminated, all rights will expire without value and we will promptly arrange for the refund, without interest, of all funds received from holders of rights.  All monies received by the subscription agent in connection with the offering will be held by the subscription agent, on our behalf, in a segregated interest-bearing account at a negotiated rate.  All such interest shall be payable to us even if we determine to terminate the offering and return your subscription payment.

Information Agent

Georgeson, Inc. will act as the information agent in connection with the offering.  The information agent will receive for its services a fee estimated to be approximately $7,000 plus reimbursement of all out-of-pocket expenses related to the offering. Georgeson, Inc. can be contacted at the below address:

Georgeson Inc.
480 Washington Blvd., 26th Floor
Jersey City, NJ  07310
All Holders, Banks and Brokers Call Toll-free: (888) 877-5360

Subscription Agent

DST Systems, Inc., who acts as our transfer, dividend paying and reinvestment plan agent and registrar, will act as the subscription agent in connection with this offer.  The subscription agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $20,000, plus reimbursement for all out-of-pocket expenses related to the offer.

Completed subscription certificates must be sent together with full payment of the estimated subscription price for all shares subscribed for in the primary subscription and the pursuant to over-subscription privilege to the subscription agent by one of the methods described below.  Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to (816) 283-5595 which must be received by the subscription agent at or prior to 5:00 p.m., New York City time, on the expiration date of the rights offering.  Facsimiles should be confirmed by telephone at (866) 292-9452.  We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, at or prior to 5:00 p.m., New York City time, on the expiration date of the rights offering, or by the close of business on the third business day after the expiration date of the rights offering following timely receipt of a notice of guaranteed delivery.  See “Payment for Shares” below. In this prospectus, close of business means 5:00 p.m., New York City time, on the relevant date.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:
Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.

By First Class Mail Only: (No Overnight/Express Mail)	Keating Capital, Inc. c/o DST Systems. Inc. P.O. Box 219125 Kansas City, MO 64121

By Overnight Delivery:	Keating Capital, Inc. c/o DST Systems. Inc. 430 W 7th Street Kansas City, MO 64105

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the information agent at its telephone number and address listed below:

Georgeson Inc.
480 Washington Blvd., 26th Floor
Jersey City, NJ  07310
All Holders, Banks and Brokers Call Toll-free: (888) 877-5360

Stockholders may also contact their broker-dealers or nominees for information with respect to the offer.

Non-Transferability of Rights

The rights are not transferable and will not be listed for trading on the Nasdaq Capital Market or any other stock exchange.  The rights may not be purchased or sold and there will not be any market for trading the rights.  The shares of common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Capital Market under the symbol “KIPO.”

Methods for Exercising Rights

Rights are evidenced by subscription certificates that, except as described below under “Foreign Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee.  Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the estimated subscription price by the expiration date of the rights offering.  Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date.  A fee may be charged for this service.  Completed subscription certificates and related payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on or before the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”) at the offices of the subscription agent at the address set forth above.  Fractional shares will not be issued upon the exercise of rights.

Exercise of the Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them may participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire.  If sufficient remaining shares are available after the primary subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated pro-rata among record date stockholders who over-subscribe based on the number of shares held on the record date and the number of remaining shares issued to some or all record date stockholders participating in the over-subscription privilege may be reduced as described under “—Over-Subscription Privilege” above.

Lockup Agreements

Our directors and officers who are record date stockholders may subscribe to shares of our common stock in this offering pursuant to the primary subscription or the over-subscription privilege.  Each of our directors and officers has agreed that for a period of one year from the expiration date of this offering, such party will not, without the prior written consent of Ladenburg Thalmann & Co. Inc., the dealer manager, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly, or hedge any shares of our common stock held by such person prior to this offering or acquired in this offering.  Ladenburg Thalmann & Co. Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without public notice. Transfers or dispositions can be made during the lockup period in the case of gifts or for estate planning purposes where the transferee signs a lock-up agreement, and with respect to shares of common stock acquired in open market transactions subsequent to the completion of this offering, provided that, in each case, no filing under Section l6(a) of the Exchange Act or other public filing or report shall be required or shall be voluntarily made in connection with such transfer or disposition.  Sales of our shares by our officers and directors are not subject to the 1940 Act’s general prohibition on sales of common stock at prices below net asset value.

Record Date Stockholders Whose Shares Are Held By a Nominee

Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights.  In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under “Payment for Shares” below.

Nominees

Nominees, such as broker-dealers, trustees or depositories for securities, who hold shares for the account of others, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights.  If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under “Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the subscription price will be determined by us, which determinations will be final and binding.  No alternative, conditional or contingent subscriptions will be accepted.  We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

We reserve the right to reject any exercise if such exercise is not in accordance with the terms of this rights offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful.  We reserve the right to waive any deficiency or irregularity with respect to any subscription certificate.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion.  We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Foreign Stockholders

Subscription certificates will not be mailed to foreign stockholders.  Foreign stockholders will receive written notice of this offer.  The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law.  If no instructions have been received by the expiration date, such rights will expire.

Payment of Shares

Participating record date stockholders may choose between the following methods of payment:

(1)           A participating record date stockholders may send the subscription certificate together with payment for the shares acquired in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on the estimated subscription price per share.  To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent’s offices set forth above, at or prior to 5:00 p.m., New York City time, on the expiration date.

(2)           A participating record date stockholders may request a Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of:  (i) payment of the estimated subscription price for the shares subscribed for in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and duly executed subscription certificate.  The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and payment of the estimated subscription price for the shares is received by the subscription agent at or prior to 5:00 p.m., New York City time, on December 19, 2013 (or, if the offer is extended, by the close of business on the third business day after the extended expiration date).

All payments by a participating stockholder must be in U.S. dollars by money order or check or bank draft drawn on a bank or branch located in the United States and payable to Keating Capital, Inc.  The subscription agent will deposit all funds received by it prior to the final payment date into a segregated account pending pro-ration and distribution of the shares.

The method of delivery of subscription certificates and payment of the estimated subscription price to us will be at the election and risk of the participating record date stockholders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable).  Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

On a date within ten business days following the expiration date, or the confirmation date, the subscription agent will send to each participating record date stockholder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing:  (i) the number of shares purchased pursuant to the primary subscription, (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per share and total purchase price for the shares, and (iv) any additional amount payable to us by the participating record date stockholder or any excess to be refunded by us to the participating record date stockholder, in each case based on the subscription price as determined on the expiration date.  Any additional payment required from a participating record date stockholder must be received by the subscription agent within 10 business days after the confirmation date.  Any excess payment to be refunded by us to a participating record date stockholder will be mailed by the subscription agent to the record date stockholder as promptly as practicable.  No interest will be paid on any amounts refunded.

Whichever of the two methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment.  If a participating record date stockholder who subscribes for shares pursuant to the primary subscription or over-subscription privilege does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions:  (i) reallocate the shares to other participating record date stockholders in accordance with the over-subscription privilege, (ii) apply any payment actually received by it from the participating record date stockholder toward the purchase of the greatest whole number of shares which could be acquired by such participating record date stockholder upon exercise of the primary subscription and/or the over-subscription privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding.  We in our sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion.  The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Participating record date stockholders will have no right to rescind their subscription after receipt of their payment of the estimated subscription price for shares by the subscription agent, except as provided below under “Notice of Net Asset Value Decline.”

Notice of Net Asset Value Decline

We, as required by the SEC’s registration form, will suspend the offer until we amend this prospectus if, subsequent to the effective date of this prospectus, our net asset value declines more than 10% from our net asset value as of that date.  Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating record date stockholders to cancel their exercise of rights.

Delivery of Stock Certificates

The subscription agent will deliver statements of holding reflecting new shares of common stock in the subscription agent’s transfer records and accounts maintained on behalf of the Company, representing those shares of common stock purchased pursuant to the primary subscription and, if applicable, those shares purchased pursuant to the exercise of the over-subscription privilege as soon as practicable after the expiration date, after all allocations have been effected and full payment for such shares has been received and cleared.  Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee.  With respect to all other stockholders, the shares subscribed for will be held in book-entry form by the subscription agent unless the stockholder instructs the subscription agent in writing to deliver a physical stock certificate representing the shares subscribed for.

Federal Income Tax Consequences of the Offer

For federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized if the rights expire without exercise.

A record date stockholder’s basis in a right will be zero unless either: (i) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed, or (ii) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right.  If either of clauses (i) or (ii) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.

The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued.  If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised.

A record date stockholder’s basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the record date stockholder’s basis in the right, if any, and the subscription price per share.  A record date stockholder’s gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share is held for more than one year.

The foregoing is a general summary of the material U.S. federal income tax consequences of the offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences.  The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive.  Participating record date stockholders should consult their tax advisers regarding specific questions as to foreign, federal, state or local taxes.

ERISA Considerations

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, which we refer to as ERISA (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to a retirement plan (other than rollover contributions or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions.  In the case of retirement plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated.  It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a retirement plan.

Retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code.  If any portion of an individual retirement account is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.  ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of rights.  Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

Distribution Arrangements

Ladenburg Thalmann & Co. Inc., a broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), will act as dealer manager for this offer.  Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory and marketing services in connection with this offer and will solicit the exercise of rights and participation in the over-subscription privilege.  This offer is not contingent upon any number of rights being exercised.  We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 4% of the aggregate subscription price for shares issued pursuant to this offer.  In addition, we have agreed to reimburse the dealer manager, out of the proceeds of the offering, an aggregate amount up to $50,000 for their expenses incurred in connection with this offer, including reimbursement of the fees and expenses of counsel to the dealer manager.  We will also pay the fees and expenses of counsel to the dealer manager up to $10,000 (excluding FINRA filing fees) in connection with securing any required review by FINRA of the terms of this offering.

The dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to 0.5% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date.  Fees will be paid by us to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer manager.

We have agreed to indemnify the dealer manager for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misfeasance, or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the dealer manager agreement.

The principal business addresses of the dealer manager is: Ladenburg Thalmann & Co. Inc., 520 Madison Avenue, 9th Floor, New York, New York 10022.

Increase in Investment Advisory Fees

Our investment adviser will benefit from this offer because a portion of the investment advisory fee we pay to the investment adviser is based on our gross assets.  See “Investment Advisory and Administrative Services Agreement” below.  It is not possible to state precisely the amount of additional compensation the investment adviser will receive as a result of this offer because it is not known how many shares will be subscribed for.  However, assuming (i) all rights are exercised, (ii) the average value of our gross assets, excluding proceeds from this offer, remains at approximately $72.5 million, and (iii) the estimated subscription price is $6.51 per share after giving effect to dealer manager fees and other expenses related to this offer, the investment adviser would receive additional annualized advisory fees of approximately $363,000, and the amount of the administrative fee received would not change.  Two of our directors who voted to authorize this offer are interested persons of the investment adviser.  The other three directors who approved this offer are not affiliated with the investment adviser.

Dilution

As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer, including with respect to voting rights.  In addition, because the estimated subscription price per share is, and the subscription price will be, less than the net asset value per share, based on our current market price, the offer will result in an immediate dilution of net asset value per share for all of our stockholders.  Any such dilution will disproportionately affect non-exercising stockholders.  In addition, all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights.  This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering.  See “Dilution.”

USE OF PROCEEDS

Assuming our record stockholders exercise rights to purchase 2,945,113 shares of our common stock, and the estimated subscription price of $6.51 per share, the net proceeds of the offer will be approximately $18.2 million, after deducting dealer-manager fees of approximately $767,000 and other expenses related to this offer payable by us estimated at approximately $250,000.  There can be no assurance that all the rights will be exercised in full.

We plan to use the net proceeds of this offering for acquiring investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes.  We will also pay operating expenses, including advisory and administrative fees and expenses, from the net proceeds of this offering.  We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within approximately six months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.  We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.  The management fee payable by us will not be reduced while our assets are invested in such securities.  See “Regulation as a Business Development Company—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Capital Market under the symbol “KIPO.”  The following table sets forth, for each fiscal quarter since our initial listing on the Nasdaq Capital Market on December 12, 2011, the net asset value, or “NAV,” per share of our common stock, the high and low sales prices for our common stock, and such sales prices as a percentage of NAV per share and quarterly distributions per share.

		Price Range		Premium/ (Discount) of	Premium/ (Discount) of
	NAV(1)	High	Low	High Sales Price to NAV	Low Sales Price to NAV	Cash Distributions Per Share(2)
Fiscal 2013
Fourth Quarter (through November 1, 2013)	*	$7.45	$6.68	*	*	-
Third Quarter	$7.93	$8.05	$5.85	1.5%	-26.2%	$0.24
Second Quarter	$7.79	$6.85	$5.65	-12.1	-27.4%	$0.24
First Quarter	$8.00	$6.87	$6.10	-14.1	-23.7%	-

Fiscal 2012
Fourth Quarter	$8.00	$7.40	$6.08	-7.5%	-24.0%	$0.03
Third Quarter	$8.14	$7.80	$6.16	-4.2%	-24.3%	-
Second Quarter	$8.12	$7.96	$5.72	-2.0%	-29.6%	-
First Quarter	$8.22	$9.69	$6.51	17.9%	-20.8%	-

Fiscal 2011
Fourth Quarter (from December 12, 2011 through December 31, 2011)	$8.23	$10.73	$8.00	30.4%	-2.8%	-

__________

(1)    NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV on the date of the high and low closing sales prices.  The NAV per share is based on outstanding shares at the end of each quarter.

(2)  Represents the cash distribution paid in the specified quarter.  We also paid a distribution of $0.13 per share on February 17, 2011.

 *      Not determinable at the time of this filing.

The last reported sales price for our common stock on November 1, 2013 was $7.15 per share.  As of November 1, 2013, we had approximately 850 stockholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares.  The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease.  It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value. However, since the listing of our common stock on Nasdaq on December 12, 2011, our shares have typically traded at a discount to our net asset value per share.

Our Board of Directors currently maintains a variable distribution policy with the objective of distributing to our stockholders, on at least an annual basis, an amount that equals between 90% and 100% of our net capital gains (which are defined as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser.  We will have substantial fluctuations in our distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of four years.  Our ability to pay distributions will be based on our ability to invest our capital in securities of suitable portfolio companies in a timely manner, our portfolio companies achieving a liquidity event through either an IPO or sale/merger of the company, and our ability to dispose of our positions at a gain following the liquidity event.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Distributions.”

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of September 30, 2013, and (ii) our capitalization as adjusted to reflect the effects of the sale of 2,945,113 shares of our common stock in this offering, assuming all rights are exercised at the estimated subscription price of $6.51 per share, and our receipt of the estimated net proceeds from that sale. Because the subscription price per share will be determined upon the expiration of this offering, the subscription price may be higher or lower than the estimated subscription price of $6.51 per share. However, the subscription price determined upon expiration of this offering will not be less than $6.00 per share.

You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in this prospectus.

	As of September 30, 2013
	Actual	As Adjusted
Assets:
Cash and cash equivalents	$10,433,449	$28,589,227
Total assets	$72,491,972	$90,647,750

Net assets:
Common stock, par value $0.001 per share, 200,000,000 shares authorized,
9,283,781 shares issued, actual, 12,228,894 shares issued, as adjusted	$9,284	$12,229
Additional paid-in capital	71,675,244	89,828,077
Treasury stock, at cost, 448,441 shares held, actual, 448,441 shares held, as adjusted	(2,962,594)	(2,962,594)
Accumulated net investment loss	(5,266,063)	(5,266,063)
Accumulated undistributed net realized gain on investments	104,072	104,072
Net unrealized appreciation on investments	6,472,018	6,472,018
Total net assets	$70,031,961	$88,187,739

Common stock, shares issued and outstanding	8,835,340	11,780,453

DILUTION

Because the estimated subscription price per share is, and the subscription price will be, less than the net asset value per share, based on our current market price, the offering will reduce our net asset value per share and will result in an immediate dilution of net asset value per share for all of our stockholders.

As of September 30, 2013, our total net assets were $70,031,961, or $7.93 per share.  After giving effect to the sale of 2,945,113 shares of our common stock in this offering, assuming all rights are exercised at the estimated subscription price of $6.51 per share, and our receipt of the estimated net proceeds from that sale, our pro forma net asset value would be $88,187,739, or $7.49 per share, representing an immediate dilution of $0.44 per share to our existing stockholders.

The subscription price per share, which will be determined upon the expiration of this offering, will be the greater of: (i) 92.5% of the volume-weighted average of the sales prices of our common stock on the Nasdaq Capital Market for the five consecutive trading days ending on the expiration date of this offering, and (ii) $6.00 per share. Because the subscription price per share will be determined upon the expiration of this offering, the subscription price may be higher or lower than the estimated subscription price of $6.51 per share. However, the subscription price determined upon expiration of this offering will not be less than $6.00 per share.

The following table illustrates the dilutive effects of this offering on a per share basis, assuming all rights are exercised at the estimated subscription price of $6.51 per share. However, if the subscription price determined upon expiration of this offering is less than the estimated subscription price of $6.51 per share, our stockholders will experience greater dilution.

	As of
	September 30, 2013
	(unaudited)
	Actual		As Adjusted

Net asset value per common share	$7.93		$7.49	(1)

	For Nine Months Ended
	September 30, 2013
	(unaudited)
	Actual		As Adjusted

Net investment loss per common share outstanding	$(0.50)	(2)	$(0.38)	(3)

Net increase in net assets resulting from operations per common share outstanding	$0.34	(2)	$0.26	(3)

Distributions per common share	$0.48		$0.36	(4)

___________

(1)
If, at the expiration of this offering, the subscription price is determined to be $6.00 per share, the lowest price at which this offering could be completed, the as adjusted net asset value per share after giving effect to this offering would be $7.36.

(2)	Based on weighted average common shares outstanding of 9,060,762.

(3)
Assumes actual income and expenses for the nine months ended September 30, 2013 divided by the weighted average shares outstanding for the nine months ended September 30, 2013, adjusted for the shares of our common stock assumed to be issued upon exercise of the rights. Assumes that on January 1, 2013, the beginning of the indicated period, (i) all rights were exercised at the estimated subscription price of $6.51 per share, and (ii) 2,945,113 shares of our common stock were issued upon exercise of such rights.

(4)
Assumes actual cash distributions divided by the weighted average shares outstanding for the nine months ended September 30, 2013, adjusted for the 2,945,113 shares of our common stock assumed to be issued upon exercise of the rights.

BUSINESS
Overview

We are a closed-end, non-diversified investment company that has elected to be regulated as a business development company under the 1940 Act.  As a business development company, we are required to comply with certain regulatory requirements.  For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.  See “Regulation as a Business Development Company.”  Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code.  We satisfied the RIC requirements for our 2012 taxable year, and we intend to operate so as to qualify as a RIC in 2013. See “Material U.S. Federal Income Tax Considerations.”

We are externally managed by Keating Investments, an SEC-registered investment adviser that was founded in 1997 and is registered under the Advisers Act.  As our investment adviser, Keating Investments is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments.  Keating Investments also provides us with the administrative services necessary for us to operate.  Our investment activities are managed by Keating Investments pursuant to the Investment Advisory and Administrative Services Agreement between us and Keating Investments. Our investment adviser sources our investments through its principal office located in Greenwood Village, Colorado as well as through an additional office in Palo Alto, California.

Our investment objective is to maximize capital appreciation.  We seek to accomplish our capital appreciation objective by making investments in the equity and equity-linked securities of later stage, typically venture capital-backed, pre-IPO companies.  Since our initial investment in January 2010, we have historically focused on venture capital-backed technology companies.

Our strategy is to evaluate and invest in companies prior to the valuation accretion that we believe occurs once private companies complete an initial public offering.  We seek to capture this value accretion, or what we refer to as a private-public valuation arbitrage, by investing primarily in private, micro-cap and small-cap companies that meet our core investment criteria.  Our investment strategy can be summarized as buy privately, sell publicly, capture the difference.

Based on our past experience–and representations made to us by our portfolio companies prior to our investments–we anticipate that, on average, it will take about two years after our initial investment for a portfolio company to complete its IPO.  Following a typical lockup restriction which prohibits us from selling our investment during a customary 180-day period following the IPO and an expected additional one-year period to sell our shares in the portfolio company in the public markets, we anticipate that, on average, the holding period for our portfolio company investments will be about four years. However, we may be able to dispose of our portfolio company positions prior to our targeted four-year holding period in cases where a portfolio company either completes an IPO sooner than we expected or, in lieu of an IPO, completes a strategic merger or sale prior to our targeted holding period.

We believe we provide five core benefits to our stockholders as follows:

●
Publicly traded investment vehicle.  We believe we are uniquely positioned as a publicly traded closed-end fund dedicated to pre-IPO investing in the U.S.  As compared to private venture capital funds, we believe that our fund provides greater transparency and liquidity to our stockholders, who may buy or sell our common stock on the Nasdaq Capital Market.

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Access to qualified pre-IPO opportunities.  We provide access to later stage, pre-IPO investments in emerging growth companies that would otherwise be inaccessible to most individual investors and to institutional investors that either do not, or are not permitted to, invest in private companies at any stage.  In addition, we allow institutional investors to leverage our investment adviser’s highly developed network to access these private, pre-IPO investment opportunities and its experience in negotiating, structuring and closing these specialized transactions with issuers and selling stockholders.

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Non-controlling structure drives deal flow.  Because of our profile as a flexible, non-controlling investor, we believe we are well positioned to participate in the last round of private financing that high growth companies typically need before they complete an IPO. We believe we can be a provider of choice for pre-IPO financing, acting either as a participant or as a lead investor.  We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights.

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IPO market insights.  We believe our investment adviser’s experience in taking companies public and its insights on the trends affecting the IPO market and the factors that contribute to a successful IPO positions us to evaluate prospective deals in a disciplined manner based on, among other things, current pricing trends, investor sentiments, favored or out-of-favored industries or sectors and marketing and distribution concerns.

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Patient investor.  Finally, we believe that the perpetual nature of our corporate structure enables us to be a patient investor in our portfolio companies, allowing them flexibility to access IPO market when the timing and pricing may be best for the company and us.  In the event of a prolonged closure of the IPO markets, we can be flexible as our portfolio companies wait for a market recovery or seek alternative exit strategies.  We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Our Investment Adviser

We are externally managed by Keating Investments, an investment adviser that was founded in 1997 and is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act.  As our investment adviser, Keating Investments is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments.  Keating Investments also provides us with the administrative services necessary for us to operate.  Our investment activities are managed by Keating Investments pursuant to an investment advisory and administrative services agreement (the “Investment Advisory and Administrative Services Agreement”).  We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components – a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” below.

The managing member and principal owner of Keating Investments is Timothy J. Keating.  Our investment adviser’s principals are Timothy J. Keating, our President, Chief Executive Officer and Chairman of our Board of Directors, Kyle L. Rogers, our Chief Investment Officer, and Frederic M. Schweiger, our Chief Financial Officer, Chief Operating Officer, Chief Compliance Officer, Treasurer, Secretary and a member of our Board of Directors.  In addition, Keating Investments employs one other investment professional dedicated to portfolio company origination, due diligence and financial analysis.

Keating Investments has established an investment committee (“Investment Committee”) that must unanimously approve each new portfolio company investment that we make. Messrs. Keating, Rogers and Schweiger are the current members of the Investment Committee.  However, as the managing member of Keating Investments, Mr. Keating has sole control over the appointment and removal of the members of the Investment Committee.

Our investment adviser’s principals have extensive experience in taking companies public, advising micro- and small-cap companies on capital markets strategies, and developing investor relations programs.  Our investment adviser has managed our portfolio company investment activity since we made our first investment in January 2010.  Through our investment adviser’s experience in taking companies public, we believe the principals of our investment adviser possess valuable insights on the trends affecting the IPO market, the factors that contribute to the completion of a successful IPO in the current market, key IPO pricing drivers, investor sentiment, and industries or sectors in and out of favor.  Our investment adviser is able to use this experience and insight as part of its disciplined approach to investment assessment and adjust valuation expectations and portfolio composition as IPO market trends are identified.

Governance

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers.  Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers, approves the engagement, and reviews the performance of, our independent registered public accounting firm, and provides overall risk management oversight.  Pursuant to the requirements under the 1940 Act and to satisfy the Nasdaq listing standards, our Board of Directors is composed of a majority of non-interested, independent, directors.

Our Board of Directors has established the Audit Committee, the Valuation Committee and the Nominating Committee to assist the Board of Directors in fulfilling its oversight responsibilities. Each of these committees is composed solely of non-interested, or independent, directors.  The Audit Committee’s responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls over financial reporting, and audits of our financial statements.  The Valuation Committee’s responsibilities include reviewing preliminary portfolio company investment valuations from our investment adviser and making recommendations to our Board of Directors regarding the valuation of each investment in our portfolio.  The Nominating Committee’s responsibilities include identifying qualified individuals to serve on our Board of Directors, and to select, or recommend that the Board of Directors select, the Board nominees.

Our Investment Objective and Strategy

Our investment objective is to maximize capital appreciation.  We seek to accomplish our capital appreciation objective by making investments in the equity and equity-linked securities of later stage, typically venture capital-backed, pre-IPO companies.  We focus on acquiring equity securities that are typically a portfolio company’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the portfolio company typically has only common stock outstanding.  However, to a lesser extent, we may also invest in convertible debt securities, such as convertible bridge notes, issued by a portfolio company typically seeking to raise capital to fund their operations until an IPO, sale/merger or next equity financing event. These bridge notes are typically subordinated to the portfolio company’s senior debt. We generally intend to hold our convertible debt securities, which we refer to as equity-linked securities, for the purpose of conversion into equity at a future date.  In accordance with our investment objective, we seek to invest in equity and equity-linked securities of principally U.S.-based, private micro- and small-cap companies.

We specialize in making pre-IPO investments in emerging growth companies that are committed to and capable of becoming public.  We provide investors with the ability to participate in a publicly traded, closed-end fund that allows our stockholders to share in the potential value accretion that we believe typically occurs once a company transforms from private to public status, or what we refer to as the private-to-public valuation arbitrage.  Our shares are listed on Nasdaq under the ticker symbol “KIPO.”  Our strategy is to evaluate and invest in companies prior to the valuation accretion that we believe occurs once private companies complete an initial public offering.  We seek to capture this value accretion by investing primarily in private, micro-cap and small-cap companies that meet our core investment criteria:  they (i) generate annual revenue in excess of $20 million on a trailing 12-month basis and have growth potential; (ii) are committed to, capable of, and will benefit from becoming public companies; and (iii) create the potential to achieve a targeted 2x return on our investment within our expected investment horizon of four years. We may also pursue investments with a shorter expected investment horizon, where we believe the portfolio company may complete an IPO sooner than our targeted two-year period from our initial investment, in which case our targeted return may be correspondingly reduced.  Our investment strategy can be summarized as buy privately, sell publicly, capture the difference.

By design, our fund has been structured as a high risk/high return investment vehicle.  While we have discretion in the investment of our capital, we seek long-term capital appreciation through investments principally in equity or equity-linked securities that we believe will maximize our total return.  Although our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses.  Interest accrued under our equity-linked securities, such as convertible bridge notes, is generally not payable until maturity and, accordingly, does not generate current cash payments to us, nor are they held for that purpose.  Accordingly, our equity and equity-linked investments are not expected to generate current income (i.e., dividends or interest income), which makes us different from other business development companies that primarily make debt investments from which they receive current yield in the form of interest income.

Our primary source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO and after expiration of a customary 180-day post-IPO lockup restriction and, to a lesser extent, is acquired.  We intend to maximize our potential for capital appreciation by taking advantage of the private-to-public valuation arbitrage, or the premium, that we believe is generally associated with having a more liquid asset, such as a publicly traded security.  Typically, we believe investors place a premium on liquidity, or having the ability to sell stock more quickly and efficiently through an established stock exchange than through private transactions.  Specifically, we believe that an exchange listing, if obtained, should generally provide our portfolio companies with greater visibility, marketability and liquidity than they would otherwise be able to achieve without such a listing.  As a result, we believe that public companies typically trade at higher valuations–generally 2x or more–than private companies with similar financial attributes.  By going public and listing on an exchange, we believe that our portfolio companies have the potential to receive the benefit of this liquidity premium.  There can be no assurance that our portfolio companies will trade at these higher valuations once they are public and listed on an exchange.

Based on our past experience–and representations made to us by our portfolio companies prior to our investments–we anticipate that, on average, it will take about two years after our initial investment for a portfolio company to complete its IPO.  Following a typical lockup restriction which prohibits us from selling our investment during a customary 180-day period following the IPO and an expected additional one-year period to sell our shares in the portfolio company in the public markets, we anticipate that, on average, the holding period for our portfolio company investments will be about four years. However, we may be able to dispose of our portfolio company positions prior to our targeted four-year holding period in cases where a portfolio company either completes an IPO sooner than we expected or, in lieu of an IPO, completes a strategic merger or sale prior to our targeted holding period. We also have the discretion to hold our position for a longer or shorter period to the extent we believe the portfolio company is not being appropriately valued in the public markets or may be affected by market or industry cyclicality.

We are focused on the potential value transformation that we believe our portfolio companies will experience as they complete an IPO and become publicly traded and correspondingly achieve a market equity value comparable to their publicly traded peers.  We target our investments in portfolio companies that we believe can complete this value transformation within our targeted four-year holding period, compared to private equity and venture capital funds which we believe typically take seven to 10 years.  As a result, we may have low or negative returns in our initial years with any potential valuation accretion typically occurring in later years as our portfolio companies potentially are able to complete their IPOs and become publicly traded.  However, there can be no assurance that we will be able to achieve our targeted return on any individual portfolio company investment if and when it goes public, or on the portfolio as a whole.

We continue to believe that public companies typically trade at higher valuations–generally 2x or more–than private companies with similar financial attributes.  The four portfolio companies which have completed IPOs (NeoPhotonics, Solazyme, LifeLock and Tremor Video) had unrealized returns at the time of their IPOs, based on the IPO price, of 1.8x, 2.0x, 1.7x and 1.5x our investment cost, respectively.  However, the stock prices of each of these companies have changed since the IPO, and there is no assurance that we will be able to dispose of any of our portfolio company investments, following our lockup restrictions, at prices that will allow us to achieve our targeted 2x return on investment once the companies are publicly traded and assuming our targeted four-year investment horizon.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Net Realized Gains and Distributions” for additional information.

We have an IPO, event-driven strategy, and we attempt to generate returns by accepting the risks of owning illiquid securities of later stage private companies.  We believe that investing in an issuer’s most senior equity securities and/or negotiating certain structural protections are ways to potentially mitigate the otherwise high risks associated with pre-IPO investing.  However, the process of transforming from private to public ownership is subject to the uncertainties of the IPO process.  If this process happened quickly and with certainty, we believe there would be less of an illiquidity discount available (and hence, less potential return) to us when we make our investments.  Instead, the private-to-public transformation process takes time and is subject to market conditions, and we therefore incorporate a targeted four-year average holding period for each portfolio company into our strategy.

Because the equity and equity-linked securities of pre-IPO companies typically do not pay any current income, we may consider investments in qualified private and public companies that generate current yield in the form of interest income which can be used to offset some of our operating expenses.  These investments typically will be in the form of debt instruments providing for the current payment of interest, which may be convertible into equity securities or have separate warrants exercisable for equity securities so that we have an opportunity to achieve long-term capital appreciation.  To the extent that we make investments in public companies, we anticipate that the market capitalizations of these companies would typically be below $250 million and that we would be willing to generally accept a reduced level of potential capital appreciation in exchange for the payment of a current yield on our investments to offset some of our operating expenses.  In addition to broadening our potential sources of return, we believe that the ability to generate current yield in the form of interest income on some of our investments may be attractive to our investors.

We believe that there are four critical factors that will drive the success of our pre-IPO investing strategy, differentiate us from other potential investors in later stage, venture-backed private companies, and potentially enable us to complete equity transactions in pre-IPO companies that we believe will meet our expected targeted return.

●    Size.  We generally focus on companies with an equity value of typically between $100 million and $1 billion – companies we believe are better positioned to achieve our targeted return on our investment once the company is publicly traded.  We believe that larger, highly-publicized, private companies may create the risk to a prospective purchaser of being either fully or, in certain cases, over-valued relative to publicly traded peers.  We believe this may diminish the opportunity for the potential value accretion that we believe exists as issuers transform from private to public status.

●   Source.  We focus on prospective portfolio companies where we can purchase securities directly from an issuer or from a selling stockholder in a negotiated transaction and can obtain business and financial information on the portfolio company.  We use a disciplined approach to our initial investment assessment and continued portfolio monitoring which relies primarily on the detailed financial and business information we receive about the portfolio company and our access to and discussions with management, both prior to and after our investment.  As part of our initial investment in each portfolio company, we obtain contractual rights to receive certain financial information from each portfolio company.

●    Securities.  We focus on acquiring equity securities that are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding.  We believe that investing in an issuer’s most senior equity securities and/or negotiating certain structural protections are ways to potentially mitigate the otherwise high risks associated with pre-IPO investing.  The equity securities that we acquire directly from an issuer are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding.  However, the equity securities that we acquire directly from selling stockholders are typically common stock and may not represent the most senior equity securities of the issuer.

Our portfolio companies are generally permitted to undertake subsequent financings in which they may issue equity securities or incur debt that ranks equally with, or senior to, the equity securities in which we invest.  In such cases, debt securities may provide that the holders are entitled to receive payment of interest or principal before we are entitled to receive any distribution from the portfolio companies, and the holders of more senior classes of preferred stock would typically be entitled to receive full or partial payment in preference to any distribution to us.

We may seek to negotiate structural protections such as conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in our receiving additional shares for a nominal exercise price at the time of an IPO.  In some circumstances, these structural protections will apply only if the IPO price is below stated levels.  In some cases, our decision to pursue an investment opportunity will be dependent on obtaining some structural protections that are expected to enhance our ability to meet our targeted return on the investment.  These structural protections are intended to provide some additional value protection in the event of an IPO.  We view the potential value associated with these structural protections as an important component of our investment strategy.  However, there can be no assurance that our investment adviser will succeed in negotiating structural protections for our future investments.  Even if it succeeds in obtaining such protections, our ability to realize the potential value associated with these structural protections at the time of the IPO will depend on a number of factors including each portfolio company’s completion of an IPO, any adjustment to the special IPO conversion price that may be negotiated prior to or during the IPO process, the possible subsequent issuance of more senior securities that may impact the relative value of the structural  protection, and fluctuations in the market price of each portfolio company’s common shares until such time as the common shares received upon conversion can be disposed of following the expiration of a customary 180-day post-IPO lockup period.  Accordingly, the potential value associated with these structural protections would not be available unless each portfolio company completes an IPO.  Further, even if an IPO is completed, the potential value associated with these structural protections would not be realized unless the market price of each portfolio company’s common shares equals or exceeds the IPO price at the time such shares are disposed of following the post-IPO lockup period.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Portfolio Company Characteristics and Investment Features” for additional information regarding the rights, preferences and limitations of the equity securities we hold in our private portfolio companies.

●   Valuation.  We are focused on the acquisition of private securities at a valuation that creates the potential for our targeted return on our investment once the company is publicly traded.  We believe that larger, highly-publicized, private companies may create the risk to a prospective investor of being either fully or, in certain cases, over-valued relative to publicly traded peers, which diminishes the opportunity for us to realize the potential value accretion that we believe exists when a private company completes an IPO.  We also believe that the existence of an active market in the common stock of a private company on the trading platforms of a private secondary marketplace, where there is active trading in meaningful volumes, may diminish the opportunity to participate in the potential value accretion that we believe is typically associated with a company’s transformation from private to public status.

Investment Criteria

We have identified three core investment criteria that we believe are important in meeting our investment objective for pre-IPO companies.  These core criteria provide the primary basis for making our investment decisions; however, we may not require each prospective portfolio company in which we choose to invest to meet all of these core criteria.

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High quality growth companies.  We seek to invest primarily in micro-cap and small-cap companies that are already generating annual revenue in excess of $20 million on a trailing 12-month basis and which we believe have growth potential.

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Commitment to complete IPO.  We seek to invest in public ready micro-cap and small-cap companies whose management teams are committed to, and capable of, becoming public companies, whose businesses we believe will benefit from status as public companies, and that we believe are capable of completing IPOs and obtaining exchange listings typically within two years after we complete our investments.

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Potential for return on investment.  Because of the value differential which we believe exists between public and private companies as a result of the liquidity premium, or what we refer to as the private-to-public valuation arbitrage, as discussed above, we seek to make investments that create the potential to achieve a targeted 2x return on our investment once the company is publicly traded and within our expected investment horizon of four years. We may also pursue investments with a shorter expected investment horizon, where we believe the portfolio company may complete an IPO sooner than our targeted two-year period from our initial investment, in which case our targeted return may be correspondingly reduced.

We expect that the primary sources of our investment opportunities will be from our relationships with venture capital firms and investment banks.  Our investment adviser sources our investments through its principal office located in Greenwood Village, Colorado as well as through an additional office in Palo Alto, California.

Market Opportunity

We seek to invest in micro-cap and small-cap companies across a broad range of growth industries that we believe are being transformed by technological, economic and social forces.  Since our initial investment in January 2010, we have historically focused on venture capital-backed technology companies.

We believe that an attractive market opportunity exists for us as a provider of pre-IPO financing to emerging growth companies that meet our investment criteria for the following reasons:

•      Companies staying private longer.  The venture capital-backed companies that we typically target are staying private significantly longer than in the past.  While there are many reasons for companies staying private longer, we believe that the volatility of the equity markets, a lack of investment research coverage for smaller companies, the increased public company compliance obligations, the extreme concentration of investment banking firms that serve as lead underwriters for venture-backed companies, and certain related distribution inefficiencies have all contributed to this trend.  As a result, we believe there is a growing pipeline of more mature private companies that are currently able to satisfy investor demands for growth and prospects for near-term profitability.

•      Need for pre-IPO financing.  As a result of the changing IPO market conditions over the last several years, we believe micro- and small-cap companies generally must demonstrate an ability to raise private capital prior to an IPO to be successful in the IPO process.  We believe such pre-IPO financing evidences existing investors’ continuing commitment to the company, validates increased valuations to the extent new investors price the pre-IPO financing, and strengthens the company’s balance sheet as it prepares for the IPO process.

•      Favorable IPO market conditions.  While capital markets volatility and the overall market environment may preclude our portfolio companies from completing an IPO and impede our exit from these investments, the U.S. IPO market is currently experiencing one of its best years since 2007, when 213 IPOs were completed.  Through September 30, 2013, a total of 152 companies have completed IPOs in U.S. this year, compared to a total of 128 IPOs completed in all of 2012 and the highest level since 154 IPOs were completed in 2010.  We believe there are three primary technical drivers that determine the overall number of completed IPOs:  (i) volatility, (ii) recent IPO performance, and (iii) equity market trends.  As of the end of the third quarter of 2013, we believe that each of the technical indicators were at favorable levels.

•      Non-controlling investment structure.  We believe we can be a provider of choice for pre-IPO financing.  Since we do not require board seats, observation rights, or other control provisions, we allow the current management and board to remain focused on executing the company’s business strategy.  As a non-controlling pre-IPO investor, we believe we are well positioned to participate in the final round of pre-IPO financing before these micro- and small-cap companies go public.  Furthermore, we believe our ability to typically make investment decisions in a relatively short time frame is attractive to the company’s existing management and institutional investors and therefore makes us a desirable partner in a transaction with other institutional investors.  In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors.  We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights.

•      Recent regulatory reforms.  We believe the reforms provided for in JOBS Act, which were designed to make it easier for small businesses and emerging growth companies to raise capital and complete the IPO process, have the potential to reduce many of the barriers to going public for emerging growth companies by making the process faster, easier and less costly.  The JOBS Act amended the Securities Act and the Exchange Act to add a new category of issuer, an “emerging growth company,” broadly defined as a company with less than $1 billion of annual gross revenue in the fiscal year prior to its IPO.  For companies that qualify as “emerging growth companies,” the JOBS Act provides exemptions from certain disclosure requirements and auditing and accounting rules that we believe discouraged many smaller companies from going public. For example, the JOBS Act amends Section 404 of Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, to exempt emerging growth companies from the requirement to include an auditor’s statement attesting to management’s internal controls over financial reporting for up to five years.  Many of the provisions of the JOBS Act affecting IPOs continue to be subject to SEC rulemaking, and there are no assurances that the SEC will act in a timely fashion to implement such changes, or what additional requirements the rulemaking may impose on emerging growth companies.

Our Investment Process

Investment Sourcing

We believe our investment adviser has developed a disciplined approach to source qualified pre-IPO investing opportunities from a highly developed network of investors, advisers, and private companies that are deeply involved in later stage venture capital and IPO transactions.  We believe a very distinct “IPO ecosystem” exists, which is composed primarily of top tier venture capital firms, select investment banking firms, and a select group of law firms and accounting firms.  Our investment adviser has developed relationships with many of these leading venture capital, investment banking, legal and accounting firms that it believes are important participants in this ecosystem.

Through these relationships, our investment adviser is able to gain valuable insights on the current IPO market and access to pre-IPO investment opportunities that currently, or may in the near-term, meet our investment criteria.  We believe this approach will allow us to source the most attractive companies committed to going public.  We typically do not pursue larger, well-publicized private company investments through anonymous bidding on the trading platforms of private secondary marketplaces.  Instead, our investing strategy relies on the expertise of our investment adviser’s deal origination team to source opportunities that we can validate meet our investment criteria through our disciplined evaluation of company-provided business and financial information and access to management.  Our investment adviser sources our investments through its principal office located in Greenwood Village, Colorado as well as through an additional office in Palo Alto, California.

Based on the reputation we believe we have developed and our current pipeline of investment opportunities, we expect that the primary source of our future portfolio company investment opportunities will be from our relationships with venture capital firms and investment banks.

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Venture capital firms.  We believe that a majority of our investment opportunities will come from venture capital firms with existing portfolio companies seeking later stage, pre-IPO financing.  In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors.  We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights.  We further believe that our targeted investment size is attractive to existing institutional investors who prefer a smaller and less dilutive final private round to strengthen the balance sheet.  In addition, by not seeking out board seats, observation rights or other control features, we allow the private company’s existing management and board to focus on executing its business strategy.  We will, however, make available managerial assistance to our portfolio companies upon request.

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Investment banks.  We also expect to source our investment opportunities from investment banks that are focused on innovative, emerging growth companies that meet our investment criteria.  We have developed, and expect to continue building, relationships with the large, “bulge bracket,” investment banking firms and middle market firms that are recognized as leaders in these sectors.  We also have relationships with the investment banking divisions of the recognized private secondary marketplaces to access negotiated transactions in which they are acting as the adviser to the issuer in a private offering or to the selling stockholders of qualified issuers.  We expect that our investment banking relationships will be a source for both direct investments in prospective portfolio companies and for investments through private secondary transactions with selling stockholders in companies meeting our investment criteria.

We also have in the past and may in the future source investment opportunities from our direct outreach to private companies.  We have implemented a proactive marketing program to communicate with our investment adviser’s established referral network and with companies that meet our investment criteria.  We also maintain and continually update a database of innovative, emerging growth companies, which are typically venture capital-backed, that we believe currently satisfy, or will satisfy within the next year, our investment criteria.  Our database has been compiled from opportunities identified by our referral network, from publicly available information, and from acquired sources.

Because of our relationships with participants in the later stage venture capital and IPO ecosystems, we believe we have access to a significant number of venture capital-backed companies which are committed to and capable of completing an IPO in the near- or long-term.  We regularly monitor the progress of these private company opportunities in order to position us to participate or lead in their future private financing round before an IPO.

As we continue to build our reputation as a leading source of pre-IPO financing, we also expect to leverage our experience in the capital markets in general, and the IPO market specifically, and our knowledge of the factors that contribute to a successful IPO, to further drive our origination marketing efforts with venture capital funds, investment bankers, and qualified pre-IPO companies.

Portfolio Company Review and Approval

We use a disciplined approach to our initial investment assessment which relies primarily on the detailed financial and business information we receive about the company and our access to and discussions with management, both prior to and after our investment.  Our investment adviser uses this company information to prepare our initial valuation analysis, leveraging its experience in taking companies public and its insights on current trends affecting the IPO market.  We also use our initial discussions with our portfolio company management teams to discuss their commitment to completing an IPO and to determine which are best positioned to meet or exceed their performance targets following their IPOs and correspondingly achieve a market equity value comparable to their publicly traded peers.

Once we identify those private companies that we believe meet our minimum revenue threshold and have indicated a commitment to go public within our targeted time frame, we utilize an investment review and approval process focused on the following factors:

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Qualification.  We obtain information from the company’s management and/or placement agent and conduct a preliminary evaluation of the opportunity with a primary focus on understanding the business, historical and projected financial information, industry, competition and valuation to ascertain whether we believe the prospective portfolio company will be able to satisfy our targeted return on investment if and when the company becomes public.  The results of this preliminary evaluation are presented to our investment adviser’s Investment Committee, and typically a decision is made whether to pursue the opportunity further based on the relative attractiveness of the opportunity, the expected investment horizon and our assessment of the potential return on our investment, and our core investment criteria, compared to other opportunities currently in our deal pipeline.  The Investment Committee typically selects those portfolio company investment opportunities that meet our investment criteria and present the greatest potential for achieving our target return on investment.

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Analysis.  Once the Investment Committee selects a portfolio company investment opportunity for further analysis, we will conduct research on the company’s prospects and industry, participate in additional discussions with the company’s management, placement agent and existing investors, and prepare an internal investment memorandum which discusses our evaluation findings and recommendations, together with an internal valuation analysis outlining our acceptable valuation ranges for an investment.  As part of our analysis, we typically have discussions with the company’s management and advisers, and we usually request access to the company’s major stockholders.  These discussions generally are centered on a review of the company’s financial history and projections to understand key supporting assumptions, verification of the company’s commitment to go public and the timing thereof, and the primary considerations, metrics and milestone achievements being used by the company to justify its valuation.  At this stage, we prepare an in-depth valuation analysis focused primarily on comparable private transactions, market multiples of public companies that we believe are most comparable, and a discounted cash flow analysis.  Based on our comprehensive valuation assessment, the Investment Committee typically makes a decision whether to proceed with an investment and, if we are the lead investor, the terms and conditions that we will propose for further negotiation.  Each new portfolio company investment that we make requires the unanimous approval of our investment adviser’s three-person Investment Committee.

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Terms.  We believe that investing in an issuer’s most senior equity securities or negotiating investment terms that are expected to provide an enhanced return upon an IPO event is one important way to mitigate the otherwise high risks associated with pre-IPO investing.  Examples of such structural protections include conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in our receiving additional shares for a nominal exercise price at the time of an IPO.  In some circumstances, these structural protections will apply only if the IPO price is below stated levels.  In some cases, our decision to pursue an investment opportunity will be dependent on obtaining some structural protections that are expected to enhance our ability to meet our targeted return on the investment.

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Due Diligence and Closing.  Prior to closing an investment, we conduct further due diligence with a focus on verifying or validating the primary considerations used by our investment adviser’s Investment Committee in approving the investment, contacting where possible key suppliers, customers or industry sources, and verifying the company’s capitalization table and equity structure. The consummation of each investment will be subject to the satisfactory completion of our due diligence investigation, our confirmation and acceptance of the investment pricing and structure, our review and acceptance of definitive agreements and, in the case of private secondary transactions, the exercise of any applicable veto rights or rights of first refusal.

Our investment adviser’s principals have extensive experience negotiating, structuring and closing these specialized equity purchase transactions with issuers and selling stockholders.  As part of its due diligence process, our investment adviser analyzes the complex capital structures which venture capital-backed, pre-IPO companies typically possess including multiple classes of common and preferred equity securities with differing rights with respect to voting, dividends, redemptions, liquidation, and conversion rights.  Our investment adviser’s principals also have experience in negotiating matters relating to registration rights, restrictions of transfer, and other stockholder rights and restrictions.

Portfolio Company Monitoring and Managerial Assistance

We typically do not seek to take a control position in our investments through ownership, board seats, observation rights or other control features.  Accordingly, we will typically not be in a position to control the management, operation and strategic decision-making of the companies we invest in.  As a result, a portfolio company may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests.  In addition, other stockholders, such as venture capital sponsors that have substantial investments in our portfolio companies, may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company.  Due to the lack of liquidity for the equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company or its substantial stockholders, including their decisions to delay their IPOs, and may therefore suffer a decrease in the value of our investments.

Nevertheless, as part of our portfolio company investment, we typically require information rights that give us access to the company’s quarterly and annual financial statements as well as the company’s annual budget.  We also attempt to have dialogue, on at least a quarterly basis, with our private portfolio company management teams to review the company’s business prospects, financial results, and exit strategy plans.  We monitor the financial trends of each portfolio company to assess the performance of individual companies as well as to evaluate overall portfolio quality and risk.  We believe this is an important competitive advantage for us relative to those funds that do not have or require the same access to ongoing financial information that we insist upon.

We also use our ongoing discussions with our portfolio company management teams to monitor their continued commitment to completing an IPO and, when requested, to provide our insights on the current IPO market and what we believe are the key differentiators for successful IPOs.  We also offer significant managerial assistance to our portfolio companies.  We expect that this managerial assistance will likely involve consulting and advice on the going public process and public capital markets, including introducing certain portfolio company management teams to capital markets advisory firms that we believe can assist these management teams in:  (i) selecting and structuring underwriting syndicates, (ii) developing the portfolio company’s IPO marketing message and plan, (iii) engaging the research analyst community, (iv) developing the appropriate valuation and go-to-market price range and advising on proper transaction size, (v) monitoring the quality of the roadshow audience and maximizing marketing effectiveness, (vi) monitoring bookbuilding and developing strategies for optimal pricing, and (vii) developing an optimal shareholder base and aftermarket trading.  As a business development company, we are required to offer such managerial assistance.

Portfolio Composition and Follow-on Investments

We currently expect to have a portfolio of approximately 20 companies, taking into account our current portfolio composition and our current capital base.  Based on our current capital base, the targeted size of our investments in new portfolio companies will be approximately $3 million, but we may invest more or less than this amount depending on the circumstances.  We do not expect our $3 million targeted investment size to increase unless we are able to raise additional capital.  It is also possible our targeted investment size may decrease over time if we are unable to raise additional capital due to a number of factors, including a reduction in our net assets due to our continuing operating expenses, the expected payment of our net realized gains to our stockholders as dividends, and the additional repurchase of our own stock under our stock repurchase program.  If our targeted investment size decreases, the number and types of opportunities in which we may be allowed to participate are likely to decline, and we may be unable to invest in opportunities that otherwise meet our investment criteria.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Financial Condition, Liquidity and Capital Resources.”

We generally expect that most of our portfolio company investments will represent approximately 5% of our gross assets measured at the time of investment depending on the size of our asset base and our investable capital.  However, based on our investment adviser’s assessment of each portfolio company’s relative quality, fundamentals and valuation, we may make opportunistic portfolio company investments that could represent up to 25% of our gross assets measured at the time of investment.  An individual portfolio company investment may be smaller than our targeted size and weighting at the time of the initial investment due to factors such as the size of investment made available to us and our cash available for investment.  We expect that the size of our individual portfolio company investments and their weighting in our overall portfolio will fluctuate over time based on a variety of factors including, but not limited to additional follow-on investments in existing portfolio companies, dispositions, unrealized appreciation or depreciation, or an increased asset base as a result of the issuance of additional equity.

We may also consider making follow-on investments in an existing private portfolio company that is seeking to raise additional capital in subsequent private equity financing rounds.  Existing portfolio companies may elect, or be required, to raise additional capital prior to pursuing an IPO for any number of reasons including:  (i) to fund additional spending in marketing and/or research and development to develop their business, (ii) to fund working capital deficiencies due to weaker than expected revenue growth or higher than expected operating expenses, (iii) to fund business acquisitions or strategic joint ventures, and (iv) to increase cash reserves in advance of an anticipated IPO.  In evaluating follow-on investment opportunities, we typically assess a number of additional factors beyond the three core investment criteria we use in making our initial investment decisions.  These additional factors may include:  (i) the portfolio company’s continued commitment to an IPO, (ii) the achievement of pre-IPO milestones since our initial investment, (iii) the size of our portfolio company investment relative to our overall portfolio, (iv) any industry trends affecting the portfolio company or other portfolio investments in similar industries, (v) the impact of a follow-on investment on our diversification requirements so we can continue to qualify as a RIC for tax purposes, and (vi) the possible adverse consequences to our existing investment if we elect not to make a follow-on investment, such as the forced conversion of our preferred stock into common stock at an unfavorable conversion rate and the corresponding loss of any liquidation preferences or other rights and privileges that may be applicable to the securities we currently hold. Although we are de-emphasizing the energy and recycling sectors as an area of interest, we may continue to evaluate and make investments in existing energy and recycling  portfolio companies based on the foregoing factors.

Targeted Holding Periods and Portfolio Company Exits

We generally expect that our portfolio companies will be able to complete an IPO, on average, within approximately two years after the closing of our initial investment.  After a typical lockup restriction which prohibits us from selling our investment during a customary 180-day period following the IPO, we expect that, on average, the holding period for our portfolio company investments will be approximately four years, compared to private equity and venture capital funds which we believe typically take seven to 10 years.  In the venture capital and private equity industries, it is common for a portfolio's return to undergo a so-called "J-curve" pattern.  This means that when reflected on a graph, the portfolio’s return would appear in the shape of the letter "J," with low or negative returns in early years and possible investment gains occurring in later years as valuations increase. In the context of the “J-curve” return pattern, our write-downs reflect our unrealized depreciation which may not be reversed on some investments.  However, we are unable to reflect the potential value we believe may be realized if or when our private companies progress to and complete an IPO or other exit.  This J-curve return pattern results from write-downs of portfolio investments that appear to be unsuccessful, prior to any potential write-ups and realized gains for portfolio investments that may prove to be successful.

While we have only a few discrete events to measure a portfolio company’s progress to an IPO – a registration statement publicly on file with the SEC, the completion of an IPO, and the disposition of our investment – which we refer to as “lagging” indicators, we believe that a number of our portfolio companies continue to prepare for and make progress towards an IPO.  Our assessment of a portfolio company’s IPO preparation and progress is based on information our investment adviser may obtain in its quarterly update calls with our portfolio company management teams with respect to certain pre-IPO indicators, or what we refer to as “leading” indicators.  These leading indicators include:  (i) adding new members of senior management (e.g., a CFO with public company experience), (ii) meeting with investment banking firms and conducting a “bakeoff” to select underwriters, (iii) testing the waters by meeting with prospective institutional IPO investors, (iv) determining (and then achieving) the key operating milestones that need to be met to increase the probability of a successful IPO, (v) holding an IPO “organizational meeting” to begin preparation for the IPO process, and (vi) drafting the IPO registration statement.  Due to the confidential nature of our investment adviser’s discussions with management, we are precluded from discussing the presence or absence of these “leading” indicators with respect to specific portfolio companies.  Based on our assessment of these “leading” indicators, we believe that several of our portfolio companies are making progress toward an IPO that is consistent with our targeted time frames and holding periods.

In the event our portfolio companies fail to complete an IPO within our targeted two-year time frame, we may need to make additional investments in these portfolio companies, along with other existing investors, to fund their operations.  In some cases, if we elect not to fund our pro rata share of these additional investments, there may be adverse consequences including the forced conversion of our preferred stock into common stock at an unfavorable conversion rate and the corresponding loss of any liquidation preferences or other rights and privileges that may be applicable to the securities we currently hold.

Due to the perpetual nature of our corporate structure, we believe that we can be a patient investor in our portfolio companies, allowing them flexibility to access IPO windows when the timing and pricing may be best for the company and us.  In the event of a prolonged closure of the IPO markets, we can be flexible as our portfolio companies wait for a market recovery or seek alternative exit strategies.  However, there may be situations where our portfolio companies will not perform as planned and thus be unable to go public under any circumstances.  There may also be situations where a specific industry or sector will no longer be attractive to IPO investors.

In such cases, we will consider whether the portfolio company has already passed, or is likely to exceed, our targeted two-year IPO completion period.  If we believe the portfolio company will not complete an IPO within this period, our investment adviser has the discretion to consider a number of alternative strategies including:

●	Pursuing a negotiated sale of our interests to an existing investor;

●	Attempting to influence the portfolio company’s management to pursue a strategic merger or sale;

●
Leveraging our investment adviser’s experience in taking companies public and its insights on the trends affecting the IPO market to assist the portfolio company’s management in evaluating and executing an IPO led (or “bookrun”) by a middle-market underwriting firm;

●	Identifying potential third party investors interested in purchasing all or a portion of our interest; and

●
Accessing the trading platforms of private secondary marketplaces that have emerged as an alternative to traditional public equity exchanges to provide liquidity principally to the stockholders of venture capital-backed, private companies, to the extent that such a market may exist for the subject portfolio company.

Our ability to liquidate our investments under any of these strategies will be highly uncertain, although we expect to have a greater chance of success if our investments contain structural protections.  Nonetheless, depending on the circumstances, even if we are successful in liquidating an investment under these alternatives, we may not achieve our targeted return and, as for any investment, we may experience a loss on our investment.

There also can be no assurances that any of our private portfolio companies will complete an IPO within our targeted two-year time frame, or at all.  Even if these portfolio companies are able to complete an IPO, we may not be able to dispose of our interests in these publicly traded portfolio companies within our targeted four-year holding period or at prices that would allow us to achieve our targeted 2x return on our investment, or any return at all.  In cases where we have reduced our targeted return due to a shorter expected investment horizon, there can be no assurance that our portfolio company will be able to complete an IPO, or that we will be able to dispose of our investment, in this shorter time frame at our targeted return.  There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if, as and when they go public.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Targeted Holding Periods and Potential Portfolio Company Exits” for additional information on the holding periods of our portfolio companies and the IPO progress of private portfolio companies.

Source of Returns

Our primary source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO and, to a lesser extent, is acquired.  We are typically prohibited from exiting investments in our publicly traded portfolio companies following their IPO until the expiration of the customary 180-day lockup period.  These agreements, which we are usually required to enter into as part of our investment, prohibit us and other significant existing investors from selling stock in the portfolio company or hedging such securities during the customary 180-day period following an IPO.  We may dispose of these securities at our discretion at any time following the lockup period based on our investment adviser’s business judgment.  However, we will have no ability to mitigate the high volatility that is a typical characteristic of IPO aftermarket trading and is driven by such factors as overall market conditions, the industry conditions for the particular sector in which the portfolio company operates, the portfolio company’s performance, the relative size of the public float, and the potential selling activities of other pre-IPO investors and possibly management.

For our portfolio company investments where the lockup period following the IPO has expired and the stock becomes freely tradable, we typically do not begin selling automatically upon expiration of the lockup period.  We expect to sell our positions over a period of time, typically during the one-year period following the expiration of our lockup, although we may sell more rapidly or in one or more block transactions.  Factors that we may consider include, but are not limited to, the following:

●	The target price determined by our investment adviser based on its business judgment and what it believes to be the portfolio company’s intrinsic value.

●
The application of public company multiples and our proprietary analysis to a variety of operating metrics for each portfolio company.  The primary operating metrics that we typically consider are revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”).

●
Other factors that may be adversely or favorably affecting a particular portfolio company’s stock price, including overall market conditions, industry cyclicality, or issues specific to the portfolio company.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Net Realized Gains” for additional information on the realized gains and losses for our portfolio company dispositions.

Distributions

Our Board of Directors currently maintains a variable distribution policy with the objective of distributing to our stockholders, on at least an annual basis, an amount that equals between 90% and 100% of our net capital gains (which are defined as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser.  Since none of our current portfolio company investments generates current income (i.e., dividends or interest income), we do not expect to generate net ordinary income from which we could make distributions to our stockholders.  The amount of distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time.  We may also in the future choose to pay a portion of our dividends using shares of our common stock, in which case you may be required to pay tax in excess of the cash portion of the dividend you receive.  However, we currently have no intention of paying dividends in shares of our stock.

We will have substantial fluctuations in our distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of four years.  Our ability to pay distributions will be based on our ability to invest our capital in securities of suitable portfolio companies in a timely manner, our portfolio companies achieving a liquidity event through either an IPO or sale/merger of the company, and our ability to dispose of our positions at a gain following the liquidity event.  We can give no assurance that we will be able to realize any net capital gains from the disposition of our portfolio company investments.  Accordingly, there can be no assurance that we will pay distributions to our stockholders in the future, and any distributions we do pay to stockholders will typically be paid only from net capital gains, if any, from the disposition of our portfolio company investments, after reduction for any incentive fees.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Distributions” for additional information on our distributions paid to date.

Raising Additional Capital

As a business development company, we need the ability to raise additional capital for investment purposes on an ongoing basis. Since our Board of Directors currently intends to continue to distribute our net realized gains to our stockholders in accordance with our distribution policy, we expect to undertake a series of equity or debt financings to increase our capital base to allow us to make additional portfolio company investments.  Accordingly, we expect to access the capital markets from time to time in the future to raise cash to fund additional investments.  We intend to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with our investment objective.  We may borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  We do not currently anticipate issuing any preferred stock, although we could do so if our Board of Directors determines that is was in our best interest and the best interests of our stockholders. The costs associated with any borrowing or preferred stock issuance will be indirectly borne by our common stockholders.

Our ability to raise capital to fund additional investments provides a number of possible benefits to our stockholders, including the following:

Greater Number of and Larger Investment Opportunities May be Available with a Larger Capital Base.  Our ability to raise additional capital through equity or debt offerings may help us generate additional deal flow.  We believe additional capital could position us to attract greater deal flow and, at the same time, make larger investments in qualified portfolio companies and still satisfy the diversification requirements to maintain our status as a as a regulated investment company, or a RIC.  Additionally, once our market capitalization reaches $100 million, we would achieve qualified institutional investor (“QIB”) status and, therefore, be eligible to participate in additional investment opportunities only available to QIBs.

Since we expect that most of our individual portfolio company investments will represent about 5% of our gross assets at the time of investment, an increase in our potential investment size (currently, about $3 million) would put us in a better position to act as lead investor and potentially negotiate structural protections that are expected to enhance our ability to meet our targeted return on our investments.  We believe that the ability to raise would provide flexibility to potentially seek greater and larger investment opportunities.  We currently expect to have a portfolio of approximately 20 companies, each representing approximately 5% of our total assets.  We believe an optimal investment size for each portfolio company is about $10 million.

Additional Capital May Reduce our Operating Expenses Per Share. An equity or debt offering that increases our total assets may reduce our operating expenses per share by spreading our fixed expenses over a larger asset base.  We are currently operating at sub-scale based on our existing capital base.  We also believe our investment adviser, with eight employees currently responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments, has the appropriate resources and infrastructure in place to cost effectively scale our operations.  While the base management fee payable to our investment adviser will increase if we increase our total assets, we must also bear certain fixed expenses, such as certain administrative, governance, regulatory  and compliance costs that do not generally vary based on our size.  Further, as a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC, that do not generally vary based on our total assets.  On a per share basis, these fixed expenses will be reduced when supported by a larger capital base.

Higher Market Capitalization and Greater Liquidity May Make our Common Stock More Attractive to Investors.  If we issue additional shares, our market capitalization and the amount of our publicly tradable common stock would increase, which may afford all holders of our common stock greater liquidity.  A larger market capitalization may make our stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest.  The investment criteria of certain institutional investors typically include a minimum market capitalization (generally, $100 million).  Furthermore, a larger number of shares outstanding may increase the Company’s trading volume, which could decrease the volatility in the secondary market price of our common stock.

We currently have a limited number of institutional investors that hold shares of our common stock.  A higher market capitalization and greater liquidity could create an opportunity for institutional investors to acquire a larger position in open market purchases of our common stock that would otherwise be unavailable.  Our ability to attract institutional ownership in our common stock could also attract additional coverage from analysts who serve these institutional investors.

Our Ability to Raise Additional Capital May Help Reduce or Eliminate our Stock Price Discount to Net Asset Value.  Shares of business development companies, like us, may trade at a market price that is less than the value of the net assets attributable to those shares.  The possibility that the shares of our common stock will trade at a discount from net asset value, or at premiums that are unsustainable over the long term, are risks separate and distinct from the risk that our net asset value will decrease.  Since we initially listed our common stock on the Nasdaq Capital Market on December 12, 2011, our shares of common stock have typically generally traded at a discount to our net assets attributable to those shares.  Our Board of Directors has been focused on the current discount between our stock price and net asset value, and we have taken active steps to try to eliminate this discount to net asset value over time.  These steps have included continuing purchases of our shares under our stock repurchase program that are accretive to net asset value as well as an investor relations program and corporate branding campaign designed to increase awareness and visibility for our stock, which includes presenting Keating Capital to the investment community at various investor conferences and holding one-on-one meetings with institutional investors.  We believe it is important for us to demonstrate to the investment community that we can raise additional capital to make additional investments.  If we are successful in raising additional capital, we believe we are positioned to deliver returns and the potential for future dividends to stockholders, which we believe in turn will help reduce or eliminate our current stock price discount to net asset value over time.

Competition

A large number of entities compete with us to make the types of equity investments that we target as part of our business strategy. We compete for such investments with a large number of venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies.  Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. In addition, some of our competitors may require less information than we do and/or have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and, as a result, such companies may be more successful in completing their investments. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Employees

 Currently, we do not have any employees.  The management of our investment portfolio will be the responsibility of our investment adviser, Keating Investments, and its Investment Committee, which currently consists of Messrs. Keating, Rogers and Schweiger.  Keating Investments’ Investment Committee must unanimously approve each new investment that we make.  The members of the Investment Committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities. However, Messrs. Keating, Rogers and Schweiger, through their financial interests in, or management positions with, Keating Investments, will be entitled to a portion of any investment advisory fees paid by us to Keating Investments pursuant to the Investment Advisory and Administrative Services Agreement.

Properties

Our executive offices are located in Greenwood Village, Colorado, and are provided by Keating Investments in accordance with the terms of the Investment Advisory and Administrative Services Agreement Administration Agreement.  We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.  From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.  While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties.  Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

Since our first investment in January 2010 through September 30, 2013, we have invested $67.6 million in a total of 21 portfolio companies, and we were the lead investor in seven of those transactions.  Of those 21 investments, four companies have successfully priced IPOs, one portfolio company publicly filed a registration statement for an IPO but was sold to a private equity firm, and one portfolio company has agreed to be acquired in a merger with a publicly traded company.  We believe a number of our other portfolio companies are achieving key operating milestones as they progress toward an expected IPO.  However, the timing of the completion of an IPO by any of our private portfolio companies is highly uncertain and can be affected by a number of factors including the portfolio company’s performance, equity market trends, market volatility, recent IPO performance, and sectors that may be in or out of favor with IPO investors.  Accordingly, there can be no assurances that any of these private portfolio companies will complete an IPO or sale/merger.

Portfolio Company Characteristics and Investment Features

We focus on acquiring equity securities that are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding.  We may also invest in convertible notes, which we refer to as equity-linked securities, issued by a portfolio company typically seeking to raise capital to fund their operations until an IPO, sale/merger or next equity financing event.  As of September 30, 2013, our portfolio company investments were composed of investments in the form of preferred stock that is convertible into common stock, common stock, subordinated convertible bridge notes, and warrants exercisable into preferred or common stock.  During the three months ended September 30, 2013, we made our first investments in convertible bridge notes—investing $146,567 in the subordinated convertible bridge notes of BrightSource Energy, Inc. (“BrightSource”) and $1,000,000 in the subordinated convertible bridge notes of SilkRoad, Inc. (“SilkRoad”).  BrightSource and SilkRoad were both existing portfolio companies.

Interest accrued under convertible bridge notes does not generate current cash payments to us, nor are the convertible bridge notes held for that purpose.  Our convertible bridge notes are generally held for the purpose of potential conversion into equity at a future date.  Accordingly, our equity and equity-linked investments are not expected to generate current income (i.e., dividends or interest income), which makes us different from other business development companies that primarily make debt investments from which they receive current yield in the form of interest income.

Our preferred and common stock, warrants, and equity interests are generally non-income producing.  Except for our convertible preferred stock investments in SilkRoad, all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors.  In the case of SilkRoad, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when and if declared by SilkRoad’s board of directors or upon a qualifying liquidation event.  Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

During the three months ended September 30, 2013, we also made a $3,000,000 investment in Deem, Inc. (“Deem”), a new portfolio company.  As a result, of the 21 portfolio company investments we have made through September 30, 2013, at the time of our initial investment in these companies, 18 of these initial investments represented the portfolio company’s most senior preferred stock, two of these initial investments represented common shares where the portfolio company had only common stock outstanding, and in one initial investment in common stock which we acquired from the portfolio company’s employees, the company had preferred stock outstanding at the time of our initial investment.

Our portfolio companies are generally permitted to undertake subsequent financings in which they may issue equity securities or incur debt that ranks equally with, or senior to, the equity securities in which we invest.  In such cases, debt securities may provide that the holders are entitled to receive payment of interest or principal before we are entitled to receive any distribution from the portfolio companies, and the holders of more senior classes of preferred stock would typically be entitled to receive full or partial payment in preference to any distribution to us.  As of September 30, 2013, of our 16 private portfolio companies, we hold the most senior preferred equity in 10 of these companies (of which two of our investments have a pari passu preference with a subsequently issued series of preferred stock), and common stock in one private company whose capitalization consisted of only common stock (TrueCar).  See “Portfolio Activity and Composition” below for additional information regarding the rights, preferences and limitations of the equity securities we hold in our private portfolio companies.

We target our pre-IPO investing activities in later-stage, emerging growth, technology companies.  The financing round in which we made our initial investment represented, on average, the portfolio company’s fifth, or Series E, financing round.  In addition, we have been the lead investor in seven of our 21 portfolio company investments.

Five of our portfolio companies that we held at September 30, 2013 had 2012 revenue in excess of $100 million, and the median company in our portfolio as of September 30, 2013 had 2012 revenue of approximately $64 million.  The median trailing 12-month revenue for venture capital-backed companies at the time of their IPO was $57 million in the nine months ended September 30, 2013, $104 million in 2012 and $74 million in 2011.  The 2012 revenue figures are based on the estimated or unaudited financial results provided by our portfolio companies, except for eight portfolio companies which are audited.

In each of our investments, we may seek to negotiate structural protections such as conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in our receiving additional shares for a nominal exercise price at the time of an IPO.  In some circumstances, these structural protections will apply only if the IPO price is below stated levels.  In some cases, our decision to pursue an investment opportunity will be dependent on obtaining some structural protections that are expected to enhance our ability to meet our targeted return on the investment.  At the time of initial investment, we had negotiated some form of structural protection in 11 of our 21 total portfolio companies, which represented an aggregate of $40.5 million in initial investments.

Three portfolio companies in which we had structural protection, NeoPhotonics, LifeLock and Tremor Video, have completed IPOs, one portfolio company in which we had structural protection, Corsair Components, Inc. (“Corsair”) was sold to a private equity firm, our structural protection in BrightSource was previously eliminated as part of a subsequent financing transaction by BrightSource in which we participated, and our structural protection in Jumptap, Inc. (“Jumptap”) is expected to be realized in connection with its pending merger with Millennial Media, Inc. (NYSE: MM)(“Millennial”).  Of our investments in 16 private portfolio companies as of September 30, 2013, we continue to have some structural protection with respect to investments in six of these portfolio companies, which represented $24 million in initial investments.  However, there is no assurance that the structural protection in these six investments will remain intact or will not be compromised by either a pending subsequent financing or sale/merger transaction, or other considerations.

There can be no assurance that our investment adviser will succeed in negotiating structural protections for our future investments.  Even if it succeeds in obtaining such protections, our ability to realize the potential value associated with these structural protections at the time of the IPO will depend on a number of factors including each portfolio company’s completion of an IPO, any adjustment to the special IPO conversion price that may be negotiated prior to or during the IPO process, the possible subsequent issuance of more senior securities that may impact the relative value of the structural protection, and fluctuations in the market price of each portfolio company’s common shares until such time as the common shares received upon conversion can be disposed of following the expiration of a customary 180-day post-IPO lockup period.  Accordingly, the potential value associated with these structural protections would not be available unless each portfolio company completes an IPO.  Further, even if an IPO is completed, the potential value associated with these structural protections would not be realized unless the market price of each portfolio company’s common shares equals or exceeds the IPO price at the time such shares are disposed of following the post-IPO lockup period.

Targeted Holding Periods and Potential Portfolio Company Exits

While NeoPhotonics and Solazyme were each able to complete their IPOs within approximately one year from the date of our initial investment, LifeLock was able to complete its IPO within 0.6 years from the date of our initial investment, and Tremor Video was able to complete its IPO within 1.7 years from the date of our initial investment, a number of our portfolio companies are, on average, taking longer than we initially expected to complete their IPOs.  We generally expect that our portfolio companies will be able to complete an IPO, on average, within approximately two years after the closing of our initial investment.  After a typical lockup restriction which prohibits us from selling our investment during a customary 180-day period following the IPO, we expect that, on average, the holding period for our portfolio company investments will be approximately four years, compared to private equity and venture capital funds which we believe typically take seven to 10 years.  However, as our recent dispositions indicate, there may be instances where we can exit a portfolio company position prior to our anticipated four-year holding period in cases where a portfolio company either completes an IPO sooner than we expected.

We also believe that some of our portfolio companies may elect to complete a strategic merger or sale in lieu of an IPO.  For instance, Corsair filed a registration statement for an IPO and attempted to complete an IPO, but was eventually sold to a private equity firm in the second quarter of 2013.  We were able to fully dispose of our interest in Corsair, which we acquired in July 2011, as part of this sale transaction.  In addition, one of our existing private portfolio companies, Jumptap, which we acquired in July 2012, is expected to complete a merger with Millennial in the fourth quarter of 2013.  As part of the merger, the shares of Millennial’s common stock that we expect to receive will be subject to certain lockup restrictions for up to 180 days following the merger with 10% of the total shares we are entitled to receive being held in escrow for 12 months following closing for potential indemnity claims.  In the case of a strategic sale or merger involving one of our portfolio companies, it is possible that we may be able to dispose of our positions before our targeted four-year holding period.

As of September 30, 2013, the average holding period of our 17 portfolio companies was 2.0 years from our initial investment date, and the weighted-average holding period (based on the investment cost and holding period of each of our portfolio company securities as of September 30, 2013) was 1.7 years.

The following table presents the total invested capital (including any follow-on investments) and the net invested capital (after reduction for any dispositions) of our portfolio company investments since inception, based on the year we made our initial investment in the portfolio company, or the vintage year, as of September 30, 2013.

				Dispositions
	Number		Percent of	of Portfolio		Percent of
	of Portfolio	Total	Total	Company	Net	Net
	Company	Invested	Invested	Positions	Invested	Invested
Vintage Year1	Investments	Capital2	Capital	(Cost Basis)	Capital	Capital

2010	4	$5,686,936	8.4%	$(3,080,750)	$2,606,186	4.7%

Average Investment per Portfolio Company		$1,421,734

2011	10	$31,372,642	46.4%	$(4,000,080)	$27,372,562	49.3%

Average Investment per Portfolio Company		$3,137,264

2012	6	$27,499,993	40.7%	$(5,000,000)	$22,499,993	40.6%

Average Investment per Portfolio Company		$4,583,332

2013	1	$3,000,000	4.4%	$-	$3,000,000	5.4%

Average Investment per Portfolio Company		$3,000,000

Total	21	$67,559,571	100.0%	$(12,080,830)	$55,478,741	100.0%

Average Investment per Portfolio Company		$3,217,122

1Vintage year is based on the initial investment date of each portfolio company.
2Includes follow-on investments in a portfolio company that may have been made after the vintage year.

There can be no assurances that any of our private portfolio companies will complete an IPO within our targeted two-year time frame, or at all.  Even if these portfolio companies are able to complete an IPO, we may not be able to dispose of our interests in these publicly traded portfolio companies within our targeted four-year holding period or at prices that would allow us to achieve our targeted 2x return on our investment, or any return at all.  In cases where we have reduced our targeted return due to a shorter expected investment horizon, there can be no assurance that our portfolio company will be able to complete an IPO, or that we will be able to dispose of our investment, in this shorter time frame at our targeted return.  There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if, as and when they go public.

Net Realized Gains

We did not dispose of any of our portfolio company positions during the three months ended September 30, 2013.  The following table summarizes the realized gains and losses from our disposition of portfolio company investments from inception through September 30, 2013 and the related portfolio company returns.  Portfolio company returns are calculated at the portfolio company level (net of any selling expenses, including broker commissions); however, the portfolio company returns set forth below do not reflect any of our operating expenses.

	Quarter of	Weighted
	Complete	Average			Total		Total	Internal
Portfolio	Disposition of	Holding Period	Investment	Realized	Return		Rate of	Rate of
Company	Interest	(Years)1	Amount	Gain (Loss)	Multiple2		Return3	Return (IRR)4

Corsair Components, Inc.	Q2 2013	1.8	$4,000,080	$675,317	1.17	x	17%	9%

LifeLock, Inc.	Q2 2013	1.1	$5,000,000	$3,675,041	1.74	x	74%	66%

Solazyme, Inc.	Q2 2013	1.8	$2,080,750	$453,452	1.22	x	22%	12%

NeoPhotonics Corp.	Q3 2012	2.6	$1,000,000	$(121,428)	0.88	x	-12%	-5%

Total		1.6	$12,080,830	$4,682,381	1.39	x	39%	22%
					Weighted-Average Return Multiple and Rates of Return

1The weighted-average holding period is calculated based on the total investment amount and holding period of each disposition of shares.

2Total return multiple on a portfolio company investment is determined by dividing the net proceeds realized from the disposition of such investment by the aggregate cost of such investment.   The weighted-average total return multiple is determined by dividing the aggregate net proceeds from the disposition of all disposed portfolio companies by the aggregate investment cost of all disposed portfolio companies.

3Total rate of return on a portfolio company investment is determined by dividing the net gain or loss realized from the disposition of such investment by the aggregate cost of such investment.  The total rate of return is not annualized.  The weighted-average total rate of return is determined by dividing the aggregate net gains and losses realized from the disposition of all disposed portfolio company investments by the aggregate cost of all disposed portfolio company investments.  The weighted-average total rate of return is not annualized.

4Internal rate of return is the annualized rate of return on a portfolio company investment taking into account the amount and timing of all cash flows related to such portfolio company investment including the initial investment, any follow-on investment and the net proceeds from the disposition of such investment.  The weighted-average internal rate of return is the annualized rate of return on all disposed portfolio company investments taking into account the amount and timing of the cash flows related to all disposed portfolio company investments (as a group).

These returns represent historical results.  Historical results are not necessarily indicative of future results.

Distributions

Our Board of Directors currently maintains a variable distribution policy with the objective of distributing to our stockholders, on at least an annual basis, an amount that equals between 90% and 100% of our net capital gains (which are defined as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser.  Since none of our current portfolio company investments generates current income (i.e., dividends or interest income), we do not expect to generate net ordinary income from which we could make distributions to our stockholders.  The amount of distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time.  We may also in the future choose to pay a portion of our dividends using shares of our common stock, in which case you may be required to pay tax in excess of the cash portion of the dividend you receive. However, we currently have no intention of paying dividends in shares of our stock.

We maintain a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of our stockholders, unless a stockholder has elected to receive dividends in cash.  As a result, if we declare a dividend, stockholders who have not “opted out” of the DRIP by the dividend record date will have their dividend automatically reinvested into additional shares of our common stock.  Although we have a number of options to satisfy the share requirements of the DRIP, we currently expect that the shares required to be purchased under the DRIP will be acquired through open market purchases of our common stock by our DRIP plan administrator.  The shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator.  See “Dividend Reinvestment Plan.”

The following table summarizes the cash distributions declared and paid on our shares of common stock through September 30, 2013.

Date Declared	Record Date	Payment Date	Amount Per Share	Source of Distribution
February 11, 2011	February 15, 2011	February 17, 2011	$0.13	Return of Capital1
December 6, 2012	December 14, 2012	December 26, 2012	0.03	Capital Gains
May 28, 2013	June 14, 2013	June 26, 2013	0.24	Capital Gains2
May 28, 2013	September 13, 2013	September 25, 2013	0.24	Capital Gains2
			$0.64

1The February 2011 distribution was a special cash distribution based on the unrealized appreciation we had recorded on our NeoPhotonics investment at the time of the distribution, following NeoPhotonics’ completion of its IPO.  In the future, we do not expect to pay distributions based on the unrealized appreciation of our private or public company investments.

2The determination of the tax attributes of the June and September 2013 dividends will be made as of the end of 2013 based upon our net realized gains for the full year and distributions paid for the full year.  Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our June and September 2013 dividends for a full year. If we had determined the tax attributes of our June and September 2013 dividends as of September 30, 2013, all of such dividend would be from long-term capital gains.

We will have substantial fluctuations in our distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of four years.  Our ability to pay distributions will be based on our ability to invest our capital in securities of suitable portfolio companies in a timely manner, our portfolio companies achieving a liquidity event through either an IPO or sale/merger of the company, and our ability to dispose of our positions at a gain following the liquidity event.  We can give no assurance that we will be able to realize any net capital gains from the disposition of our portfolio company investments.  Accordingly, there can be no assurance that we will pay distributions to our stockholders in the future, and any distributions we do pay to stockholders will typically be paid only from net capital gains, if any, from the disposition of our portfolio company investments, after reduction for any incentive fees.

For federal income tax purposes, distributions paid to our stockholders are characterized and reported as ordinary income, return of capital, long-term capital gains or a combination thereof.  Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.  The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year.  There can be no certainty to stockholders that this determination is representative of what the tax attributes of our future distributions to stockholders, if any, will actually be.  Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the disposition of portfolio company investments, and/or a return of capital which is a nontaxable distribution) is mailed to our stockholders.

In the event we retain some or all of our realized net capital gains, including amounts retained to pay incentive fees to our investment adviser, we may designate the retained amount as a deemed distribution to stockholders.  In such case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax that we pay on the retained realized net capital gain.  See “Material U.S. Federal Income Tax Considerations.”

Stock Repurchase Program

On May 9, 2012, our Board of Directors authorized a stock repurchase program of up to $5 million for a period of six months, which was subsequently extended until May 8, 2013.  On April 25, 2013, our Board of Directors further extended our stock repurchase program until November 8, 2013.  Under the repurchase program, we are authorized to repurchase shares of our common stock up to $5 million in open market transactions, including through block purchases, depending on prevailing market conditions and other factors.  The repurchase program may be extended, modified or discontinued at any time for any reason.  The repurchase program does not obligate us to acquire any specific number of shares, and all repurchases will be made in accordance with Rule 10b-18 under the Exchange Act, which sets certain restrictions on the method, timing, price and volume of stock repurchases.

During the three and nine months ended September 30, 2013, we repurchased 136,886 and 339,445 shares of our common stock at an average price of $6.52 and $6.48 per share, respectively, including commissions, with a total cost of $892,854 and $2,198,415, respectively.  Our net asset value per share increased by $0.02 and $0.05 per share as a result of the share repurchases during the three and nine months ended September 30, 2013, respectively.  The weighted average discount to net asset value per share of the shares repurchased during the three and nine months ended September 30, 2013 was 16% and 18%, respectively.

Since inception of the stock repurchase program in May 2012 through the date of this prospectus, we have repurchased a total of 448,441 shares of common stock, representing approximately 4.8% of our outstanding shares at the time we commenced the repurchase program, for a total cost of $2,962,594, or an average price of $6.61 per share.  The weighted average discount to net asset value per share of the shares repurchased since inception was 17%.  The shares repurchased under the stock repurchase program have not been retired or cancelled, remain issued but not outstanding shares, and were held in treasury as of September 30, 2013.  We have accounted for the repurchases of our common stock under the cost method, such that repurchased shares were recorded as treasury stock based on the actual cost of the repurchases.

On October 24, 2013, our Board of Directors discontinued the stock repurchase program in order to make additional capital available for potential new investment opportunities.  No repurchases were made under our stock repurchase program from October 1, 2013 through the date of the discontinuation of this program on October 24, 2013.

Business Development Company Industry and Our Equity Focus

Based on our research, as of September 30, 2013, there were 43 publicly traded business development companies (“BDCs”), 38 of which were income oriented, and five of which were focused on capital appreciation.  In addition to us, the other BDCs focused on capital appreciation are Capital Southwest Corporation (Nasdaq: CSWC), Firsthand Technology Value Fund (Nasdaq:  SVVC), GSV Capital Corp. (Nasdaq:  GSVC), and Harris & Harris Group, Inc. (Nasdaq:  TINY).  Of the 43 publicly traded BDCs, as of September 30, 2013, the average price/NAV was 103% and the median price/NAV was 101%, and 25 BDCs (or 58%) were either trading at parity or above net asset value (“NAV”).  Of the five capital appreciation-focused BDCs including us, the price/NAV ranged from 70% to 115%, with an average price/NAV of 91%, and 94% price/NAV for us, based on a September 27, 2013 closing price of $7.31 and a June 30, 2013 NAV of $7.79.  We had a price/NAV of 94% based on our September 30, 2013 closing price and NAV of $7.43 and $7.93, respectively.

Across the entire BDC category as of September 27, 2013, the average dividend yield over the preceding 12 months was 7.8%, and the median yield was 8.4%.  We are one of only two BDCs among the five focused on capital appreciation that paid a distribution to stockholders in the 12 months ended September 30, 2013.  As of September 30, 2013, the dividend yield on our common stock for the 12 months ended September 30, 2013 was 6.9%, which is calculated as the total dividends declared by us during such period divided by our $7.43 per share closing stock price as of September 30, 2013.

We believe that both individual and institutional investors are willing to accept the risks of investing in BDCs primarily on the expectation of earning attractive yields and acceptable returns on a risk-adjusted basis.  Most BDCs invest in fixed income securities that pay current income, resulting in net investment income that is typically passed through to stockholders as a dividend on a quarterly (or in certain cases, monthly) basis and generating a consistent dividend yield.  BDCs that are focused on capital appreciation, including us, are designed to generate capital gains based on successful exits of positions in equity securities.  Because these equity securities typically do not generate any current income, and the exits are episodic, there is limited consistency or predictability to the pattern of expected distributions to stockholders.

As of September 30, 2013, we have disposed of our entire position in three of our four portfolio companies that have completed IPOs.  Tremor Video is the only publicly traded company in our portfolio as of September 30, 2013, having completed its IPO on June 26, 2013, and our shares of Tremor Video’s common stock are subject to customary lockup restrictions until late December 2013.  We disposed of our entire position in Corsair in connection with Corsair’s sale of a majority interest to a private equity firm.  Accordingly, as of September 30, 2013, excluding Jumptap’s pending merger with Millennial, approximately 24% of our 21 portfolio company investments either have been sold by us or have completed an IPO.  Three of these portfolio company dispositions generated realized gains, while one of these dispositions resulted in a realized loss.  Overall, we have realized cumulative net gains of $4,682,381 from our disposition of these four portfolio companies as of September 30, 2013, and we have paid dividends to our stockholders which represent approximately 98% of our cumulative net realized gains.  However, because of the inherent uncertainty associated with completing IPOs, there is little that we can do to forecast if and when any of our private portfolio companies will be able to successfully complete IPOs, if at all.  In addition, we may not be advised by our portfolio companies of specific sale or merger plans and, in the event we are so advised, we are generally prohibited from disclosing such merger or sale plans until they are publicly disclosed by our portfolio company.

We believe a combination of factors has put selling pressure on our stock, including:  (i) the fact that 54.0% of our net invested capital as of September 30, 2013 represents investments in vintage year 2010 and 2011 portfolio companies, (ii) the fact we have experienced write downs in some of our investments, particularly aggregate net unrealized depreciation of $3.4 million on our energy and recycling-focused portfolio companies,  (iii) our operating expenses for 2012 (the year in which we became fully invested) exceeded our net realized gains for 2012, (iv) as a result of repurchases of our own shares under our stock repurchase program, our net assets decreased and our operating expense ratio correspondingly increased, and (v) to date there has been limited public visibility with respect to our private portfolio companies completing an IPO or sale/merger in the future.  We believe our private-to-public valuation arbitrage strategy requires further patience in light of the fact that our vintage year 2011 and 2012 portfolio companies continue to make progress towards IPOs, which if they are successful in doing so, would potentially allow us to dispose of these positions, on average, at our targeted 2x return and within our anticipated four-year holding period.

Our Board of Directors is focused on the current discount between our stock price and net asset value, and we have taken, and continue to take, active steps to try to eliminate this discount to net asset value over time.  These steps include  repurchases under our stock repurchase program that were accretive to net asset value through September 30, 2013, an investor relations program and corporate branding campaign designed to increase awareness and visibility for our stock, continuing to present the Company to the investment community at various investor conferences, and holding one-on-one meetings with institutional investors.

In spite of these efforts, we believe that for the foreseeable future BDC investors may be inclined to gravitate to those BDCs that have a demonstrated history of paying consistent dividends in line with the peer group average yield and which have a prospect for continuing to do the same in the future.  Accordingly, we believe that  in order to generate interest among potential BDC investors, we need to achieve the following key milestones:  (i) have more companies publicly file registration statements for and complete IPOs, or complete a strategic sale or merger, (ii) complete more successful dispositions of our investments and generate realized gains, (iii) distribute these net realized gains to our stockholders in an amount that is comparable to the yield of other BDCs, and (iv) demonstrate, in some manner, that although our IPOs and corresponding investment dispositions are episodic and unpredictable, that the overall return potential of our stock is sufficiently attractive on a risk-adjusted basis to warrant an investment in our stock.  We remain committed to distribute our net realized gains to our stockholders, at least annually, in accordance with the distribution policy established by our Board of Directors.

Current Business Environment

Capital markets volatility and the overall market environment may preclude our portfolio companies from completing an IPO and impede our exit from these investments.  Since 1998, the number of venture capital-backed companies that have been able to complete IPOs has fallen, while the median time from initial funding to IPO completion has risen.

In the third quarter of 2013, there were 60 IPOs priced in the U.S. that raised an aggregate of $11.3 billion in gross proceeds (or a median IPO size of $116 million), compared to 61 IPOs in the second quarter of 2013 that raised an aggregate of $13.0 billion in gross proceeds (or a median IPO size of $101 million) and 26 IPOs in the third quarter of 2012 that raised an aggregate of $6.5 billion in gross proceeds (or a median IPO size of $105 million).

There were 27 venture capital-backed IPOs in the third quarter of 2013 that raised an aggregate of $2.5 billion in gross proceeds (or an average of $93 million), compared to 21 venture capital-backed IPOs in the second quarter of 2013 that raised an aggregate of $2.0 billion in gross proceeds (or an average of $93 million).  Venture capital-backed IPO activity in the third quarter of 2013 was up from the third quarter of 2012 when nine venture capital-backed IPOs were completed raising an aggregate of $900 million in gross proceeds for an average of $100 million.

The U.S. IPO market is currently experiencing one of its best years since 2007, when 213 IPOs were completed.  Through September 30, 2013, a total of 152 companies have completed IPOs in U.S. this year, compared to a total of 128 IPOs completed in all of 2012, which is the highest level since 154 IPOs were completed in 2010.

We believe there are three primary technical drivers that determine the overall number of completed IPOs:  (i) volatility, (ii) recent IPO performance, and (iii) equity market trends.  There is typically a strong inverse relationship between volatility and the number of IPO pricings.  IPO market expansion has historically taken place in modest volatility environments, where the CBOE Volatility Index (or “VIX Index”) has been in the range of 10.0 to 20.0.  By contrast, there are typically strong positive relationships between both recent IPO performance and equity market trends and the number of IPO pricings.

As of September 30, 2013, the VIX Index closed at 16.6, with a high, low and average daily closing value during the nine months ended September 30, 2013 of 20.5, 11.3 and 14.2, respectively.  The average daily VIX Index closing value for all of 2012 was 17.8, and the 10-year average (2002-12) was 21.5.  During the third quarter of 2013, the average U.S. IPO return was 26.5%, compared to a return of 4.1% for the S&P 500.  As of September 30, 2013, the S&P 500 closed at 1,681.55 for an increase of 17.9% for the nine months ended September 30, 2013.  As of the end of the third quarter of 2013, all of the technical indicators that we believe drive IPO issuance activity were at favorable levels.

The current business environment is also complicated by global economic uncertainty and regional unrest.  It remains unclear if and how the debt crisis in Europe will develop and whether it will result in a slowing of worldwide economic growth or even trigger a further global financial crisis.  It is unclear if the rising budget deficits in the United States will result in further downgrades in its credit rating.  In addition, a failure by the U.S. Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations.   Further, if the U.S. Government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution, a federal government shutdown may result. Such a failure or the perceived risk of such a failure consequently could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

Any outcome could be heightened potentially should an alternative to U.S. Treasury securities emerge as the global safe-haven for invested capital or should large holders of these securities, such as China, decide to divest of them in large quantities or in full.  Further, any decision by U.S. Federal Reserve to taper its stimulus efforts (including its bond buying program) as a result of improved economic forecasts could cause renewed uncertainty and increase market volatility.  All of this uncertainty could lead to a further broad reduction in risk taken by investors and corporations, which could reduce further the capital available to our portfolio companies, could affect the ability of our portfolio companies to build and grow their respective businesses, and could decrease the liquidity options available to our portfolio companies.

Portfolio Activity and Composition

The total value of our investments in 17 portfolio companies was $62.0 million at September 30, 2013, compared to $65.0 million at December 31, 2012 in 19 portfolio companies.  During the nine months ended September 30, 2013, we invested in the subordinated convertible bridge notes of two existing portfolio companies, BrightSource ($146,567) and SilkRoad ($1,000,000), and in the convertible preferred stock of Deem ($3,000,000).  As of September 30, 2013, we had limited capital available for additional portfolio company investments unless we are able to raise additional capital or we have realizations on our existing investments.

The following table summarizes the investment cost, net proceeds and realized gains for the portfolio company positions sold by us during the nine months ended September 30, 2013.

	Nine Months Ended September 30, 2013
Portfolio	Investment		Realized
Company	Cost	Net Proceeds	Gain (Loss)

Corsair Components, Inc. (sold in May 2013)	$4,000,080	$4,675,397	$675,317

LifeLock, Inc. (sold in April / May 2013)	$5,000,000	$8,675,041	$3,675,041

Solazyme, Inc. (sold in May 2013)	$1,505,162	$1,554,982	$49,820

Total	$10,505,242	$14,905,420	$4,400,178

Our dispositions of LifeLock and Solazyme, each a publicly traded portfolio company, were made in open market transactions.  We sold our entire position in Corsair in connection with Corsair’s sale of a majority interest to a private equity firm.

Our investments in portfolio companies consist of securities issued by private and publicly traded companies consisting of convertible preferred stock, common stock, subordinated convertible bridge notes, and warrants to purchase common and preferred stock. The following table summarizes the composition of our portfolio company investments by type of security at cost and value as of September 30, 2013 and December 31, 2012.

	September 30, 2013			December 31, 2012
			Percentage			Percentage
Investment Type	Cost	Fair Value	of Portfolio	Cost	Fair Value	of Portfolio

Private Portfolio Companies:
Preferred Stock	$40,858,928	$48,720,000	78.63%	$41,858,928	$43,087,120	66.26%
Preferred Stock Warrants	-	290,000	0.47%	-	-	0.00%
Common Stock	8,862,385	5,440,000	8.78%	12,273,466	12,880,000	19.81%
Common Stock Warrants	610,860	1,370,000	2.21%	1,199,860	982,878	1.51%
Subordinated Convertible Bridge Notes	1,158,180	1,158,180	1.87%	-	-	0.00%

Subtotal - Private Portfolio Companies	51,490,353	56,978,180	91.96%	55,332,254	56,949,998	87.58%

Publicly Traded Portfolio Companies:
Common Stock	4,000,001	4,984,192	8.04%	6,505,162	8,073,708	12.42%

Total - Private and Publicly Traded Portfolio Companies	$55,490,354	$61,962,372	100.00%	$61,837,416	$65,023,706	100.00%

See the Schedules of Investments in our financial statements for additional information regarding industry and headquarter locations of our portfolio companies.

The following table summarizes the net realized gains and net change in unrealized appreciation (depreciation) for the three and nine months ended September 30, 2013 for:  (i) our portfolio company investments sold during the nine months ended September 30, 2013, and (ii) our portfolio company investments held at September 30, 2013.

	Three Months Ended		Nine Months Ended
	September 30, 2013		September 30, 2013
Portfolio Companies	Net Realized Gains	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gains	Net Change in Unrealized Appreciation (Depreciation)

Portfolio Company Investments Sold During Three and Nine Months Ended September 30, 2013
Corsair Components, Inc. (sold in May 2013)	$-	$-	$675,317	$(1,599,920)
LifeLock, Inc. (sold in April / May 2013)	-	-	3,675,041	(1,911,002)
Solazyme, Inc. (sold in May 2013)	-	-	49,820	342,456

Subtotal - Portfolio Company Investments Sold During Three and Nine Months Ended September 30, 2013	-	-	4,400,178	(3,168,466)

Portfolio Company Investments Held at September 30, 2013	-	5,094,208	-	6,454,194

Total - All Portfolio Companies	$-	$5,094,208	$4,400,178	$3,285,728

As of September 30, 2013, the cost, value and unrealized appreciation (or write-up) of each of our portfolio companies held at September 30, 2013 is set forth below.

	September 30, 2013

				Write-Up
Portfolio Company	Cost	Value	Write-Ups	as % of Cost

Xtime, Inc.	$3,000,000	$6,040,000	$3,040,000	101%
SilkRoad, Inc.	6,008,667	8,518,667	2,510,000	42%
Jumptap, Inc.	4,999,995	7,200,000	2,200,005	44%
Zoosk, Inc.	2,999,999	4,770,000	1,770,001	59%
Tremor Video, Inc.	4,000,001	4,984,192	984,191	25%
Harvest Power, Inc.	2,499,999	3,480,000	980,001	39%
Metabolon, Inc.	4,000,000	4,860,000	860,000	22%
Glam Media, Inc.	4,999,999	5,750,000	750,001	15%
TrueCar, Inc.	2,999,996	3,650,000	650,004	22%
Kabam, Inc.	1,328,860	1,620,000	291,140	22%
Deem, Inc.	3,000,000	3,000,000	-	0%

Total	$39,837,516	$53,872,859	$14,035,343	35%

As of September 30, 2013, the cost, value and unrealized depreciation (or write-down) of each of our portfolio companies held at September 30, 2013 is set forth below.

	September 30, 2013

				Write-Down
Portfolio Company	Cost	Value	Write-Downs	as % of Cost

Livescribe, Inc.	$606,187	$-	$(606,187)	-100%
MBA Polymers, Inc.	2,000,000	1,180,000	(820,000)	-41%
Suniva, Inc.	2,500,007	1,400,000	(1,100,007)	-44%
BrightSource Energy, Inc.	3,046,644	1,809,513	(1,237,131)	-41%
Agilyx Corporation	4,000,000	2,770,000	(1,230,000)	-31%
Stoke, Inc.	3,500,000	930,000	(2,570,000)	-73%

Total	$15,652,838	$8,089,513	$(7,563,325)	-48%

The incentive fees payable to our investment adviser are calculated and paid annually based on cumulative net realized capital gains (taking into account cumulative realized capital losses) reduced by the unrealized depreciation (or write-downs) on our investments that have a fair value below our investment cost and incentive fees previously paid.  See “Investment Advisory and Administrative Services Agreement” below.

As of September 30, 2013, no incentive fees related to our cumulative net realized gains of $4,682,381 would be payable to the investment adviser since the total unrealized depreciation (or write-downs) of $7,563,325 exceeds our cumulative net realized gains.  Accordingly, our investment adviser will not be paid an incentive fee, despite the accrual of incentive fees in our financial statements under generally accepted accounting principles, until our cumulative net realized gains exceed our total unrealized depreciation (or write-downs) and, in such case, the incentive fee would only be paid on the amount of the cumulative net realized gains in excess of our total unrealized depreciation (or write-downs).

As of September 30, 2013, excluding Jumptap which is expected to merger with Millennial in the fourth quarter of 2013, we held investments in 15 private portfolio companies that either do not have a registration statement publicly on file with the SEC or have not publicly announced the submission of a registration for confidential review by the SEC.  One of the provisions of the JOBS Act (signed into law on April 5, 2012) allows issuers that qualify as “emerging growth companies” to submit a draft IPO registration statement for confidential review by the SEC prior to making a public filing.  Companies that submit a registration statement for confidential review by the SEC may elect to publicly announce that they have made such a confidential submission without disclosing the content of such submission.

For additional discussion of the change in net unrealized appreciation (depreciation) on our portfolio company investments during the nine months ended September 30, 2013, see “—Results of Operations” below.

Tremor Video, Inc.  On September 6, 2011, we completed a $4,000,001 investment in the Series F convertible preferred stock of Tremor Video, Inc. (“Tremor Video”).  Our investment in Tremor Video was part of a $37 million Series F preferred stock offering.  Founded in 2005 and headquartered in New York, New York, Tremor Video is an online video technology and advertising company that provides video advertising solutions to major brand advertisers and publishers of Web videos.

On June 26, 2013, Tremor Video priced its IPO at $10.00 per share.  The shares of Tremor Video’s common stock began trading on the New York Stock Exchange under the ticker symbol “TRMR” on June 27, 2013.  In connection with Tremor Video’s IPO, the Series F preferred stock we held automatically converted into 599,999 shares of Tremor Video’s common stock, based on an adjusted conversion price of $6.67 per share.  The adjusted conversion price was calculated based on our structurally protected appreciation multiple of 1.5x our investment cost.  The shares of Tremor Video’s common stock we received upon conversion of the Series F preferred stock are subject to a 180-day lockup provision which expires in late December 2013.

At September 30, 2013, our common stock investment in Tremor Video was valued at $4,984,192, or $8.31 per share, based on a fair value determination made in good faith by our Board of Directors, which represented a 10% discount to Tremor Video’s closing market price of $9.23 at September 30, 2013.

BrightSource Energy, Inc.  On February 28, 2011, we completed a $2,500,006 investment in the Series E convertible preferred stock of BrightSource Energy, Inc. (“BrightSource”), which was part of a $200 million Series E preferred stock offering.  BrightSource, headquartered in Oakland, California, is a developer of utility scale solar thermal plants which generate solar energy for utility and industrial companies using its proprietary solar thermal tower technology.

On April 22, 2011, BrightSource filed a registration statement on Form S-1 for a $250 million IPO of its common stock.  After filing a number of amendments to its registration statement, the last of which was filed on March 30, 2012, BrightSource withdrew its registration statement on April 12, 2012.  On October 24, 2012, BrightSource completed an initial closing of its Series 1 convertible preferred stock financing, in which we invested $397,125 to acquire 26,475 shares of Series 1 preferred stock.  Immediately prior to the Series 1 financing, all outstanding shares of preferred stock were automatically converted into common stock on a 1-for-1 basis, after giving effect to a 1-for-3 reverse stock split, which was effected in March 2012.  As such, our 288,531 shares of Series E Preferred Stock on a pre-split basis were converted into 96,177 shares of common stock.  Because we made our full pro-rata investment in the Series 1 financing, we also received:  (i) 2,500,005 shares of Series 1A preferred stock, which have a liquidation preference of $1.00 per share but are subordinate to the most senior liquidation preference of the Series 1 preferred stock, and (ii) 36,795 shares of common stock to compensate existing preferred stock investors for the potential dilutive effect of BrightSource's option pool increase.  The Series 1A preferred shares are not convertible into common stock and would be canceled upon an IPO.

On July 10, 2013, we agreed to purchase up to $205,193 of subordinated convertible bridge notes of BrightSource under a $35 million credit facility with existing investors.  On July 17, 2013, we purchased $87,940 of convertible notes under a first drawdown of $15 million under the credit facility.  On August 14, 2013, we purchased $58,627 of convertible notes under a second drawdown of $10 million under the credit facility.  A third and final drawdown of $10 million occurred on October 10, 2013 in which we purchased an additional $58,627 of convertible notes.  See “—Recent Developments” below.  The notes only have payment-in-kind (“PIK”) interest which accrues at a rate of 11.5% per annum.  Principal and accrued interest is due upon the earlier of July 10, 2014, the closing of a new equity financing of at least $30 million (a “qualified financing”), or a change of control.  At the closing of a qualified financing, and with the consent of a majority of the note holders, the notes (including accrued interest) automatically convert, at the holder’s election, into either:  (i) shares of Series 1 preferred stock, or (ii) the preferred stock issued in the qualified financing.  Existing holders of Series 1 and Series 1A preferred stock who did not participate pro rata in the credit facility had their shares of Series 1 and 1A preferred stock converted into common stock.  For each $1 of convertible notes purchased by an investor under the credit facility, the investor has an option to exchange one share of Series 1A preferred stock for 1/15th of a share of Series 1 preferred stock, with the option exercisable for 60 days following each drawdown.  Immediately after the first and second drawdowns, we exchanged 87,930 and 58,620 shares of Series 1A preferred stock for 5,862 and 3,908 shares of Series 1 preferred stock, respectively.  Investors purchasing more than their pro rata amount under the credit facility receive 2/3rds of a share of Series 1 preferred stock for each $1 of oversubscription, with such shares being issued at each drawdown.  For our oversubscription, we received 3,613 and 2,408 shares of Series 1 preferred stock in the first and second drawdown, respectively.  Immediately after the third drawdown, we exchanged 58,620 shares of Series 1A preferred stock for 3,908 shares of Series 1 preferred stock, and we also received 2,408 shares of Series 1 preferred stock as consideration for our purchase of convertible notes in excess of our pro rata amount.

At September 30, 2013, based upon a fair value determination made in good faith by our Board of Directors, (i) our Series 1 convertible preferred stock investment in BrightSource was valued at $400,000, (ii) our Series 1A preferred stock investment in BrightSource was valued at $400,000, (iii) our common stock investment in BrightSource was valued at $860,000, and (iv) our subordinated convertible bridge notes investment in BrightSource was valued at $149,513.  On a combined basis, our investments in BrightSource’s Series 1 and 1A preferred stock, common stock, and subordinated convertible bridge notes  have an aggregate cost of $3,046,644 and an aggregate fair value, as of September 30, 2013, of $1,809,513.

Livescribe, Inc.  On July 1, 2010, we completed a $500,500 investment in the Series C convertible preferred stock and warrants of Livescribe, Inc. (“Livescribe”).  Our investment in Livescribe was part of a $39 million Series C preferred stock offering.  Livescribe, a private company headquartered in Oakland, California, is a developer and marketer of a mobile, paper-based computing platform consisting of smartpens, dot paper, smartpen applications, accessories, desktop software, an online community and development tools.

Subsequent to our initial investment in the Series C convertible preferred stock and warrants of Livescribe, we participated in follow-on investments in Livescribe’s Series C-1 and C-2 preferred stock financings.   In November 2012, Livescribe closed on a convertible note financing.  Because we did not participate in the convertible note financing: (i) the Series C, C-1 and C-2 preferred stock we held in Livescribe were automatically converted into common stock at an unfavorable rate (one share for each 2.5 conversion shares), and (ii) the Series C and C-1 preferred stock warrants we held in Livescribe were canceled.  Concurrent with the convertible note financing, Livescribe completed a 1-for-100 reverse stock split.  Our investment adviser’s decision not to invest in Livescribe’s convertible debt financing was based on our investment adviser’s belief that an IPO by Livescribe was not likely in the foreseeable future.  Following the foregoing conversion and cancellation, our investment in Livescribe’s common stock does not represent an investment in Livescribe’s most senior equity securities since existing preferred stock investors that participated in the convertible note financing received a newly-issued series of preferred stock in exchange for the shares of preferred stock they previously held. Although Livescribe continues to operate its business as of September 30, 2013, we believe that the common stock has no value as of September 30, 2013 since any value will be attributed to preferred securities.  Accordingly, at September 30, 2013, our common stock investment in Livescribe was valued at $0 based on a fair value determination made in good faith by our Board of Directors.

MBA Polymers, Inc.  On October 15, 2010, we completed a $1,100,000 investment in the Series G convertible preferred stock of MBA Polymers, Inc. (“MBA Polymers”).  Our investment in MBA Polymers was part of a $25 million Series G convertible preferred stock offering.  On February 22, 2011, we made an additional investment of $900,000 in MBA Polymers’ Series G convertible preferred stock.  Our additional investment was part of an aggregate additional Series G preferred stock offering of approximately $15 million.  MBA Polymers is a global manufacturer of recycled plastics sourced from end of life durable goods, such as computers, electronics, appliances and automobiles.  MBA Polymers is currently in the process of relocating its corporate headquarters from Richmond, California to the United Kingdom.  At September 30, 2013, our Series G convertible preferred stock investment in MBA Polymers was valued at $1,180,000 based upon a fair value determination made in good faith by our Board of Directors.

Harvest Power, Inc.  On March 9, 2011, we completed a $2,499,999 investment in Series B convertible preferred stock of Harvest Power, Inc. (“Harvest Power”).  Our investment in Harvest Power was part of a $66 million Series B preferred stock offering.  Founded in 2008 and headquartered in Waltham, Massachusetts, Harvest Power acquires, owns and operates organic waste facilities that convert organic waste, such as food scraps and yard debris, into compost, mulch and renewable energy.

On March 30, 2012, Harvest Power completed the $110 million initial closing of a Series C convertible preferred stock financing from new and existing investors.  Harvest Power completed an additional tranche of the Series C round for $15 million in July 2012.  As a result of the Series C round, our investment in Harvest Power’s Series B preferred stock does not represent an investment in Harvest Power’s most senior equity securities.  Further, as part of the Series C convertible preferred stock financing, the preferred dividends on our Series B convertible preferred stock were changed from a cumulative to a non-cumulative dividend.  At September 30, 2013, our Series B convertible preferred stock investment in Harvest Power was valued at $3,480,000 based upon a fair value determination made in good faith by our Board of Directors.

Suniva, Inc. On March 31, 2011, we completed a $2,500,007 investment in the Series D convertible preferred stock of Suniva, Inc. (“Suniva”).  Our investment in Suniva was part of a $106 million Series D preferred stock offering.  Founded in 2007 and headquartered in Norcross, Georgia, Suniva is a manufacturer of high-efficiency solar photovoltaic cells and modules focused on delivering high-power solar energy products.

On December 20, 2012, Suniva completed an initial closing of a Series E convertible preferred stock financing.  We did not participate in the initial closing of the Series E preferred stock financing.  As part of the Series E financing, Suniva completed a 1-for-1,000 reverse stock split.  As a result of the reverse stock split, we now own 197.942 shares of Series D convertible preferred stock with a cost basis of $12,630 per share and a non-participating liquidation preference equal to 1x our cost basis.  Following the Series E financing, the holders of Series D and Series E preferred stock have, on an equal priority, pari passu basis, a senior right and preference (before any other preferred or common stock) to any dividends declared or any distribution of assets in liquidation.

At September 30, 2013, our Series D convertible preferred stock investment in Suniva was valued at $1,400,000 based upon a fair value determination made in good faith by our Board of Directors.

Xtime, Inc.  On June 14, 2011, we completed a $3,000,000 investment in an initial closing of the Series F convertible preferred stock of Xtime, Inc. (“Xtime”).  Founded in 1999 and headquartered in Redwood Shores, California, Xtime is a software as a service provider of Web scheduling and CRM solutions for automotive service departments.  Our investment in Xtime was part of a $5 million Series F preferred stock offering in which we were the lead investor.  As part of the final closing in August 2011, Xtime’s existing investors who invested more than their pro rata share in the Series F convertible preferred round (based on amounts they had invested in Xtime’s prior preferred stock rounds), received warrants to acquire shares of Xtime’s common stock at an exercise price of $0.01 per share.  In order to preserve our post-money, fully diluted ownership interest in Xtime, we also received warrants to acquire 22,581 shares of Xtime common stock on the same terms as the warrants issued to existing investors.  In the event Xtime completes a qualifying IPO, the number of warrants will be reduced by 50%.

On October 5, 2012, Xtime completed a Series 2 convertible preferred stock financing in which we did not participate.  Immediately prior to the closing of the Series 2 financing, all of the existing holders of Xtime’s preferred stock (including the Series F preferred stockholders) converted their existing preferred stock into:  (i) newly-created Series 1A and 1B convertible preferred stock, and (ii) warrants to acquire additional shares of Xtime’s common stock which grant the holder the right to acquire additional shares of common stock, calculated at the time of Xtime' IPO based on the actual IPO price, at an exercise price of $0.01 per share (“IPO Warrants”).  As a holder of Series F preferred stock, we received one share of Series 1A preferred stock for each share of Series F preferred stock that we held, no shares of Series 1B preferred stock, and IPO Warrants that are exercisable upon Xtime's IPO.  Following the Series 2 financing, the holders of Series 2 and Series 1A preferred stock have, on an equal priority, pari passu basis, a senior right and preference (before the Series 1B preferred stock and the common stock) to any dividends declared or any distribution of assets in liquidation.  We continue to hold warrants to acquire 22,581 shares of Xtime common stock which we received as part of the Series F preferred stock investment.

At September 30, 2013, based upon a fair value determination made in good faith by our Board of Directors, (i) our Series 1A convertible preferred stock investment in Xtime was valued at $4,670,000, (ii) our IPO Warrants in Xtime were valued at $1,350,000, and (iii) our warrants to acquire 22,581 shares of Xtime common stock were valued at $20,000.  On a combined basis, our investment in Xtime’s Series 1A preferred stock, common stock warrants and the IPO Warrants have an aggregate cost of $3,000,000 and an aggregate fair value, as of September 30, 2013, of $6,040,000.

Metabolon, Inc.  On August 25, 2011, we completed a $4,000,000 investment in the Series D convertible preferred stock of Metabolon, Inc. (“Metabolon”).  Our investment in Metabolon was part of a $13 million Series D preferred stock offering, in which we were the lead investor.  Founded in 2000 and headquartered in Research Triangle Park, North Carolina, Metabolon is a molecular diagnostics and services company offering metabolic profiling technology that uses advanced bioinformatics and data analytics software to identify, quantify, and analyze biochemical processes occurring within cells.  Metabolon is utilizing biomarkers identified by its technology in the development of molecular diagnostic tests intended to detect and measure the aggression and stage of diseases such as diabetes and cancer.  At September 30, 2013, our Series D convertible preferred stock investment in Metabolon was valued at $4,860,000 based upon a fair value determination made in good faith by our Board of Directors.

Kabam, Inc.  On August 29, 2011, we completed a $1,328,860 investment in the Series D convertible preferred stock of Kabam, Inc. (“Kabam”).  Our investment in Kabam was part of an $86 million Series D preferred stock offering.  Founded in 2006 and headquartered in Redwood City, California, Kabam is an Internet-based social gaming company that combines the immersion of massively multiplayer games with the connectivity and interaction of social games.  At September 30, 2013, our Series D convertible preferred stock investment in Kabam was valued at $1,620,000 based upon a fair value determination made in good faith by our Board of Directors.

TrueCar, Inc.  On September 26, 2011, we completed a $2,999,996 investment in the common stock of TrueCar, Inc. (“TrueCar”).  Our investment in TrueCar was part of a $50 million common stock offering.  Subsequent to the initial closing of the common stock offering, TrueCar raised an additional $14 million from other investors from the sale of its common stock on the same price and terms as our investment.  Founded in 2005 and based in Santa Monica, California, TrueCar is an online research and pricing tool for consumers interested in buying a new or used vehicle.  At September 30, 2013, our common stock investment in TrueCar was valued at $3,650,000 based upon a fair value determination made in good faith by our Board of Directors.

Agilyx Corporation.  On December 16, 2011, we completed a $4,000,000 investment in the Series C convertible preferred stock of Agilyx Corporation (“Agilyx”).  Our investment in Agilyx was part of a $25 million Series C convertible preferred stock offering, in which we were the lead investor.  Founded in 2004 and based in Beaverton, Oregon, Agilyx is an alternative energy company that economically converts difficult-to-recycle waste plastics into high value synthetic oil.

On October 9, 2012, Agilyx raised additional funds as part of a Series D convertible preferred stock financing in which we did not participate.  As a result of the Series D round, our investment in Agilyx’s Series C preferred stock no longer represents an investment in Agilyx’s most senior equity securities.

At September 30, 2013, our Series C convertible preferred stock investment in Agilyx was valued at $2,770,000 based upon a fair value determination made in good faith by our Board of Directors.

Zoosk, Inc.  On January 27, 2012, we completed a $2,999,999 investment in the Series E convertible preferred stock of Zoosk, Inc. (“Zoosk”).  Our investment in Zoosk was part of a $21 million Series E convertible preferred stock offering.  Founded in 2007 and headquartered in San Francisco, California, Zoosk operates online dating communities.  At September 30, 2013, our Series E convertible preferred stock investment in Zoosk was valued at $4,770,000 based upon a fair value determination made in good faith by our Board of Directors.

SilkRoad, Inc.  On March 28, 2012, we made a $3,500,000 investment in the Series C convertible preferred stock of SilkRoad, Inc. (“SilkRoad”).  On May 9, 2012, we made an additional investment of $1,500,000 in a second tranche of SilkRoad’s Series C convertible preferred stock financing.  SilkRoad raised a total of $35 million in the Series C convertible preferred stock financing from new and existing investors in the initial and second tranches.  On July 17, 2012, SilkRoad raised an additional $2.9 million in a third tranche of the Series C round at the same price and on the same terms as our investment. Founded in 2003 and headquartered in Chicago, Illinois, SilkRoad is a global provider of cloud-based social talent management software.  At June 30, 2013, our Series C convertible preferred stock investment in SilkRoad was valued at $6,680,000 based upon a fair value determination made in good faith by our Board of Directors.  See “—Recent Developments” below.

On August 21, 2013, we purchased $1,000,000 of subordinated convertible bridge notes of SilkRoad under a $25 million bridge note financing.  A total of $15.7 million was raised in the initial closing of the bridge note financing on August 21, 2013.  The notes only have PIK interest which accrues at a rate of 8% per annum.  Note principal and accrued interest are due upon the earlier of:  (i) the approval of a majority-in-interest of the note holders any time after August 21, 2014, (ii) the closing of a next equity financing of at least $28 million (including the conversion of notes), or (iii) an event of default.  The notes together with accrued interest automatically convert: (i) into shares of Series C Preferred Stock upon an IPO with minimum proceeds of $50 million, or (ii) into shares of SilkRoad’s new preferred equity securities issued in a next equity financing on or before June 30, 2014.  Investors in the bridge note financing who purchased more than their pro rata amount received a 5-year warrant to purchase shares of either (i) equity securities issued in the next equity financing, or (ii) Series C Preferred Stock.  The warrant coverage amount accrues at a monthly rate of 12.5% on the dollar amount of oversubscription for each month the note is outstanding, with a maximum accrual equal to 100% of the oversubscription amount after eight months.

At September 30, 2013, based upon a fair value determination made in good faith by our Board of Directors, (i) our Series C convertible preferred stock investment in SilkRoad was valued at $7,220,000, (ii) our warrants to acquire certain equity securities of SilkRoad were valued at $290,000, and (iii) our subordinated convertible bridge note investment in SilkRoad was valued at $1,008,667.  On a combined basis, our investments in SilkRoad’s Series C preferred stock, warrants, and subordinated convertible bridge note have an aggregate cost of $6,008,667 and an aggregate fair value, as of September 30, 2013, of $8,518,667.

Glam Media, Inc.  On May 25, 2012, we completed a $4,999,999 investment in the Series F convertible preferred stock of Glam Media, Inc. (“Glam Media”).  Our investment in Glam Media was part of a $15 million Series F convertible preferred stock offering, in which we were the lead investor.  On May 9, 2013, Glam Media issued $10 million of Series F convertible preferred stock to an existing investor in an additional closing.  Founded in 2004 and headquartered in Brisbane, California, Glam Media is an online media and social networking company focused on matching targeted audiences with targeted content through its properties in the lifestyle, entertainment, home, health and wellness, food and parenting categories.  At September 30, 2013, our Series F convertible preferred stock investment in Glam Media was valued at $5,750,000 based upon a fair value determination made in good faith by our Board of Directors.

Stoke, Inc.  On June 5, 2012, we completed a $3,500,000 investment in the common stock of Stoke, Inc. (“Stoke”).  Our investment in Stoke was structured as a secondary purchase of shares of common stock from certain Stoke employees, and we were the sole investor.  Our secondary purchase was facilitated by Stoke.  Since Stoke has shares of preferred stock outstanding, our common stock investment in Stoke does not represent an investment in Stoke’s most senior equity securities.  Founded in 2004 and headquartered in Santa Clara, California, Stoke is a systems designer and equipment manufacturer for mobile communications infrastructure networks.  At September 30, 2013, our common stock investment in Stoke was valued at $930,000 based upon a fair value determination made in good faith by our Board of Directors.

Jumptap, Inc.  On June 29, 2012, we completed a $4,999,995 investment in the Series G convertible preferred stock of Jumptap, Inc. (“Jumptap”). Our investment in Jumptap was part of a $27.5 million Series G convertible preferred stock offering, in which we were the lead investor.  Founded in 2005 and headquartered in Cambridge, Massachusetts, Jumptap is a mobile advertising network and data platform that helps global brands to target, place and track advertising on mobile phones and tablets.

On August 13, 2013, Millennial announced that it had signed a definitive merger agreement to acquire Jumptap.  Under the terms of the merger agreement, Jumptap stockholders will receive 23.5% ownership of Millennial post transaction, which corresponds to approximately 27 million shares of Millennial.  Based on the liquidation preference of 1.75x the investment cost of the Series G preferred stock held by us, we will receive, at closing, shares of Millennial common stock valued at $8.75 million based on the closing merger share price, which is calculated based on Millennial’s average stock price over a five-day period ending two days before the date of closing.  Due to our priority 1.75x liquidation preference, the absence of price collars in the merger and the transaction expenses to be borne by Jumptap do not affect the value we will receive at the merger closing.  The transaction is expected to close in the fourth quarter of 2013, subject to approval by Millennial’s stockholders, and other customary closing conditions.  At the closing, 10% of the Millennial shares to be received by us will be held in escrow for 12 months following closing, in order to cover any indemnity claims.  Shares of Millennial common stock received by us will be subject to a lockup agreement that prohibits us from selling of our shares for 90 days after closing.  Thereafter, until 180 days post-closing, we are entitled to sell one-third of our total shares.  The remaining two-thirds (except those shares held in the indemnity escrow) will be released from the lockup 180 days after closing.  In connection with the merger, Jumptap’s board of directors did not declare or pay the cumulative preferred dividend on the Series G preferred stock.

At September 30, 2013, our Series G convertible preferred stock investment in Jumptap was valued at $7,200,000 based upon a fair value determination made in good faith by our Board of Directors.

Deem, Inc.  On September 19, 2013, we completed a $3,000,000 investment in the Series AA-1 convertible preferred stock of Deem, Inc. (“Deem”).  Our investment in Deem was part of a closing of of Series AA convertible preferred stock with an aggregate value of $99.8 million, which included the conversion of certain term loans and bridge notes.  Deem operates an e-commerce network that connects a large and diverse ecosystem of consumers, businesses, channel partners and merchants.  At September 30, 2013, our Series AA-1 convertible preferred stock investment in Deem was valued at $3,000,000 based upon a fair value determination made in good faith by our Board of Directors.

See “Note 3. Investments” in the accompanying notes to our financial statements for additional information regarding our investments.

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in our net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments.  Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses.  Net realized gain (loss), if any, is the difference between the net proceeds from the disposition of portfolio company securities and their stated cost.  Net unrealized appreciation (depreciation) from investments is the net change in the fair value of our investment portfolio.

Set forth below are the results of operations for the nine months ended September 30, 2013 and 2012 and for the years ended December 31, 2012, 2011 and 2010.

Comparison of Nine Months Ended September 30, 2013 and 2012

Investment Income.  For the nine months ended September 30, 2013 and 2012, we earned interest and dividend income from cash and cash equivalents of $2,064 and $3,377, respectively, a decrease of $1,313 compared to the prior period.  During the nine months ended September 30, 2013, we also earned PIK interest of $11,613 on our subordinated convertible bridge note investments in BrightSource and SilkRoad.  Except as set forth above, we did not earn any other investment income during the nine months ended September 30, 2013 and 2012.

Our preferred and common stock, warrants, and equity interests are generally non-income producing. Although our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses.  Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

Our primary source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after the portfolio company completes an IPO and after the expiration of a customary 180-day post-IPO lockup agreement and, to a lesser extent, is acquired.  Dispositions of our portfolio company investments are discretionary and based on our business judgment.  Since we typically do not expect to generate current income from our portfolio company investments, our operating expenses will be financed from our capital base during periods of time between realizations of capital gains on our investments, if any.  Because the equity securities of pre-IPO companies typically do not pay any current income, we may consider investments in qualified private and public companies that generate current yield in the form of interest income which can be used to offset some of our operating expenses.  These investments typically will be in the form of debt instruments providing for the current payment of interest, which may be convertible into equity securities or have separate warrants exercisable for equity securities so that we have an opportunity to achieve long-term capital appreciation.

To maintain our status as a RIC, PIK interest, which is a non-cash source of income, must generally be distributed to stockholders at least annually from other sources such as available cash or the proceeds from the disposition of our portfolio company investments.  However, since we do not expect to have investment company taxable income, we would generally not be required to distribute PIK interest from our available cash or the proceeds from the disposition of our portfolio company investments.

The following table shows our PIK loan activity for the nine months ended September 30, 2013 and 2012, at cost (unaudited):

	Nine Months Ended September 30, 2013
	September 30,
	2013	2012

Beginning PIK loan balance	$-	$-
Addition of PIK loans during period	1,146,567	-
PIK interest accreted to principal during period	11,613	-
Payments received from PIK loans during the period	-	-

Ending PIK loan balance	$1,158,180	$-

During the nine months ended September 30, 2013, we invested in the subordinated convertible bridge notes of BrightSource and SilkRoad, both existing portfolio companies.  These convertible bridge notes were our first investments in debt securities. The PIK interest is computed at the contractual rate specified in each note and is added to the principal balance of the note and recorded as interest income as earned.  As of September 30, 2013, we were accruing PIK interest on each of our subordinated convertible bridge notes, and none of our subordinated convertible bridge notes were on non-accrual status.

Operating Expenses.  Our primary operating expenses include the payment of:  (i) investment advisory fees to our investment adviser, Keating Investments, (ii) our allocable portion of overhead and other expenses incurred by Keating Investments, as our administrator, in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, and (iii) other operating expenses as detailed below.  Our investment advisory fee compensates our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments.  See “Investment Advisory and Administrative Services Agreement” below.  We bear all other expenses of our operations and transactions, including, without limitation:

●	Costs of calculating our net asset value, including the cost of any third-party valuation services;

●	Costs of effecting sales and repurchases of shares of our common stock and other securities;

●	Fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	Costs related to organization and offerings;

●	Transfer agent and custodial fees;

●	Fees and expenses associated with marketing efforts;

●	Federal and state registration fees;

●	Any stock exchange listing fees;

●	Applicable federal, state and local taxes;

●	Independent directors’ fees and expenses;

●	Brokerage commissions;

●	Costs of proxy statements, stockholders’ reports and notices;

●	Public and investor relations expenses (including marketing and brand awareness campaign expenses);

●	Fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

●	Direct costs such as printing, mailing, and long distance telephone;

●	Fees and expenses associated with independent audits and outside legal costs;

●	Costs associated with our reporting and compliance obligations under the 1940 Act, Sarbanes-Oxley Act, and applicable federal and state securities laws; and

●
All other expenses incurred by either Keating Investments or us in connection with administering our business, including payments under the Investment Advisory and Administrative Services Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Keating Investments in performing its obligations under the Investment Advisory and Administrative Services Agreement, including our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

Operating expenses for the nine months ended September 30, 2013 and 2012 were $4,586,041 and $3,196,180, respectively, an increase of $1,389,861 compared to the prior period.  A summary of the items comprising the increase in our operating expenses for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 is set forth in the table below.

	Nine Months Ended
	September 30,	September 30,	Increase /
	2013	2012	(Decrease)
Operating Expenses
Base management fees	$1,093,678	$1,151,127	$(57,449)
Incentive fees	1,537,181	453,498	1,083,683
Administrative expenses allocated from investment adviser	495,164	476,645	18,519
Legal and professional fees	530,820	363,767	167,053
Directors fees	105,000	120,000	(15,000)
Stock transfer agent fees	46,555	47,100	(545)
Custody fees	4,500	750	3,750
Public and investor relations expenses	53,268	121,868	(68,600)
Marketing and advertising expenses	209,977	16,221	193,756
Printing and production expenses	75,023	73,149	1,874
Postage and fulfillment expenses	37,526	68,224	(30,698)
Travel expenses	88,828	63,758	25,070
General and administrative expenses	308,521	240,073	68,448

Total Operating Expenses	$4,586,041	$3,196,180	$1,389,861

The decrease of $57,449 in base management fees for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was the result of a decrease in our gross assets on which the base management fee is calculated.

The increase of $1,083,683 in incentive fees for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was the result of an increase of $3,285,728 in net unrealized appreciation and $4,400,178 of net realized gains on our portfolio company investments during the nine months ended September 30, 2013, compared to an increase of $1,985,284 in net unrealized appreciation and $282,203 of net realized gains on our portfolio company investments during the nine months ended September 30, 2012.  See “Investment Advisory and Administrative Services Agreement” below.

The increase of $18,519 in administrative expenses allocated from our investment adviser for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was primarily the result of the allocation to us of additional salary and benefit expenses associated with our management and administration.

The increase of $167,053 in legal and professional fees for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was primarily the result of increases in legal fees of $196,730 and audit fees of $40,000 in connection with our registration statement for a contemplated underwritten offering of our common stock which was withdrawn in May 2013 and increases in data research services and software consulting services during the nine months ended September 30, 2013, partially offset by decreases in third party valuation fees and non-offering related audit and legal fees.

The decrease of $15,000 in directors’ fees for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was the result of a reduction in the size of our Board of Directors in the second quarter of 2013 and a revised compensation program for our non-interested directors which became effective July 1, 2013.

The decrease of $545 in stock transfer agent fees for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was the result of a reduction in certain ancillary services during the nine months ended September 30, 2013.

The increase of $3,750 in custody fees for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was the result of an increase in the monthly custody fees we are charged beginning in 2013.

The decrease $68,600 in public and investor relations fees during the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was primarily the result of the expiration of the service contract with our retainer fee-based public relations firm in 2013, which was not extended.

The increase of $193,756 in marketing and advertising for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was the result of an increase in spending on television, radio and social media advertising under our ongoing corporate branding and awareness campaign.

The increase of $1,874 in printing and production expenses during the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was primarily the result of increased printing and production volume of investor and marketing materials.

The decrease of $30,698 in postage and fulfillment expenses during the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was primarily the result of a reduction in postage and fulfillment costs related to our 2013 annual stockholders meeting compared to our 2012 annual stockholders meeting in which we incurred additional expenses to obtain stockholder approval to sell our shares of common stock below net asset value.

The increase of $25,070 in travel expenses for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was the result of travel and travel-related expenses related to our participation in investor conferences and meetings with institutional investors.

The increase of $68,448 in general and administrative expenses during the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 was primarily the result of increases in Edgar filing and printing costs of $50,629 in connection with our registration statement for a contemplated underwritten offering of our common stock which was withdrawn in May 2013, database and information services, website design improvement costs, and director and officer liability insurance expenses, partially offset by decreases in seminar and conference fees and graphic design fees.

We continue to focus on building and enhancing our stockholder communications, investor relations and brand marketing programs which we began prior to the listing of our common stock on Nasdaq Capital Market in December 2011.  We believe it is important to continue to develop these programs as they will be the foundation of our investor relations initiatives as we anticipate that we will need to access the capital markets from time to time to raise additional capital to fund additional portfolio company investments.  We have taken, and continue to take, active steps to try to eliminate, over time, the current discount between our stock price and our net asset value.  These steps include repurchases under our stock repurchase program that were accretive to net asset value through September 30, 2013, an investor relations program and corporate branding campaign designed to increase awareness and visibility for our stock, continuing to present the Company to the investment community at various investor conferences, and holding one-on-one meetings with institutional investors.  While some of these expenses may be one-time in nature, the majority of these expenses will continue, and may increase over time, as we attempt to develop interest in the Company and an active trading market for our shares.

Our operating expenses (excluding base management fees, incentive fees, and costs related to our registration statement which was withdrawn in the second quarter of 2013) for the nine months ended September 30, 2013 and 2012 were $1,667,824  and $1,591,555, respectively, an increase of $76,269 compared to the prior period.  This increase was primarily related to  increases in marketing and advertising expenses and travel expenses which were partially offset by decreases in non-offering related legal and audit fees, third party valuation fees, directors’ fees, public and investor relations expenses, and postage and fulfillment expenses, as discussed above.

Net Investment Loss.  Net investment losses for the nine months ended September 30, 2013 and 2012 were $4,572,364 and $3,192,803, respectively.  The increase of $1,379,561 in net investment loss for the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012 is primarily attributable to increase in accrued incentive fees, legal and professional fees, marketing and advertising expenses and travel expenses which were partially offset by decreases in non-offering related legal and audit fees, third party valuation fees, directors’ fees, public and investor relations expenses, and postage and fulfillment expenses, as discussed above.

Basic and diluted net investment loss per common share outstanding was $0.50 for the nine months ended September 30, 2013 compared to basic and diluted net investment loss per common share outstanding of $0.34 for the nine months ended September 30, 2012.

Net Realized Gains on Investments.  For the nine months ended September 30, 2013 and 2012, net realized gains on investments totaled $4,400,178 and $282,203, respectively.  During the nine months ended September 30, 2013, we sold our entire positions in Corsair and LifeLock and our remaining position in Solazyme.  For additional information regarding the investment cost, net proceeds and realized gains for each of the portfolio company positions sold by us during the nine months ended September 30, 2013, see “Portfolio Activity and Composition” above.

During the nine months ended September 30, 2012, we sold a portion of our Solazyme position resulting in a realized gain of $403,631, which was offset by a realized loss of $121,428 on our complete disposition of NeoPhotonics during the period.

Net Increase in Unrealized Appreciation on Investments.   For the nine months ended September 30, 2013, the net increase in unrealized appreciation on investments totaled $3,285,728.  For the nine months ended September 30, 2012, the net increase in unrealized appreciation on investments totaled $1,985,284.

The following table summarizes the cost and value of our portfolio company investments as of September 30, 2013 and December 31, 2012, and the change in unrealized appreciation (depreciation) on each individual portfolio company investment comprising the net increase in unrealized appreciation on investments of $3,285,728 for the nine months ended September 30, 2013, or $0.36 per common share outstanding during the period.

	September 30, 2013			December 31, 2012				Change In
							Change In	Unrealized
			Unrealized			Unrealized	Unrealized	Appreciation
			Appreciation			Appreciation	Appreciation	(Depreciation)
Portfolio Company	Cost	Value	(Depreciation)	Cost	Value	(Depreciation)	(Depreciation)	Per Share1

Xtime, Inc.	$3,000,000	$6,040,000	$3,040,000	$3,000,000	$4,442,878	$1,442,878	$1,597,122	$0.18
SilkRoad, Inc.	6,008,667	8,518,667	2,510,000	5,000,000	5,720,000	720,000	1,790,000	0.20
Jumptap, Inc.	4,999,995	7,200,000	2,200,005	4,999,995	4,999,995	-	2,200,005	0.24
Zoosk, Inc.	2,999,999	4,770,000	1,770,001	2,999,999	3,080,000	80,001	1,690,000	0.19
Tremor Video, Inc.	4,000,001	4,984,192	984,191	4,000,001	3,850,000	(150,001)	1,134,192	0.12
Harvest Power, Inc.	2,499,999	3,480,000	980,001	2,499,999	3,540,000	1,040,001	(60,000)	(0.01)
Metabolon, Inc.	4,000,000	4,860,000	860,000	4,000,000	4,530,000	530,000	330,000	0.04
Glam Media, Inc.	4,999,999	5,750,000	750,001	4,999,999	5,170,000	170,001	580,000	0.06
TrueCar, Inc.	2,999,996	3,650,000	650,004	2,999,996	2,680,000	(319,996)	970,000	0.11
Kabam, Inc.	1,328,860	1,620,000	291,140	1,328,860	980,000	(348,860)	640,000	0.07
Deem, Inc.	3,000,000	3,000,000	-	-	-	-	-	-
LifeLock, Inc.	-	-	-	5,000,000	6,911,002	1,911,002	(1,911,002)	(0.21)
Corsair Components, Inc.	-	-	-	4,000,080	5,600,000	1,599,920	(1,599,920)	(0.18)
Solazyme, Inc.	-	-	-	1,505,162	1,162,706	(342,456)	342,456	0.04
Livescribe, Inc.	606,187	-	(606,187)	606,187	-	(606,187)	-	-
MBA Polymers, Inc.	2,000,000	1,180,000	(820,000)	2,000,000	1,730,000	(270,000)	(550,000)	(0.06)
Suniva, Inc.	2,500,007	1,400,000	(1,100,007)	2,500,007	1,280,000	(1,220,007)	120,000	0.01
Agilyx Corporation	4,000,000	2,770,000	(1,230,000)	4,000,000	3,650,000	(350,000)	(880,000)	(0.10)
BrightSource Energy, Inc.	3,046,644	1,809,513	(1,237,131)	2,897,131	2,657,125	(240,006)	(997,125)	(0.11)
Stoke, Inc.	3,500,000	930,000	(2,570,000)	3,500,000	3,040,000	(460,000)	(2,110,000)	(0.23)

Total	$55,490,354	$61,962,372	$6,472,018	$61,837,416	$65,023,706	$3,186,290	$3,285,728	$0.36

1Per share amounts based on weighted-average shares outstanding of 9,060,762 during the nine months ended September 30, 2013.

The net increase in unrealized appreciation on investments of $3,285,728 for the nine months ended September 30, 2013, or $0.36 per common share outstanding during the period, was comprised of:  (i) a net decrease in unrealized appreciation of $3,168,466 on Corsair, Solazyme and LifeLock, which we disposed of during the period, partially offset by (ii) a net increase in unrealized appreciation of $6,454,194 on our portfolio company investments held at September 30, 2013.  See “Portfolio Activity and Composition” above.

The net change in unrealized appreciation on our publicly traded portfolio company investment in LifeLock, Solazyme and Tremor Video during the nine months ended September 30, 2013 reflects the change in market prices for these portfolio companies.  The change in unrealized appreciation (depreciation) on our private portfolio company investments during the nine months ended September 30, 2013 is based upon the fair value determinations made in good faith by our Board of Directors.  The write-up or write-down of specific portfolio company investments can be attributed a variety of reasons, including without limitation those set forth above.

The following table summarizes the cost and value of our portfolio company investments as of September 30, 2012 and December 31, 2011, and the change in unrealized appreciation (depreciation) on each individual portfolio company investment comprising the net increase in unrealized appreciation on investments of $1,985,284 for the nine months ended September 30, 2012.

	September 30, 2012			December 31, 2011
							Change In
			Unrealized			Unrealized	Unrealized
			Appreciation			Appreciation	Appreciation
Portfolio Company	Cost	Value	(Depreciation)	Cost	Value	(Depreciation)	(Depreciation)

Private Portfolio Companies:
LifeLock, Inc.	$5,000,000	$6,800,000	$1,800,000	$-	$-	$-	$1,800,000
Corsair Components, Inc.	4,000,080	5,600,000	1,599,920	4,000,080	5,610,000	1,609,920	(10,000)
Xtime, Inc.	3,000,000	4,442,878	1,442,878	3,000,000	3,009,156	9,156	1,433,722
Harvest Power, Inc.	2,499,999	3,540,000	1,040,001	2,499,999	2,499,999	-	1,040,001
Metabolon, Inc.	4,000,000	4,280,000	280,000	4,000,000	4,000,000	-	280,000
MBA Polymers, Inc.	2,000,000	2,120,000	120,000	2,000,000	2,000,000	-	120,000
Zoosk, Inc.	2,999,999	2,999,999	-	-	-	-	-
SilkRoad, Inc.	5,000,000	5,000,000	-	-	-	-	-
Glam Media, Inc.	4,999,999	4,999,999	-	-	-	-	-
Stoke, Inc.	3,500,000	3,500,000	-	-	-	-	-
Jumptap, Inc.	4,999,995	4,999,995	-	-	-	-	-
Tremor Video, Inc.	4,000,001	3,920,000	(80,001)	4,000,001	4,000,001	-	(80,001)
Agilyx Corporation	4,000,000	3,770,000	(230,000)	4,000,000	4,000,000	-	(230,000)
Kabam, Inc.	1,328,860	1,070,000	(258,860)	1,328,860	1,328,860	-	(258,860)
TrueCar, Inc.	2,999,996	2,690,000	(309,996)	2,999,996	2,999,996	-	(309,996)
Livescribe, Inc.	606,187	163,923	(442,264)	550,881	154,324	(396,557)	(45,707)
BrightSource Energy, Inc.	2,500,006	1,820,000	(680,006)	2,500,006	2,500,006	-	(680,006)
Suniva, Inc.	2,500,007	1,350,000	(1,150,007)	2,500,007	2,500,007	-	(1,150,007)

Publicly Traded Portfolio Companies:
Solazyme, Inc.	1,505,162	1,699,681	194,519	1,553,250	1,938,831	385,581	(191,062)
NeoPhotonics Corporation	-	-	-	1,000,000	732,800	(267,200)	267,200

Total	$61,440,291	$64,766,475	$3,326,184	$35,933,080	$37,273,980	$1,340,900	$1,985,284

The net change in unrealized appreciation (depreciation) on our publicly traded portfolio company investments in NeoPhotonics and Solazyme during the nine months ended September 30, 2012 reflects the change in market prices for these portfolio companies.  The change in unrealized appreciation (depreciation) on our private portfolio company investments during the nine months ended September 30, 2012 is based upon the fair value determinations made in good faith by our Board of Directors.  The write-up or write-down of specific portfolio company investments can be attributed a variety of reasons including, without limitation, the following:

•
A change in the portfolio company’s financial condition or operating performance compared to projections, and any significant changes to the portfolio company’s most recent projections relative to previous projections.

•
A reduction in our weighting of the precedent transaction value since such value may no longer represent the best indicator of fair value within a range of fair values developed from the various valuation approaches and methods used.  Precedent transactions may include the transaction in which we acquired our portfolio company interests, as well as subsequent transactions in the equity of the portfolio company, in which we may or may not have participated.

•
The establishment of a new precedent transaction value based on a more recent transaction involving the portfolio company’s equity securities, whether or not we participated in such transaction, taking into account the price, rights, preferences and limitations of the equity securities.

•
A change in the market multiples of the selected comparable public companies or comparable transactions used to value a portfolio company using a market approach and exit multiple in a discounted cash flow method, or income approach, a change in the discount rate used to value a portfolio company using a discounted cash flow method, or income approach, or a change in the valuation metrics such as revenue, EBITDA or net income used in the market and income approaches.

•	A change in the weightings among the values obtained under the market or income approaches used to determine the marketable equity value of a portfolio company.

•	A subsequent financing affecting the rights, preferences and limitations of our equity securities.

•
The use of a cost, or liquidation, approach to value our equity securities in a portfolio company, where recent performance or the uncertainty of obtaining additional financing may indicate the portfolio company’s inability to continue as a going concern.

•	A change in the weightings among the precedent transaction and various exit scenarios such as IPO, sale/merger, or liquidation in deriving the value of our equity securities in a portfolio company.

•
A change in the discount for lack of marketability applied to the marketable value of our equity securities under the IPO and sale/merger exits due to a significant change in the time frame in which the portfolio company expects to pursue or complete an IPO or sale/merger.

Net Increase (Decrease) in Net Assets Resulting From Operations and Per Share Information.  The net increase in our net assets resulting from operations for the nine months ended September 30, 2013 was $3,113,542, which included $4,400,178 in net realized gains and $3,285,728 in net unrealized appreciation on investments recorded during such period, compared to a net decrease in our net assets resulting from operations for the nine months ended September 30, 2012 of $925,316, which included $282,203 in net realized gains and $1,985,284 in net unrealized appreciation on investments recorded during such period.

Basic and diluted net increase in net assets resulting from operations per common share was $0.34 for the nine months ended September 30, 2013, compared to basic and diluted net decrease in net assets resulting from operations per common share of $0.10 per common share for the nine months ended September 30, 2012.

Comparison of Years ended December 31, 2012 and 2011

Investment Income. For the years ended December 31, 2012 and 2011, we earned interest and dividend income from money market investments of $3,870 and $54,348, respectively, a decrease of $50,478 compared to the prior year.  This decrease is due to increased investment activity resulting in lower levels of cash and cash equivalents.  No other investment income was recorded during the years ended December 31, 2012 and 2011.

As of December 31, 2012, we had cash and cash equivalents of $8,934,036, compared to cash and cash equivalents of $39,606,512 as of December 31, 2011.  We invest our cash on hand in money market funds that invest primarily in U.S. Treasury securities, U.S. Government agency securities, and repurchase agreements fully-collateralized by such securities.  However, the investment income we generate from these money market funds is not expected to be significant.  During the year ended December 31, 2011, as our investments in four-week certificates of deposit matured, we invested the proceeds into our money market funds.  Accordingly, as of December 31, 2011, we no longer held any certificates of deposit classified as short-term investments.  Cash needed to fund our near-term operating expenses is held in a bank depository account.

Operating Expenses.  Operating expenses for the years ended December 31, 2012 and 2011 were $4,056,856 and $3,764,370, respectively, an increase of $292,486 compared to the prior year.  A summary of the items comprising the increase in our operating expenses for the year ended December 31, 2012 compared to the year ended December 31, 2011 is set forth in the table below.

	Year Ended
	December 31,	December 31,	Increase /
	2012	2011	(Decrease)
Operating Expenses
Base management fees	$1,533,808	$1,153,058	$380,750
Incentive fees	425,519	152,757	272,762
Administrative expenses allocated from investment adviser	633,997	450,019	183,978
Legal and professional fees	670,839	579,751	91,088
Directors' fees	160,000	130,289	29,711
Stock transfer agent fees	65,108	212,262	(147,154)
Printing and fulfillment expenses	112,491	185,536	(73,045)
Postage and delivery expenses	61,623	146,287	(84,664)
Stock issuance expenses	-	114,388	(114,388)
Travel and entertainment expenses	81,904	345,461	(263,557)
General and administrative expenses	311,567	294,562	17,005

Total Operating Expenses	$4,056,856	$3,764,370	$292,486

The increase of $380,750 in base management fees for the year ended December 31, 2012 compared to the year ended December 31, 2011 was the result of an increase in our gross assets on which the base management fee is calculated.  The increase in our gross assets was primarily the result of the net proceeds received during 2011 from the sale of common stock in our continuous public offering, which concluded on June 30, 2011.

The increase of $272,762 in incentive fees for the year ended December 31, 2012 compared to the year ended December 31, 2011 was the result of $1,845,390 in net unrealized appreciation and $282,203 of net realized capital gains on our portfolio company investments during the year ended December 31, 2012, compared to $763,784 of net unrealized appreciation on our portfolio company investments during the year ended December 31, 2011.  See “Investment Advisory and Administrative Services Agreement” below.

The increase of $183,978 in administrative expenses allocated from our investment adviser for the year ended December 31, 2012 compared to the year ended December 31, 2011 was primarily the result of the allocation to us of additional salary and benefit expenses associated with our management and administration.

The increase of $91,088 in legal and professional fees for the year ended December 31, 2012 compared to the year ended December 31, 2011 was primarily the result of:  (i) an increase in audit and tax fees of $106,941 associated with the increase in our portfolio company investments since December 31, 2011, (ii) an increase of $58,764 in fees paid to public relations firms associated with our focus on building and enhancing our stockholder communications, investor relations and brand marketing programs, (iii) an increase in valuation services fees of $16,815 associated with the increase in our portfolio company investments since December 31, 2011, and (iv) an increase of $8,483 in fees associated with our SEC filings.  The increase in legal and professional fees for the year ended December 31, 2012 was partially offset by:  (i) a $43,246 decrease in legal fees, (ii) a decrease of $39,805 in recruiting fees due to a one-time fee of $40,000 paid to a recruiting firm in connection with the hiring of our former Chief Financial Officer in November 2011, and (iii) a decrease in other consulting and professional fees of $16,864.

The increase of $29,711 in directors’ fees for the year ended December 31, 2012 compared to the year ended December 31, 2011 was the result of (i) an increase in the number of independent directors from three to four, and (ii) increases in annual fees paid to independent directors.

The decreases of:  (i) $147,154 in stock transfer agent fees, (ii) $84,664 in postage and delivery expenses, and (iii) $73,045 in printing and fulfillment expenses during the year ended December 31, 2012 compared to the year ended December 31, 2011 were primarily the result of higher transfer agent fees prior to the listing of our common stock on Nasdaq in December 2011 and increased printing and production volume and related mailing of investor and marketing materials during the year ended December 31, 2011 associated with our continuous public offering, which concluded on June 30, 2011.

The decrease of $114,388 in stock issuance expenses during the year ended December 31, 2012 compared to the year ended December 31, 2011 was the result of the conclusion of our continuous public offering on June 30, 2011.

The decrease of $263,557 in travel and entertainment expenses during the year ended December 31, 2012 compared to the year ended December 31, 2011 was primarily the result of increased travel and travel-related expenses related to the investor conferences and meetings during the year ended December 31, 2011 associated with our continuous public offering, which concluded on June 30, 2011.

The increase of $17,005 in general and administrative expenses during the year ended December 31, 2012 compared to the year ended December 31, 2011 was primarily the result of increases in database and information services subscription expenses, regulatory fees, and insurance expenses, partially offset by decreases in marketing and advertising expenses and bank service charges.

Net Investment Loss.  Net investment losses for the years ended December 31, 2012 and 2011 were $4,052,986 and $3,710,022, respectively.  The increase of $342,964 in net investment loss for the year ended December 31, 2012 compared to the year ended December 31, 2011 is attributable to an increase in our operating expenses of $292,486 and a decrease in our interest and dividend income of $50,478.

Basic and diluted net investment loss per common share was $0.44 for the year ended December 31, 2012 compared to basic and diluted net investment loss per common share of $0.54 for the year ended December 31, 2011.

Realized Gains (Losses) on Investments.  For the years ended December 31, 2012 and 2011, realized gains on investments totaled $282,203 and $0, respectively.  During the year ended December 31, 2012, we sold 65,000 shares of Solazyme’s common stock having an aggregate cost of $575,588, or $8.86 per share, for an aggregate sales price (net of commissions and selling expenses) of $979,219, or an average price per share of $15.06.  The shares of Solazyme’s common stock that we sold were specifically identified as the shares we acquired upon conversion of the Series D preferred stock at the time of the IPO.  Accordingly, we realized a long-term capital gain of $403,631 on our disposition of these Solazyme shares in the year ended December 31, 2012.  During the year ended December 31, 2012, we also sold 160,000 shares of NeoPhotonics common stock having an aggregate cost of $1,000,000, or $6.25 per share, for an aggregate sales price (net of commissions and selling expenses) of $878,572, or an average price per share of $5.49.  Accordingly, we realized a long-term capital loss of $121,428 on our disposition of these shares during the year ended December 31, 2012.  During the year ended December 31, 2011, we did not dispose of any of our investments in portfolio companies and, accordingly, we had no realized gains or losses during the year ended December 31, 2011.

Net Change in Unrealized Appreciation (Depreciation) on Investments.  For the year ended December 31, 2012 and 2011, the net change in unrealized appreciation (depreciation) on investments totaled $1,845,390 and $763,784, respectively.

The following table summarizes the cost and value of our portfolio company investments as of December 31, 2012 and December 31, 2011, and the change in unrealized appreciation (depreciation) on each individual portfolio company investment comprising the net change in unrealized appreciation (depreciation) on investments of $1,845,390 for the year ended December 31, 2012.

	December 31, 2012			December 31, 2011
							Change In
			Unrealized			Unrealized	Unrealized
			Appreciation			Appreciation	Appreciation
Portfolio Company	Cost	Value	(Depreciation)	Cost	Value	(Depreciation)	(Depreciation)

Private Portfolio Companies:
Livescribe, Inc.	$606,187	$-	$(606,187)	$550,881	$154,324	$(396,557)	$(209,630)
MBA Polymers, Inc.	2,000,000	1,730,000	(270,000)	2,000,000	2,000,000	-	(270,000)
BrightSource Energy, Inc.	2,897,131	2,657,125	(240,006)	2,500,006	2,500,006	-	(240,006)
Harvest Power, Inc.	2,499,999	3,540,000	1,040,001	2,499,999	2,499,999	-	1,040,001
Suniva, Inc.	2,500,007	1,280,000	(1,220,007)	2,500,007	2,500,007	-	(1,220,007)
Xtime, Inc.	3,000,000	4,442,878	1,442,878	3,000,000	3,009,156	9,156	1,433,722
Corsair Components, Inc.	4,000,080	5,600,000	1,599,920	4,000,080	5,610,000	1,609,920	(10,000)
Metabolon, Inc.	4,000,000	4,530,000	530,000	4,000,000	4,000,000	-	530,000
Kabam, Inc.	1,328,860	980,000	(348,860)	1,328,860	1,328,860	-	(348,860)
Tremor Video, Inc.	4,000,001	3,850,000	(150,001)	4,000,001	4,000,001	-	(150,001)
TrueCar, Inc.	2,999,996	2,680,000	(319,996)	2,999,996	2,999,996	-	(319,996)
Agilyx Corporation	4,000,000	3,650,000	(350,000)	4,000,000	4,000,000	-	(350,000)
Zoosk, Inc.	2,999,999	3,080,000	80,001	-	-	-	80,001
SilkRoad, Inc.	5,000,000	5,720,000	720,000	-	-	-	720,000
Glam Media, Inc.	4,999,999	5,170,000	170,001	-	-	-	170,001
Stoke, Inc.	3,500,000	3,040,000	(460,000)	-	-	-	(460,000)
Jumptap, Inc.	4,999,995	4,999,995	-	-	-	-	-

Publicly Traded Portfolio Companies:
NeoPhotonics Corporation	-	-	-	1,000,000	732,800	(267,200)	267,200
Solazyme, Inc.	1,505,162	1,162,706	(342,456)	1,553,250	1,938,831	385,581	(728,037)
LifeLock, Inc.	5,000,000	6,911,002	1,911,002	-	-	-	1,911,002

Total	$61,837,416	$65,023,706	$3,186,290	$35,933,080	$37,273,980	$1,340,900	$1,845,390

The net change in unrealized appreciation (depreciation) on our publicly traded portfolio company investments in NeoPhotonics and Solazyme during the year ended December 31, 2012 reflects the change in market prices for these portfolio companies, our disposition of NeoPhotonics, and a disposition of a portion of our position in Solazyme.  The net change in unrealized appreciation on our publicly traded portfolio company investment in LifeLock during the year ended December 31, 2012 reflects our investment in LifeLock’s preferred stock that was converted into common stock upon LifeLock’s IPO in October 2012, whose fair value as of December 31, 2012 included a discount for lack of marketability, which discount will be eliminated upon expiry of the lockup restriction in April 2013.  We will continue to be subject to market fluctuations in the prices LifeLock and our remaining investment in Solazyme.

The change in unrealized appreciation (depreciation) on certain of our private portfolio company investments during the year ended December 31, 2012 is primarily attributable to one or more of the following reasons:

●
A significant change in the portfolio company’s financial condition or operating performance compared to projections, and any significant changes to the portfolio company’s most recent projections relative to previous projections.

●
A reduction in our weighting of the precedent transaction value since such value may no longer represent the best indicator of fair value within a range of fair values developed from the various valuation approaches and methods used.  Precedent transactions may include the transaction in which we acquired our portfolio company interests, as well as subsequent transactions in the equity of the portfolio company, in which we may or may not have participated.  In assessing whether the precedent transaction continues to represent the best indicator, or an indicator, of fair value at valuation dates subsequent to the date of the precedent transaction, we typically will consider the recency of the precedent transaction, along with significant changes in the portfolio company’s business performance and financial condition and other significant events or conditions occurring subsequent to the date of the precedent transaction.

●
The establishment of a new precedent transaction value based on a more recent transaction involving the portfolio company’s equity securities, whether or not we participated in such transaction, taking into account the price, rights, preferences and limitations of the equity securities.

●	A change in the market multiples of the selected comparable public companies used to value a portfolio company.

●	An adjustment to the discount for lack of marketability due to a significant change in the time frame in which the portfolio company expects to pursue or complete an IPO or sale/merger.

A discussion of the net change in unrealized (depreciation) during the year ended December 31, 2012 for certain of our private portfolio company investments follows:

●
The depreciation in the fair value of our investment in Livescribe during the year ended December 31, 2012 was the result of a number of factors including Livescribe’s ongoing needs to raise capital to support its product development and business operations and our investment adviser’s decision not to invest in Livescribe’s convertible debt financing which resulted in the conversion of the Series C, C-1 and C-2 preferred stock we held into common stock at an unfavorable rate and the cancellation of the Series C and C-1 preferred stock warrants we held.  Following the foregoing conversion and cancellation, our investment in Livescribe’s common stock was subordinate in the capital structure to the preferred stock held by investors that participated in the convertible note financing and, accordingly, although Livescribe continues to operate its business as of December 31, 2012, we believe that the common stock has no value as of December 31, 2012 since any value will be attributed to preferred securities.

●
The depreciation in the fair value of our investment in BrightSource during the year ended December 31, 2012 was the result of the implied equity value of BrightSource derived from the initial closing of BrightSource’s Series 1 convertible preferred stock financing, the securities we received in connection with the conversion of the Series E preferred, our pro rata participation in the Series 1 convertible preferred stock financing, and other factors.

●
The appreciation in the fair value of our investment in Harvest Power during the year ended December 31, 2012 was primarily the result of Harvest Power’s equity value as implied by the Series C convertible preferred stock financing, which was initially closed in March 2012 with an additional closing in July 2012, and other factors.

●
The depreciation in the fair value of our investment in Suniva during the year ended December 31, 2012 was primarily the result of a deterioration in Suniva’s operating performance compared to projections, reductions in the most recent 2012 projections relative to previous projections, reductions in the relevant multiples of comparable companies since the date of our investment, and changes in Suniva’s financial condition during the year ended December 31, 2012.

●
The appreciation in the fair value of our investment in Xtime during the year ended December 31, 2012 was the result of a number of factors including Xtime’s equity value as implied by the terms of Xtime’s Series 2 convertible preferred stock financing (including the conversion the shares of Series F preferred stock we held for newly-created Series 1A convertible preferred stock and certain warrants to acquire additional shares of Xtime’s common stock for nominal consideration upon an IPO), which financing closed in October 2012.

●
The depreciation in the fair value of our investment in Stoke during the year ended December 31, 2012 was primarily the result of a delay in reaching critical sales milestones compared to projections and reductions in the most recent 2012 projections relative to previous projections.

●
The changes in the fair value of our investments in Metabolon, Kabam, TrueCar, Agilyx, and SilkRoad during the year ended December 31, 2012 were the result of reductions in our weightings of the precedent transaction value based on the length of time which has transpired since the closing of our investments, our increased weightings on values derived under the comparable public company and discounted cash flow methods, and other factors.

Upon disposition of any of our portfolio company investments, the value that is ultimately realized could be different from the value currently reflected in our financial statements, and this difference could be material.

Net Increase (Decrease) in Net Assets Resulting From Operations and Per Share Information.  The net decrease in our net assets resulting from operations for the year ended December 31, 2012 was $1,925,393, which included $282,203 in net realized gains and $1,845,390 in net unrealized appreciation on investments recorded during such period, compared to a net decrease in our net assets resulting from operations for the year ended December 31, 2011 of $2,946,238, which included $763,784 in net unrealized appreciation on investments recorded during such period.

Basic and diluted net decrease in net assets resulting from operations per common share was $0.21 for the year ended December 31, 2012, compared to basic and diluted net decrease in net assets resulting from operations per common share of $0.43 per common share for the year ended December 31, 2011.

Comparison of Years ended December 31, 2011 and 2010

Investment Income. For the years ended December 31, 2011 and 2010, we earned interest income from certificates of deposit and money market investments of $54,348 and $44,009, respectively.  During 2010, we also recorded other income of $10,000 representing a non-refundable due diligence fee received from a prospective portfolio company in December 2009, which was initially recorded as deferred income and was subsequently recognized as income when the proposed investment transaction failed to close in February 2010.  No other investment income was recorded during 2011 or 2010.

Operating Expenses.  Operating expenses for the years ended December 31, 2011 and 2010 were $3,764,370 and $2,031,002, respectively, an increase of $1,733,368 compared to the prior period.  A summary of the items comprising the increase in our operating expenses for 2011 compared to 2010 is set forth below:

	Year Ended
	December 31,	December 31,	Increase /
	2011	2010	(Decrease)
Operating Expenses
Base management fees	$1,153,058	$218,876	$934,182
Incentive fees	152,757	115,423	37,334
Administrative expenses allocated from investment adviser	450,019	404,633	45,386
Legal and professional fees	579,751	335,839	243,912
Directors' fees	130,289	108,000	22,289
Stock transfer agent fees	212,262	192,306	19,956
Printing and fulfillment expenses	185,536	108,192	77,344
Postage and delivery expenses	146,287	98,907	47,380
Stock issuance expenses	114,388	156,941	(42,553)
Travel and entertainment expenses	345,461	125,617	219,844
General and administrative expenses	294,562	166,268	128,294

Total Operating Expenses	$3,764,370	$2,031,002	$1,733,368

The increase of $934,182 in base management fees for 2011 compared to 2010 was the result of an increase in our gross assets on which the base management fee is calculated.  The increase in our gross assets in 2011 was primarily the result of the net proceeds received during 2011 from the sale of common stock in our continuous public offering, which concluded on June 30, 2011.

The increase of $37,334 in incentive fees for 2011 compared to 2010 was the result of the increase of $763,784 of net unrealized appreciation on our portfolio company investments that was recorded during 2011. See “Investment Advisory and Administrative Services Agreement” below.

The increase of $45,386 in administrative expenses allocated from our investment adviser for 2011 compared to 2010 was primarily the result of the allocation to us of additional expenses associated with management, coordination and administration of the investor outreach during the final six months of our continuous public offering which concluded June 30, 2011.

The increase of $243,912 in legal and professional fees for 2011 compared to 2010 was primarily the result of:  (i) an increase in audit and audit related expenses of $72,379 associated with the increase in our portfolio company investments in 2011 compared to 2010, (ii) an increase of $63,477 in fees paid to third-party valuation firms engaged to review preliminary portfolio company investment valuations prepared by the senior investment professionals of our investment adviser, based on our increased portfolio company investment activity in 2011 compared to 2010, (iii) an increase of $61,393 in fees paid to public relations firms associated with the listing of our common stock on Nasdaq, and (iv) a fee of $40,000 paid to a recruiting firm in connection with the hiring of our former Chief Financial Officer in November 2011.

The increases of:  (i) $19,956 in stock transfer agent fees, (ii) $77,344 in printing and fulfillment expenses, and (iii) $47,380 in postage and delivery expenses during 2011 compared to 2010 were primarily the result of an increase in the printing and production volume and related mailing of investor and marketing materials associated with the final six months our continuous public offering which concluded on June 30, 2011.

The increase of $219,844 in travel and entertainment expenses for 2011 compared to 2010 was primarily the result of an increase in travel and travel-related expenses related to investor conferences and meetings during the final six months of our continuous public offering which concluded June 30, 2011.

The increase of $128,294 in general and administrative expenses for 2011 compared to 2010 was primarily the result of an increase in expenses associated with press releases, brand marketing,  and web site improvements and online search optimization.

Net Investment Loss. Net investment loss for the years ended December 31, 2011 and 2010 were $3,710,022 and $1,976,993, respectively.  The increase of $1,733,029 in net investment loss for 2011 compared to 2010 is primarily attributable to an increase in our operating expenses of $1,733,368, as discussed above.

Basic and diluted net investment loss per common share was $0.54 for the year ended December 31, 2011, compared to basic and diluted net investment loss per common share of $1.43 for the year ended December 31, 2010.

Net Change in Unrealized Appreciation (Depreciation) on Investments.  For the years ended December 31, 2011 and 2010, the net change in unrealized appreciation (depreciation) on investments totaled $763,784 and $577,116, respectively.  The following table summarizes the cost and value of our portfolio company investments as of December 31, 2011 and 2010, and the change in unrealized appreciation (depreciation) on each individual portfolio company investment comprising the net change in unrealized appreciation on investments of $763,784 for the year ended December 31, 2011.

	December 31, 2011			December 31, 2010
							Change In
			Unrealized			Unrealized	Unrealized
			Appreciation			Appreciation	Appreciation
Portfolio Company	Cost	Value	(Depreciation)	Cost	Value	(Depreciation)	(Depreciation)

Private Portfolio Companies:
Livescribe, Inc.	$550,881	$154,324	$(396,557)	$500,500	$527,616	$27,116	$(423,673)
MBA Polymers, Inc.	2,000,000	2,000,000	-	1,100,000	1,100,000	-	-
BrightSource Energy, Inc.	2,500,006	2,500,006	-	-	-	-	-
Harvest Power, Inc.	2,499,999	2,499,999	-	-	-	-	-
Suniva, Inc.	2,500,007	2,500,007	-	-	-	-	-
Xtime, Inc.	3,000,000	3,009,156	9,156	-	-	-	9,156
Corsair Components, Inc.	4,000,080	5,610,000	1,609,920	-	-	-	1,609,920
Metabolon, Inc.	4,000,000	4,000,000	-	-	-	-	-
Kabam, Inc.	1,328,860	1,328,860	-	-	-	-	-
Tremor Video, Inc.	4,000,001	4,000,001	-	-	-	-	-
TrueCar, Inc.	2,999,996	2,999,996	-	-	-	-	-
Agylix Corporation	4,000,000	4,000,000	-	-	-	-	-
							-
Publicly Traded Portfolio Companies:							-
NeoPhotonics Corporation (1)	1,000,000	732,800	(267,200)	1,000,000	1,550,000	550,000	(817,200)
Solazyme, Inc. (1)	1,553,250	1,938,831	385,581	999,991	999,991	-	385,581

Total	$35,933,080	$37,273,980	$1,340,900	$3,600,491	$4,177,607	$577,116	$763,784

(1)   NeoPhotonics and Solazyme were considered private portfolio companies as of December 31, 2010 as NeoPhotonics and Solazyme did not complete their initial public offerings until February 2, 2011 and May 27, 2011, respectively.

The net change in unrealized appreciation (depreciation) on our publicly traded portfolio company investments in NeoPhotonics and Solazyme during 2011 reflects the change in market prices for these portfolio companies, and we will continue to be subject to market fluctuations in the prices of our publicly traded securities.  The increase in the unrealized depreciation on our investment in Livescribe during 2011 was primarily the result of the deterioration in Livescribe’s operating performance compared to projections, its reduction in available cash and working capital resources, and its decline in net book value, supported by the then pending Series C-2 convertible preferred stock round being funded by existing investors at a lower valuation than the Series C and C-1 rounds.  The increase in the unrealized appreciation on our investment in Corsair during 2011 was primarily the result of an increase in the relevant multiples for comparable public companies, Corsair’s operating performance compared to projections, recent prices for the redemption of common stock from certain current and former management, and other supporting factors.

During the years ended December 31, 2011 and 2010, we did not dispose of any of our investments in portfolio companies.  As a result, we did not generate any net realized gains or losses from our portfolio company investment activity during 2011 or 2010.  Upon disposition of any of our portfolio company investments, the value that is ultimately realized could be different from the value currently reflected in our financial statements, and this difference could be material.

Net Decrease in Net Assets Resulting From Operations and Per Share Information.  The net decrease in our net assets resulting from operations for the year ended December 31, 2011 was $2,946,238, which included $763,784 in net unrealized appreciation on investments recorded during such period, compared to a net decrease in our net assets resulting from operations for the year ended December 31, 2010 of $1,399,877, which included $577,116 in net unrealized appreciation on investments recorded during such period.

Basic and diluted net decrease in net assets per common share was $0.43 for the year ended December 31, 2011, compared to basic and diluted net decrease in net assets per common share of $1.01 per common share for the year ended December 31, 2010.

Financial Condition, Liquidity and Capital Resources

As of September 30, 2013, we had cash and cash equivalents of $10.4 million, or $1.18 per share, compared to cash and cash equivalents of $8.9 million as of December 31, 2012.  The increase in cash and cash equivalents during the nine months ended September 30, 2013 was primarily the result of:  (i) the net proceeds of $14.9 million from our disposition of three portfolio companies, offset by (ii) our operating expenses of $2.8 million (net of the increase in our accrued incentives fees and the expenses related to our withdrawn registration statement during the period), (iii) the payment of the June and September 2013 dividends in the amount of $4.3 million, (iv) the $2.2 million used to repurchase shares of our own stock under our stock repurchase program, and (v) our investments in new and existing portfolio companies totaling $4.1 million.

We primarily invest our cash on hand in money market funds that invest primarily in U.S. Treasury securities, U.S. Government agency securities, and repurchase agreements fully-collateralized by such securities.  The investment income we generate from these money market funds is not expected to be significant.  Cash needed to fund our near-term operating expenses is held in a bank depository account.

We are actively seeking new investment opportunities at this time, however, as of September 30, 2013, we had limited capital available for additional portfolio company investments unless we are able to raise additional capital or we have realizations on our existing investments.  While we expect to generate cash in 2014 from the disposition of our portfolio company positions, there are a number of factors that could affect the timing of these cash inflows, including:  (i) uncertainty regarding the equity markets in general, and the IPO market specifically, which could cause delays in the completion of IPOs by our private portfolio companies, (ii) our inability to sell our positions in our publicly traded portfolio companies until expiration of the 180-day post-IPO lockup restrictions, (iii) our decision to delay the disposition of our public company positions in an effort to maximize our net proceeds, and (iv) our intention to continue to return to our stockholders any net realized gains through periodic distributions.

It is our policy to retain approximately $10 million in cash and cash equivalents to fund our future operating expenses, although the amount we actually retain may vary depending on our operating expenses and the timing of our expected purchases and dispositions of portfolio company investments.  We currently expect to have a portfolio of approximately 20 companies, taking into account our current portfolio composition and our current capital base.  Based on our current capital base, the targeted size of our investments in new portfolio companies will be approximately $3 million, but we may invest more or less than this amount depending on the circumstances.  We do not expect our $3 million targeted investment size to increase unless we are able to raise additional capital.  It is also possible our targeted investment size may decrease over time if we are unable to raise additional capital due to a number of factors, including a reduction in our net assets due to our continuing operating expenses, and the expected payment of our net realized gains to our stockholders as dividends.  If our targeted investment size decreases, the number and types of opportunities in which we may be allowed to participate are likely to decline, and we may be unable to invest in opportunities that otherwise meet our investment criteria. As of September 30, 2013, we believe we have available capital to make one additional investment in a new portfolio company at our targeted investment size of $3 million.

As of September 30, 2013, we had no indebtedness and total accounts payable and accrued expenses of $2,460,011, including amounts owed to our investment adviser.  As of September 30, 2013, amounts owed to our investment adviser consisted of $116,242 of base management fees, $52,880 of administrative expenses, and $2,230,880 of accrued incentive fees related to net unrealized appreciation and cumulative net realized gain on our investments as of September 30, 2013.  However, pursuant to the Investment Advisory and Administrative Services Agreement, as of September 30, 2013, our investment adviser would not be entitled to payment of an incentive fee until after we have achieved cumulative net realized gains on our investments in excess of $7,563,325, which represents the sum of each portfolio company investment with unrealized depreciation as of September 30, 2013.  As of September 30, 2013, we had $4,682,381 of cumulative net realized gains, resulting from the disposition of our positions in NeoPhotonics, Solazyme, LifeLock and Corsair.  See “Investment Advisory and Administrative Services Agreement” below.

As of December 31, 2012, we had no indebtedness and total accounts payable and accrued expenses of $972,137, including amounts owed to our investment adviser.  As of December 31, 2012, amounts owed to our investment adviser consisted of $128,746 of base management fees, $51,396 of administrative expenses, and $693,699 of accrued incentive fees related to net unrealized appreciation and cumulative net realized gain on our investments as of December 31, 2012.

Because the portfolio company securities that we have acquired are typically illiquid until an IPO or sale/merger of the company, we generally cannot predict the regularity and time periods between dispositions of our portfolio company investments and the realizations of capital gains, if any, from such dispositions.  Dispositions of our portfolio company investments are discretionary and based on the business judgment of our investment adviser.  If we are successful in disposing of a portfolio company investment, we intend to reinvest the principal amount of our investment in additional portfolio company opportunities, with any gain that we may realize being distributed to our stockholders consistent with our distribution policy.  See “—Distributions” above.

As a business development company, we need the ability to raise additional capital for investment purposes on an ongoing basis. Since our Board of Directors currently intends to continue to distribute our net realized gains to our stockholders in accordance with our distribution policy, we expect to undertake a series of equity or debt financings to increase our capital base to allow us to make additional portfolio company investments.  Accordingly, we expect to access the capital markets from time to time in the future to raise cash to fund additional investments.  We intend to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with our investment objective.

Except for a rights offering, we are not generally able to issue and sell our common stock at a price below net asset value per share.  We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of the Company and our stockholders have approved such sale.  If our Board of Directors determines that a sale of common stock at a price below the current net asset value is in the best interests of the Company and our stockholders, our Board may consider a rights offering or it may seek approval from our stockholders for the authority to sell shares of our common stock below net asset value.

We may also borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  We do not currently anticipate issuing any preferred stock, although we could do so if our Board of Directors determines that is was in our best interest and the best interests of our stockholders. The costs associated with any borrowing or preferred stock issuance will be indirectly borne by our common stockholders.

We are currently projecting operating expenses (excluding base management fees, incentive fees, and registration and offering-related costs) for 2013 of about $2.0 to $2.5 million based on our current capital base, which includes $250,000 projected for our investor relations program and corporate branding campaign initiatives during the second half of 2013.  While we expect to continue our focus on an investor relations program and corporate branding campaign designed to increase interest in the Company and an active trading market for our shares in an effort to eliminate the current discount between our stock price and our net asset value, we are continuing to carefully examine our operating expenses for potential reductions in light of our current capital base.  However, we believe there are limited opportunities for further operating cost reductions.  Accordingly, our operating expenses at our current capital level will continue to impact our returns to stockholders.  To the extent we are able to raise additional capital, our operating expenses should be a lesser percentage burden on the return to our stockholders.

We are currently operating at sub-scale based on our existing capital base.  We also believe our investment adviser, with eight employees currently responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments, has the appropriate resources and infrastructure in place to cost effectively scale our operations.  While the base management fee payable to our investment adviser will increase if we increase our total assets, we must also bear certain fixed expenses, such as certain administrative, governance, regulatory  and compliance costs that do not generally vary based on our size.  Further, as a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC, that do not generally vary based on our total assets.  On a per share basis, these fixed expenses will be reduced when supported by a larger capital base.

If we are able to increase our capital base through a series of financings, we expect that our operating expenses (excluding base management fees, incentive fees, and registration and offering-related costs) will increase at a rate of not more than 50% of the percentage increase in our capital base.  Accordingly, based on our current level of assets and any proceeds we raise from future equity offerings, we would expect our annualized operating expense ratio to decline as we raise more capital since the rate of increase in total operating expenses (including base management fees) should be less than the rate of increase in our net assets as a result of an equity offering.  However, if we are unable to complete a series of financings to increase our capital base, we expect that our net assets will decline as a result of our operating expenses which, in turn, will increase our operating expense ratio.

Investment Advisory and Administrative Services Agreement

We have entered into an Investment Advisory and Administrative Services Agreement, pursuant to which Keating Investments has agreed to serve as our investment adviser and to furnish us with certain administrative services necessary to conduct our day-to-day operations.  This agreement is terminable by either party upon proper notice.  We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components:  (i) a base management fee, and (ii) an incentive fee.  We also reimburse Keating Investments for our allocable portion of overhead and other administrative expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including an allocable portion of the compensation of our Chief Financial Officer/Chief Compliance Officer, and their respective staff.  See “Investment Advisory and Administrative Services Agreement” below.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of our gross assets.  The Base Fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter.  We recorded Base Fees of $358,247 and $383,061 for the three months ended September 30, 2013 and 2012, respectively, and Base Fees of $1,093,678 and $1,151,127 for the nine months ended September 30, 2013 and 2012, respectively.  As of September 30, 2013 and December 31, 2012, Base Fees payable to the investment adviser were $116,242 and $128,746, respectively.

The incentive fee is payable in arrears as of the end of each calendar year and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.  For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for our investments and include both long-term (held more than 12 months) and short-term holdings.

Mathematically, the formula for computing the annual incentive fee payable to our adviser can be written as:

During the three months ended September 30, 2013, we recorded incentive fee expense of $1,018,842 resulting from an increase in net unrealized appreciation on our portfolio company investments of $5,094,208 during such period.  During the nine months ended September 30, 2013, we recorded incentive fee expense of $1,537,181 resulting from:  (i) an increase in net unrealized appreciation on our portfolio company investments of $3,285,728 during such period, and (ii) an increase in our cumulative net realized gains of $4,400,178 during such period.

As of September 30, 2013, accrued incentive fees payable to the investment adviser were $2,230,880.  However, as of September 30, 2013, no incentive fees related to our cumulative net realized gains of $4,682,381 would be payable to the investment adviser since the total unrealized depreciation (or write-downs) of $7,563,325 exceeds our cumulative net realized gains.   Accordingly, our investment adviser will not be paid an incentive fee, despite the accrual of incentive fees in our financial statements under generally accepted accounting principles, until our cumulative net realized gains exceed our total unrealized depreciation (or write-downs) and, in such case, the incentive fee would only be paid on the amount of the cumulative net realized gains in excess of our total unrealized depreciation (or write-downs).

We reimburse the investment adviser for the allocable portion of overhead and other expenses incurred by the investment adviser in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the allocable portion of compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.  Our expense allocation ratio is not fixed, and is therefore subject to fluctuation from period to period.  In particular, the allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of us and Keating Investments, respectively.  Beginning February 20, 2013, the Chief Financial Officer and Chief Compliance Officer positions have been held by a single individual.  Allocated administrative expenses are payable to the investment adviser monthly in arrears.  We recorded allocated administrative expenses of $158,400 and $157,372 for the three months ended September 30, 2013 and 2012, respectively, and allocated administrative expenses of $495,164 and $476,645 for the nine months ended September 30, 2013 and 2012, respectively.  As of September 30, 2013 and December 31, 2012, allocated administrative expenses payable to the investment adviser were $52,880 and $51,396, respectively.

Commitments and Contingencies

In the normal course of business, we may enter into investment agreements under which we commit to make an investment in a portfolio company at some future date or over a specified period of time.

We maintain a directors and officers insurance policy for non-indemnifiable claims covering us and our officers and directors.  We have also agreed to indemnify our directors and officers to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Under the Investment Advisory and Administrative Services Agreement, absent the willful misfeasance, bad faith or gross negligence of our investment adviser or the investment adviser’s reckless disregard of its duties and obligations, we have agreed to indemnify our investment adviser (including its officers, managers, agents, employees and members) for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of our investment adviser’s performance of its duties and obligations under the Investment Advisory and Administrative Services Agreement or otherwise as our investment adviser, except to the extent specified in the 1940 Act.

As of September 30, 2013, we and our officers and directors are not a party to any material legal proceedings.  However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.

Recent Developments

On October 10, 2013, we purchased $58,627 of convertible notes of BrightSource under a third and final drawdown of $10 million under a $35 million credit facility with existing investors.  Immediately after the third drawdown, we exchanged 58,620 shares of Series 1A preferred stock for 3,908 shares of Series 1 preferred stock.  We also received 2,408 shares of Series 1 preferred stock in the third drawdown as consideration for our purchase of convertible notes in excess of our pro rata amount.

On October 24, 2013, our Board of Directors discontinued the stock repurchase program in order to make additional capital available for potential new investment opportunities.  From October 1, 2013 through the date of the discontinuation of this program on October 24, 2013, no repurchases were made under our stock repurchase program.

Off-Balance Sheet Arrangements

As of September 30, 2013, we had no off-balance sheet arrangements.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported.  Actual results could materially differ from those estimates.  We have identified the following items as critical accounting policies.

Interest and Dividend Income

Interest income from certificates of deposit and other short-term investments is recorded on an accrual basis to the extent such amounts are expected to be collected, and accrued interest income is evaluated periodically for collectability.  PIK interest represents contractually deferred interest computed at a contractual rate specified in the loan agreement.  PIK interest may be prepaid by either contract or the portfolio company’s election, but generally is paid at the end of the loan term.  PIK interest is added to the principal balance of the loan, and is generally recorded as interest income on an accrual basis to the extent such PIK interest is expected to be collected.

When one of our loans becomes more than 90 days past due, or if we otherwise do not expect the portfolio company to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and generally will cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.  If the fair value of a loan is below cost, we may cease recognizing PIK interest on the debt investment until such time that the fair value equals or exceeds cost.

Valuation of Portfolio Company Investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation.  Value, as defined in Section 2(a)(41) of the 1940 Act, is:  (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors.  The 1940 Act requires periodic valuation of each portfolio investment to determine our net asset value.  Under the 1940 Act, unrestricted securities with readily available market quotations in an active market are valued at the closing market price on the valuation date; all other assets must be valued at fair value as determined in good faith by or under the direction of our Board of Directors.

Given the nature of investing in the securities of private companies, our investments generally will not have readily available market quotations.  Generally, our equity investments in publicly traded companies in which the lockup restriction has expired are valued at the closing market price on the valuation date.  However, equity investments in publicly traded portfolio companies which remain subject to lockup restrictions are valued in good faith by our Board of Directors based on a discount to the most recently available closing market prices.  Our equity investments in private companies will not generally have readily available market quotations and, as such, are valued at fair value as determined in good faith by or under the direction of our Board of Directors.  As of September 30, 2013 and December 31, 2012, 85.5% and 85.9%, respectively, of our gross assets represented investments in portfolio companies valued at fair value by our Board of Directors.

Accounting Standards Codification Topic 820, “Fair Value Measurement and Disclosures,” (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).  In accordance with ASC 820, the Company uses a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

●	Level 1: Observable inputs such as unadjusted quoted prices in active markets;

●	Level 2: Includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

●	Level 3: Unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

We make investments in later stage, typically venture capital-backed, private, pre-IPO companies.  We focus on acquiring equity securities that are typically the portfolio company’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the portfolio company typically has only common stock outstanding.  We may also invest in convertible debt securities, such as convertible bridge notes, issued by a portfolio company typically seeking to raise capital to fund their operations until an IPO, sale/merger or next equity financing event. We generally intend to hold these convertible debt securities, or equity-linked securities, for the purpose of conversion into equity at a future date.

Given the nature of investing in the securities of private companies, our investments are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and until such time as these securities are no longer subject to any post-IPO lockup restrictions.  As such, we value all of our investments, other than unrestricted securities in publicly traded portfolio companies, at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act.

Determination of fair values involves subjective judgments and estimates.  Accordingly, this critical accounting policy expresses the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.  We generally have agreements with our portfolio companies to receive financial and other information with respect to our private portfolio companies on a quarterly basis.  However, for our quarterly fair value determinations, we typically will only have access to a portfolio company’s actual financial results as of or for the quarter end which precedes the quarter end for which our fair value determination relates.  In addition, we typically only receive updated financial projections for a portfolio company on an annual basis.  Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material. Changes in valuation of these equity securities are recorded in our Statement of Operations as “Net change in unrealized appreciation (depreciation) on investments.”  In addition, the net changes in unrealized appreciation (depreciation) on investments that we record each period will affect the amount of any accrued incentive fees payable to the investment adviser.  Changes in valuation of any of our investments in privately held companies from one period to another may be volatile.

As of September 30, 2013, all of our investments in portfolio companies were determined to be Level 3 assets.  Our investment in Tremor Video, our only publicly traded portfolio company, will continue to be a Level 3 asset until the expiration of a 180-day lockup provision in late December 2013.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make.  We are required to specifically value each individual investment on a quarterly basis.

With respect to investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

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Our quarterly valuation process begins with each portfolio company investment being initially valued by the senior investment professionals of Keating Investments, our investment adviser, responsible for the portfolio investment.

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The Chairman of our Valuation Committee, in consultation with management, will determine each calendar quarter which investments, if any, in our portfolio for which market quotations are not readily available will be reviewed by a third-party valuation firm.  The selection of a private portfolio company for periodic valuation review will be made in view of all facts and circumstances.  However, there is no requirement that a particular portfolio company have its valuation reviewed by a third-party valuation firm in any specified time interval.

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Our Valuation Committee reviews the preliminary valuations, and our investment adviser and the third-party valuation firm respond and supplement the preliminary valuation to reflect any comments provided by our Valuation Committee.

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Our Board of Directors discusses the valuations and determines, in good faith, the fair value of each investment in our portfolio for which market quotations are not readily available based on the input of our investment adviser, the third-party valuation firm, and our Valuation Committee.

We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments.  The Valuation Committee and our Board of Directors will evaluate the impact of such additional information, and factor it into their consideration of fair value.  We have previously engaged third-party valuation firms to conduct periodic valuation reviews of certain of our portfolio investments that are not publicly traded.  The selection of private portfolio companies for periodic valuation reviews is made in accordance with our valuation policy.  For the June 30, 2013 valuation of our portfolio investments that are not publicly traded, no third-party valuation firm reviews were conducted.

Equity Investments.  Our equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as Level 1 assets.  However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount for lack of marketability to the most recently available closing market prices and, accordingly, are classified as Level 3 assets.  We generally apply a 10% discount for lack of marketability to positions where a portfolio company has completed an IPO, but where we are still subject to a customary 180-day lockup provision.

The fair values of our equity investments for which market quotations are not readily available (including investments in convertible preferred stock) are determined based on various factors and are classified as Level 3 assets.  To determine the fair value of a portfolio company for which market quotations are not readily available, we may analyze the portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors.  We may also consider other events, including the transaction in which we acquired our securities, subsequent equity issuances by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an IPO by the portfolio company.  In addition, we may consider the trends of the portfolio company’s basic financial metrics from the time of our original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value.  The fair values of our portfolio company securities are generally discounted for lack of marketability or when the securities are illiquid, such as when there are restrictions on resale or the lack of an established trading market which will generally be the case for pre-IPO companies, as well as during any lockup period to which we are subject with respect to public companies in our portfolio.

In determining the fair value of our equity investments in a portfolio company for which market quotations are not readily available, our valuation analysis typically includes the following:

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First, we generally derive a marketable equity value for the portfolio company based on our weighting of:  (i) the value derived using market multiples of selected comparable public companies or comparable transactions under the market approach, and/or (ii) the value determined by applying a discount rate to the portfolio company’s future cash flows and terminal exit values under the discounted cash flow, or income, approach.  As part of this analysis, we use certain valuation metrics such as revenue, EBITDA or net income to derive a marketable equity value under the market and income approaches.  Since our pre-IPO portfolio companies tend to be higher growth companies without significant current or projected EBITDA or net income, most of our private companies are valued based on current and future revenue.

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Second, after deriving appropriate values using the market approach and/or income approaches, we consider the appropriate weightings, if any, that should be applied to each of these derived values to derive a marketable equity value for the portfolio company.

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Third, after deriving a marketable equity value of the portfolio company, we then value the equity securities we hold in the portfolio company based on the precedent transaction value, if applicable, and certain exit scenarios such as an IPO, sale/merger or liquidation.  In assessing whether the precedent transaction continues to represent the best indicator, or an indicator, of fair value at valuation dates subsequent to the date of the precedent transaction, we typically will consider the recency of the precedent transaction, along with any significant changes in the portfolio company’s business performance and financial condition and other significant events or conditions occurring subsequent to the date of the precedent transaction.  The value of our equity interests under the IPO and sale/merger scenarios is derived using the concluded marketable equity value of the portfolio company.  We will also use a cost, or liquidation, approach to value our equity securities in a portfolio company where recent performance or the uncertainty of obtaining additional financing may indicate the portfolio company’s inability to continue as a going concern.  In determining the value of our equity securities in a portfolio company, we consider the rights, preferences and limitations of such securities we hold, including whether the securities have any structural protections as discussed above.

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Fourth, to the extent the value of our equity securities in a portfolio company is derived based on an IPO or sale/merger event, we will generally apply a discount for lack of marketability (“DLOM”) to the marketable value of our equity securities based on the time frame in which the portfolio company expects to pursue or complete an IPO or sale/merger.  After applying a DLOM, the resultant IPO and sale/merger values are valued on a non-marketable basis.

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Lastly, we consider the appropriate weightings, if any, that should be applied to each of these derived non-marketable values (IPO, sale/merger, liquidation, or precedent transaction value) to derive the fair value of our private equity securities on a non-marketable basis.

In cases where a portfolio company completes a subsequent financing with different rights and/or preferences than the equity securities we hold, or where we own common stock in a portfolio company with preferred stock outstanding, or where a merger or acquisition event involving a portfolio company has been completed or is pending, we may also consider using option pricing models and/or a backsolve approach to derive the transaction value or marketable equity value, as the case may be.

The fair value of common and preferred stock warrants is generally determined by using option pricing models, such as the Black-Scholes model or, in cases of certain warrants where the Company’s ability to exercise may be contingent or be subject to certain metrics, a Monte Carlo simulation.

Debt Investments.  Given the nature of our investments in convertible debt investments, principally convertible bridge notes, issued by venture capital-backed portfolio companies, these investments are Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.  Since we invest in convertible bridge notes for the primary purpose of potential conversion into equity at a future date, the fair value of our convertible debt investments for which market quotations are not available is determined on an as-converted to equity basis using the same factors we use to value our equity investments (including convertible preferred stock), as discussed above.  In making a good faith determination of the value of our convertible debt investments, we generally start with the cost basis of the investment, which includes the value attributed to the original issue discount (“OID”), if any, and PIK interest which has been accreted to principal as earned.

If we determine that there is a low likelihood that our convertible debt investments will be converted into equity or repaid in connection with an IPO, sale/merger or next equity financing event, or will otherwise be held for cash payment at maturity, we apply a procedure that assumes a disposition of the investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept.  As part of this process, we will evaluate the creditworthiness of the portfolio company, its ability to meet its current debt obligations, the collateral (if any) for recoverability of the debt investment in the event of default, and whether the security lien, if any, is subordinated to senior lenders.  We will also use pricing of recently issued comparable debt securities, if available, to determine the baseline hypothetical market yield as of the measurement date. We consider each portfolio company’s credit rating, if any, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each debt investment as of the measurement date. The anticipated future cash flows from each debt investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, an assessment of the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.  If there is a significant deterioration of the credit-worthiness of a debtor, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on debt investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or if under the as-converted to equity premise when the value of a debt security were to be less than the amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or if under the as-converted to equity premise the value of a debt security were to be greater than the amortized cost.

When acquiring a debt instrument, we may receive warrants or other equity-related securities from the borrower in connection with the debt instrument. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received.  Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Valuation Analysis of Portfolio Companies Completing IPO or Sale.  The determination of the fair value of our private portfolio companies involves subjective judgments and estimates and is subject to inherent uncertainty.  Following an IPO, we value our public portfolio companies based on the market price of these companies, subject to a 10% discount for lack of marketability to positions where we are still subject to a customary 180-day lockup provision.  We have presented in the table below additional information on each of our portfolio companies that have completed an IPO (as well as Corsair which we disposed of as part of a sale transaction with a private equity firm) comparing the fair value determination we made in the quarter immediately prior to the IPO or sale/merger transaction with the derived value of our interest at the time of the IPO or sale/merger transaction.

Portfolio Company (IPO or Sale Transaction)	Investment Cost (Initial Investment Date)	Fair Value as of Quarter Ended Immediately Prior to IPO or Sale Transaction (Prior Quarter End)	Derived Value Based on IPO or Sale Transaction (IPO or Sale Transaction Date)	Prior Quarter End Fair Value as % of Derived Value at Time of IPO or Sale Transaction

NeoPhotonics Corporation	$1,000,000	$1,550,000	$1,760,000	88%
IPO	1/25/2010	12/31/2010	2/2/2011

Solazyme, Inc.1	999,991	999,991	2,032,686	49%
IPO	7/16/2010	3/31/2011	5/27/2011

LifeLock, Inc.	5,000,000	6,800,000	8,500,617	80%
IPO	3/14/2012	9/30/2012	10/2/2012

Corsair Components, Inc.	4,000,080	4,992,000	4,675,397	107%
Sale	7/6/2011	3/31/2013	5/2/2013

Tremor Video, Inc.	4,000,001	3,860,000	5,999,980	64%
IPO	9/6/2011	3/31/2013	6/26/2013

1Includes only our initial investment in Solazyme, Inc. Excludes open market purchases following Solazyme's IPO.

See “Note 2. Basis of Presentation; Summary of Significant Accounting Policies – Valuation of Investments” in the accompanying notes to our financial statements for additional information regarding quantitative information about our Level 3 fair value measurements as of September 30, 2013.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Keating Capital as defined in Section 2(a)(19) of the 1940 Act.  We refer to these individuals as our independent directors.  Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.  The responsibilities of each director includes, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements.  The Board of Directors maintains an Audit Committee, a Valuation Committee and a Nominating Committee, and may establish additional committees in the future.  Unless approved by our Board of Directors, we will not permit our executive officers or directors to serve as officers, directors or principals of entities that operate in the same or related line of business as we do, other than investment funds, if any, managed by our investment adviser and its affiliates.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Positions Held	Director Since	Expiration of Term
Independent Directors:
Brian P. Alleman (1) (2)	57	Director	2011	2014
J. Taylor Simonton (1)(2)	69	Director	2008	2014
Laurence W. Berger (1)(2)	70	Director	2011	2014

Interested Directors:
Timothy J. Keating	50	President, Chief Executive Officer and Chairman of the Board of Directors	2008	2014
Frederic M. Schweiger	53	Chief Financial Officer, Chief Operating Officer, Chief Compliance Officer, Treasurer, Secretary and Director	2011	2014
_______________

(1)	Member of the Audit Committee.
(2)	Member of the Valuation Committee.

The address for each director is c/o Keating Capital, Inc., 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Executive Officers who are not Directors

Information regarding our executive officer who is not a director is as follows:

Name	Age	Positions Held
Kyle L. Rogers	36	Chief Investment Officer

The address for our executive officer who is not a director is c/o Keating Capital, Inc., 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Biographical Information

Our Board of Directors has identified certain desired attributes for our directors.  Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management.  Each of the nominees has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of our stockholders as a whole.  Each of our directors has been selected such that the Board of Directors represents a diversity of backgrounds and experience.   Set forth below is biographical information of each of our directors, including a discussion of such person’s particular experience, qualifications, attributes or skills that lead us to conclude that such individual is qualified to serve as a director of the Company, in light of the Company's business and structure.

Independent Directors

Brian P. Alleman. Mr. Alleman is Chief Financial Officer of CarePilot USA LLC, a position he has held since October 1, 2013.  CarePilot USA LLC is an online healthcare marketplace, connecting consumers and healthcare providers.  Prior to joining CarePilot USA LLC, Mr. Alleman was the founder and President of MoSAT Systems, Inc., a company that designed and manufactured satellite antenna systems which has recently ceased operations.  Mr. Alleman is also the founder and Managing Director of Alleman & Associates LLC, a strategic financial and business operations advisory firm.  Since its inception in October 2009, Alleman & Associates has assisted companies in finance and operations, capital markets, M&A transactions, intellectual property matters, and other strategic business issues.  Mr. Alleman currently serves as the President and sole director of Spicy Pickle Franchising, Inc., a company which discontinued active business operations in February 2012 and whose common stock is quoted on the over-the-counter market under the symbol “SPKL.”  From October 2008 to November 2010, Mr. Alleman was the Chief Financial Officer (“CFO”) of Taeus Corporation, a privately-owned engineering-based intellectual property consulting firm, where he was also responsible for developing sales and marketing relationships with financial market participants.  Prior to founding Alleman & Associates, from August 2002 to September 2009, Mr. Alleman was a Partner with Tatum LLC, a professional services company specializing in providing outsourced CFO services to public and private enterprises.  In his capacity as a Partner at Tatum, Mr. Alleman served as CFO of Simtek Corporation, a Nasdaq-listed semiconductor company acquired by Cypress Semiconductor Corporation in September 2008; as CFO of Spectrum Mapping, a privately-held geospatial and aerial mapping firm; and as CFO of Polar Molecular Holding Corporation, a public company engaged in fuel additive development.  In addition, Mr. Alleman’s consultancy engagements at Tatum included advising several private and public companies on mergers and acquisitions, public company filings, capital structures and financing alternatives.  Mr. Alleman served as CFO of Centuri Corporation from June 1993 to June 2002 and as Vice President of Finance and CFO of Certified Holding Corporation from 1989 to 1993.  Prior to 1989, Mr. Alleman held audit positions at Arthur Young & Company and Arthur Andersen & Company and was a manager of financial reporting for The Dun & Bradstreet Corporation.  Mr. Alleman received a B.S. in Accounting from Seton Hall University in 1978.  Mr. Alleman became a Certified Public Accountant in the State of New Jersey in 1980 and continued as a Certified Public Accountant until 1999 when his license became inactive.

J. Taylor Simonton.  Mr. Simonton spent 35 years at PwC LLP, including 23 years as a partner in the firm’s Assurance Services, before retiring in 2001.  Mr. Simonton was a partner for seven years in PwC’s National Professional Services Group, which handles the firm’s auditing and accounting standards, SEC, corporate governance, risk management and quality matters.  In October 2008, he was elected an independent director and chair of the Audit Committee of Zynex, Inc. (OTCBB: ZYXI.OB), a company that primarily engineers, manufactures, markets and sells its own design of electrotherapy medical devices used for pain management and rehabilitation.  Mr. Simonton served as a director from September 2005 to May 2013 of Red Robin Gourmet Burgers, Inc. (NasdaqGS: RRGB), a casual dining restaurant chain operator serving high quality gourmet burgers where he was a member of the Audit Committee, of which he was chair from October 2005 until June 2009, and a member of the Nominating and Governance Committee.   From January 2003 to February 2007, he also served as a director and the chair of the Audit Committee of Fischer Imaging Corporation, a public company that designed, manufactured and marketed medical imaging systems.  Mr. Simonton is a Director, Past Chair and Past President of the Colorado Chapter of the National Association of Corporate Directors (NACD) and is a NACD Board Leadership Fellow.  Mr. Simonton received a B.S. in Accounting from the University of Tennessee in 1966 and is a Certified Public Accountant.

Lawrence W. Berger. Mr. Berger is a Senior Advisor with McKinsey & Company’s Asian Financial Institutions Group, serving as a business strategy consultant for banks and major financial institutions in East Asia for the past 16 years.  Mr. Berger’s consultancy engagements have included the development and implementation of investment strategies, capital markets strategies, organizational and corporate governance initiatives, loan rehabilitation and risk management, front-line sales improvement, growth and merger and acquisition strategy for central banks/monetary authorites, commercial banks, government agencies,  and several other types of institutions across the Asia-Pacific region.  Previously, Mr. Berger held senior management positions at Kidder, Peabody & Co. from January 1987 to December 1989 and Bank of America from July 1985 to December 1986, where he built and managed a number of financial services businesses.  From June 1968 to July 1985, Mr. Berger served as a Managing Director at J.P. Morgan, with a variety of management responsibilities at the bank’s New York, Tokyo and Seoul offices.  Mr. Berger completed his undergraduate studies at Claremont McKenna College, where he earned an honors degree in Political Science and International Relations, and earned a M.B.A. at the University of California Berkeley with a dual major in Corporate Finance and International Finance.

Interested Directors

Timothy J. Keating.  Mr. Keating has served as the President, Chief Executive Officer and Chairman of the Board of Directors of Keating Capital since its inception in 2008.  Mr. Keating also is the founder and principal of, and has served as the President, Managing Member and principal owner of, our investment adviser, Keating Investments, LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), since it was founded in 1997.  Mr. Keating has also served as a member of the Investment Committee of Keating Investments since 2008.  Mr. Keating previously served as the President of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a Financial Industry Regulatory Authority, Inc. (“FINRA”) registered broker-dealer, from August 1999 to August 2008.  Prior to founding Keating Investments, Mr. Keating was a proprietary arbitrage trader and also head of the European Equity Trading Department at Bear Stearns International Limited (London) from 1994 to 1997.  From 1990 to 1994, Mr. Keating founded and ran the European Equity Derivative Products Department for Nomura International Plc in London.  Mr. Keating began his career at Kidder, Peabody & Co., Inc. where he was active in the Financial Futures Department in both New York and London.  Mr. Keating is a 1985 cum laude graduate of Harvard College with an A.B. in economics.

Frederic M. Schweiger.  Mr. Schweiger has served as Chief Operating Officer, Chief Compliance Officer and Secretary of Keating Capital since September 2010 and was appointed to serve as the Chief Financial Officer and Treasurer of Keating Capital effective February 20, 2013.  Since March 2010, Mr. Schweiger has been a principal of and an investment professional at, and a member of the Investment Committee of, Keating Investments.  Mr. Schweiger became a member of Keating Investments in March 2010 and became the Chief Operating Officer of Keating Investments in April 2010.  Mr. Schweiger was appointed to serve as the Chief Financial Officer and Chief Compliance Officer of Keating Investments in February 2013 and September 2010, respectively.  From 1999 to March 2010, Mr. Schweiger had been the sole stockholder and President of Garisch Financial, Inc., a firm providing business and financial consulting services to private companies, including private operating companies interested in raising private or public financing as part of a going public strategy.  Mr. Schweiger was also a consultant to and registered representative of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments, from January 2004 through July 2006.  Prior to founding Garisch Financial, Inc., from 1993 to 1999, Mr. Schweiger served in various officer positions, including Executive Vice President, Chief Financial Officer and General Counsel, with Old World Industries, Inc., a privately-held automotive products and industrial chemicals manufacturer and marketer based in Northbrook, Illinois.  From 1991 through 1993, Mr. Schweiger was General Counsel and Chief Acquisition Officer for The Boucher Group, Inc., a multi-location automotive dealership group headquartered in Milwaukee, Wisconsin, where he was responsible for dealership acquisitions, corporate and legal matters.  Mr. Schweiger began his career as a corporate and mergers and acquisitions attorney.  Mr. Schweiger received a B.B.A. in Accounting from the University of Notre Dame, a J.D. degree from Marquette University and a Masters of Law in Taxation degree from New York University.

Executive Officers who are not Directors

Kyle L. Rogers.  Mr. Rogers has served as Chief Investment Officer of Keating Capital since September 2010, and previously served as Chief Operating Officer and Secretary of Keating Capital from its inception in 2008 until September 2010.  Mr. Rogers became the Chief Investment Officer of Keating Investments in April 2010.  Mr. Rogers was the Chief Operating Officer of Keating Investments from October 2001 to April 2010.  Mr. Rogers has also served as a member of the Investment Committee of Keating Investments since 2008.  In January 2006, Mr. Rogers became a member of Keating Investments.  Mr. Rogers also previously served as the Chief Compliance Officer of Keating Investments and Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2004 until January 2007.  Since joining Keating Investments, Mr. Rogers has been involved in evaluating, negotiating and structuring investments in micro- and small-cap companies, and assisting them in obtaining public company status.  Prior to joining Keating Investments, Mr. Rogers was a financial analyst in the Private Wealth Management and Fixed Income Currency & Commodities divisions at Goldman Sachs from July 1999 to September 2001.  Mr. Rogers is a CFA Charter holder.  Mr. Rogers is a 1999 graduate of Dartmouth College with a B.A. degree in government.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company.  Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board.  We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that our flexibility to select our Chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Keating serves as the chairman of our Board of Directors.  Mr. Keating is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the managing member of our investment adviser.  We believe that Mr. Keating’s history with the Company and extensive experience in the management of alternative investments qualifies him to serve as the Chairman of our Board of Directors.  Moreover, we believe that the Company is best served through its existing leadership structure with Mr. Keating as Chairman of our Board of Directors, as Mr. Keating’s relationship with our investment adviser provides an effective bridge between the Board of Directors and our investment adviser thus ensuring an open dialogue between the Board of Directors and our investment adviser and that both groups act with a common purpose.  Mr. Simonton currently serves as the lead independent director of our Board of Directors.  The lead independent director, among other things, chairs executive sessions of the four directors who are independent directors, serves as a spokesman for the independent directors, assists in establishing the agendas for our Board meetings, and serves as a liaison between the independent directors and our management.

The Board of Directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a lead independent director position to further strengthen the governance structure.  Our Board of Directors believes this provides an efficient and effective leadership model for the Company.  Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.   No single leadership model is right for all companies at all times.  Our Board of Directors recognizes that depending on the circumstances, other leadership models, such as a separate independent Chairman of the Board, might be appropriate.  We believe that Board leadership structures must be evaluated on a case by case basis and that our existing Board leadership structure is appropriate.  However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

Board’s Role in Risk Oversight

While risk management is primarily the responsibility of our management team, the Board is responsible for the overall supervision of the Company’s risk management activities.  The Board’s oversight of the material risks faced by the Company occurs at both the full Board level and at the committee level.  Our Board of Directors performs its risk oversight function primarily through: (a) its Audit Committee and Valuation Committee, which report to the entire Board of Directors; and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under the section entitled “Committees of the Board of Directors,” the audit committee (the “Audit Committee”) and the valuation committee (the “Valuation Committee”) assist the Board of Directors in fulfilling its risk oversight responsibilities.  The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and the audits of the Company’s financial statements.  The Valuation Committee’s risk oversight responsibilities include reviewing preliminary portfolio company valuations prepared by the Company’s investment adviser and making recommendations to our Board of Directors regarding the valuation of each investment in the Company’s portfolio other than unrestricted securities in publicly traded portfolio companies.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer.  Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by our Board of Directors, addresses at a minimum: (i) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board's role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company.  Specifically, as a business development company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations.  For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which Keating Investments or any of its affiliates currently has an investment.  In addition, during 2012, we satisfied the requirements to qualify as a regulated investment company (“RIC”) and intend to be treated as a RIC under Subchapter M of the Code for our 2013 taxable year.  As a RIC we must, among other things, meet certain income source and asset diversification requirements.

Management provides regular updates to the Board regarding the management of the risks they oversee at each regular meeting of the Board.  We believe that the Board’s role in risk oversight must be evaluated on a case by case basis and that our existing Board of Director’s role in risk oversight is appropriate.  However, we continually re-examine the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

Our Board of Directors has established the Audit Committee, the Valuation Committee and the Nominating Committee. During 2012, our Board of Directors held seven Board meetings, six Audit Committee meetings, four Valuation Committee meetings, and one Nominating Committee meeting.  All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served.  We require each director to make a diligent effort to attend all Board and committee meetings and each annual meeting of stockholders.  Our lead director,  Mr. Simonton, attended our 2012 annual meeting of stockholders.

The table below provides current membership and chairmanship information for each standing Board committee as of the date of this prospectus.

Name	Audit Committee	Valuation Committee	Nominating Committee

Timothy J. Keating	-	-	-

Frederic M. Schweiger	-	-	-

Brian P. Alleman	Member	Chairman	Member

Laurence W. Berger	Member	Member	Member

J. Taylor Simonton	Chairman	Member	Chairman

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  The charter sets forth the responsibilities of the Audit Committee.  The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm; evaluating the appointment, compensation and retention of our registered public accounting firm; receiving formal written statements from our independent registered public accounting firm regarding its independence, including a delineation of all relationships between it and the Company; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements.  In addition, the Audit Committee’s responsibilities include considering the effect on the Company of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm, any changes in service providers, such as the accountants, that could impact the Company's internal control over financial reporting, and any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that required special accounting activities, services or resources.  The Audit Committee is presently composed of three persons: Messrs. Simonton, Alleman and Berger.  Each member of the Audit Committee is considered independent under the rules promulgated by the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Simonton is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Messrs. Simonton, Alleman and Berger meet the current independence requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.  Mr. Simonton currently serves as Chairman of the Audit Committee.  The Audit Committee met on six occasions during 2012.

Valuation Committee

The Valuation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.keatingcapital.com  or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  The charter sets forth the responsibilities of the Valuation Committee.  The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments.  The Valuation Committee is responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market quotations are not readily available.  The Board of Directors and the Valuation Committee may utilize the services of third-party valuation firms to help determine the fair value of these securities. The Valuation Committee is presently composed of three persons: Messrs. Alleman, Berger and Simonton.  Although the Valuation Committee charter only requires that at least two members not be “interested persons,” our Board of Directors determined that the current composition of the Valuation Committee, composed of each of the Company’s non-interested directors is in the best interests of the Company and its stockholders based on the increase in the number of portfolio company investments made and currently held by us.  Mr. Alleman currently serves as Chairman of the Valuation Committee.  The Valuation Committee met on four occasions during 2012.

Nominating Committee

The Nominating Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  The charter sets forth the responsibilities of the Nominating Committee.  The Nominating Committee’s responsibilities include identifying individuals qualified to serve on the Board as directors and on committees of the Board, recommending that the Board select the Board nominees for the next annual meeting of shareholders, establishing procedures for evaluating the suitability of potential director nominees consistent with the criteria approved by the Board, reviewing the suitability for continued service as a director when his or her term expires and at such other times as the Nominating Committee deems necessary or appropriate, and recommending whether or not the director should be re-nominated, reviewing the membership of the Board and its committees and recommending changes, if any, to the Board to ensure that the number of independent directors serving on the Board satisfies the requirements of the Securities and Exchange Commission and the Nasdaq Capital Market, establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating Committee for consideration for nomination as a director, and recommending to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board, the Chairman of the Board and the Chief Executive Officer of the Company, and its standing committees.  The Nominating Committee is presently composed of three persons: Messrs. Alleman, Berger and Simonton.  Each member of the Nominating Committee is considered independent under the rules promulgated by the Nasdaq Stock Market. Mr. Simonton serves as Chairman of the Nominating Committee.  The Nominating Committee met on one occasion during 2012.

The Nominating Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past ten years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the Nominating Committee will generally consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;
•	the needs of the Company with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;
•	familiarity with national and international business matters;
•	experience with accounting rules and practices;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations and listing standards, if applicable.

The goal of the Nominating Committee is to assemble a Board of Directors that brings to the Company a diversity of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as they may deem are in the best interests of the Company and its stockholders.  The Nominating Committee and the Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective.  If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above.  Research may also be performed to identify qualified individuals.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole.  The Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees.  The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.

Our Bylaws allow nominations of individuals for election to our Board of Directors to be made by any stockholder of the Company who complies with the procedures set forth in our Bylaws.  For nominations to be considered, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  A stockholder who intends to nominate an individual for election to our Board of Directors at our 2014 annual meeting must submit the nomination in writing to the Company at its address in Greenwood Village, Colorado, and the Company must receive the nomination proposal no earlier than December 18, 2013, and no later than January 17, 2014, in order for the nomination to be considered.  As to each individual whom the stockholder proposes to nominate for election or reelection as a director, the following information must be provided:  (i) the name, age, business address and residence address of such individual, (ii) the class, series and number of any shares of stock of the Company that are beneficially owned by such individual and the date such shares were acquired and the investment intent of such acquisition, (iii) whether such stockholder believes any such individual is, or is not, an "interested person" of the Company, as defined in the 1940 Act and the rules promulgated thereunder, and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Company, to make such determination, and (iv) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of Directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Communication with the Board of Directors

Stockholders with questions about Keating Capital are encouraged to contact our Investor Relations department.  However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  We intend to disclose  any amendments to, or waivers from a required provision of, our corporate code of ethics in a current report on Form 8-K.

Indemnification

Under the Maryland General Corporation Law and pursuant to our amended and restated charter and bylaws, we may indemnify our officers and directors for various expenses and damages resulting from their acting in these capacities.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

We have entered into indemnification agreements with our directors and executive officers.  The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Maryland General Corporation Law and the 1940 Act, unless otherwise limited by our amended and restated charter and bylaws.  Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding.  The indemnification agreements also require us to procure liability insurance coverage for our officers and directors.  In addition, each indemnification agreement further provides that the applicable provisions of our amended and restated charter and bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

Under the Investment Advisory and Administrative Services Agreement, absent the willful misfeasance, bad faith or gross negligence of our investment adviser or the investment adviser’s reckless disregard of its duties and obligations, we have also agreed to indemnify our investment adviser (including its officers, managers, agents, employees and members) for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of our investment adviser’s performance of its duties and obligations under the Investment Advisory and Administrative Services Agreement or otherwise as our investment adviser, except to the extent specified in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We have entered into an Investment Advisory and Administrative Services Agreement, pursuant to which Keating Investments has agreed to serve as our investment adviser and to furnish us with certain administrative services necessary to conduct our day-to-day operations.  This agreement is terminable by either party upon proper notice.  We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components:  (i) a base management fee, and (ii) an incentive fee.  We also reimburse Keating Investments for our allocable portion of overhead and other administrative expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including an allocable portion of the compensation of our Chief Financial Officer/Chief Compliance Officer, and their respective staff.

Our officers do not receive any compensation directly from us.  However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

The compensation of our Chief Financial Officer and our Chief Compliance Officer is paid by Keating Investments, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to us.  For the years ended December 31, 2012, 2011 and 2010, we reimbursed Keating Investments $524,540, $352,389 and $297,910, respectively, for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments.  Our expense allocation ratio is not fixed, and is therefore subject to fluctuation from period to period.  In particular, the allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of us and Keating Investments, respectively.  Beginning February 20, 2013, the Chief Financial Officer and Chief Compliance Officer positions have been held by a single individual.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Timothy J. Keating	–	–	–
Frederic M. Schweiger	–	–	–

Independent Directors
J. Taylor Simonton	$50,000	–	$50,000
Andrew S. Miller(3)	$35,000	–	$35,000
Brian P. Alleman	$45,000	–	$45,000
Laurence W. Berger	$30,000	–	$30,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)
Mr. Miller resigned as a director of the Company effective June 10, 2013.  Mr. Miller’s resignation was a personal decision and was not the result of any disagreement with the Company on any matters relating to the Company's operations, policies or practices.

We currently pay our independent directors an annual fee of $25,000, payable quarterly in advance, covering any regular or special meetings of the Board and any committee thereof attended in person, any telephonic meeting of the Board or any committee thereof in which the director participated, and any non-meeting consultations with the Company’s management.  We also pay our lead independent director, as designated from time to time by our Board of Directors, an additional annual fee of $5,000, payable quarterly in advance.  Mr. Simonton is presently designated as our lead independent director.

We currently pay our independent director who serves as the Chairman of the Audit Committee an additional annual fee of $10,000, payable quarterly in advance.  Mr. Simonton is presently designated as Chairman of our Audit Committee.

We currently pay our independent director who serves as the Chairman of the Valuation Committee an additional annual fee of $10,000, payable quarterly in advance.  Mr. Alleman is presently designated as Chairman of our Valuation Committee.

Except as set forth above, the members of the Audit, Valuation and Nominating Committees do not receive any separate compensation for serving as a member of such committees.

We also reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.

Interested directors do not receive separate fees for their services as directors.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Employment Agreements

None of our executive officers or directors has employment agreements with us.  However, we have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments, our external investment adviser.  Under the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments manages our day-to-day operations and provides us with investment advisory services. Keating Investments’ services under the Investment Advisory and Administrative Services Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.  We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components — a base management fee and an incentive fee.  The cost of both the base management fee payable to Keating Investments and any incentive fees earned by Keating Investments are paid by us and ultimately be borne by our common stockholders.

PORTFOLIO MANAGEMENT

As our investment adviser, Keating Investments is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments. Keating Investments has established an investment committee (the “Investment Committee”) that must unanimously approve each new portfolio company investment that we make. Messrs. Keating, Rogers and Schweiger are the current members of the Investment Committee.  However, as the managing member of Keating Investments, Mr. Keating has sole control over the appointment and removal of the members of the Investment Committee.

Our investment adviser’s principals have extensive experience in taking companies public, advising micro- and small-cap companies on capital markets strategies, and developing investor relations programs.  Our investment adviser has managed our portfolio company investment activity since we made our first investment in January 2010.  Through our investment adviser’s experience in taking companies public, we believe the principals of our investment adviser possess valuable insights on the trends affecting the IPO market, factors that contribute to the completion of a successful IPO in the current market, key IPO pricing drivers, investor sentiment, and industries or sectors in and out of favor.  Our investment adviser is able to use this experience and insight as part of its disciplined approach to investment assessment and adjust valuation expectations and portfolio composition as IPO market trends are identified.

For more information regarding the business experience of Messrs. Keating, Rogers and Schweiger, see “Management” above.

Our officers are not employed by us and do not receive any compensation directly from us.  However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

Investment personnel.  Keating Investments’ investment personnel consist of its principals, Messrs. Keating, Rogers and Schweiger, one other investment professional dedicated to portfolio company origination, due diligence and financial analysis, and an investor relations director.  Keating Investments may also retain additional investment professionals in the future, based upon its needs.

Compensation. None of Keating Investments’ principals, investment professionals and other personnel receives any direct compensation from us in connection with the management of our portfolio. Messrs. Keating, Rogers and Schweiger, through their ownership interest in, or management positions with, Keating Investments, are entitled to a portion of any profits earned by Keating Investments, which includes any fees payable to Keating Investments under the terms of the Investment Advisory and Administrative Services Agreement, less expenses incurred by Keating Investments in performing its services under our Investment Advisory and Administrative Services Agreement. Keating Investments may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to Messrs. Keating, Rogers and Schweiger in addition to any ownership interests each of them may have, which may be reduced proportionately to reflect such payments.  The compensation paid by Keating Investments to its other investment professionals and other personnel may include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

The table below shows the dollar range of shares of our common stock beneficially owned as of the date of this prospectus by each member of Keating Investments’ Investment Committee, whom we consider to be our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Timothy J. Keating	$$500,001-$1,000,000
Kyle L. Rogers	$$10,001-$50,000
Frederic M. Schweiger	$$100,001-$500,000
_______________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)
The dollar range of equity securities beneficially owned by each member of Keating Investments’ Investment Committee, whom we consider to be our portfolio managers is based on the closing price of $7.15 per share of our common stock as of November 1, 2013.

(3)	The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2013, with respect to each of our portfolio company investments. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies upon request, which services would be ancillary to our investments.  We do not “control” any of our portfolio companies, as such term is defined in the 1940 Act, but we are considered an “affiliate” of one of our portfolio companies. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

			Shares /
Name and Address of			Warrants /	% of Class
Portfolio Company	Industry / Description	Type of Investment (2)	Principal	Held (1)	Cost	Value (2)

Non-Control/Non-Affiliate Investments

Livescribe, Inc.	Consumer Electronics	Common Stock	9,686	*	606,187	-
7677 Oakport Street, 12th Floor
Oakland, CA 94621

MBA Polymers, Inc.	Plastics Recycling	Series G Convertible Preferred Stock	2,000,000	5.1%	2,000,000	1,180,000
500 West Ohio Avenue
Richmond, CA 94804

BrightSource Energy, Inc.	Solar Thermal Energy	Common Stock	132,972	*	1,756,202	860,000
1999 Harrison Street, Suite 2150		Series 1A Preferred Stock	2,353,455	*	700,202	400,000
Oakland, CA 94612		Series 1 Convertible Preferred Stock	42,266	*	440,727	400,000
		Subordinated Convertible Bridge Notes (3)	$149,513	n/a	149,513	149,513
		Original principal $146,567; PIK interest 11.5%;
		mature 7/10/2014

Harvest Power, Inc.	Waste Management	Series B Convertible Preferred Stock	580,496	3.8%	2,499,999	3,480,000
221 Crescent Street, Suite 402
Waltham, MA 02451

Suniva, Inc.	Solar Photovoltaic Cells	Series D Convertible Preferred Stock	198	2.4%	2,500,007	1,400,000
5765 Peachtree Industrial Boulevard
Norcross, GA 30092

Xtime, Inc.	Software as a Service	Series 1A Convertible Preferred Stock	1,573,234	27.7%	2,389,140	4,670,000
1400 Bridge Parkway, Suite 204		Common Stock Warrants	n/a		610,860	1,350,000
Redwood Shores, CA 94065		Exercise price $0.01 per share; perpetual term
		Subject to restrictions on exercisability
		Common Stock Warrants	22,581		-	20,000
		Exercise price $0.01 per share; expire 8/24/2018
		Subject to restrictions on exercisability

Kabam, Inc.	Online Multiplayer Games	Series D Convertible Preferred Stock	1,046,017	1.5%	1,328,860	1,620,000
795 Folsom Street, Suite 600
San Francisco, CA 94107

TrueCar, Inc.	Consumer Website	Common Stock	566,037	*	2,999,996	3,650,000
120 Broadway, Suite 200
Santa Monica, CA 90401

Agilyx Corporation	Renewable Oils	Series C Convertible Preferred Stock	1,092,956	16.0%	4,000,000	2,770,000
9600 SW Nimbus Avenue, Suite 260
Beaverton, OR 97008

Zoosk, Inc.	Online Dating	Series E Convertible Preferred Stock	715,171	14.2%	2,999,999	4,770,000
475 Sansome Street, 10th Floor
San Francisco, CA 94111

SilkRoad, Inc.	Software as a Service	Series C Convertible Preferred Stock	17,711,654	13.2%	5,000,000	7,220,000
20 West Kinzie Street, Suite 1420		Preferred Stock Warrants	n/a	n/a	-	290,000
Chicago, IL 60654		Exercise price $0.2823 per share (subject to
		adjustment); expire 6/30/2018
		Subject to restrictions on exercisability
		Subordinated Convertible Bridge Note (3)	$1,008,667	n/a	1,008,667	1,008,667
		Original principal $1,000,000; PIK interest 8%;
		matures 6/30/2014 (subject to certain conditions
		and events)

Shares /
Name and Address of			Warrants /	% of Class
Portfolio Company	Industry / Description	Type of Investment (2)	Principal	Held (1)	Cost	Value (2)

Glam Media, Inc.	Social Media	Series F Convertible Preferred Stock	1,196,315	20.0%	4,999,999	5,750,000
2000 Sierra Point Parkway, Suite 1000
Brisbane, CA 94005

Stoke, Inc.	Communications Equipment	Common Stock	1,000,000	11.0%	3,500,000	930,000
5403 Betsy Ross Drive
Santa Clara, CA 95054

Jumptap, Inc.	Mobile Advertising	Series G Convertible Preferred Stock	695,023	18.2%	4,999,995	7,200,000
155 Seaport Boulevard, 8th Floor
Boston, MA 02210

Deem, Inc.	E-commerce network	Series AA-1 Convertible Preferred Stock	59,469,532	4.1%	3,000,000	3,000,000
301 Howard Street, 21st Floor
San Francisco, CA 94105

Subtotal - Non-Control/Non-Affiliate Investments, Private Portfolio Companies					$47,490,353	$52,118,180

Tremor Video, Inc.	Online Video Advertising	Common Stock	599,999	1.2%	4,000,001	4,984,192
53 West 23rd Street
New York, NY 10010

Subtotal - Non-Control/Non-Affiliate Investments, Publicly Traded Portfolio Companies					$4,000,001	$4,984,192

Affiliate Investments

Metabolon, Inc.	Molecular Diagnostics and Services	Series D Convertible Preferred Stock	2,229,021	30.4%	4,000,000	4,860,000
617 Davis Drive, Suite 400
Durham, NC 27713

Subtotal - Affiliate Investments, Private Portfolio Companies					$4,000,000	$4,860,000

Total - Investments in Portfolio Company Securities					$55,490,354	$61,962,372

*	Represents less than 1% of the class held.

(1)
Information regarding percentage of class held is based on the most recent information available to us with respect to the capitalization and capital structure of the company. There can be no assurance that such information is current.

(2)
All investments were valued at fair value as determined in good faith by the Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of September 30, 2013.

(3)
Investment is payment-in-kind note.  Principal and cost includes accumulated payment-in-kind ("PIK") interest.  PIK interest rate is fixed for the term of the notes.  The PIK interest is computed at the contractual rate specified in each note and is added to the principal balance of the note and recorded as interest income as earned.  As of September 30, 2013, the Company was accruing PIK interest on each of its payment-in-kind notes, and none of such notes were on non-accrual status.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Developments” for additional information regarding our portfolio company investments and activity subsequent to September 30, 2013.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents 5% or more of our total assets as of September 30, 2013.

Metabolon, Inc. - Metabolon is a molecular diagnostics and services company offering metabolic profiling technology that uses advanced bioinformatics and data analytics software to identify, quantify, and analyze biochemical processes occurring within cells.  Metabolon is utilizing biomarkers identified by its technology in the development of molecular diagnostic tests intended to detect and measure the aggression and stage of diseases such as diabetes and cancer.

Tremor Video, Inc. - Tremor Video is an online video technology and advertising company that provides video advertising solutions to major brand advertisers and publishers of Web videos.

SilkRoad, Inc. - SilkRoad is a global provider of cloud-based social talent management software.

Glam Media, Inc. - Glam Media is an online media and social networking company focused on matching targeted audiences with targeted content through its properties in the lifestyle, entertainment, home, health and wellness, food and parenting categories.

Jumptap, Inc. - Jumptap is a mobile advertising network and data platform that helps global brands to target, place and track advertising on mobile phones and tablets.

Xtime, Inc. - Xtime is a software as a service provider of Web scheduling and CRM solutions for automotive service departments.

TrueCar, Inc. - TrueCar is an online research and pricing tool for consumers interested in buying a new or used vehicle.

Zoosk, Inc. - Zoosk operates online dating communities.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Organization of the investment adviser.  Keating Investments is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act and serves as our investment adviser. Timothy J. Keating is the principal owner and managing member of Keating Investments.  Messrs. Keating, Rogers and Schweiger are Keating Investments’ principals and the members of its Investment Committee.  Messrs. Keating, Rogers and Schweiger manage the day-to-day operations of our investment adviser and provide the services to us under the Investment Advisory and Administrative Services Agreement. Keating Investments may in the future provide similar investment advisory services to other entities in addition to us.  In the event that Keating Investments provides investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies and with the fiduciary duties owed to us so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.  The principal address of Keating Investments is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Management and advisory services.  Subject to the overall supervision of our Board of Directors, Keating Investments manages our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory and Administrative Services Agreement, as currently in effect, Keating Investments:

•	Determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	Determines which securities we will purchase, retain or sell;

•	Identifies, evaluates and negotiates the structure of the investments we make;and

•	Closes, monitors and services the investments we make.

Keating Investments’ services under the Investment Advisory and Administrative Services Agreement are not exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.  Although we are not aware of any current plans to do so, our investment adviser is not restricted from creating new investment vehicles subject to compliance with applicable law. Further, our investment adviser, its principals, investment professionals and the members of its Investment Committee may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us and/or of investment funds managed by our affiliates.

We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components – a base management fee and an incentive fee.  The cost of both the base management fee payable to Keating Investments and any incentive fees earned by Keating Investments is ultimately borne by our common stockholders.  Our officers do not receive any compensation directly from us.  However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of our gross assets, where gross assets include any borrowings for investment purposes. We do not presently expect to use borrowed funds for the purpose of making portfolio investments. The Base Fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter.  The Base Fee for any partial month or quarter will be appropriately pro-rated.

The incentive fee is determined and payable in arrears as of the end of each calendar year and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For purposes of determining the incentive fee, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for our investments and include both long-term (held more than 12 months) and short-term holdings.

We believe the investment advisory fees that we pay Keating Investments fairly compensate it for the specialized knowledge that its principals and investment professionals have in managing our specialized pool of private equity investments.  Specifically, we believe our investment adviser has a superior origination platform and approach based on company-provided information and access to company management, a unique understanding of the IPO markets and the underwriting of risks associated with pre-IPO investing, and a disciplined portfolio monitoring process to evaluate our specific portfolio companies and ensure the integrity and reliability of our Board of Directors’ determination of the fair value of our portfolio company investments.

Administrative services. Pursuant to the Investment Advisory and Administrative Services Agreement, Keating Investments also furnishes us with equipment and clerical, bookkeeping and record-keeping services, including responsibility for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.  In addition, Keating Investments assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

We reimburse Keating Investments for our allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.  Beginning February 20, 2013, the Chief Financial Officer and Chief Compliance Officer positions have been held by a single individual.  Allocated administrative expenses are payable to the investment adviser monthly in arrears.

Indemnification of Investment Adviser.  Under the Investment Advisory and Administrative Services Agreement, absent the willful misfeasance, bad faith or gross negligence of our investment adviser or the investment adviser’s reckless disregard of its duties and obligations, we have agreed to indemnify our investment adviser (including its officers, managers, agents, employees and members) for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of our investment adviser’s performance of its duties and obligations under the Investment Advisory and Administrative Services Agreement or otherwise as our investment adviser, except to the extent specified in the 1940 Act.

Duration and termination.  Our amended and restated Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by our Board of Directors on April 17, 2009, and by our stockholders on May 14, 2009.  On April 25, 2013, our Board of Directors (including the non-interested directors) renewed the current Investment Advisory and Administrative Services Agreement for an additional year.  The current Investment Advisory and Administrative Services Agreement will remain in effect from year-to-year thereafter if approved annually by (i) the vote of our Board of Directors, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not interested persons.  An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the current Investment Advisory and Administrative Services Agreement.

The Investment Advisory and Administrative Services Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the Investment Advisory and Administrative Services Agreement provides that we may terminate the agreement without penalty upon 60 days written notice to Keating Investments.  If Keating Investments wishes to voluntarily terminate the Investment Advisory and Administrative Services Agreement, it must give stockholders a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination.  The Investment Advisory and Administrative Services Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.  See “Risk Factors— Risks Relating to Our Business and Structure.”

In addition, should we or Keating Investments elect to terminate the Investment Advisory and Administrative Services Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act.

Board approval of the Investment Advisory and Administrative Services Agreement.  Our Board of Directors (including the independent directors) determined at a meeting held on April 25, 2013 to approve the renewal of the Investment Advisory and Administrative Services Agreement currently in effect. In its consideration of the renewal of the Investment Advisory and Administrative Services Agreement, our Board of Directors focused on information it had received relating to, among other things:

●	The nature, quality and extent of the advisory and other services to be provided to us by Keating Investments;

●	The investment performance of us and our investment adviser;

●	Comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objective;

●	Our projected operating expenses and expense ratio compared to business development companies with similar investment objectives and size;

●
Any existing and potential sources of indirect income to Keating Investments from their relationship with us and the profitability of those relationships, including through the Investment Advisory and Administrative Services Agreement;

●	Information about the services to be performed and the personnel performing such services under the Investment Advisory and Administrative Services Agreement;

●	The organizational capability and financial condition of Keating Investments and its affiliates;

●
Keating Investments’ practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to Keating Investments;

●	The possibility of obtaining similar services from other third party service providers or through an internally managed structure; and

●	Any real or potential conflicts of interest.

Based on the information reviewed and the discussions, our Board of Directors, including a majority of the non-interested directors, concluded that fees payable to the investment adviser pursuant to the Investment Advisory and Administrative Services Agreement were reasonable in relation to the services to be provided.  Our Board of Directors did not assign relative weights to the above factors or the other factors considered by it.  In addition, our Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of our Board of Directors may have given different weights to different factors.

License Agreement. On July 28, 2008, we entered into a license agreement (“License Agreement”) with Keating Investments pursuant to which Keating Investments granted us a non-exclusive license to use the name “Keating.”  Under the License Agreement, we have a right to use the Keating name and logo, for so long as Keating Investments or one of its affiliates remains our investment adviser.  Other than with respect to this limited license, we have no legal right to the “Keating” name or logo.  The License Agreement will remain in effect for so long as the Investment Advisory and Administrative Services Agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us.  For example, we have a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company.  Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board of Directors or the Chairman of the Audit Committee of the Board of Directors and are publicly disclosed as required by applicable law and regulations.  In addition, the Audit Committee of the Board of Directors is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Transactions with Management and Others

We have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments.  Mr. Keating, our President, Chief Executive Officer and Chairman of the Board of Directors, is the Managing Member, the principal owner and an executive officer of Keating Investments.  Mr. Rogers, our Chief Investment Officer, and Mr. Schweiger, our Chief Financial Officer, Chief Operating Officer, Chief Compliance Officer, Treasurer, Secretary and a director, are also each an executive officer and member of Keating Investments.  We have also entered into a license agreement with Keating Investments, pursuant to which Keating Investments has granted us a non-exclusive, royalty-free license to use the name “Keating Capital.”  Pursuant to the terms of the Investment Advisory and Administrative Services Agreement, we pay Keating Investments a fee for its investment advisory services consisting of two components – a base management fee and an incentive fee.  In addition, pursuant to the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes us with office facilities, equipment, and clerical, bookkeeping and record-keeping services, and performs, or facilitates the performance of, certain administrative services.  We reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the allocable portion of compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.  See “Investment Advisory and Administrative Services Agreement” above.

Currently, our investment adviser’s principals, Messrs. Keating, Rogers and Schweiger, and the investment professionals and administrative personnel currently retained by Keating Investments, do not serve as principals of or provide services to other investment funds affiliated with Keating Investments; however, they may do so in the future.  If they do, persons and entities may in the future manage investment funds with investment objective similar to ours.  In addition, our current executive officers and directors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates.  Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments.  In the event that Keating Investments or its affiliates provide investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve any conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in additional portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

Allocation of Time

We rely, in part, on Keating Investments to manage our day-to-day activities and to implement our investment strategy. Keating Investments may, in the future, be involved with activities which are unrelated to us.  As a result of these activities, Keating Investments, its employees and certain of its affiliates may have conflicts of interest in allocating their time between us and other activities in which they may become involved.  Keating Investments and its employees will devote only as much of its time to our business as Keating Investments and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.  Therefore, Keating Investments, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved.  This could result in actions that are more favorable to other affiliated entities than to us.  In such event, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that Keating Investments is fulfilling its obligations to us under the Investment Advisory and Administration Agreement, that any conflicts are handled in a fair and equitable manner and that Keating Investments has sufficient personnel to discharge fully its responsibilities to all activities in which they are involved.

Investments

As a business development company, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Keating Investments, or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Keating Investments or one or more of its affiliates.  Subject to obtaining exemptive relief from the SEC, we also may co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Review, Approval or Ratification of Transactions with Related Parties

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.  We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

The Audit Committee of our Board of Directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

In addition, our code of business conduct and ethics, which is applicable to all our all employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.  Our code of business conduct and ethics is available on our website at www.keatingcapital.com.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of the date of this prospectus, no person is deemed to control us, as such term is defined in the 1940 Act.  The following table provides information regarding the beneficial ownership of our common stock as of the date of this prospectus for (i) each stockholder whom we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group.  To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.  The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

As of the date of this prospectus, we do not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock.

The address of our directors and executive officers is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

	Number of
	Shares Owned	Percentage
Name of Beneficial Owner	Beneficially(1)	of Class(2)

Interested Directors
Timothy J. Keating	90,000	1.02%
Frederic M. Schweiger	18,700	0.21%

Independent Directors
Brian P. Alleman	0	0.00%
Laurence W. Berger	26,993	0.31%
J. Taylor Simonton	10,000	0.11%

Executive Officers who are not Directors
Kyle L. Rogers	5,024	*

Executive Officers and Directors as a Group	150,717	1.71%

*	Represents less than 0.1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2)	Based on a total of 8,835,340 shares of the Company’s common stock issued and outstanding as of November 1, 2013.

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is beneficially owned by each of our executive officers and directors.  We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors
Timothy J. Keating	$500,001-$1,000,000
Frederic M. Schweiger	$100,001-$500,000

Independent Directors
Brian P. Alleman	None
Laurence W. Berger	$100,001-$500,000
J. Taylor Simonton	$50,001-$100,000

Executive Officers who are not Directors
Kyle L. Rogers	$10,001-$50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors and executive officers is based on the closing price of $7.15 per share of our common stock as of November 1, 2013.
(3)	The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings (if any) and account and interest payables) by the total number of shares of our common stock outstanding on a quarterly basis.  The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.  There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make.

Determination of fair values involves subjective judgments and estimates.  Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.  Changes in valuation of these equity securities are recorded in our Statement of Operations as “Net change in unrealized appreciation (depreciation) on investments.”

Our Board of Directors determines the value of our investment portfolio each quarter, after consideration of our Valuation Committee's recommendation of fair value.  To determine the fair value of a portfolio company for which market quotations are not readily available, Keating Investments compiles and analyzes the portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors, and may also consider other events, including the transaction in which we acquired our securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an IPO by the portfolio company.  All available information, including information provided by our portfolio companies which may not be considered reliable, is considered in making a recommendation of fair value to our Board of Directors.

We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments.  The Valuation Committee and our Board of Directors will evaluate the impact of such additional information, and factor it into its consideration of fair value.

We determine the net asset value of our investment portfolio after the conclusion of each quarter in connection with the preparation of our annual and quarterly reports filed under the Exchange Act.  Investments are stated at value as defined under the 1940 Act, in accordance with the applicable regulations of the SEC, and in accordance with Accounting Standards Codification Topic 820, “Fair Value Measurement and Disclosures,” (“ASC 820”).  Value, as defined in Section 2(a)(41) of the 1940 Act, is:  (i) the market price for those securities for which a market quotation is readily available, and (ii) the fair value as determined in good faith by, or under the direction of, our Board of Directors for all other assets.  Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the closing market price on the valuation date; all other assets must be valued at fair value as determined in good faith by or under the direction of our Board of Directors. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Polices” for additional information regarding our valuation polices and methodologies.

We make investments in later stage, typically venture capital-backed technology companies.  Given the nature of investing in the securities of private companies, our investments are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and these securities are no longer subject to any post-IPO lockup restrictions.  As such, we value all of our investments, other than unrestricted securities in publicly traded portfolio companies, at fair value as determined in good faith by our Board of Directors, pursuant to a consistent valuation policy in accordance with the provisions of ASC 820 and the 1940 Act.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Polices” for additional information regarding our valuation polices and methodologies.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash.  As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have cash distributions reinvested in shares of our common stock.  A registered stockholder will be able to elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than ten days prior to the record date for distributions to stockholders.  The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form.  Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value.  However, we will reserve the right to purchase shares in the open market in connection with our implementation of the plan.  The number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices.  If distributions are reinvested in shares of our common stock purchased on the open market, then the number of such shares to be received by a participant will be determined by dividing the total dollar amount of the distribution payable to such participant by the average price per share for all shares of our common stock purchased by the plan administrator on the open market in connection with such distribution.  The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan.  The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash.  A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan will be amended or terminated by us upon notice to each participant at least 30 days prior to any record date for the payment of any distribution by us.

DST Systems, Inc. acts as our dividend reinvestment plan administrator.  The principal business address of our dividend reinvestment plan administrator is 1055 Broadway, Seventh Floor, Kansas City, MO 64105, and their phone number is (816) 435-8474.  You may obtain additional information regarding our dividend reinvestment plan by contacting our dividend reinvestment plan administrator.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our amended and restated charter and bylaws.  This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which is designated as common stock.  Our common stock is listed on the Nasdaq Capital Market under the ticker symbol “KIPO.”  There are no outstanding options or warrants to purchase our stock.  No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of November 1, 2013:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account*	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	200,000,000	448,441	8,835,340

*A total of 448,441 shares of our common stock was purchased under our stock repurchase program from inception of the program in May 2012 until the program was discontinued on October 24, 2013.  All of these shares are currently held in treasury.

Common Stock

Under the terms of our amended and restated charter, all shares of our common stock have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.  Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.  Any prospective purchaser of our common stock or assignee will retain the same rights and privileges as the original holder.  In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power.  There will be no cumulative voting in the election of directors.

Preferred Stock

Under the terms of our amended and restated charter, our Board of Directors, with approval from a majority of our independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval.  The Board of Directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.  We have no present intention to issue shares of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.  In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses.

Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification.  We have obtained liability insurance for our officers and directors.

Provisions of the Maryland General Corporation Law and Our Amended and Restated Charter and Bylaws

The Maryland General Corporation Law and our amended and restated charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise.  These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors.  We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.  Our amended and restated charter requires that all directors stand for election annually.

Number of Directors; Vacancies; Removal

Our amended and restated charter provides that the number of directors will be set by the Board of Directors in accordance with our bylaws.  Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors.  Our bylaws provide that the number of directors may never be less than one or more than nine.  Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under our amended and restated charter, our stockholders may remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

We currently have a total of five members of the Board of Directors, three of whom are independent directors.  Our amended and restated charter provides that a majority of our Board of Directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting.  These provisions, combined with the requirements of our amended and restated bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws.  With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii)  by the Board of Directors or (ii ) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders.  Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our amended and restated bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers.  Additionally, our amended and restated charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  Under our amended and restated charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our amended and restated charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute.  Those rights are commonly referred to as appraisal rights.  Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act.  Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter.  Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	One-tenth or more but less than one-third;

●	One-third or more but less than a majority; or

●	A majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above.  Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval.  A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares.  The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting.  If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved.  The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act.  Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved.  If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights.  The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation.  Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock.  There can be no assurance that such provision will not be amended or eliminated at any time in the future.  However, the SEC has recently taken the position that the Control Share Act is inconsistent with the 1940 Act and may not be invoked by a BDC. It is the view of the staff of the SEC that opting into the Control Share Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act.  However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act.  These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities.  An interested stockholder is defined as:

●	Any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

●
An affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder.  However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●
Two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder.  Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.  This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Securities Exchange Act of 1934 and has at least three outside directors can elect by resolution of the Board of Directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws.  Under the applicable statute, a Board of Directors may classify itself without the vote of stockholders.  A Board of Directors classified in that manner cannot be altered by amendment to the charter of the corporation.  Further, the Board of Directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	Provide that a special meeting of stockholders will be called only at the request of stockholders, entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	Reserve for itself the right to fix the number of directors;

•	Provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	Retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•
Provide that all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the Board of Directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders.  A Board of Directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its Board of Directors from electing any of the provisions of the statute.  We are not prohibited from implementing any or all of the statute.

Pursuant to our amended and restated charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the Board of Directors resulting from an increase in the size of the Board of Directors or the death, resignation or removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum.  That election by our Board of Directors is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the Board of Directors, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions.  While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our Board of Directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our amended and restated bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code).  The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering.  This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax.  It does not discuss the special treatment under United States federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

●
A citizen or individual resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

●
A corporation, or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●
A trust if:  (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

●	An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his particular situation.  We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be taxed as a Regulated Investment Company.  From incorporation through December 31, 2009, we were treated as a corporation under the Code.  Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code.  We intend to operate so as to qualify as a RIC and, as such, have made no provision for income taxes as of December 31, 2012 and 2011.  However, our continued qualification as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code that may affect our ability to pursue additional business opportunities or strategies that, if we were to determine we should pursue, could diminish the desirability of qualifying, or impede our ability to qualify, as a RIC.  For example, a RIC must meet certain requirements, including source of income and asset diversification requirements (as described below) and distributing annually at least 90% of its investment company taxable income (the “Annual Distribution Requirement”).

As a RIC, we generally will not have to pay corporate-level federal income taxes on any investment company taxable income (which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) or any realized net capital gains (which is generally net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to our stockholders as dividends.  We will be subject to United States federal income tax at the regular corporate rates on any investment company taxable income or capital gain not distributed (or deemed distributed) to our stockholders.

In order to qualify and continue to qualify as a RIC for federal income tax purposes and obtain the tax benefits accorded to a RIC, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

●	Have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

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Derive in each taxable year at least 90% of our gross income from (i)  dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (ii) net income derived from an interest in a “qualified publicly traded limited partnership” (the “90% Income Test”); and

●	Diversify our holdings so that at the end of each quarter of the taxable year:

●
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

●
no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Provided that we satisfy the Diversification Tests as of the close of any quarter, we will not fail the Diversification Tests as of the close of a subsequent quarter as a consequence of a discrepancy between the value of our assets and the requirements of the Diversification Tests that is attributable solely to fluctuations in the value of our assets.  Rather, we will fail the Diversification Tests as of the end of a subsequent quarter only if such a discrepancy existed immediately after our acquisition of any asset and was wholly or partly the result of that acquisition. In addition, if we fail the Diversification Tests as of the end of any quarter, we will not lose our status as a RIC if we eliminate the discrepancy within thirty days of the end of such quarter and, if we eliminate the discrepancy within that thirty-day period, we will be treated as having satisfied the Diversification Tests as of the end of such quarter.

We satisfied the above RIC requirements during our 2010, 2011 and 2012 taxable years.  Since we did not generate investment company taxable income in 2010, 2011 or 2012, we were not required to make any distributions to satisfy the Annual Distribution Requirement.  We did not generate any realized net capital gains in 2010 or 2011 and, as a result, we were not required to make any distributions to satisfy the Excise Tax Avoidance Requirement, as described below.  Because we distributed our net realized capital gains for the year ended December 31, 2012, no corporate-level federal income or excise taxes are due on such net realized capital gains and, as such, we have not made any provision for federal income or excise taxes as of December 31, 2012.

Conversion to RIC status. Prior to our 2010 taxable year, we were taxed as a C corporation.  A corporation that converts to taxation as a RIC may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis.  In general, a corporation that converts to taxation as a RIC must pay corporate level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC.  Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time.  As of December 31, 2009, we did not have any built-in gains and, accordingly, we do not anticipate having to pay any corporate level tax as a result of our election to be treated as a RIC effective for our 2010 taxable year.

A corporation that converts to taxation as a RIC is also required, by the end of its first taxable year as a RIC, to eliminate the earnings and profits it may have accumulated while it was taxable as a C corporation.  This is accomplished by paying to its stockholders in the first quarter of the tax year for which it makes a RIC election a cash dividend representing all of its accumulated earnings and profits (if any) for the period from inception through the end of the prior tax year.  For the period from inception through December 31, 2009, while we were taxable as a C corporation, we generated a cumulative net operating loss and, accordingly, we were not required to make any distributions to satisfy this requirement to eliminate accumulated earnings and profits.

Taxation as a Regulated Investment Company. For any taxable year in which we:  (i) qualify as a RIC; and (ii) satisfy the Annual Distribution Requirement, we generally will not be subject to federal income tax on the portion of our investment company taxable income and realized net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to stockholders with respect to that year.  We will be subject to United States federal income tax at the regular corporate rates on any investment company taxable income or capital gain not distributed (or deemed distributed) to our stockholders.

Our Board of Directors currently maintains a variable distribution policy with the objective of distributing to our stockholders, on at least an annual basis, an amount that equals between 90% and 100% of our net capital gains (which are defined as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser.  Since none of our current portfolio company investments generates current income (i.e., dividends or interest income), we do not expect to generate net ordinary income from which we could make distributions to our stockholders.  The amount of distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time.  We may also in the future choose to pay a portion of our dividends using shares of our common stock, in which case you may be required to pay tax in excess of the cash portion of the dividend you receive.  However, we currently have no intention of paying dividends in shares of our stock.

As a RIC, we are also subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending December 31 in that calendar year, and (iii) any ordinary income and realized net capital gains for preceding years that were not distributed during such years (the “Excise Tax Avoidance Requirement”).  We will not be subject to this excise tax on amounts on which we are required to pay corporate income tax (such as retained realized net capital gains which we designate as "undistributed capital gain" or a deemed distribution).  We currently intend to make sufficient distributions (including deemed distributions of retained realized net capital gains) each taxable year to avoid the payment of this excise tax.  We elected to calculate excise taxes related to any net capital gains on a calendar year basis on our 2012 tax returns.

We may be required to recognize taxable income in circumstances in which we do not receive cash.  For example, if we hold debt obligations with PIK provisions, under applicable tax rules, we must include in income each year a portion of the PIK interest earned in that year.  Because PIK interest will be included in our investment company taxable income in the year it is earned, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we may not have received any corresponding cash amount.  As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain our qualification for RIC tax treatment under the Code.  We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.  If we are not able to obtain cash from other sources, we may fail to continue to qualify for RIC tax treatment and thus become subject to corporate-level income tax.  However, since we do not expect to have investment company taxable income for our taxable year, we would generally not be required to distribute PIK interest from our available cash or the proceeds from the disposition of our portfolio company investments to satisfy the Annual Distribution Requirement.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”).  Further, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met.  Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by: (i) the illiquid nature of our portfolio, or (ii) other requirements relating to our status as a RIC, including the Diversification Tests.  If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.  Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Any transactions in options, futures contracts, hedging transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences.  These rules could affect the amount, timing and character of distributions to stockholders.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income.  If our expenses in a given year exceed investment company taxable income (which is likely to occur since our operating expenses are expected to exceed the amount of interest or dividend income we receive on our portfolio investments), we would experience a net operating loss for that year.  However, a RIC is not permitted to carry forward net operating losses to subsequent years.  In addition, expenses including any incentive fees paid to our investment adviser can be used only to offset investment company taxable income, not net capital gain.  Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years.  Such required distributions may be made from our cash assets or by liquidation of investments, if necessary.  We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, our stockholders may receive a larger capital gain distribution than they would have received in the absence of such transactions.

Except as otherwise provided, the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. stockholders.  The following discussion of the taxation of U.S. stockholders assumes that we continue to meet the requirements to qualify as a RIC.

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains.  Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock.  To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends.  Distributions, or deemed distributions, of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for his shares.  In general, non-corporate U.S. stockholders are subject to a maximum federal income tax rate of 20% on their long-term capital gains.  In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital.  Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under our dividend reinvestment plan, which is discussed more fully below, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent at least ten days prior to the record date of the next dividend or distribution.  See “Dividend Reinvestment Plan.”  Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder.  The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution.  The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Assuming we continue to qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated to the extent that we distribute any investment company taxable income or realized net capital gains to our stockholders as dividends.  However, we will pay corporate-level federal income tax on any amount of realized net capital gain that we elect to retain.  In the event we retain some or all of our realized net capital gains, including amounts retained to pay incentive fees to our investment adviser, we may designate the retained amount as a deemed distribution to stockholders.  In such case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained realized net capital gain.  The amount of the deemed distribution (net of such tax credit or refund) will be added to each U.S. stockholder's cost basis for its common stock.  In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution.  If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock).  In no event will any stockholder, electing to receive cash, receive less than 20% of his entire distribution in cash.  If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.  Accordingly, if we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes.  We currently have no intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

As a RIC, we are required to apportion any items that are treated differently for alternative minimum tax (“AMT”) purposes between us and our U.S. stockholders, and such apportionment may affect our U.S. stockholders’ AMT liabilities.  Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we intend in general to apportion these items in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction we are entitled to claim), unless we determine that a different method for a particular item is warranted under the circumstances.

The following simplified examples illustrate the tax treatment under Subchapter M of the Code for us and our non-corporate U.S. stockholders with regard to three possible distribution alternatives, assuming we realize, in 2013, a net capital gain of $1.00 per share, consisting entirely of sales of non-real property assets held for more than 12 months.  These illustrations exclude any additional 3.8% tax on their “net investment income” for certain U.S. individuals.

Under Alternative A:  100% of net capital gain declared as a cash dividend and distributed to stockholders:

1.	No federal income taxation at the Company level.

2.	Taxable stockholders receive a $1.00 per share dividend and pay federal income tax at a rate not in excess of 20% or $0.20 per share, retaining $0.80 per share.

3.	Non-taxable stockholders that file a federal tax return receive a $1.00 per share dividend and pay no federal income tax, retaining $1.00 per share.

Under Alternative B:  100% of net capital gain retained by the Company and designated as "undistributed capital gain" or deemed dividend:

1.	The Company pays a corporate-level federal income tax of 35% on the undistributed gain or $0.35 per share and retains 65% of the gain or $0.65 per share.

2.
Taxable stockholders increase their cost basis in their stock by $0.65 per share.  They are liable for federal income tax at a rate not in excess of 20% on 100% of the undistributed gain of $1.00 per share or $0.20 per share in tax.  Offsetting this tax, stockholders receive a tax credit equal to the $0.35 per share tax paid by us, which offsets the $0.20 per share tax liability, resulting in an excess tax credit of $0.15 per share for each such stockholder.

3.	Non-taxable stockholders that file a federal income tax return receive a tax refund equal to $0.35 per share.

Under Alternative C:  100% of net capital gain retained by the Company, with no designated undistributed capital gain or deemed dividend:

1.	The Company pays a corporate-level federal income tax of 35% on the retained gain or $0.35 per share.

2.	There is no tax consequence at the stockholder level.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities.  Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction we are entitled to claim), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year, and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

An investor in shares of our common stock should consider the tax implications of buying common stock just prior to a distribution.  Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of investment, the investor will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his common stock.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his shares of our common stock.  Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his shares for more than one year.  Otherwise, it will generally be classified as short-term capital gain or loss.  However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.  Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

In addition, all or a portion of any loss recognized by a U.S. stockholder upon a disposition of shares of our common stock will generally be disallowed if the stockholders purchases other shares of our common stock (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.  In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.  Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, Qualifying Dividends and as long-term capital gain.  In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (“IRS”).  Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Taxation of Non-U.S. stockholders.  The following discussion of the taxation of Non-U.S. stockholders assumes that we continue to meet the requirements to qualify as a RIC.

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances.  An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences.  Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances.  An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences.  Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent such distributions do not exceed our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons.  Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

For taxable years of RICs beginning before January 1, 2014, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.”  Interest-related dividends and short-term capital gain dividends generally represented distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements.  No assurance can be given as to whether this extension of the exemption will be extended for taxable years after 2013.  In addition, no assurance can be given whether any of our distributions will be reported as eligible for this exemption from withholding tax (if extended).

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

If any actual or deemed distributions of our net capital gains, or any gains realized upon the sale or redemption of our common stock, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. stockholder), such amounts will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, a U.S. stockholder.  For a corporate Non-U.S. stockholder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.  If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming an extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or if a treaty applies, is not attributable to a U.S. permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons.  The Non-U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Failure to qualify as a Regulated Investment Company.  If we are unable to continue to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates.  We would not be able to deduct distributions to stockholders, nor would distributions be required to be made.  Such distributions would be taxable to our stockholders and provided certain holding period and other requirements were met, with respect to taxable years beginning before January 1, 2013, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate for non-corporate stockholders to the extent of our current or accumulated earnings and profits.  Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction.  Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to qualify as a RIC in any taxable year, we would be required to satisfy the RIC qualification requirements in order to requalify as a RIC and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that were recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.  If we fail to satisfy the 90% Income Test or the Diversification Test described above, however, we may be able to avoid losing our status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Backup Withholding and Information Reporting.

U.S. stockholders.  Information returns are required to be filed with the IRS in connection with dividends on the common stock and proceeds received from a sale or other disposition of the common stock to a U.S. stockholder unless the U.S. stockholder is an exempt recipient.  U.S. stockholders may also be subject to backup withholding on these payments in respect of the common stock unless such U.S. stockholder provides its taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules or provides proof of an applicable exemption.

Non-U.S. stockholders.  Information returns are required to be filed with the IRS in connection with payment of dividends on the common stock to Non-U.S. stockholders.  Unless a Non-U.S. stockholder complies with certification procedures to establish that it is not a United States person, information returns may also be filed with the IRS in connection with the proceeds from a sale or other disposition of the common stock.  A Non-U.S. stockholder may be subject to backup withholding on these payments unless it complies with certification procedures to establish that it is not a United States person or otherwise establishes an exemption.  The certification procedures required to claim the exemption from withholding tax on interest described above under “Taxation of Non-U.S. Stockholders” will satisfy the certification requirements necessary to avoid backup withholding as well.

Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a U.S. stockholder’s or Non-U.S. stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Provisions commonly referred to as “FATCA” impose withholding of 30% on payments of interest or dividends on (as proposed, on or after July 1, 2014), and sales or redemption proceeds from dispositions of (beginning in 2017), U.S. common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of certain interests in or accounts with those entities) have been satisfied or an exemption applies.  No withholding will be required with respect to debt securities outstanding on July 1, 2014 unless they are “significantly modified” on or after such date.  If any withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return, which may entail significant administrative burden.  Non-U.S. stockholders should consult their tax advisers regarding the implications of FATCA on any shares of common stock they receive.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies.  It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making significant managerial assistance available to them.  A business development company provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in emerging growth, expansion stage or established stage companies.  The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.  In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.  A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to here as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets (the “70% test”).  The principal categories of qualifying assets relevant to our business are any of the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.  An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	Satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)
is controlled by a business development company or group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iv)	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2)	Securities of any eligible portfolio company that we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, certificates of deposit, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

If less than 70% of our total assets are comprised of qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets, until such time as 70% of our then current total assets were comprised of qualifying assets.  We would not be required, however, to dispose of any non-qualifying assets in such circumstances.  As of September 30, 2013, we believe that all of our portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our gross assets in the securities of one such investment company or invest more than 10% of the value of our gross assets in the securities of such investment companies in the aggregate.  With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance

In general, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance.  Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if requested to, provides significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.  We expect that any managerial assistance we provide to our portfolio companies will likely involve consulting and advice on the going public process and public capital markets.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance.  In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.

We may borrow additional funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders.  We do not currently anticipate issuing any preferred stock, although we could do so if our Board of Directors determines that is was in our best interest and the best interests of our stockholders. In the event we do borrow funds to make investments thereafter, we are exposed to the risks of leverage, which may be considered a speculative investment technique.  Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.  In addition, the costs associated with any borrowing or preferred stock issuance, including any increase in the management fee payable to our investment adviser, will be borne by our common stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders.  We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us.  Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment adviser’s principals.  To ensure that our vote is not the product of a conflict of interest, we require that:  (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he is aware of and any contact that he has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Keating Capital, Inc., 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, certificates of deposit, U.S. government securities or high-quality debt securities maturing in one year or less.  The management fee payable to our investment adviser will not be reduced while our assets are invested in such temporary investments.

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel.  Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us.  You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  In addition, each code of ethics is available on the SEC’s website at www.sec.gov.  You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.  You may also obtain a copy of our code of ethics on our website at www.keatingcapital.com.

Capital Structure

Except for a rights offering, we are not generally able to issue and sell our common stock at a price below net asset value per share.  We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of the Company and our stockholders have approved such sale.  If our Board of Directors determines that a sale of common stock at a price below the current net asset value is in the best interests of the Company and our stockholders, our Board may consider a rights offering or it may seek approval from our stockholders for the authority to sell shares of our common stock below net asset value.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.  Frederic M. Schweiger serves as our Chief Compliance Officer.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•
Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
Pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting and, once our public float exceeds $75 million, must obtain an audit of the effectiveness of internal controls over financial reporting performed by our independent registered public accounting firm;

•
Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•
Pursuant to Section 404 of the Sarbanes-Oxley Act and Rule 13a-15 of the Exchange Act, we are required to include in our annual report on Form 10-K a report from our management on internal controls over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management's assessment of the effectiveness of our internal control over financial reporting.

A reporting company that is a non-accelerated filer (with a public float below $75 million as of June 30 of the previous year) is exempt from the requirement to obtain an audit of the effectiveness of internal controls over financial reporting performed by their auditors.  Accordingly, until such time as we have a public float in excess of $75 million, our auditors will not need to report on our management’s assessment of our internal control over financial reporting. However, we will be required to assess the effectiveness of our internal controls over financial reporting each year.  Based on our public float at June 30, 2013, we will be a non-accelerated filer for the year ended December 31, 2013 and, thus, we will not be required to obtain an audit of the effectiveness of internal controls over financial reporting for the year ended December 31, 2013.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder.  We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Privacy Policies

We are committed to protecting your privacy.  This privacy notice, which is required by federal law, explains privacy policies of Keating Capital, Inc. and our investment adviser.  This notice supersedes any other privacy notice you may have received from Keating Capital, Inc., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you.  When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, Social Security number or tax identification number.  This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

●	It is our policy that only authorized employees of our investment adviser, Keating Investments, LLC, who need to know your personal information will have access to it.

●
We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information.  These companies are required to protect your information and use it solely for the purpose for which they received it.

●
If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators.  Only that information required by law, subpoena, or court order will be disclosed.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.  Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Steele Street Bank & Trust.  The address of the custodian is 101 Cook Street, Denver, CO 80206.  DST Systems, Inc. acts as our transfer, dividend paying and reinvestment plan agent and registrar.  The principal business address of our transfer agent, dividend paying and reinvestment plan agent and registrar is 1055 Broadway, Seventh Floor, Kansas City, MO 64105, and their phone number is (816) 435-8474.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our investing activities.  However, we do intend to dispose of our publicly traded securities through brokers.  Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution and sale of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions.  The investment adviser does not execute sales of our publicly held securities through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.  While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available.  Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and to us and any other clients.  In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser, in accordance with Section 28(e) under the Exchange Act, determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC.  Certain legal matters in connection with the offering will be passed upon for the dealer-manager by Blank Rome, LLP, New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports.

AVAILABLE INFORMATION

We are required to file with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus.  The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We are also required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act.  You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090  The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov.  Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.  This information is also available free of charge by contacting us at Keating Capital, Inc., 5251 DTC Parkway, Suite 1100, Greenwood Village, CO 80111, (720) 889-0139, or on our website at  www.keatingcapital.com.  Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

Keating Capital, Inc.
Index to Financial Statements
Page(s)

Audited Financial Statements

Report of Independent Registered Public Accounting Firm	F-28

Statements of Assets and Liabilities as of December 31, 2012 and 2011	F-29

Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010	F-30

Statements of Changes in Net Assets for the Years Ended December 31, 2012, 2011 and 2010	F-31

Statements of Cash Flows for the Years Ended December 31, 2012, 2011 and 2010	F-32

Schedule of Investments as of December 31, 2012	F-33

Schedule of Investments as of December 31, 2011	F-36

Notes to Financial Statements	F-38

PART I – FINANCIAL INFORMATION

Item 1.	Financial Statements

Keating Capital, Inc.
Statements of Assets and Liabilities
(Unaudited)

	September 30,
	2013	December 31,
	(Unaudited)	2012

Assets
Investments in portfolio company securities at fair value:
Non-control/non-affiliate investments:
Private portfolio companies
(Cost: $47,490,353 and $47,332,174, respectively)	$52,118,180	$46,819,998
Publicly-traded portfolio companies
(Cost: $4,000,001 and $6,505,162, respectively)	4,984,192	8,073,708
Affiliate investments:
Private portfolio companies
(Cost: $4,000,000 and $8,000,080, respectively)	4,860,000	10,130,000
Total, investments in portfolio company securities at fair value	61,962,372	65,023,706
(Cost: $55,490,354 and $61,837,416, respectively)

Cash and cash equivalents	10,433,449	8,934,036
Prepaid expenses and other assets	78,974	104,429
Deferred offering costs	17,177	322,906

Total assets	$72,491,972	$74,385,077

Liabilities
Base management fees payable to investment adviser	$116,242	$128,746
Accrued incentive fees payable to investment adviser	2,230,880	693,699
Administrative expenses payable to investment adviser	52,880	51,396
Accounts payable	58,709	90,139
Accrued expenses and other liabilities	1,300	8,157

Total liabilities	2,460,011	972,137

Net assets
Common stock, $0.001 par value; 200,000,000 authorized; 9,283,781 and 9,283,781 shares issued, respectively	$9,284	$9,284
Additional paid-in capital	71,675,244	71,675,244
Treasury stock, at cost, 448,441 and 108,996 shares held, respectively	(2,962,594)	(764,179)
Accumulated net investment loss	(5,266,063)	(693,699)
Accumulated undistributed net realized gain on investments	104,072	-
Net unrealized appreciation on investments	6,472,018	3,186,290

Total net assets	$70,031,961	$73,412,940

Total liabilities and net assets	$72,491,972	$74,385,077

Net asset value per share (on 8,835,340 and 9,174,785 shares outstanding, respectively)	$7.93	$8.00

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012

Investment income
Interest from portfolio company investments
Non-control/non-affiliate investments	$11,613	$-	$11,613	$-
Affiliate investments	-	-	-	-
Total interest income from portfolio company investments	11,613	-	11,613	-
Interest and dividends from cash and cash equivalents	820	537	2,064	3,377

Total investment income	12,433	537	13,677	3,377

Operating expenses
Base management fees	358,247	383,061	1,093,678	1,151,127
Incentive fees	1,018,842	242,117	1,537,181	453,498
Administrative expenses allocated from investment adviser	158,400	157,372	495,164	476,645
Legal and professional fees	45,263	72,395	530,820	363,767
Directors fees	25,000	40,000	105,000	120,000
Stock transfer agent fees	14,498	17,934	46,555	47,100
Custody fees	1,500	250	4,500	750
Public and investor relations expenses	2,510	31,657	53,268	121,868
Marketing and advertising expenses	199,800	4,883	209,977	16,221
Printing and production expenses	12,297	18,461	75,023	73,149
Postage and fulfillment expenses	5,555	12,984	37,526	68,224
Travel expenses	30,398	19,137	88,828	63,758
General and administrative expenses	86,357	82,801	308,521	240,073

Total operating expenses	1,958,667	1,083,052	4,586,041	3,196,180

Net investment loss	(1,946,234)	(1,082,515)	(4,572,364)	(3,192,803)

Net realized gain (loss) on investments
Non-control/non-affiliate investments	-	(121,428)	3,724,861	282,203
Affiliate investments	-	-	675,317	-

Total net realized gain on investments	-	(121,428)	4,400,178	282,203

Net change in unrealized appreciation (depreciation) on investments
Non-control/non-affiliate investments	5,074,208	1,052,013	4,555,648	1,715,284
Affiliate investments	20,000	280,000	(1,269,920)	270,000

Total net change in unrealized appreciation (depreciation) on investments	5,094,208	1,332,013	3,285,728	1,985,284

Net increase (decrease) in net assets resulting from operations	$3,147,974	$128,070	$3,113,542	$(925,316)

Net investment loss per common share outstanding (basic and diluted)	$(0.22)	$(0.12)	$(0.50)	$(0.34)

Net increase (decrease) in net assets resulting from operations per common share outstanding (basic and diluted)	$0.35	$0.01	$0.34	$(0.10)

Weighted average common shares outstanding (basic and diluted)	8,932,438	9,237,502	9,060,762	9,265,626

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Changes in Net Assets
(Unaudited)

						Accumulated
					Accumulated	Undistributed	Unrealized
				Treasury	Net	Net Realized	Appreciation
	Common Stock		Additional	Stock	Investment	Gain on	on	Net
For the Nine Months Ended September 30, 2013 and 2012:	Shares (1)	Par Value	Paid-in Capital	At Cost	Income (Loss)	Investments	Investments	Assets

Balance at December 31, 2011 (2)	9,283,781	$9,284	$75,302,711	$-	$(268,180)	$-	$1,340,900	$76,384,715

Net (decrease) increase in net assets from operations	-	-	-	-	(3,192,803)	282,203	1,985,284	(925,316)
Repurchase of common stock (70,470 shares)	-	-	-	(508,943)	-	-	-	(508,943)

Balance at September 30, 2012	9,283,781	$9,284	$75,302,711	$(508,943)	$(3,460,983)	$282,203	$3,326,184	$74,950,456

Balance at December 31, 2012 (2)	9,283,781	$9,284	$71,675,244	$(764,179)	$(693,699)	$-	$3,186,290	$73,412,940

Net (decrease) increase in net assets from operations	-	-	-	-	(4,572,364)	4,400,178	3,285,728	3,113,542
Distributions to stockholders from net realized gains	-	-	-	-	-	(4,296,106)	-	(4,296,106)
Repurchase of common stock (339,445 shares)	-	-	-	(2,198,415)	-	-	-	(2,198,415)

Balance at September 30, 2013	9,283,781	$9,284	$71,675,244	$(2,962,594)	$(5,266,063)	$104,072	$6,472,018	$70,031,961

(1)	Represents common shares issued.
(2)	Net assets at December 31, 2012, and 2011 include no accumulated undistributed net investment income.

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Cash Flows
(Unaudited)

	Nine Months Ended
	September 30,	September 30,
	2013	2012

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$3,113,542	$(925,316)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Payment-in-kind interest income	(11,613)	-
Net realized gain on investments	(4,400,178)	(282,203)
Net change in unrealized appreciation on investments	(3,285,728)	(1,985,284)
Deferred offering costs charged-off	287,358	-
Changes in operating assets and liabilities:
Decrease (increase) in prepaid expenses and other assets	35,244	(65,267)
(Decrease) in base management fees payable to investment adviser	(12,504)	(6,234)
Increase in accrued incentive fees payable to investment adviser	1,537,181	453,497
Increase in administrative expenses payable to investment adviser	1,484	4,903
Increase (decrease) in accounts payable	(22,848)	16,978
Increase (decrease) in accrued expenses and other liabilities	(6,857)	38,564

Net cash used in operating activities	(2,764,919)	(2,750,362)

Cash flows from investing activities
Investments in portfolio companies	(4,146,567)	(27,082,799)
Net proceeds from sales of portfolio company investments	14,905,420	1,798,362

Net cash provided by (used in) investing activities	10,758,853	(25,284,437)

Cash flows from financing activities
Additions to deferred stock offering costs	-	(261,091)
Repurchase of common stock	(2,198,415)	(508,943)
Stockholder distributions from net realized gains	(4,296,106)	-

Net cash used in financing activities	(6,494,521)	(770,034)

Net (decrease) increase in cash and cash equivalents	1,499,413	(28,804,833)

Cash and cash equivalents, beginning of period	8,934,036	39,606,512

Cash and cash equivalents, end of period	$10,433,449	$10,801,679

Supplemental disclosure of non-cash financing activities
Decrease in deferred offering costs	$18,371	$-

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
September 30, 2013
(Unaudited)

			Shares /			Value
			Warrants /			as % of
Portfolio Company	Headquarters / Industry (1)	Type of Investment	Principal	Cost	Value (3)	Net Assets

Non-Control/Non-Affiliate Investments (4)

Private Portfolio Companies:
Livescribe, Inc.	Oakland, CA	Common Stock	9,686	$606,187	$-	0.00%
	Consumer Electronics

MBA Polymers, Inc.	Richmond, CA	Series G Convertible Preferred Stock	2,000,000	2,000,000	1,180,000	1.69%
	Plastics Recycling

BrightSource Energy, Inc.	Oakland, CA	Common Stock	132,972	1,756,202	860,000	1.23%
	Solar Thermal Energy	Series 1A Preferred Stock	2,353,455	700,202	400,000	0.57%
		Series 1 Convertible Preferred Stock	42,266	440,727	400,000	0.57%
		Subordinated Convertible Bridge Notes (2) (5)	$149,513	149,513	149,513	0.21%
		Original principal $146,567; PIK interest 11.5%;
		mature 7/10/2014

Harvest Power, Inc.	Waltham, MA	Series B Convertible Preferred Stock	580,496	2,499,999	3,480,000	4.97%
	Waste Management

Suniva, Inc.	Norcross, GA	Series D Convertible Preferred Stock	198	2,500,007	1,400,000	2.00%
	Solar Photovoltaic Cells

Xtime, Inc.	Redwood Shores, CA	Series 1A Convertible Preferred Stock	1,573,234	2,389,140	4,670,000	6.67%
	Software as a Service	Common Stock Warrants	n/a	610,860	1,350,000	1.93%
		Exercise price $0.01 per share; perpetual term
		Subject to restrictions on exercisability
		Common Stock Warrants	22,581	-	20,000	0.03%
		Exercise price $0.01 per share; expire 8/24/2018
		Subject to restrictions on exercisability

Kabam, Inc.	San Francisco, CA	Series D Convertible Preferred Stock	1,046,017	1,328,860	1,620,000	2.31%
	Online Multiplayer Games

TrueCar, Inc.	Santa Monica, CA	Common Stock	566,037	2,999,996	3,650,000	5.21%
	Consumer Website

Agilyx Corporation	Beaverton, OR	Series C Convertible Preferred Stock	1,092,956	4,000,000	2,770,000	3.96%
	Renewable Oils

Zoosk, Inc.	San Francisco, CA	Series E Convertible Preferred Stock	715,171	2,999,999	4,770,000	6.81%
	Online Dating

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
September 30, 2013
(Unaudited)

			Shares /			Value
			Warrants /			as % of
Portfolio Company	Headquarters / Industry (1)	Type of Investment	Principal	Cost	Value (3)	Net Assets

SilkRoad, Inc.	Chicago, IL	Series C Convertible Preferred Stock	17,711,654	5,000,000	7,220,000	10.31%
	Software as a Service	Preferred Stock Warrants	n/a	-	290,000	0.41%
		Exercise price $0.2823 per share (subject to
		adjustment); expire 6/30/2018
		Subject to restrictions on exercisability
		Subordinated Convertible Bridge Note (2) (5)	$1,008,667	1,008,667	1,008,667	1.44%
		Original principal $1,000,000; PIK interest 8%;
		matures 6/30/2014 (subject to certain conditions
		and events)

Glam Media, Inc.	Brisbane, CA	Series F Convertible Preferred Stock	1,196,315	4,999,999	5,750,000	8.21%
	Social Media

Stoke, Inc.	Santa Clara, CA	Common Stock	1,000,000	3,500,000	930,000	1.33%
	Communications Equipment

Jumptap, Inc.	Boston, MA	Series G Convertible Preferred Stock	695,023	4,999,995	7,200,000	10.28%
	Mobile Advertising

Deem, Inc.	San Francisco, CA	Series AA-1 Convertible Preferred Stock	59,469,532	3,000,000	3,000,000	4.28%
	E-commerce network

Subtotal - Non-Control/Non-Affiliate Investments, Private Portfolio Companies				$47,490,353	$52,118,180	74.42%

Publicly Traded Portfolio Companies:
Tremor Video, Inc.	New York, NY	Common Stock	599,999	4,000,001	4,984,192	7.12%
	Online Video Advertising

Subtotal - Non-Control/Non-Affiliate Investments, Publicly Traded Portfolio Companies				$4,000,001	$4,984,192	7.12%

Affiliate Investments (4)

Private Portfolio Companies:
Metabolon, Inc.	Durham, NC	Series D Convertible Preferred Stock	2,229,021	4,000,000	4,860,000	6.94%
	Molecular Diagnostics and Services

Subtotal - Affiliate Investments, Private Portfolio Companies				$4,000,000	$4,860,000	6.94%

Total - Investments in Portfolio Company Securities (6)				$55,490,354	$61,962,372	88.48%

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
September 30, 2013
(Unaudited)

		% of
Reconciliation to Net Assets	Amount	Net Assets

Investments in portfolio company securities at fair value	$61,962,372	88.48%
Cash and cash equivalents - includes investments in money market funds consisting of 10,337,031 Class A shares in the SEI Daily Income Trust Government Fund (SEOXX)	10,443,449	14.90%
with a value of $1 per share, or $10,337,031, which are income producing (2)
Prepaid expenses and other assets	78,974	0.11%
Deferred offering costs	17,177	0.02%

Less: Total Liabilities	(2,460,011)	(3.51%)

Net Assets	$70,031,961	100.00%

(1)
The Company invests in later stage, typically venture capital-backed, technology companies.  The corporate headquarters of the portfolio company may not be indicative of the primary source of the portfolio company’s business.  The industry description generally identifies the types of products or services provided by each portfolio company.

(2)	Investment is income producing.

(3)
All investments were valued at fair value as determined in good faith by the Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of September 30, 2013.  See Valuation of Investments under Note 2 of the Notes to Financial Statements.

(4)
Control Investments are defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as investments in which the Company owns more than 25% of the voting securities or where the Company has the ability to nominate greater than 50% of the board representation.  Affiliate Investments are defined by the 1940 Act as investments in which the Company owns between 5% and 25% of the voting securities.  Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(5)
Investment is payment-in-kind note.  Principal and cost includes accumulated payment-in-kind ("PIK") interest.  PIK interest rate is fixed for the term of the notes.  The PIK interest is computed at the contractual rate specified in each note and is added to the principal balance of the note and recorded as interest income as earned.  As of September 30, 2013, the Company was accruing PIK interest on each of its payment-in-kind notes, and none of such notes were on non-accrual status.

(6)	All portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act as of September 30, 2013.

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
December 31, 2012
(Unaudited)

						Value
			Shares /			as % of
Portfolio Company	Headquarters / Industry (1)	Type of Investment (2)	Warrants	Cost	Value (3)	Net Assets

Non-Control/Non-Affiliate Investments (4)

Private Portfolio Companies:
Livescribe, Inc.	Oakland, CA	Common Stock	9,686	$606,187	$-	0.00%
	Consumer Electronics

MBA Polymers, Inc.	Richmond, CA	Series G Convertible Preferred Stock	2,000,000	2,000,000	1,730,000	2.36%
	Plastics Recycling

BrightSource Energy, Inc.	Oakland, CA	Common Stock	132,972	1,756,203	1,630,000	2.22%
	Solar Thermal Energy	Series 1A Preferred Stock	2,500,005	743,803	630,000	0.86%
		Series 1 Convertible Preferred Stock	26,475	397,125	397,125	0.54%

Harvest Power, Inc.	Waltham, MA	Series B Convertible Preferred Stock	580,496	2,499,999	3,540,000	4.82%
	Waste Management

Suniva, Inc.	Norcross, GA	Series D Convertible Preferred Stock	198	2,500,007	1,280,000	1.74%
	Solar Photovoltaic Cells

Xtime, Inc.	Redwood Shores, CA	Series 1A Convertible Preferred Stock	1,573,234	2,389,140	3,530,000	4.81%
	Software as a Service	Common Stock Warrants	n/a	610,860	900,000	1.23%
		Exercise price $0.01 per share; perpetual term
		Subject to restrictions on exercisability
		Common Stock Warrants	22,581	-	12,878	0.02%
		Exercise price $0.01 per share; expire 8/24/2018
		Subject to restrictions on exercisability

Kabam, Inc.	San Francisco, CA	Series D Convertible Preferred Stock	1,046,017	1,328,860	980,000	1.33%
	Online Multiplayer Games

Tremor Video, Inc.	New York, NY	Series F Convertible Preferred Stock	642,994	4,000,001	3,850,000	5.25%
	Online Video Advertising

TrueCar, Inc.	Santa Monica, CA	Common Stock	566,037	2,999,996	2,680,000	3.65%
	Consumer Website

Agilyx Corporation	Beaverton, OR	Series C Convertible Preferred Stock	1,092,956	4,000,000	3,650,000	4.97%
	Renewable Oils

Zoosk, Inc.	San Francisco, CA	Series E Convertible Preferred Stock	715,171	2,999,999	3,080,000	4.20%
	Online Dating

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
December 31, 2012
(Unaudited)

						Value
			Shares /			as % of
Portfolio Company	Headquarters / Industry (1)	Type of Investment (2)	Warrants	Cost	Value (3)	Net Assets

SilkRoad, Inc.	Chicago, IL	Series C Convertible Preferred Stock	17,711,654	5,000,000	5,720,000	7.79%
	Software as a Service

Glam Media, Inc.	Brisbane, CA	Series F Convertible Preferred Stock	1,196,315	4,999,999	5,170,000	7.04%
	Social Media

Stoke, Inc.	Santa Clara, CA	Common Stock	1,000,000	3,500,000	3,040,000	4.14%
	Communications Equipment

Jumptap, Inc.	Boston, MA	Series G Convertible Preferred Stock	695,023	4,999,995	4,999,995	6.81%
	Mobile Advertising

Subtotal - Non-Control/Non-Affiliate Investments, Private Portfolio Companies				$47,332,174	$46,819,998	63.78%

Publicly Traded Portfolio Companies:
Solazyme, Inc.	South San Francisco, CA	Common Stock	147,927	1,505,162	1,162,706	1.58%
	Renewable Oils and Bioproducts

LifeLock, Inc.	Tempe, AZ	Common Stock	944,513	5,000,000	6,911,002	9.41%
	Identity Theft Protection

Subtotal - Non-Control/Non-Affiliate Investments, Publicly Traded Portfolio Companies				$6,505,162	$8,073,708	10.99%

Affiliate Investments (4)

Private Portfolio Companies:
Corsair Components, Inc.	Fremont, CA	Common Stock	640,000	3,411,080	5,530,000	7.53%
	PC Gaming Hardware	Common Stock Warrants	160,000	589,000	70,000	0.10%
		Exercise price $0.05 per share; expire 7/6/2016
		Subject to restrictions on exercisability

Metabolon, Inc.	Durham, NC	Series D Convertible Preferred Stock	2,229,021	4,000,000	4,530,000	6.17%
	Molecular Diagnostics and Services

Subtotal - Affiliate Investments, Private Portfolio Companies				$8,000,080	$10,130,000	13.80%

Total - Investments in Portfolio Company Securities (5)				$61,837,416	$65,023,706	88.57%

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
December 31, 2012
(Unaudited)

		% of
Reconciliation to Net Assets	Assets	Net Assets

Investments in portfolio company securities at fair value	$65,023,706	88.57%
Cash and cash equivalents - includes investments in money market funds consisting of 8,675,149 Class A shares in the SEI Daily Income Trust Government Fund (SEOXX) with a value of $1 per share, or $8,675,149, which are income producing	8,934,036	12.17%

Prepaid expenses and other assets	104,429	0.14%
Deferred offering costs	322,906	0.44%

Less: Total Liabilities	(972,137)	(1.32%)

Net Assets	$73,412,940	100.00%

(1)
The Company invests in later stage, typically venture capital-backed, technology companies.  The corporate headquarters of the portfolio company may not be indicative of the primary source of the portfolio company’s business.  The industry description generally identifies the types of products or services provided by each portfolio company.

(2)	All portfolio company investments were non-income producing.

(3)
Except for common stock in one publicly traded portfolio company, Solazyme, all investments were valued at fair value as determined in good faith by the Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of December 31, 2012.  See Valuation of Investments under Note 2 of the Notes to Financial Statements.

(4)
Control Investments are defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as investments in which the Company owns more than 25% of the voting securities or where the Company has the ability to nominate greater than 50% of the board representation.  Affiliate Investments are defined by the 1940 Act as investments in which the Company owns between 5% and 25% of the voting securities.  Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(5)
All portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act as of December 31, 2012, with the exception of 100,000 shares of Solazyme common stock acquired in open market transactions with a cost and value of $1,080,759 and $786,000, respectively, which represent approximately 1.5% and 1.1% of total assets, respectively.

The accompanying notes are an integral part of these financial statements.

1.	Description of Business

Keating Capital, Inc. (“Keating Capital” or the “Company”) was incorporated on May 9, 2008 under the laws of the State of Maryland and is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of November 20, 2008. The Company commenced its portfolio company investment activities in January 2010.  The shares of the Company's common stock have been listed on the Nasdaq Capital Market since December 12, 2011.

The Company’s investment objective is to maximize capital appreciation.  The Company seeks to accomplish its capital appreciation objective by making investments in the equity securities of later stage, typically venture capital-backed, pre-initial public offering (“pre-IPO”) companies that are committed to and capable of becoming public.  The Company generally acquires equity securities, including preferred stock that is convertible into common stock, common stock, and warrants exercisable into common or preferred stock.  To a lesser extent, the Company invests in convertible debt securities, such as convertible bridge notes, issued by a portfolio company typically seeking to raise capital to fund their operations until an IPO, sale or next equity financing event.  The Company generally intends to hold convertible debt securities, which are also referred as equity-linked securities, for the purpose of conversion into equity at a future date.  The Company’s investments are made principally through direct investments in prospective portfolio companies.  However, the Company may also purchase equity securities in private secondary transactions from current or former management or early stage investors in private companies that meet its investment criteria.

Keating Investments, LLC (“Keating Investments”), or the “investment adviser,” serves as the Company’s external investment adviser and also provides the Company with administrative services necessary for it to operate.  In this capacity, Keating Investments is primarily responsible for the selection, evaluation, structure, valuation and administration of the Company’s investment portfolio, subject to the supervision of the Company’s Board of Directors.  Keating Investments is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

2.	Basis of Presentation; Summary of Significant Accounting Policies

Basis of Presentation
The interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X.  In the opinion of management, all adjustments, all of which were of a normal recurring nature, considered necessary for the fair presentation of financial statements for the interim period have been included.  The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for any other interim period or for the year ending December 31, 2013.  The interim unaudited financial statements and notes hereto should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Consolidation
Under the 1940 Act rules and Accounting Standards Codification Topic 946, “Financial Services – Investment Companies,” (“ASC 946”), the Company is precluded from consolidating any entity other than another investment company or an operating company that provides substantially all of its services and benefits to the Company.  The Company’s financial statements include only the accounts of Keating Capital as the Company has no subsidiaries.

Reclassifications
For the three and nine months ended September 30, 2013, the Company separately classified custody fees, marketing and advertising expenses, and public and investor relations expenses as individual line items in its Statement of Operations.  Custody fees and marketing and advertising expenses were previously included as a component of general and administrative expenses, and public and investor relations expenses were previously included as a component of legal and professional fees.  For comparative purposes, these line items have been separately classified in the Statement of Operations for the three and nine months ended September 30, 2012.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period.  Such estimates and judgments could change in the future as more information becomes known, and actual results could differ from these estimates and the differences could be material.  The Company considers its significant estimates to include the fair value of investments in portfolio company securities (see “Valuation of Investments”) and income taxes (see “Income Taxes”).

Valuation of Investments
Investments are stated at value as defined under the 1940 Act, in accordance with the applicable regulations of the U.S. Securities and Exchange Commission (the “SEC”), and in accordance with Accounting Standards Codification Topic 820, “Fair Value Measurement and Disclosures,” (“ASC 820”).  Value, as defined in Section 2(a)(41) of the 1940 Act, is:  (i) the market price for those securities for which a market quotation is readily available, and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets (see Note 3).  The 1940 Act requires periodic valuation of each investment in the Company’s portfolio to determine the Company’s net asset value.  Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the closing market price on the valuation date; all other assets must be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

At September 30, 2013 and December 31, 2012, approximately 85.5% and 85.9%, respectively, of the Company’s gross assets represented investments in portfolio companies that are valued at fair value by the Board of Directors.  The Company makes investments in later stage, typically venture capital-backed, private, pre-IPO companies.  Given the nature of investing in the securities of private companies, the Company’s investments are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and the securities are no longer subject to any post-IPO lockup restrictions.  As such, the Company values all of its investments, other than unrestricted securities in publicly traded portfolio companies, at fair value as determined in good faith by the Company’s Board of Directors, pursuant to a consistent valuation policy in accordance with the provisions of ASC 820 and the 1940 Act.

Determination of fair values involves subjective judgments and estimates.  Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.  Changes in valuation of these equity securities are recorded in our Statement of Operations as “Net change in unrealized appreciation (depreciation) on investments.”

With respect to investments for which market quotations are not readily available, the Company’s Board of Directors undertakes a multi-step valuation process each quarter, as described below:

●
The Company’s quarterly valuation process begins with each portfolio company investment being initially valued by Keating Investments’ senior investment professionals responsible for the portfolio investment.

●
The Chairman of the Company’s Valuation Committee, in consultation with the Company’s management, will determine each calendar quarter which investments, if any, in the Company’s portfolio for which market quotations are not readily available will be reviewed by a third-party valuation firm.  The selection of a private portfolio company for periodic valuation review will be made in view of all facts and circumstances, however, there is no requirement that a particular portfolio company have its valuation reviewed by a third-party valuation firm in any specified time interval.

●
The Company’s Valuation Committee reviews the preliminary valuations, and the Company’s investment adviser and the third-party valuation firm respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee.

●
The Company’s Board discusses the valuations and determines, in good faith, the fair value of each investment in the Company’s portfolio for which market quotations are not readily available based on the input of the Company’s investment adviser, the third-party valuation firm, and the Company’s Valuation Committee.

Investment Categories and Approaches to Determining Fair Value
ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).  In accordance with ASC 820, the Company uses a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

●	Level 1: Observable inputs such as unadjusted quoted prices in active markets;

●	Level 2: Includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

●	Level 3: Unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company applies the framework for determining fair value as described above to the valuation of investments in each of the following categories:

Equity Investments
Equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as Level 1 assets.  However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices and, accordingly, are classified as Level 3 assets.

The fair values of the Company’s equity investments for which market quotations are not readily available (including investments in convertible preferred stock) are determined based on various factors and are classified as Level 3 assets.  To determine the fair value of a portfolio company for which market quotations are not readily available, the Company may analyze the portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors.  The Company may also consider other events, including the transaction in which the Company acquired its securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an initial public offering (“IPO”) by the portfolio company.  In addition, the Company may consider the trends of the portfolio company’s basic financial metrics from the time of its original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value.  The fair values of the Company’s portfolio company securities are generally discounted for lack of marketability or when the securities are illiquid, such as when there are restrictions on resale or the lack of an established trading market which will generally be the case for pre-IPO companies, as well as during any lockup period to which the Company is subject with respect to public companies in its portfolio.  (See “Significant Unobservable Inputs for Level 3 Portfolio Company Securities.”)

In cases where a portfolio company completes a subsequent financing with different rights and/or preferences that the equity securities the Company holds, or where the Company owns common stock in a portfolio company with preferred stock outstanding, or where a merger or acquisition event involving a portfolio company has been completed or is pending, the Company may also consider using option pricing models and/or a backsolve approach to derive the transaction value or marketable equity value, as the case may be.

The fair value of common and preferred stock warrants is generally determined by using option pricing models, such as the Black-Scholes model or, in cases of certain warrants where the Company’s ability to exercise may be contingent or be subject to certain metrics, a Monte Carlo simulation.

Debt Investments
Given the nature of the Company’s investments in convertible debt investments, principally convertible bridge notes issued by venture capital-backed portfolio companies, these investments are Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.  Since the Company invests in convertible bridge notes for the primary purpose of potential conversion into equity at a future date, the fair value of the Company’s convertible debt investments for which market quotations are not available is determined on an as-converted to equity basis using the same factors the Company uses to value its equity investments (including convertible preferred stock), as discussed above.  In making a good faith determination of the value of its convertible debt investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the original issue discount (“OID”), if any, and payment-in-kind (“PIK”) interest which has been accreted to principal as earned.

If the Company determines that there is a low likelihood that its convertible debt investments will be converted into equity or repaid in connection with an IPO, sale or next equity financing event, or will otherwise be held for cash payment at maturity, the Company applies a procedure that assumes a sale of the investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants.  The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept.  As part of this process, the Company will evaluate the creditworthiness of the portfolio company, its ability to meet its current debt obligations, the collateral (if any) for recoverability of the debt investment in the event of default, and whether the security lien, if any, is subordinated to senior lenders.  The Company will also use pricing of recently issued comparable debt securities, if available, to determine the baseline hypothetical market yield as of the measurement date.  The Company considers each portfolio company’s credit rating, if any, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each debt investment as of the measurement date.  The anticipated future cash flows from each debt investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, an assessment of the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.  If there is a significant deterioration of the credit worthiness of the debtor, the Company may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

When acquiring a debt instrument, the Company may receive warrants or other equity-related securities from the borrower in connection with the debt investment.  The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received.  Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Fair Value of Investments
The following table categorizes the Company’s cash equivalents, short-term investments, and portfolio company investments measured at fair value based upon the lowest level of significant input used in the valuation as of September 30, 2013 and December 31, 2012:

Description	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value

As of September 30, 2013
Private Portfolio Company Securities:
Preferred Stock	$-	$-	$48,720,000	$48,720,000
Preferred Stock Warrants	-	-	290,000	290,000
Common Stock	-	-	5,440,000	5,440,000
Common Stock Warrants	-	-	1,370,000	1,370,000
Subordinated Convertible Bridge Notes	-	-	1,158,180	1,158,180

Publicly Traded Portfolio Company Securities:
Common Stock	-	-	4,984,192	4,984,192

Cash Equivalents:
Money Market Funds	10,337,031	-	-	10,337,031

Total	$10,337,031	$-	$61,962,372	$72,299,403

As of December 31, 2012
Private Portfolio Company Securities:
Preferred Stock	$-	$-	$43,087,120	$43,087,120
Common Stock	-	-	12,880,000	12,880,000
Common Stock Warrants	-	-	982,878	982,878

Publicly Traded Portfolio Company Securities
Common Stock	1,162,706	-	6,911,002	8,073,708

Cash Equivalents:
Money Market Funds	8,675,149	-	-	8,675,149

Total	$9,837,855	$-	$63,861,000	$73,698,855

The following table provides a reconciliation of the changes in fair value for the Company’s portfolio company investments measured at fair value using significant unobservable inputs (Level 3) for the nine months ended September 30, 2013:

	Level 3 Portfolio Company Investments (Preferred Stock)	Level 3 Portfolio Company Investments (Preferred Warrants)	Level 3 Portfolio Company Investments (Common Stock)	Level 3 Portfolio Company Investments (Common Warrants)	Level 3 Portfolio Company Investments (Subordinated Convertible Bridge Notes)	Total

Fair Value at December 31, 2012	$43,087,120	$-	$19,791,002	$982,878	$-	$63,861,000

Purchases and other adjustments to cost of
Level 3 portfolio company securities (1)	3,000,000	-	-	-	1,158,180	4,158,180

Sale, exchange or conversion of Level 3 portfolio company securities (2)	(3,850,000)	-	103,665	(929,062)	-	(4,675,397)

Gross transfers out of Level 3 to Level 1 (2)	-	-	(6,911,002)	-	-	(6,911,002)

Total realized gains (losses) and change in unrealized
appreciation (depreciation)	6,482,880	290,000	(2,559,473)	1,316,184	-	5,529,591

Fair Value at September 30, 2013	$48,720,000	$290,000	$10,424,192	$1,370,000	$1,158,180	$61,962,372

Total change in unrealized appreciation (depreciation) on Level 3 portfolio company securities held at September 30, 2013	$6,482,880	$290,000	$(775,808)	$457,122	$-	$6,454,194

(1)	Purchases and other adjustments to cost of Level 3 portfolio company securities include purchases of new investments at cost and payment-in kind interest accreted to principal.

(2)
Exchanges, conversions and transfers out of Level 3 portfolio company securites are reflected at cost if originally acquired during the period or at the fair value as of the beginning of the period if originally acquired before the beginning of the period. Sales of Level 3 portfolio company securities are reflected at the net proceeds from the sale.

The following table provides a reconciliation of the changes in fair value for the Company’s portfolio company investments measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2012:

	Level 3 Portfolio Company Investments (Preferred Stock)	Level 3 Portfolio Company Investments (Preferred Warrants)	Level 3 Portfolio Company Investments (Common Stock)	Level 3 Portfolio Company Investments (Common Warrants)	Total

Fair Value at December 31, 2011	$25,981,874	$1,323	$8,399,996	$219,156	$34,602,349

Purchases and other adjustments to cost of
Level 3 portfolio company securities (1)	23,327,424	125,000	3,500,000	-	26,952,424

Sale, exchange or conversion of Level 3 portfolio company securities (2)	(7,450,370)	(126,323)	6,965,833	610,860	-

Gross transfers out of Level 3 to Level 1 (2)	-	-	-	-	-

Total realized gains (losses) and change in unrealized
appreciation (depreciation)	1,228,192	-	925,173	152,862	2,306,227

Fair Value at December 31, 2012	$43,087,120	$-	$19,791,002	$982,878	$63,861,000

Total change in unrealized appreciation (depreciation) on Level 3 portfolio company securities held at December 31, 2012	$1,228,192	$-	$925,173	$152,862	$2,306,227

(1)	Purchases and other adjustments to cost of Level 3 portfolio company securities include purchases of new investments at cost and paid-in kind interest accreted to principal.

(2)
Exchanges, conversions and transfers out of Level 3 portfolio company securites are reflected at cost if originally acquired during the period or at the fair value as of the beginning of the period if originally acquired before the beginning of the period. Sales of Level 3 portfolio company securities are reflected at the net proceeds from the sale.

Significant Unobservable Inputs for Level 3 Portfolio Company Securities
In accordance with ASC 820, the table set forth below provides quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of September 30, 2013 (unaudited).  In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements.  The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.  To the extent an unobservable input is not reflected in the table below, such input is deemed insignificant or is not applicable with respect to the Company’s Level 3 fair value measurements as of September 30, 2013.  Significant changes in the inputs in isolation would result in a significant change in the fair value measurement, depending on the input and the materiality of the investment.

	September 30, 2013
Investment Type	Fair Value	Valuation Techniques / Methodologies	Unobservable Input (1)	Range			Weighted Average (2)

Level 3 Portfolio Company Investments: Preferred Stock	$48,720,000	Comparable public companies	Revenue multiple	0.9	to	8.3	4.4
			Discount for lack of marketability	18%	to	40%	32%

		Discounted cash flow	Discount rate	23%	to	45%	37%
			Terminal revenue multiple	1.3	to	9.1	5.6
			Terminal EBITDA multiple	11.7	to	11.7	11.7
			Discount for lack of marketability	18%	to	40%	32%

Level 3 Portfolio Company Investments: Preferred Stock Warrants	$290,000	Option pricing model	Comparable public company equity volatility	36%	to	36%	36%

Level 3 Portfolio		Comparable public companies	Revenue multiple	2.4	to	7.2	5.8
Company Investments			Discount for lack of marketability	10%	to	45%	21%
Common Stock	$10,424,192
		Discounted cash flow	Discount rate	30%	to	45%	41%
			Terminal revenue multiple	3.4	to	3.4	3.4
			Terminal EBITDA multiple	11.7	to	23.4	21.2
			Discount for lack of marketability	10%	to	45%	21%

Level 3 Portfolio Company Investments: Common Stock Warrants	$1,370,000	Option pricing model	Comparable public company equity volatility	39%	to	39%	39%

Level 3 Portfolio Company Investments: Subordinated Convertible Bridge Notes	$1,158,180	Comparable public companies	Revenue multiple	4.6	to	5.7	5.1
			Discount for lack of marketability	20%	to	35%	33%

		Discounted cash flow	Discount rate	30%	to	38%	37%
			Terminal revenue multiple	7.5	to	7.5	7.5
			Terminal EBITDA multiple	11.7	to	11.7	11.7
			Discount for lack of marketability	20%	to	35%	33%

(1)
The significant unobservable inputs that may be used in the fair value measurement of the Company’s investments in convertible preferred stock, common stock, and warrants to purchase common or preferred stock for which market quotations are not readily available include: (i) revenue multiples for comparable transactions, (ii) revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), and price to earnings (“P/E”) multiples (collectively, “Multiples”) for comparable public companies, (iii) discounts rates and terminal year Multiples for comparable public companies applied in a discounted cash flow analysis of the portfolio company; and (iv) a discount for lack of marketability (“DLOM”). For some investments, additional consideration may be given to data from a prior or contemporaneous financing transaction, the last round of financing or a merger or acquisition event near the measurement date (collectively, a “Precedent Transaction”). Additional inputs used in the Black Scholes option pricing model include the equity volatility of comparable public companies, risk free interest rate and estimated time to exit.

Since the Company invests in convertible debt investments, principally convertible bridge notes, for the primary purpose of potential conversion into equity at a future date, the significant unobservable inputs that may be used in the fair value measurement of the Company’s convertible debt investments on an as-converted to equity basis are the same inputs used by the Company to value its equity securities (including convertible preferred stock). An option pricing model valuation technique may also be used to derive the fair value of the conversion feature of convertible notes. If the Company determines that there is a low likelihood that its convertible debt investments will be converted into equity or repaid in connection with an IPO, sale or next equity financing event, or will otherwise be held for cash payment at maturity, the significant unobservable inputs that may be used in the fair value measurement of the Company’s convertible debt are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, collateral, and other characteristics of the investment. In certain investments, the Company may value its convertible debt investments using a liquidation approach in which case the realizable value of the collateral would be a significant unobservable input.

(2)	Weighted average based on fair value of as of September 30, 2013.

Valuation of Financial Instruments
The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents (including money market funds), receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments.

Portfolio Company Investment Classification
The Company classifies its portfolio company investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to nominate greater than 50% of the board representation.  Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities.  Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

At September 30, 2013 and December 31, 2012, the Company had one portfolio company investment, Metabolon, Inc. (“Metabolon”), which was an Affiliate Investment, and no Control Investments.  In May 2013, the Company sold its investment in the common stock and common stock warrants of Corsair, which was also classified as an Affiliate Investment as of December 31, 2012. No interest or dividend income was derived from these Affiliate Investments as both were non-incoming producing equity investments (see Note 9).

Cash and Cash Equivalents
Cash and cash equivalents are composed of demand deposits with original maturities of 90 days or less and investments in money market funds.  The Company primarily invests its cash on hand in money market funds that invest primarily in U.S. Treasury securities, U.S. Government agency securities, and repurchase agreements fully collateralized by such securities.  Cash needed to fund the Company’s near-term operating expenses is held in a bank depository account.

Offering Costs
On March 15, 2012, the Company filed a registration statement on Form N-2 for an underwritten offering of its common stock, which was last amended by the Company on November 9, 2012.  For the year ended December 31, 2012, the Company incurred $322,906 in offering expenses associated with the underwritten offering, including the preparation of the registration statement in connection therewith.  However, the Company recognized a reduction in these offering expenses of $25,759 during the nine months ended September 30, 2013 due to a negotiated reduction of accounts payable due to a vendor.  Such offering costs were initially capitalized.  On May 20, 2013, the Company withdrew its registration statement for the contemplated underwritten offering of its common stock based on its determination that an underwritten offering was not feasible at the time.  Since no securities were issued or sold pursuant to the registration statement, the Company charged-off $287,358 of the deferred offering costs related to legal, audit and printing costs, with the remaining $9,789 of deferred offering costs related to regulatory filing fees available for future registration statement filings being reclassified as an addition to prepaid expenses.

On October 2, 2013, the Company filed a registration statement on Form N-2 for a rights offering of its common stock to record stockholders.  During the three months ended September 30, 2013, the Company incurred $17,177 in offering expenses associated with the rights offering, including the preparation of the registration statement in connection therewith.  These offering costs were capitalized and are reflected as deferred offering costs in the Company’s statement of assets and liabilities as of September 30, 2013.  See Note 10.

Concentration of Credit Risk
The Company may place its cash and cash equivalents with various financial institutions and, at times, cash held in depository accounts at such institutions may exceed the Federal Deposit Insurance Corporation insured limit.  The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

Securities Transactions
Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date).  Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.  Cash due from brokers related to sales of securities that had not settled as of the balance sheet date is classified as receivable for investments sold.  Commissions and other costs associated with transactions involving securities, including legal expenses, are included in the cost basis of purchases and deducted from the proceeds of sales.

Interest and Dividend Income
Interest income from certificates of deposit and other short-term investments is recorded on an accrual basis to the extent such amounts are expected to be collected, and accrued interest income is evaluated periodically for collectability.  PIK interest represents contractually deferred interest computed at a contractual rate specified in the loan agreement.  PIK interest may be prepaid by either contract or the portfolio company’s election, but generally is paid at the end of the loan term.  PIK interest is added to the principal balance of the loan, and is generally recorded as interest income on an accrual basis to the extent such PIK interest is expected to be collected. The Company recorded $11,613 in PIK interest income during the three and nine months ended September 30, 2013.  During 2012, the Company did not hold any debt investments of any kind.  See “Income Taxes” below.

When one of the Company’s loans becomes more than 90 days past due, or if the Company otherwise does not expect the portfolio company to be able to service its debt and other obligations, the Company will, as a general matter, place the loan on non-accrual status and generally will cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, the Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.  If the fair value of a loan is below cost, the Company may cease recognizing PIK interest on the debt investment until such time that the fair value equals or exceeds cost.

The Company’s preferred equity investments may pay fixed or adjustable rate, non-cumulative dividends and will generally have a “preference” over common equity in the payment of non-cumulative dividends and the liquidation of a portfolio company's assets.  In order to be payable, non-cumulative distributions on such preferred equity must be declared by the portfolio company's board of directors.  Non-cumulative dividend income from preferred equity investments in portfolio companies is recorded when such dividends are declared or at the point an obligation exists for a portfolio company to make a distribution.  In limited instances, the Company’s preferred equity investments may include cumulative dividend provisions, where such cumulative dividends, whether or not declared, accrue at a specified rate from the original investment date, have a “preference” over other classes of preferred equity and common equity with respect to payment, and are payable only when declared by a portfolio company’s board of directors or upon a qualifying liquidation event.  Cumulative dividends are recorded when such dividends are declared by the portfolio company’s board of directors, or when a specified event occurs triggering an obligation to pay such dividends.  When recorded, cumulative dividends are added to the balance of the preferred equity investment and are recorded as dividend income in the statement of operations.  Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to the Company’s convertible preferred stock investments, these investments are considered to be non-income producing.  During the three and nine months ended September 30, 2013 and 2012, there were no non-cumulative or cumulative dividends recorded.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition (after reduction for commissions and other selling expenses).  Realized gains and losses on investment transactions are determined by specific identification.  Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes
Effective January 1, 2010, the Company elected to be treated for tax purposes as a RIC under the Code.  The Company intends to operate so as to qualify as a RIC.  To maintain RIC tax treatment, the Company must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its investment company taxable income.  To maintain the Company’s status as a RIC, PIK interest, which is a non-cash source of income, must generally be distributed to stockholders at least annually from other sources such as available cash or the proceeds from the disposition of investments.  However, since the Company does not expect to have investment company taxable income, the Company would generally not be required to distribute PIK interest from its available cash or the proceeds from the disposition of investments.

As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any investment company taxable income (which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) or any realized net capital gains (which is generally net realized long-term capital gains in excess of net realized short-term capital losses) that the Company distributes to its stockholders as dividends.  Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses.  In addition, taxable income generally excludes any unrealized appreciation or depreciation in the Company’s portfolio company investments, because gains and losses are not included in taxable income until they are realized and required to be recognized.

The Company is not required to distribute its realized net capital gains, if any, to stockholders to maintain RIC tax treatment.  However, the Company generally will have to pay corporate-level federal income taxes on any realized net capital gains that the Company does not distribute to its stockholders.  In the event the Company retains any of its realized net capital gains, including amounts retained to pay incentive fees to the investment adviser, the Company may designate the retained amount as a deemed distribution to stockholders and will be required to pay corporate-level tax on the retained amount.

The Company would also be subject to certain excise taxes imposed on RICs if it fails to distribute during each calendar year an amount at least equal to the sum of:  (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years.  The Company will not be subject to this excise tax on amounts on which the Company is required to pay corporate income tax (such as retained realized net capital gains).

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions from net realized gains for financial reporting purposes may include short-term capital gains which are included in ordinary income for tax purposes.  Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on the net assets or net asset value per share and are intended to enable the Company’s stockholders to determine the amount of accumulated and undistributed earnings they potentially could receive in the future and on which they could be taxed.

Because the Company distributed its net realized capital gains for the year ended December 31, 2012, no corporate-level federal income or excise taxes were due on such net realized capital gains and, as such, the Company did not make any provision for federal income or excise taxes as of December 31, 2012.  See “Dividends and Distributions” below.

As of December 31, 2012, the Company’s net investment loss (before incentive fees) of $3,627,467, representing the Company’s 2012 ordinary loss for tax purposes which may not be carried forward to future years by a RIC, was charged to additional paid-in-capital.  The portion of the Company’s net investment loss attributable to incentive fee expense has not been charged to additional paid-in-capital as of December 31, 2012 since incentive fee expense represents a temporary, rather than permanent, book-to-tax difference.

The aggregate gross unrealized appreciation and depreciation, the net unrealized appreciation, and the aggregate cost of the Company’s portfolio company securities for federal income tax purposes as of September 30, 2013 and December 31, 2012 were as follows:

	September 30,	December 31,
	2013	2012

Aggregate cost of portfolio company securities
for federal income tax purposes (1)	$55,478,741	$61,837,416

Gross unrealized appreciation of portfolio company securities	14,035,343	8,012,803
Gross unrealized depreciation of portfolio company securities	(7,563,325)	(4,826,513)

Net unrealized appreciation of portfolio company securities	$6,472,018	$3,186,290

(1) Excludes cumulative PIK interest accreted to principal.

As of December 31, 2012, the Company had no undistributed ordinary income, undistributed long-term capital gains or capital loss carryforwards for federal income tax purposes.  As of September 30, 2013, the Company had no undistributed ordinary income, undistributed long-term capital gains of $104,072, and no capital loss carryforwards for federal income tax purposes.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the applicable period.  Although the Company files federal and state tax returns, its major tax jurisdiction is federal.  The 2010, 2011 and 2012 federal tax years for the Company remain subject to examination by the Internal Revenue Service.  The 2010, 2011 and 2012 state tax years for the Company remain subject to examination by the Colorado Department of Revenue.

As of September 30, 2013 and December 31, 2012, the Company had not recorded a liability for any unrecognized tax positions.  Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.  The Company’s policy is to include interest and penalties related to income taxes, if applicable, in general and administrative expenses.  There were no such expenses for the three months ended September 30, 2013 and 2012.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) modernized several of the federal income and excise tax provisions related to RICs.  Under the RIC Act, capital losses incurred during the Company’s 2011 taxable year and after may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.

Dividends and Distributions
Dividends and distributions to common stockholders must be approved by the Company’s Board of Directors and any dividend payable is recorded on the ex-dividend date.

On December 6, 2012, the Company’s Board of Directors declared a cash distribution of $282,203, or $0.03 per share outstanding on the record date.  The distribution was paid on December 26, 2012 to the Company’s stockholders of record as of December 14, 2012.  This distribution represented a distribution of the Company’s net realized capital gains for the year ended December 31, 2012.  For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof.  The Company’s cash distribution of $282,203 to stockholders in December 2012 was characterized as a distribution of long-term capital gains for income tax purposes since it represented a distribution of the Company’s net realized capital gains for the year ended December 31, 2012, all of which were long-term in nature.

On May 28, 2013, the Company’s Board of Directors declared a special dividend of $0.24 per share for each of the second and third quarters of 2013.  The cash distribution amounts, ex-dividend, record and payment dates for the second and third quarter of 2013 special dividends are set forth in the table below.

Special Dividend	Amount per Share	Ex-Dividend Date	Record Date	Payment Date
Second Quarter	$0.24	June 12, 2013	June 14, 2013	June 26, 2013
Third Quarter	$0.24	Sept. 11, 2013	Sept. 13, 2013	Sept. 25, 2013

On June 26, 2013 the Company paid the second quarter cash dividend in an aggregate amount of $2,164,145 based on a total of 9,017,270 shares of common stock outstanding as of the record date of June 14, 2013.  On September 25, 2013, the Company paid the third quarter cash dividend in an aggregate amount of $2,131,961 based on a total of 8,883,171 shares of common stock outstanding as of the record date of September 13, 2013.

The determination of the tax attributes of the Company’s 2013 dividends will be made as of the end of 2013 based upon the Company’s net realized gains for the full year and distributions paid for the full year.  Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year.  If the Company had determined the tax attributes of its distributions year-to-date as of September 30, 2013, all of such distributions would be from long-term capital gains.

The Company maintains a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash.  As a result, if the Company declares a dividend, stockholders who have not “opted out” of the DRIP by the dividend record date will have their dividend automatically reinvested into additional shares of common stock.  Although the Company has a number of options to satisfy the share requirements of the DRIP, it currently expects that the shares required to be purchased under the DRIP will be acquired through open market purchases of common stock by the DRIP plan administrator.  The shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator.

Distributions to the Company’s stockholders will be payable only when and as declared by the Company’s Board of Directors and will be paid out of assets legally available for distribution.  All distributions will be paid at the discretion of the Board of Directors.  The Company’s Board of Directors maintains a variable dividend policy with the objective of distributing to stockholders, on at least an annual basis, an amount that equals between 90% and 100% of the Company’s net capital gains (which are defined as the Company’s realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser.  Since the Company’s portfolio company investments will typically not generate current income (i.e., dividends or interest income), the Company does not typically expect to generate net ordinary income from which it could make distributions to its stockholders.  The amount of distributions will also depend on the Company’s financial condition, maintenance of its RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as the Company’s Board of Directors may deem relevant from time to time.

In the event the Company retains some or all of its realized net capital gains, including amounts retained to pay incentive fees to the investment adviser, the Company may designate the retained amount as a deemed distribution to stockholders.  In such case, among other consequences, the Company will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax the Company pays on the retained realized net capital gain.

Per Share Information
Net changes in net assets resulting from operations per common share, or basic earnings per share, are calculated using the weighted average number of common shares outstanding for the period presented.  Diluted earnings per share are not presented as there are no potentially dilutive securities outstanding.

3.	Investments

The Company’s investments in portfolio companies consist of securities issued by private and publicly traded companies consisting of convertible preferred stock, common stock, subordinated convertible bridge notes, and warrants to purchase common and preferred stock.  During the three months ended September 30, 2013, the Company invested in the subordinated convertible bridge notes of two existing portfolio companies, BrightSource Energy, Inc. and SilkRoad and in the convertible preferred stock of Deem, Inc. (“Deem”).   During the three months ended September 30, 2013, the Company did not dispose of its interests in any portfolio company.

The following table summarizes the net realized gains and net change in unrealized appreciation (depreciation) for the three and nine months ended September 30, 2013 for:  (i) the Company’s portfolio company investments sold during the nine months ended September 30, 2013, and (ii) the Company’s portfolio company investments held at September 30, 2013.

	Three Months Ended		Nine Months Ended
	September 30, 2013		September 30, 2013
Portfolio Companies	Net Realized Gains	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gains	Net Change in Unrealized Appreciation (Depreciation)

Portfolio Company Investments Sold During Three and Nine Months Ended September 30, 2013
Corsair Components, Inc. (sold in May 2013)	$-	$-	$675,317	$(1,599,920)
LifeLock, Inc. (sold in April / May 2013)	-	-	3,675,041	(1,911,002)
Solazyme, Inc. (sold in May 2013)	-	-	49,820	342,456

Subtotal - Portfolio Company Investments Sold During Three and Nine Months Ended September 30, 2013	-	-	4,400,178	(3,168,466)

Portfolio Company Investments Held at September 30, 2013	-	5,094,208	-	6,454,194

Total - All Portfolio Companies	$-	$5,094,208	$4,400,178	$3,285,728

See the accompanying schedule of investments for the fair value of the Company’s investments in portfolio companies.  The methodology for the determination of the fair value of the Company’s investments in portfolio companies is discussed in Note 2.

The following table summarizes the composition of the Company’s investment portfolio by type of security at cost and fair value as of September 30, 2013 and December 31, 2012.

	September 30, 2013			December 31, 2012
			Percentage			Percentage
Investment Type	Cost	Fair Value	of Portfolio	Cost	Fair Value	of Portfolio

Private Portfolio Companies:
Preferred Stock	$40,858,928	$48,720,000	78.63%	$41,858,928	$43,087,120	66.26%
Preferred Stock Warrants	-	290,000	0.47%	-	-	0.00%
Common Stock	8,862,385	5,440,000	8.78%	12,273,466	12,880,000	19.81%
Common Stock Warrants	610,860	1,370,000	2.21%	1,199,860	982,878	1.51%
Subordinated Convertible Bridge Notes	1,158,180	1,158,180	1.87%	-	-	0.00%

Subtotal - Private Portfolio Companies	51,490,353	56,978,180	91.96%	55,332,254	56,949,998	87.58%

Publicly Traded Portfolio Companies:
Common Stock	4,000,001	4,984,192	8.04%	6,505,162	8,073,708	12.42%

Total - Private and Publicly Traded Portfolio Companies	$55,490,354	$61,962,372	100.00%	$61,837,416	$65,023,706	100.00%

4.	Related Party Agreements and Transactions

Investment Advisory and Administrative Services Agreement
Subject to the overall supervision of the Company’s Board of Directors, the investment adviser manages the Company’s day-to-day operations and provides the Company with investment advisory services.  Under the terms of the Investment Advisory and Administrative Services Agreement, the investment adviser:  (i) determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the  investment portfolio and the manner of implementing such changes; (ii) determines which securities the Company will purchase, retain or sell; (iii) identifies, evaluates and negotiates the structure of investments the Company makes, including performing due diligence on prospective portfolio companies; and (iv) closes, monitors and services the investments the Company makes.

The investment adviser’s services under the Investment Advisory and Administrative Services Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

The Company pays the investment adviser a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components:  (i) a base management fee, and (ii) an incentive fee.  The Company’s officers do not receive any compensation directly from the Company.  However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by the Company to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

Base Management Fee
The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of the Company’s gross assets, where gross assets include any borrowings for investment purposes.  The Company did not have any borrowings during the nine months ended September 30, 2013 or the year ended December 31, 2012.  The Base Fee is payable monthly in arrears, and is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter.

Incentive Fee
The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date), and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in the Company’s portfolio.  For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for the Company’s investments and include both long-term (held more than 12 months) and short-term holdings.  The investment adviser is not entitled to an incentive fee on investment income generated from interest or dividends on its portfolio company investments.  For purposes of calculating the incentive fee, realized capital gains and losses include both short-term and long-term capital gains and losses.

As of September 30, 2013 and for the year ended December 31, 2012, no incentive fees were payable to the investment adviser in accordance with the contractual terms of the Investment Advisory and Administrative Services Agreement since the Company did not generate net realized capital gains in excess of gross unrealized depreciation during such periods.

During the three months ended September 30, 2013, the Company recorded an increase in incentive fee expense of $1,018,842 resulting from an increase in net unrealized appreciation on the Company’s portfolio company investments of $5,094,208 during such period.  During the three months ended September 30, 2012, the Company recorded an increase in incentive fee expense of $242,117 resulting from:  (i) an increase in net unrealized appreciation on the Company’s portfolio company investments of $1,332,013 during such period, and (ii) a decrease in the Company’s cumulative net realized capital gains of $121,428 during such period.

During the nine months ended September 30, 2013, the Company recorded an increase in incentive fee expense of $1,537,181 resulting from:  (i) an increase in net unrealized appreciation on the Company’s portfolio company investments of $3,285,728 during such period, and (ii) an increase in the Company’s cumulative net realized capital gains of $4,400,178 during such period.  During the nine months ended September 30, 2012, the Company recorded an increase in incentive fee expense of $453,498 resulting from:  (i) an increase in net unrealized appreciation of $1,985,284 on the Company’s portfolio company investments during such period, and (ii) an increase in the Company’s cumulative net realized capital gains of $282,203 during such period.

The incentive fees are calculated and paid annually based on cumulative net realized capital gains (taking into account cumulative realized capital losses) reduced by unrealized depreciation on any investments that have a fair value below the Company’s investment cost and incentive fees previously paid.  Accordingly, as of September 30, 2013 and December 31, 2012, the accrued incentive fee related to net unrealized appreciation may differ from the actual incentive fee that may be paid to the investment adviser depending on whether the Company is ultimately able to dispose of its portfolio company investments and generate a net realized capital gain at least commensurate with the net unrealized appreciation recorded as of September 30, 2013 and December 31, 2012.  Further, as of September 30, 2013 and December 31, 2012, no incentive fees related to the cumulative net realized capital gain were due and payable to the investment adviser since the aggregate unrealized depreciation on the Company’s investments that have a fair value below the Company’s investment cost exceeded the amount of the cumulative net realized capital gain.

Administrative Services
Pursuant to the Investment Advisory and Administrative Services Agreement, the investment adviser furnishes the Company with office facilities, equipment, and clerical, bookkeeping and record-keeping services.  The investment adviser also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which the Company is required to maintain, and preparing reports to the Company’s stockholders and reports filed with the SEC.

In addition, the investment adviser assists the Company with its portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing stockholder and investor relations services, determining and publishing its net asset value, overseeing the preparation and filing of its tax returns, printing and disseminating reports to its stockholders, providing support for its risk management efforts and generally overseeing the payment of its expenses and performance of administrative and professional services rendered to the Company by others.

The Company reimburses the investment adviser for the allocable portion of overhead and other expenses incurred by the investment adviser in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the allocable portion of compensation of the Company’s Chief Financial Officer and Chief Compliance Officer, and their respective staff.  The allocation ratio with respect to compensation of the Company’s Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of the Company and Keating Investments, respectively.  Allocated administrative expenses are payable to the investment adviser monthly in arrears.  Effective beginning February 20, 2013, the Chief Financial Officer and Chief Compliance Officer positions have been held by a single individual.

Duration and Termination
An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by the Company’s Board of Directors on April 17, 2009, and by the Company’s stockholders on May 14, 2009.  On April 25, 2013, the Company’s Board of Directors (including the non-interested directors) renewed the current Investment Advisory and Administrative Services Agreement for an additional year.  The current Investment Advisory and Administrative Services Agreement will remain in effect from year-to-year thereafter if approved annually by:  (i) the vote of the Board of Directors, or by the vote of a majority of the Company’s outstanding voting securities, and (ii) the vote of a majority of the directors who are not interested persons.  An affirmative vote of the holders of a majority of the Company’s outstanding voting securities is also necessary in order to make material amendments to the current Investment Advisory and Administrative Services Agreement.

The Investment Advisory and Administrative Services Agreement automatically terminates in the event of its assignment. As required by the 1940 Act, the Investment Advisory and Administrative Services Agreement provides that the Company may terminate the agreement without penalty upon 60 days’ written notice to the investment adviser.  If the investment adviser wishes to voluntarily terminate the Investment Advisory and Administrative Services Agreement, it must give stockholders a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination.  The Investment Advisory and Administrative Services Agreement may also be terminated, without penalty, upon the vote of a majority of the Company’s outstanding voting securities.

License Agreement
The Company entered into a license agreement with the investment adviser, pursuant to which the investment adviser granted the Company a non-exclusive license to use the name “Keating.”  Under the license agreement, the Company has the right to use the “Keating” name and logo for so long as Keating Investments or one of its affiliates remains the Company’s investment adviser.  Other than with respect to this limited license, the Company has no legal right to the “Keating” name or logo. The License Agreement will remain in effect for as long as the Investment Advisory and Administrative Services Agreement with the investment adviser is in effect.

5.	Capital Stock

The Company’s authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which has initially been designated as common stock.  Each share of common stock entitles the holder to one vote.

On May 9, 2012, the Company’s Board of Directors authorized a stock repurchase program of up to $5 million for a period of six months, which was subsequently extended until May 8, 2013.  On April 25, 2013, the Company’s Board of Directors further extended the stock repurchase program until November 8, 2013.  Under the repurchase program, the Company is authorized to repurchase shares of the Company’s common stock up to $5 million in open market transactions, including through block purchases, depending on prevailing market conditions and other factors.  The repurchase program may be extended, modified or discontinued at any time for any reason.  The repurchase program does not obligate the Company to acquire any specific number of shares, and all repurchases will be made in accordance with SEC Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of stock repurchases.

During the three and nine months ended September 30, 2013, the Company repurchased 136,886 and 339,445 shares of its common stock at an average price of $6.52 and $6.48 per share, respectively, including commissions, with a total cost of $892,854 and $2,198,415, respectively.  The Company’s net asset value per share increased by $0.05 per share as a result of the share repurchases during the nine months ended September 30, 2013.  The weighted average discount to net asset value per share of the shares repurchased during the nine months ended September 30, 2013 was 18%.

Since inception of the stock repurchase program, the Company has repurchased a total of 448,441 shares of common stock, which shares have not been retired or cancelled, remain issued but not outstanding shares, and were held in treasury as of September 30, 2013.  The Company has accounted for the repurchases of its common stock under the cost method, such that repurchased shares were recorded as treasury stock based on the actual cost of the repurchases.

On October 24, 2013, the Company’s Board of Directors discontinued the stock repurchase program in order to make additional capital available for potential new investment opportunities (see Note 10).

6.	Commitments and Contingencies

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time.  At September 30, 2013, the Company had not entered into any investment agreements which required it to make a future investment in a portfolio company.

The Company maintains liability insurance for its officers and directors.  The Company has also agreed to indemnify its directors and officers to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Under the Investment Advisory and Administrative Services Agreement, absent the willful misfeasance, bad faith or gross negligence of the investment adviser or the investment adviser’s reckless disregard of its duties and obligations, the Company has agreed to indemnify the investment adviser (including its officers, managers, agents, employees and members) for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of the investment adviser’s performance of its duties and obligations under the Investment Advisory and Administrative Services Agreement or otherwise as the Company’s investment adviser, except to the extent specified in the 1940 Act.

As of September 30, 2013, the Company was not a party to any material legal proceedings.  However, from time to time, the Company may be party to certain legal proceedings incidental to the normal course of its business including the enforcement of its rights under contracts with its portfolio companies.

7.	Changes in Net Assets Per Share

The following table sets forth the computation of the basic and diluted per share net decrease in net assets resulting from operations for the three and nine months ended September 30, 2013 and 2012:

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012

Net decrease in net assets resulting from operations	$3,147,974	$128,070	$3,113,542	$(925,316)

Basic and diluted weighted average shares outstanding	8,932,438	9,237,502	9,060,762	9,265,626

Basic and diluted net increase (decrease) in net assets per share
resulting from operations	$0.35	$0.01	$0.34	$(0.10)

During the three and nine months ended September 30, 2013 and 2012, the Company had no dilutive securities outstanding.

8.	Financial Highlights

The following is a schedule of financial highlights for the nine months ended September 30, 2013 and 2012.

	Nine Months Ended
	September 30,	September 30,
	2013	2012

Per common share data
Net asset value, beginning of period	$8.00	$8.23

Net investment loss	(0.50)	(0.34)
Net realized gain on investments	0.48	0.03
Net change in unrealized appreciation on investments	0.36	0.21

Net increase (decrease) in net assets resulting from operations	0.34	(0.10)

Stockholder distributions:
Stockholder distributions paid from net realized gains	(0.48)	-

Net decrease in net assets resulting from stockholder distributions	(0.48)	-

Capital stock transactions:
Repurchases of common stock (1)	0.07	0.01

Net increase in net assets from capital stock transactions	0.07	0.01

Net asset value, end of period	$7.93	$8.14

Ratios and supplemental data:
Per share market price, end of period	$7.43	7.08
Total return based on change in net asset value (2)	5.24%	(1.09%)
Total return based on stock price (3)	26.90%	(16.31%)
Common shares outstanding, end of period	8,835,340	9,213,311
Weighted average common shares outstanding during period	9,060,762	9,265,626
Net assets, end of period	$70,031,961	$74,950,456
Annualized ratio of operating expenses to average net assets (4)	7.82%	5.43%
Annualized ratio of net investment loss to average net assets	(8.51%)	(5.63%)
Weighted average debt per common share (5)	$-	$-
Portfolio turnover (6)	20.81%	2.46%

(1)
The increase in net asset value per share attributable to repurchases of common stock for the nine months ended September 30, 2013 was $0.05 per share.  However, for purposes of this presentation, the per share amount attributable to purchases of common stock was increased by $0.02 per share to a total of $0.07 per share to reconcile the change in net asset value per share to the other per share information presented.

(2)
Total return based on change in net asset value equals the change in the end of the period net asset value over the beginning of the period net asset value plus distributions during the period, divided by the beginning of the period net asset value.  The total return has not been annualized.

(3)
Total return based on stock price is calculated based on the change in the market price of the Company's shares taking into account distributions reinvested in accordance with the Company's dividend reinvestment plan.   The total return has not been annualized.

(4)
Incentive fees payable to the Company's investment adviser are not annualized.  Separately calculated, the ratio of non-annualized incentive fees to average net assets were 2.15% and 0.60% for the nine months ended September 30, 2013 and 2012, respectively.

(5)	During the nine months ended September 30, 2013 and 2012, the Company did not have any debt for borrowed money.

(6)	Portfolio turnover is calculated as net proceeds from the sale of portfolio company investments during the period divided by average net assets during the period.

9.	Investments in and Advances to Affiliates

During the three months ended September 30, 2013, the Company had one portfolio company investment, Metabolon, which was Affiliate Investment, and the Company had no Control Investments.  However, in May 2013, the Company disposed of its investment in the common stock and common stock warrants of Corsair, which was considered an Affiliate Investment.  The following is a schedule of the Company’s investments in these two affiliates during the three and nine months ended September 30, 2013 and 2012.  During the three and nine months ended September 30, 2013 and 2012, the Company made no advances to these affiliates.

			Three Months Ended	Nine Months Ended
			September 30, 2013	September 30, 2013

Portfolio Company (1)	Investment Description	Number of Shares / Warrants	Amount of Interest and Dividends Credited to Income (2)	Amount of Interest and Dividends Credited to Income (2)	December 31, 2012 Fair Value	Gross Additions (3)	Gross Reductions (4)	September 30, 2013 Fair Value

Affiliate Investments

Corsair Components, Inc.	Common Stock	-	$-	$-	$5,530,000	$-	$(5,530,000)	$-
	Common Stock Warrants	-	-	-	70,000	-	(70,000)	-

Subtotal - Corsair Components, Inc.				-	5,600,000	-	(5,600,000)	-

Metabolon, Inc.	Series D Convertible Preferred Stock	2,229,021	-	-	4,530,000	330,000	-	4,860,000

Total Affiliate Investments			$-	$-	$10,130,000	$330,000	$(5,600,000)	$4,860,000

(1)	The Company had no control investments as defined by the 1940 Act during the six months ended September 30, 2013.

(2)
Affiliate investments consist of convertible preferred stock, common stock and common stock warrants that are generally non-income producing and restricted.  The convertible preferred stock investment carries a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors.   Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

(3)
Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, and exchange of one or more existing securities for one or more new securities. Gross additions also include net decreases in unrealized depreciation or net increases in unrealized appreciation.

(4)
Gross reductions include decreases in investments resulting from sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

The above schedules should be read in conjunction with the Schedule of Investments and Notes 2 and 3 to these Financial Statements.

10.	Subsequent Events

In preparing these financial statements, the Company has evaluated events after September 30, 2013.  Except as set forth below, there were no subsequent events since September 30, 2013 that would require adjustment to or additional disclosure in these financial statements.

On October 2, 2013, the Company filed a registration statement on Form N-2 for a rights offering of its common stock to record stockholders.  The terms of the rights offering have not been set by the Company’s Board of Directors.  There is no assurance that the Company will be able to complete the rights offering.

On October 10, 2013, the Company purchased $58,627 of convertible notes of BrightSource under a third and final drawdown of $10 million under a $35 million credit facility with existing investors.  Immediately after the third drawdown, the Company exchanged 58,620 shares of Series 1A preferred stock for 3,908 shares of Series 1 preferred stock.  The Company also received 2,408 shares of Series 1 preferred stock in the third drawdown as consideration for its purchase of convertible notes in excess of its pro rata amount.

On October 24, 2013, the Company’s Board of Directors discontinued the Company’s stock repurchase program in order to make additional capital available for potential new investment opportunities.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Keating Capital, Inc.

We have audited the accompanying statements of assets and liabilities of Keating Capital, Inc. (the “Company,” a Maryland corporation), including the schedules of investments, as of December 31, 2012 and 2011, the related statements of operations, cash flows and changes in net assets for each of the three years in the period ended December 31, 2012, and the related financial highlights for each of the four years in the period ended December 31, 2012 and for the period from May 9, 2008 (Inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012 and 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keating Capital, Inc. as of December 31, 2012 and 2011, the results of its operations, its cash flows, the changes in its net assets for each of the three years in the period ended December 31, 2012, and  the related financial highlights for each of the four years in the period ended December 31, 2012 and for the period from May 9, 2008 (Inception) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
February 15, 2013

Keating Capital, Inc.
Statements of Assets and Liabilities

	December 31,	December 31,
	2012	2011

Assets
Investments in portfolio company securities at fair value:
Non-control/non-affiliate investments:
Private portfolio companies
(Cost: $47,332,174 and $25,379,750, respectively)	$46,819,998	$24,992,349
Publicly-traded portfolio companies
(Cost: $6,505,162 and $2,553,250, respectively)	8,073,708	2,671,631
Affiliate investments:
Private portfolio companies
(Cost: $8,000,080 and $8,000,080, respectively)	10,130,000	9,610,000
Total, investments in portfolio company securities at fair value	65,023,706	37,273,980
(Cost: $61,837,416 and $35,933,080, respectively)

Cash and cash equivalents	8,934,036	39,606,512
Prepaid expenses and other assets	104,429	62,746
Deferred offering costs	322,906	-

Total assets	$74,385,077	$76,943,238

Liabilities
Base management fees payable to investment adviser	$128,746	$130,969
Accrued incentive fees payable to investment adviser	693,699	268,180
Administrative expenses payable to investment adviser	51,396	47,285
Accounts payable	90,139	70,602
Accrued expenses and other liabilities	8,157	41,487

Total liabilities	972,137	558,523

Net assets
Common stock, $0.001 par value; 200,000,000 authorized; 9,283,781 and 9,283,781 shares issued, respectively	$9,284	$9,284
Additional paid-in capital	71,675,244	75,302,711
Treasury stock, at cost, 108,996 and 0 shares held, respectively	(764,179)	-
Accumulated net investment loss	(693,699)	(268,180)
Accumulated undistributed net realized gain on investments	-	-
Net unrealized appreciation on investments	3,186,290	1,340,900

Total net assets	$73,412,940	$76,384,715

Total liabilities and net assets	$74,385,077	$76,943,238

Net asset value per share (on 9,174,785 and 9,283,781 shares outstanding, respectively)	$8.00	$8.23

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Operations

	Years Ended December 31,
	2012	2011	2010

Investment income
Interest and dividend income:
Certificate of deposit and money market investments	$3,870	$54,348	$44,009
Other income	-	-	10,000

Total investment income	3,870	54,348	54,009

Operating expenses
Base management fees	1,533,808	1,153,058	218,876
Incentive fees	425,519	152,757	115,423
Administrative expenses allocated from investment adviser	633,997	450,019	404,633
Legal and professional fees	670,839	579,751	335,839
Directors fees	160,000	130,289	108,000
Stock transfer agent fees	65,108	212,262	192,306
Printing and fulfillment expenses	112,491	185,536	108,192
Postage and delivery expenses	61,623	146,287	98,907
Stock issuance expenses	-	114,388	156,941
Travel and entertainment expenses	81,904	345,461	125,617
General and administrative expenses	311,567	294,562	166,268

Total operating expenses	4,056,856	3,764,370	2,031,002

Net investment loss	(4,052,986)	(3,710,022)	(1,976,993)

Net realized gain on investments
Non-control/non-affiliate investments	282,203	-	-

Total net realized gain on investments	282,203	-	-

Net change in unrealized appreciation (depreciation) on investments
Non-control/non-affiliate investments	1,325,390	(846,136)	577,116
Affiliate investments	520,000	1,609,920	-

Total net change in unrealized appreciation (depreciation) on investments	1,845,390	763,784	577,116

Net decrease in net assets resulting from operations	$(1,925,393)	$(2,946,238)	$(1,399,877)

Net investment loss per common share outstanding (basic and diluted)	$(0.44)	$(0.54)	$(1.43)

Net decrease in net assets resulting from operations per common share outstanding (basic and diluted)	$(0.21)	$(0.43)	$(1.01)

Weighted average common shares outstanding (basic and diluted)	9,198,016	6,921,481	1,383,537

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Changes in Net Assets

						Accumulated	Unrealized	Distributions
					Accumulated	Undistributed	Appreciation	In Excess
				Treasury	Net	Net Realized	(Depreciation)	of Net
	Common Stock		Additional	Stock	Investment	Gain on	on	Investment	Net
	Shares (1)	Par Value	Paid-in Capital	At Cost	Income (Loss)	Investments	Investments	Income	Assets

Balance at December 31, 2009 (3)	569,900	$570	$3,718,926	$-	$-	$-	$-	$-	$3,719,496

Net (decrease) increase in net assets from operations	-	-	-	-	(1,976,993)	-	577,116	-	(1,399,877)
Issuance of common stock, net of offering costs of $2,196,066 (2)	2,290,399	2,290	20,611,297	-	-	-	-	-	20,613,587
Amortization of deferred offering costs	-	-	(476,806)	-	-	-	-	-	(476,806)
Reclassification of permanent book to tax differences (4)	-	-	(1,861,570)	-	1,861,570	-	-	-	-

Balance at December 31, 2010 (3)	2,860,299	$2,860	$21,991,847	$-	$(115,423)	$-	$577,116	$-	$22,456,400

Net (decrease) increase in net assets from operations	-	-	-	-	(3,710,022)	-	763,784	-	(2,946,238)
Issuance of common stock, net of offering costs of $6,180,594 (2)	6,423,482	6,423	57,803,330	-	-	-	-	-	57,809,753
Amortization of deferred offering costs	-	-	(488,363)	-	-	-	-	-	(488,363)
Distributions in excess of net investment income and net realized gains	-	-	-	-	-	-	-	(446,837)	(446,837)
Classification of distributions as a return of capital (5)	-	-	(446,837)	-	-	-	-	446,837	-
Reclassification of permanent book to tax differences (4)	-	-	(3,557,265)	-	3,557,265	-	-	-	-

Balance at December 31, 2011 (3)	9,283,781	$9,284	$75,302,711	$-	$(268,180)	$-	$1,340,900	$-	$76,384,715

Net (decrease) increase in net assets from operations	-	-	-	-	(4,052,986)	282,203	1,845,390	-	(1,925,393)
Distributions to stockholders as long-term capital gains distribution (5)	-	-	-	-	-	(282,203)	-	-	(282,203)
Repurchase of common stock (108,996 shares)	-	-	-	(764,179)	-	-	-	-	(764,179)
Reclassification of permanent book to tax differences (4)	-	-	(3,627,467)	-	3,627,467	-	-	-	-

Balance at December 31, 2012 (3)	9,283,781	$9,284	$71,675,244	$(764,179)	$(693,699)	$-	$3,186,290	$-	$73,412,940

(1)	Represents common shares issued.
(2)	All shares were sold at a price of either $9.30 or $10.00, depending on whether or not sales commissions were waived by the dealer manager.
(3)	Net assets at December 31, 2012, 2011, 2010 and 2009 include no accumulated undistributed net investment income.
(4)	See Note 2 - Income Taxes.
(5)	See Note 2 - Dividends and Distributions.

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Statements of Cash Flows

	Years Ended December 31,
	2012	2011	2010

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(1,925,393)	$(2,946,238)	$(1,399,877)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(282,203)	-	-
Net change in unrealized (appreciation) depreciation on investments	(1,845,390)	(763,784)	(577,116)
Changes in operating assets and liabilities:
(Increase) decrease in prepaid expenses and other assets	(41,683)	29,379	(58,553)
(Decrease) increase in base management fees payable to investment adviser	(2,223)	40,338	61,163
Increase in accrued incentive fees payable to investment adviser	425,519	152,757	115,423
Increase (decrease) in administrative expenses payable to investment adviser	4,111	5,937	(25,788)
Decrease in reimbursable expenses payable to investment adviser	-	(3,068)	(14,995)
Increase (decrease) in accounts payable	19,537	(9,673)	48,162
(Decrease) increase in accrued expenses and other liabilities	(33,330)	(28,081)	32,457

Net cash used in operating activities	(3,681,055)	(3,522,433)	(1,819,124)

Cash flows from investing activities
Investments in portfolio companies	(27,479,924)	(32,332,589)	(3,600,491)
Net proceeds from sales of portfolio company investments	1,857,791	-	-
Purchases of short-term investments	-	(89,000,000)	(84,000,000)
Proceeds from maturities of short-term investments	-	102,500,000	73,500,000

Net cash used in investing activities	(25,622,133)	(18,832,589)	(14,100,491)

Cash flows from financing activities
Gross proceeds from issuance of common stock	-	63,990,347	22,809,653
Offering costs from issuance of common stock	-	(6,180,594)	(2,196,066)
Additions to deferred stock offering costs	(322,906)	(154,681)	(308,591)
Repurchase of common stock	(764,179)	-	-
Stockholder distributions as long-term capital gains distribution	(282,203)	-	-
Stockholder distributions as a return of capital	-	(446,837)	-

Net cash (used in) provided by financing activities	(1,369,288)	57,208,235	20,304,996

Net (decrease) increase in cash and cash equivalents	(30,672,476)	34,853,213	4,385,381

Cash and cash equivalents, beginning of period	39,606,512	4,753,299	367,918

Cash and cash equivalents, end of period	$8,934,036	$39,606,512	$4,753,299

Supplemental disclosure of non-cash financing activities
Amortization of deferred offering costs	$-	$488,363	$476,806

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
December 31, 2012

						Value
			Shares /			as % of
Portfolio Company	Industry / Description (1)	Type of Investment (2)	Warrants	Cost (3)	Value (4)	Net Assets

Non-Control/Non-Affiliate Investments (5)

Private Portfolio Companies:
Livescribe, Inc. (6)	Technology - Consumer Electronics	Common Stock	9,686	$606,187	$-	0.00%

MBA Polymers, Inc.	Cleantech - Plastics Recycling	Series G Convertible Preferred Stock	2,000,000	2,000,000	1,730,000	2.36%

BrightSource Energy, Inc. (7)	Cleantech - Solar Thermal Energy	Common Stock	132,972	1,756,203	1,630,000	2.22%
		Series 1A Preferred Stock	2,500,005	743,803	630,000	0.86%
		Series 1 Convertible Preferred Stock	26,475	397,125	397,125	0.54%

Harvest Power, Inc.	Cleantech - Waste Management	Series B Convertible Preferred Stock	580,496	2,499,999	3,540,000	4.82%

Suniva, Inc. (8)	Cleantech - Solar Photovoltaic Cells	Series D Convertible Preferred Stock	198	2,500,007	1,280,000	1.74%

Xtime, Inc. (9)	Internet & Software - Software as a Service	Series 1A Convertible Preferred Stock	1,573,234	2,389,140	3,530,000	4.81%
		Common Stock Warrants	n/a	610,860	900,000	1.23%
		Exercise price $0.01 per share; perpetual term
		Subject to restrictions on exercisability
		Common Stock Warrants	22,581	-	12,878	0.02%
		Exercise price $0.01 per share; expire 8/24/2018
		Subject to restrictions on exercisability

Kabam, Inc.	Internet & Software - Online Multiplayer Games	Series D Convertible Preferred Stock	1,046,017	1,328,860	980,000	1.33%

Tremor Video, Inc.	Internet & Software - Online Video Advertising	Series F Convertible Preferred Stock	642,994	4,000,001	3,850,000	5.25%

TrueCar, Inc.	Internet & Software - Consumer Website	Common Stock	566,037	2,999,996	2,680,000	3.65%

Agilyx Corporation	Cleantech - Renewable Oils	Series C Convertible Preferred Stock	1,092,956	4,000,000	3,650,000	4.97%

Zoosk, Inc.	Internet & Software - Online Dating	Series E Convertible Preferred Stock	715,171	2,999,999	3,080,000	4.20%

SilkRoad, Inc. (10)	Internet & Software - Software as a Service	Series C Convertible Preferred Stock	17,711,654	5,000,000	5,720,000	7.79%

Glam Media, Inc.	Internet & Software - Social Media	Series F Convertible Preferred Stock	1,196,315	4,999,999	5,170,000	7.04%

Stoke, Inc.	Technology - Communications Equipment	Common Stock	1,000,000	3,500,000	3,040,000	4.14%

Jumptap, Inc.	Internet & Software - Mobile Advertising	Series G Convertible Preferred Stock	695,023	4,999,995	4,999,995	6.81%

Subtotal - Non-Control/Non-Affiliate Investments, Private Portfolio Companies				$47,332,174	$46,819,998	63.78%

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
December 31, 2012

						Value
			Shares /			as % of
Portfolio Company	Industry / Description (1)	Type of Investment (2)	Warrants	Cost (3)	Value (4)	Net Assets

Publicly Traded Portfolio Companies:
Solazyme, Inc. (11)	Cleantech - Renewable Oils and Bioproducts	Common Stock	147,927	1,505,162	1,162,706	1.58%

LifeLock, Inc.	Internet & Software - Identity Theft Protection	Common Stock	944,513	5,000,000	6,911,002	9.41%

Subtotal - Non-Control/Non-Affiliate Investments, Publicly Traded Portfolio Companies				$6,505,162	$8,073,708	10.99%

Affiliate Investments (5)

Private Portfolio Companies:
Corsair Components, Inc. (12)	Technology - PC Gaming Hardware	Common Stock	640,000	3,411,080	5,530,000	7.53%
		Common Stock Warrants	160,000	589,000	70,000	0.10%
		Exercise price $0.05 per share; expire 7/6/2016
		Subject to restrictions on exercisability

Metabolon, Inc.	Technology - Molecular Diagnostics and Services	Series D Convertible Preferred Stock	2,229,021	4,000,000	4,530,000	6.17%

Subtotal - Affiliate Investments, Private Portfolio Companies				$8,000,080	$10,130,000	13.80%

Total - Investments in Portfolio Company Securities (13)				$61,837,416	$65,023,706	88.57%

						% of
Reconciliation to Net Assets					Amount	Net Assets

Investments in portfolio company securities at fair value					$65,023,706	88.57%

Cash and cash equivalents (includes investments in money market funds consisting of 8,675,149 Class A shares in the SEI Daily Income Trust Government Fund (SEOXX)					8,934,036	12.17%
with a value of $1 per share, or $8,675,149)
Receivable for investments sold					-	0.00%
Prepaid expenses and other assets					104,429	0.14%
Deferred offering costs					322,906	0.44%

Less: Total Liabilities					(972,137)	(1.32%)

Net Assets					$73,412,940	100.00%

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
December 31, 2012

__________

(1)
The Company classifies its portfolio companies into three industries: (i) technology, (ii) Internet and software, and (iii) cleantech.  The further description generally identifies the types of products or services provided by each portfolio company.

(2)
Convertible preferred, common stock, warrants and equity interests are generally non-income producing.  Except for the convertible preferred stock in SilkRoad and Jumptap, all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors.   In the case of SilkRoad, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when declared by SilkRoad's board of directors or upon a qualifying liquidation event.  In the case of Jumptap, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when declared by Jumptap's board of directors.  During the year ended December 31, 2012, the preferred dividends on our Series B convertible preferred stock in Harvest Power were changed from a cumulative to a non-cumulative dividend.  Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

(3)
Gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation for federal income tax purposes totaled $8,012,803, $4,826,513 and $3,186,290, respectively. The tax cost of investments is $61,837,416.

(4)
Except for common stock in one publicly traded portfolio company, Solazyme, all investments were valued at fair value as determined in good faith by the Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of December 31, 2012.  See Valuation of Investments under Note 2 of the Notes to Financial Statements.

(5)
Control Investments are defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as investments in which the Company owns more than 25% of the voting securities or where the Company has the ability to nominate greater than 50% of the board representation.  Affiliate Investments are defined by the 1940 Act as investments in which the Company owns between 5% and 25% of the voting securities.  Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
In November 2012, Livescribe closed on a convertible note financing.  Because the Company did not participate in the convertible note financing: (i) the Series C, C-1 and C-2 preferred stock the Company held in Livescribe were automatically converted into common stock at an unfavorable rate (one share for each 2.5 conversion shares), and (ii) the Series C and C-1 preferred stock warrants the Company held in Livescribe were canceled.  Concurrent with the convertible note financing, Livescribe completed a 1-for-100 reverse stock split.

(7)
In October 2012, BrightSource completed an initial closing of a Series 1 preferred stock financing (the "Series 1 Financing"), in which the Company invested $397,125 to acquire 26,475 shares of Series 1 preferred stock.  Immediately prior to the Series 1 Financing, all outstanding shares of preferred stock were automatically converted into common stock on a 1-for-1 basis, after giving effect to a 1-for-3 reverse stock split, which was effected in March 2012.  As such, the Company's 288,531 shares of Series E Preferred Stock on a pre-split basis were converted into 96,177 shares of common stock.  Because the Company made its full pro-rata investment in the Series 1 Financing, the Company also received: (i) 2,500,005 shares of Series 1A preferred stock, which have a liquidation preference of $1.00 per share subordinate to the Series 1 liquidation preference, and (ii) 36,795 shares of common stock to compensate existing preferred stock investors for the potential dilutive effect of BrightSource's option pool increase.   The Series 1A preferred shares are not convertible into common stock.

(8)
Suniva completed a 1-for-1000 reverse stock split effective December 20, 2012.  As a result of the reverse stock split, the Company now owns 197.942 shares of Series D convertible preferred stock.  Prior to the reverse stock split, the Company previously owned 197,942 shares of Series D convertible preferred stock.

(9)
In October 2012, Xtime completed a Series 2 convertible preferred stock financing ("Series 2 Financing") in which the Company did not participate.  Immediately prior to the closing of the Series 2 Financing, all of the existing holders of Xtime’s preferred stock (including the Series F preferred stockholders) converted their existing preferred stock into: (i) newly-created Series 1A and 1B convertible preferred stock, and (ii) warrants to acquire additional shares of Xtime’s common stock which grant the holder the right to acquire additional shares of common stock, calculated at the time of Xtime' IPO based on the actual IPO price, at an exercise price of $0.01 per share (“IPO warrants”).  As a holder of Series F preferred stock, the Company received one share of Series 1A preferred stock for each share of Series F preferred stock that the Company held, no shares of Series 1B preferred stock, and IPO Warrants that are exercisable upon Xtime's IPO.  The Company continues to hold warrants to acquire 22,581 shares of Xtime common stock which it received as part of the Series F preferred stock investment.

(10)	Effective July 17, 2012, SilkRoad Technology Holdings, Inc. changed its name to SilkRoad, Inc.

(11)	The Company sold 65,000 shares of Solazyme common stock with an aggregate cost basis of $575,588 during the year ended December 31, 2012.

(12)
Corsair Components completed a 1-for-5 reverse stock split effective April 24, 2012.  As a result of the reverse stock split, the Company now owns 640,000 shares of common stock and warrants to purchase 160,000 shares of common stock at an exercise price of $0.05 per share.  Prior to the reverse stock split, the Company previously owned 3,200,000 shares of common stock and warrants to purchase 800,000 shares of common stock at an exercise price of $0.01 per share.

(13)
All portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act as of December 31, 2012, with the exception of 100,000 shares of Solazyme common stock acquired in open market transactions with a cost and value of $1,080,759 and $786,000, respectively, which represent approximately 1.5% and 1.1% of total assets.

The accompanying notes are an integral part of these financial statements.

Keating Capital, Inc.
Schedule of Investments
December 31, 2011

						Value
			Shares /			as % of
Portfolio Company	Industry / Description (1)	Type of Investment (2)	Warrants	Cost (3)	Value (4)	Net Assets

Non-Control/Non-Affiliate Investments (5)

Private Portfolio Companies:
Livescribe, Inc.	Technology - Consumer Electronics	Series C Convertible Preferred Stock	1,000,000	$471,295	$139,000	0.18%
		Series C Convertible Preferred Stock Warrants	125,000	29,205	1,140	0.00%
		Exercise price $0.50 per share; expire 6/30/2015
		Series C-1 Convertible Preferred Stock	100,660	47,528	14,001	0.02%
		Series C-1 Convertible Preferred Stock Warrants	12,582	2,853	183	0.00%
		Exercise price $0.50 per share; expire 7/8/2016

MBA Polymers, Inc.	Cleantech - Plastics Recycling	Series G Convertible Preferred Stock	2,000,000	2,000,000	2,000,000	2.62%

BrightSource Energy, Inc.	Cleantech - Solar Thermal Energy	Series E Convertible Preferred Stock	288,531	2,500,006	2,500,006	3.27%

Harvest Power, Inc.	Cleantech - Waste Management	Series B Convertible Preferred Stock	580,496	2,499,999	2,499,999	3.27%

Suniva, Inc.	Cleantech - Solar Photovoltaic Cells	Series D Convertible Preferred Stock	197,942	2,500,007	2,500,007	3.27%

Xtime, Inc.	Internet & Software - Software as a Service	Series F Convertible Preferred Stock	1,573,234	3,000,000	3,000,000	3.93%
		Common Stock Warrants	22,581	-	9,156	0.01%
		Exercise price $0.01 per share; expire 8/24/2018
		Subject to restrictions on exercisability

Kabam, Inc.	Internet & Software - Online Multiplayer Games	Series D Convertible Preferred Stock	1,046,017	1,328,860	1,328,860	1.74%

Tremor Video, Inc.	Internet & Software - Online Video Advertising	Series F Convertible Preferred Stock	642,994	4,000,001	4,000,001	5.24%

TrueCar, Inc.	Internet & Software - Consumer Website	Common Stock	566,037	2,999,996	2,999,996	3.93%

Agilyx Corporation	Cleantech - Renewable Oils	Series C Convertible Preferred Stock	1,092,956	4,000,000	4,000,000	5.24%

Subtotal - Non-Control/Non-Affiliate Investments, Private Portfolio Companies				$25,379,750	$24,992,349	32.72%

Publicly Traded Portfolio Companies:
NeoPhotonics Corporation	Technology - Communications Equipment	Common Stock	160,000	1,000,000	732,800	0.96%

Solazyme, Inc.	Cleantech - Renewable Oils and Bioproducts	Common Stock	162,927	1,553,250	1,938,831	2.54%

Subtotal - Non-Control/Non-Affiliate Investments, Publicly Traded Portfolio Companies				$2,553,250	$2,671,631	3.50%

The accompanying notes are an integral part of these financial statements

Keating Capital, Inc.
Schedule of Investments
December 31, 2011

Portfolio Company	Industry / Description (1)	Type of Investment (2)	Shares/ Warrants	Cost (3)	Value (4)	Value as % of Net Assets

Affiliate Investments (5)

Private Portfolio Companies:
Metabolon, Inc.	Technology - Molecular Diagnostics and Services	Series D Convertible Preferred Stock	2,229,021	4,000,000	4,000,000	5.24%

Corsair Components, Inc.	Technology - PC Gaming Hardware	Common Stock	3,200,000	3,411,080	5,400,000	7.07%
		Common Stock Warrants	800,000	589,000	210,000	0.27%
		Exercise price $0.01 per share; expire 7/6/2016
		Subject to restrictions on exercisability

Subtotal - Affiliate Investments, Private Portfolio Companies				$8,000,080	$9,610,000	12.58%

Total - Investments in Portfolio Company Securities (6)				$35,933,080	$37,273,980	48.80%

						% of
Reconciliation to Net Assets					Amount	Net Assets

Investments in portfolio company securities at fair value					$37,273,980	48.80%
Cash and cash equivalents (includes investments in money market funds consisting of 39,505,875 Class A shares in the SEI Daily Income Trust Government Fund (SEOXX) with a value of $1 per share, or $39,505,875)					39,606,512	51.85%
Prepaid expenses and other assets					62,746	0.08%

Less: Total Liabilities					(558,523)	(0.73%)

Net Assets					$76,384,715	100.00%

(1)
The Company classifies its portfolio companies into three industries: (i) technology, (ii) Internet and software, and (iii) cleantech. The further description generally identifies the types of products or services provided by each portfolio company.

(2)
Convertible preferred, common stock, warrants and equity interests are generally non-income producing. Except for the convertible preferred stock in Harvest Power, Inc., all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors. In the case of Harvest Power, Inc., the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when declared by the portfolio company's board of directors or upon a qualifying liquidation event. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

(3)
Gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation for federal income tax purposes totaled $2,383,657, $1,042,757 and $1,340,900, respectively. The tax cost of investments is $35,933,080.

(4)
Except for common stock in two publicly traded portfolio companies, all investments were valued at fair value as determined in good faith by the Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of December 31, 2011. See Valuation of Investments under Note 2 of the Notes to Financial Statements.

(5)
Control Investments are defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as investments in which the Company owns more than 25% of the voting securities or where the Company has the ability to nominate greater than 50% of the board representation. Affiliate Investments are defined by the 1940 Act as investments in which the Company owns between 5% and 25% of the voting securities. Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
All portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act as of December 31, 2011, with the exception of 50,000 shares of Solazyme, Inc. common stock with a cost and value of $553,259 and $595,000, respectively, purchased in open market transactions during the fourth quarter of 2011.

The accompanying notes are an integral part of these financial statements

Keating Capital, Inc.
Notes to Financial Statements

1.	Description of Business

Keating Capital, Inc. (“Keating Capital” or the “Company”) was incorporated on May 9, 2008 under the laws of the State of Maryland and is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of November 20, 2008. The Company commenced its portfolio company investment activities in January 2010.  The shares of the Company's common stock have been listed on the Nasdaq Capital Market since December 12, 2011.

The Company’s investment objective is to maximize capital appreciation. The Company seeks to accomplish its capital appreciation objective by making investments in the equity securities of later stage, typically venture capital-backed, pre-initial public offering (“pre-IPO”) companies that are committed to and capable of becoming public. The Company generally acquires equity securities, including preferred stock that is convertible into common stock, common stock, and warrants exercisable into common or preferred stock.  The Company may in some cases invest in debentures or loans that are convertible into or settled with common stock; however, as of December 31, 2012 and 2011, none of the Company’s investments were convertible debentures or loans.  The Company’s investments are made principally through direct investments in prospective portfolio companies.  However, the Company may also purchase equity securities in private secondary transactions from current or former management or early stage investors in private companies that meet its investment criteria.

Keating Investments, LLC (“Keating Investments”), or the “investment adviser,” serves as the Company’s external investment adviser and also provides the Company with administrative services necessary for it to operate.  In this capacity, Keating Investments is primarily responsible for the selection, evaluation, structure, valuation and administration of the Company’s investment portfolio, subject to the supervision of the Company’s Board of Directors.  Keating Investments is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

2.	Basis of Presentation; Summary of Significant Accounting Policies

Consolidation
Under the 1940 Act rules and the regulations pursuant to Article 6 of Regulation S-X, the Company is precluded from consolidating any entity other than another investment company or an operating company that provides substantially all of its services and benefits to the Company. The Company’s financial statements include only the accounts of Keating Capital as the Company has no subsidiaries.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Such estimates and judgments could change in the future as more information becomes known, and actual results could differ from these estimates and the differences could be material.  The Company considers its significant estimates to include the fair value of investments in portfolio company securities (see “Valuation of Investments”) and income taxes (see “Income Taxes”).

Valuation of Investments
Investments are stated at value as defined under the 1940 Act, in accordance with the applicable regulations of the SEC, and in accordance with Accounting Standards Codification Topic 820, “Fair Value Measurement and Disclosures,” (“ASC 820”).  Value, as defined in Section 2(a)(41) of the 1940 Act, is: (i) the market price for those securities for which a market quotation is readily available, and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets (see Note 3).

At December 31, 2012 and 2011, approximately 85.9% and 45.0%, respectively, of the Company’s gross assets represented investments in portfolio companies that are valued at fair value by the Board of Directors.  The Company makes investments in later stage, typically venture capital-backed, private, pre-IPO companies in technology, Internet and software, and cleantech.  Given the nature of investing in the securities of private companies, the Company’s investments are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and the securities are no longer subject to any post-IPO lockup restrictions.  As such, the Company values all of its investments, other than unrestricted securities in publicly traded portfolio companies, at fair value as determined in good faith by the Company’s Board of Directors, pursuant to a consistent valuation policy in accordance with the provisions of ASC 820 and the 1940 Act.

Keating Capital, Inc.
Notes to Financial Statements

Determination of fair values involves subjective judgments and estimates. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.  Changes in valuation of these equity securities are recorded in our Statement of Operations as “Net change in unrealized appreciation (depreciation) on investments.”

The 1940 Act requires periodic valuation of each investment in the Company’s portfolio to determine the Company’s net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the closing market price on the valuation date; all other assets must be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Equity investments for which market quotations are readily available are generally valued at the most recently available closing market prices.  However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices.

With respect to investments for which market quotations are not readily available, the Company’s Board of Directors undertakes a multi-step valuation process each quarter, as described below:

●
The Company’s quarterly valuation process begins with each portfolio company investment being initially valued by Keating Investments’ senior investment professionals responsible for the portfolio investment;

●
The Chairman of the Company’s Valuation Committee, in consultation with the Company’s management, will determine each calendar quarter which investments in the Company’s portfolio for which market quotations are not readily available will be reviewed by a third-party valuation firm, engaged by the Company’s Board, provided, however, that a review will be conducted by a third-party valuation firm for each new portfolio company investment made during a calendar quarter and for any portfolio company for which market quotations are not readily available and whose valuation has not been reviewed in the prior twelve months;

●
The Company’s Valuation Committee reviews the preliminary valuations, and the Company’s investment adviser and the third-party valuation firm respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

●
The Company’s Board discusses the valuations and determines, in good faith, the fair value of each investment in the Company’s portfolio for which market quotations are not readily available based on the input of the Company’s investment adviser, the third-party valuation firm, and the Company’s Valuation Committee.

Investment Categories and Approaches to Determining Fair Value
ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). In accordance with ASC 820, the Company uses a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

●	Level 1: Observable inputs such as unadjusted quoted prices in active markets;

●	Level 2: Includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

●	Level 3: Unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company applies the framework for determining fair value as described above to the valuation of investments in each of the following categories:

Keating Capital, Inc.
Notes to Financial Statements

Equity Investments
Equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as Level 1 assets.  However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices and, accordingly, are classified as Level 3 assets.

The fair values of the Company’s equity investments for which market quotations are not readily available (including investments in convertible preferred stock) are determined based on various factors and are classified as Level 3 assets.  To determine the fair value of a portfolio company for which market quotations are not readily available, the Company may analyze the portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors.  The Company may also consider other events, including the transaction in which the Company acquired its securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an initial public offering (“IPO”) by the portfolio company.  In addition, the Company may consider the trends of the portfolio company’s basic financial metrics from the time of its original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value.  The fair values of the Company’s portfolio company securities are generally discounted for lack of marketability or when the securities are illiquid, such as when there are restrictions on resale or the lack of an established trading market which will generally be the case for pre-IPO companies, as well as during any lockup period to which the Company is subject with respect to public companies in its portfolio. (See “Significant Unobservable Inputs for Level 3 Portfolio Company Securities”)

The fair value of common and preferred stock warrants is generally determined by using option pricing models, such as the Black-Scholes model or, in cases of certain warrants where the Company’s ability to exercise may be contingent or be subject to certain metrics, a Monte Carlo simulation.

Fair Value of Investments
The following table categorizes the Company’s cash equivalents, short-term investments, and portfolio company investments measured at fair value based upon the lowest level of significant input used in the valuation as of December 31, 2012 and 2011:

Keating Capital, Inc.
Notes to Financial Statements

Description	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value

As of December 31, 2012
Private Portfolio Company Securities:
Preferred Stock	$-	$-	$43,087,120	$43,087,120
Preferred Stock Warrants	-	-	-	-
Common Stock	-	-	12,880,000	12,880,000
Common Stock Warrants	-	-	982,878	982,878

Publicly Traded Portfolio Company Securities:
Common Stock	1,162,706	-	6,911,002	8,073,708

Cash Equivalents:
Money Market Funds	8,675,149	-	-	8,675,149

Total	$9,837,855	$-	$63,861,000	$73,698,855

As of December 31, 2011
Private Portfolio Company Securities:
Preferred Stock	$-	$-	$25,981,874	$25,981,874
Preferred Stock Warrants	-	-	1,323	1,323
Common Stock	-	-	8,399,996	8,399,996
Common Stock Warrants	-	-	219,156	219,156

Publicly Traded Portfolio Company Securities
Common Stock	2,671,631	-	-	2,671,631

Cash Equivalents:
Money Market Funds	39,505,875	-	-	39,505,875

Total	$42,177,506	$-	$34,602,349	$76,779,855

Keating Capital, Inc.
Notes to Financial Statements

The following table provides a reconciliation of the changes in fair value for the Company’s portfolio company investments measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2012:

	Level 3 Portfolio Company Investments (Preferred Stock)	Level 3 Portfolio Company Investments (Preferred Warrants)	Level 3 Portfolio Company Investments (Common Stock)	Level 3 Portfolio Company Investments (Common Warrants)	Total

Fair Value at December 31, 2011	$25,981,874	$1,323	$8,399,996	$219,156	$34,602,349

New investments in Level 3 portfolio company securities at cost	23,327,424	125,000	3,500,000	-	26,952,424

Exchange or conversion of Level 3 portfolio company securities	(7,450,370)	(126,323)	6,965,833	610,860	-

Gross transfers out of Level 3 to Level 1	-	-	-	-	-

Total unrealized (depreciation) appreciation on Level 3 portfolio
company securities included in change in net assets	1,228,192	-	925,173	152,862	2,306,227

Fair Value at December 31, 2012	$43,087,120	$-	$19,791,002	$982,878	$63,861,000

Total unrealized (depreciation) appreciation on Level 3 portfolio company securities included in change in net assets that were
still held by the Company at December 31, 2012	$1,228,192	$-	$925,173	$152,862	$2,306,227

The Company’s investments in securities of private companies are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and until such time as these securities are no longer subject to any post-IPO lockup restrictions, at which time the Company transfers the value of these securities as of the prior year-end into Level 1 assets.   For the year ended December 31, 2012, exchange or conversion of Level 3 portfolio company securities resulted from the transactions in three portfolio companies: (i) the conversion of the Company’s preferred stock and preferred warrant investments in Livescribe, Inc. (“Livescribe”) into common stock, (ii) the exchange of the Company’s preferred stock investment in BrightSource Energy, Inc. (“BrightSource”) for preferred and common stock, and (iii) the Company’s preferred stock investment in Xtime, Inc. (“Xtime”) for common stock and common warrants.  The exchange or conversion of these Level 3 portfolio company securities are reflected at the fair value of the exchanged  or converted securities as of December 31, 2011 or the cost of the exchanged  or converted securities if acquired during the year ended December 31, 2012.

During the year ended December 31, 2012, the Company made a new investment in the preferred stock and preferred stock warrants of LifeLock, Inc. (“LifeLock”).  As such, the Company’s investment in LifeLock is reflected in new investments in Level 3 portfolio companies – “Level 3 Portfolio Company Investments (Preferred Stock)” and “Level 3 Portfolio Company Investments (Preferred Warrants).”  Subsequent to this investment, LifeLock completed its IPO in October 2012 resulting in the conversion of the Company’s preferred stock investment into common stock and the cancellation of its preferred stock warrants.  The conversion and cancellation of these Level 3 portfolio company securities are reflected at the cost of the converted or canceled securities since they were acquired during the year ended December 31, 2012.  Because the Company’s common stock in LifeLock is subject to a lockup restriction that had not lapsed as of December 31, 2012, it remains classified as a Level 3 asset as of December 31, 2012.

For the year ended December 31, 2012, no investments were transferred from Level 3 to Level 1 within the fair value hierarchy.

Keating Capital, Inc.
Notes to Financial Statements

The following table provides a reconciliation of the changes in fair value for the Company’s portfolio company investments measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2011:

	Level 3 Portfolio Company Investments (Preferred Stock)	Level 3 Portfolio Company Investments (Preferred Warrants)	Level 3 Portfolio Company Investments (Common Stock)	Level 3 Portfolio Company Investments (Common Warrants)	Total

Fair Value at December 31, 2010	$4,149,991	$27,616	$-	$-	$4,177,607

New investments in Level 3 portfolio company securities at cost	24,776,401	2,853	6,411,076	589,000	31,779,330

Gross transfers out of Level 3 to Level 1	(2,549,991)	-	-	-	(2,549,991)

Total unrealized (depreciation) appreciation on Level 3 portfolio
company securities included in change in net assets	(394,527)	(29,146)	1,988,920	(369,844)	1,195,403

Fair Value at December 31, 2011	$25,981,874	$1,323	$8,399,996	$219,156	$34,602,349

Total unrealized (depreciation) appreciation on Level 3 portfolio company securities included in change in net assets that were
still held by the Company at December 31, 2011.	$(394,527)	$(29,146)	$1,988,920	$(369,844)	$1,195,403

For the year ended December 31, 2011, gross transfers out of Level 3 to Level 1 – “Portfolio Company Investments (Preferred Stock)” resulted from two of the Company’s portfolio companies, NeoPhotonics Corporation (“NeoPhotonics”) and Solazyme, Inc. (“Solazyme”) completing an initial public offering, and the Company’s securities in these portfolio companies being converted into common stock, with the lockup restrictions on these common shares subsequently lapsing during 2011.  As of December 31, 2010, the Company’s convertible preferred stock investments in NeoPhotonics and Solazyme had a fair value of $1,550,000 and $999,991, respectively, as determined in good faith by the Company’s Board of Directors and were included as a component of Level 3 – “Portfolio Company Investments (Preferred Stock).”  These investments were transferred into Level 1 within the fair value hierarchy during 2011.

Significant Unobservable Inputs for Level 3 Portfolio Company Securities
The significant unobservable inputs that may be used in the fair value measurement of the Company’s investments in convertible preferred stock and common stock for which market quotations are not readily available include: prior or contemporaneous transactions in the equity of the portfolio company (“Precedent Transactions”); (i) revenue, (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”), and (iii) price to earnings (“P/E”) multiples (collectively, “Multiples”) for comparable public company and comparable transactions; discount rates applied in a discounted cash flow analysis of the portfolio company; and discounts for lack of marketability (“DLOM”).  A change in the assumptions used for Precedent Transactions and Multiples may indicate a directionally similar change in the fair value of the Company’s investments in convertible preferred stock or common stock, while a change in the assumptions used for discount rate and DLOM may indicate a directionally opposite change in the fair value of the portfolio company investment.

The significant unobservable input used in the fair value measurement of the Company’s investments in convertible preferred stock warrants and common stock warrants for which market quotations are not readily available is the equity volatility of comparable public companies.  A change in the assumption used for equity volatility may indicate a directionally similar change in the fair value of the convertible preferred stock warrant or common stock warrant investment.

Keating Capital, Inc.
Notes to Financial Statements

The following provides quantitative information about the Company’s Level 3 fair value measurements as of December 31, 2012:

	December 31, 2012
Investment Type	Fair Value	Valuation Technique(s)	Unobservable Input	Range			Weighted Average (1)

Level 3 Portfolio Company Investments: Preferred Stock	$43,087,120	Precedent transactions	Precedent transactions	n/a	to	n/a	n/a

		Comparable transactions	Revenue multiple	1.5		12.7	7.5

		Comparable public companies	Revenue multiple	0.4	to	6.1	2.8
			EBITDA multiple	1.3	to	7.4	5.2
			P/E multiple	16.6	to	16.7	16.7
			Discount for lack of marketability	30%	to	45%	34%

		Discounted cash flow	Discount rate	23%	to	50%	37%
			Terminal revenue multiple	0.7	to	8.8	4.6
			Terminal EBITDA multiple	6.8	to	6.8	6.8
			Terminal P/E multiple	22.0	to	22.0	22.0
			Discount for lack of marketability	30%	to	45%	34%

Level 3 Portfolio Company Investments: Preferred Stock Warrants	$-	Option pricing model	Comparable public company equity volatility	n/a	to	n/a	n/a

Level 3 Portfolio Company Investments: Common Stock	$19,791,002	Precedent transactions	Precedent transactions	n/a	to	n/a	n/a

		Comparable public companies	Revenue multiple	0.7	to	3.6	2.8
			EBITDA multiple	4.8	to	7.3	5.8
			P/E multiple	16.0	to	18.7	17.4
			Discount for lack of marketability	10%	to	40%	25%

		Discounted cash flow	Discount rate	35%	to	55%	40%
			Terminal revenue multiple	0.7	to	5.9	4.7
			Terminal EBITDA multiple	6.8	to	17.3	11.0
			Terminal P/E multiple	23.9	to	23.9	23.9
			Discount for lack of marketability	10%	to	40%	25%

Level 3 Portfolio Company Investments: Common Stock Warrants	$982,878	Option pricing model	Comparable public company equity volatility	48%	to	48%	48%

(1)	Weighted average based on fair value of as of December 31, 2012.

Valuation of Financial Instruments
The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents (including money market funds), receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments.

Portfolio Company Investment Classification
The Company classifies its portfolio company investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to nominate greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

At December 31, 2012 and 2011, the Company had two portfolio company investments, Metabolon, Inc. and Corsair Components, Inc., which were Affiliate Investments, and no Control Investments.  No income was derived from these Affiliate Investments as both are non-incoming producing equity investments (see Note 9).

Keating Capital, Inc.
Notes to Financial Statements

Cash and Cash Equivalents
Cash and cash equivalents are composed of demand deposits with original maturities of 90 days or less and investments in money market funds.  The Company primarily invests its cash on hand in money market funds that invest primarily in U.S. Treasury securities, U.S. Government agency securities, and repurchase agreements fully collateralized by such securities.  Cash needed to fund the Company’s near-term operating expenses is held in a bank depository account.

Offering Costs
On March 15, 2012, the Company filed a registration statement on Form N-2 for an equity offering of its common stock, which was last amended by the Company on November 9, 2012.  For the year ended December 31, 2012, the Company incurred $322,906 in offering expenses associated with the equity offering, including the preparation of the registration statement in connection therewith.  Such costs were capitalized and will be either charged to equity upon the conclusion of the equity offering, or expensed if the Company does not complete the equity offering.

Offering expenses directly related to the Company’s continuous public offering, which concluded June 30, 2011, totaling $965,169 on a cumulative basis were initially deferred and subsequently amortized and charged against the gross proceeds of the continuous public offering, as a reduction to additional paid-in capital, on a straight-line basis beginning with the closing of the first common stock issuance on January 11, 2010 and continuing through the conclusion of the offering period on June 30, 2011.  During the year ended December 31, 2011, deferred offering costs totaling $488,363 were amortized and charged as a reduction to additional paid-in capital.

Offering expenses incurred subsequent to January 11, 2010 associated with maintaining the registration of the continuous public offering (e.g., legal, accounting, printing and state “blue sky” registration) were expensed as incurred.  During the year ended December 31, 2011, $114,388 in offering expenses associated with maintaining the registration of the continuous public offering were expensed as incurred and were classified as Stock Issuance Expenses in the accompanying Statement of Operations.

Concentration of Credit Risk
The Company may place its cash and cash equivalents with various financial institutions and, at times, cash held in depository accounts at such institutions may exceed the Federal Deposit Insurance Corporation insured limit.  The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

Securities Transactions
Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date).  Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.  Cash due from brokers related to sales of securities that had not settled as of the balance sheet date is classified as receivable for investments sold.  Commissions and other costs associated with transactions involving securities, including legal expenses, are included in the cost basis of purchases and deducted from the proceeds of sales.

Interest and Dividend Income
Interest income from certificates of deposit and other short-term investments is recorded on an accrual basis to the extent such amounts are expected to be collected, and accrued interest income is evaluated periodically for collectability.

The Company’s preferred equity investments may pay fixed or adjustable rate, non-cumulative dividends and will generally have a “preference” over common equity in the payment of non-cumulative dividends and the liquidation of a portfolio company's assets. In order to be payable, non-cumulative distributions on such preferred equity must be declared by the portfolio company's board of directors.  Non-cumulative dividend income from preferred equity investments in portfolio companies is recorded when such dividends are declared or at the point an obligation exists for a portfolio company to make a distribution.

In limited instances, the Company’s preferred equity investments may include cumulative dividend provisions, where such cumulative dividends, whether or not declared, accrue at a specified rate from the original investment date, have a “preference” over other classes of preferred equity and common equity with respect to payment, and are payable only when declared by a portfolio company’s board of directors or upon a qualifying liquidation event.  Cumulative dividends are recorded when such dividends are declared by the portfolio company’s board of directors, or when a specified event occurs triggering an obligation to pay such dividends.  When recorded, cumulative dividends are added to the balance of the preferred equity investment and are recorded as dividend income in the statement of operations.

Keating Capital, Inc.
Notes to Financial Statements

The Company’s preferred and common stock, warrants, and equity interests are generally non-income producing.  Except for the convertible preferred stock investment in SilkRoad, Inc., f/k/a SilkRoad Technology Holdings, Inc. (“SilkRoad”), and Jumptap, Inc. (“Jumptap”), all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors. In the case of SilkRoad, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when and if declared by SilkRoad's board of directors or upon a qualifying liquidation event.  In the case of Jumptap, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when and if declared by Jumptap's board of directors.  As part of a new convertible preferred stock financing by Harvest Power, Inc. (“Harvest Power”), which had its initial closing during the year ended December 31, 2012, the preferred dividends on the Company’s convertible preferred stock were changed from a cumulative to a non-cumulative dividend. Although the Company’s preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, the Company does not expect dividends (whether cumulative or non-cumulative) to be declared and paid on its preferred stock investments, or on its common stock investments, since its portfolio companies typically prefer to retain profits, if any, in their businesses.  Accordingly, since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

During the years ended December 31, 2012, 2011 and 2010, there were no non-cumulative or cumulative dividends recorded.

Other Income
Other income is composed of fees, if any, for due diligence and management assistance that may be rendered to portfolio companies and prospective portfolio companies.  For services that are separately identifiable from the Company’s investment, income is recognized as earned, which is generally when the investment or other applicable transaction closes, or when the services are rendered if payment is not subject to the closing of an investment transaction.

During the year ended December 31, 2010, the Company recorded $10,000 in other income representing a non-refundable due diligence fee received from a prospective portfolio company in December of 2009, which was initially recorded as deferred income and was subsequently recognized as income when the proposed investment transaction failed to close in February 2010.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition (after reduction for commissions and other selling expenses).  Realized gains and losses on investment transactions are determined by specific identification.  Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes
Effective January 1, 2010, the Company elected to be treated for tax purposes as a RIC under the Code.  The Company intends to operate so as to qualify as a RIC.  To maintain RIC tax treatment, the Company must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its investment company taxable income.

As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any investment company taxable income (which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) or any realized net capital gains (which is generally net realized long-term capital gains in excess of net realized short-term capital losses) that the Company distributes to its stockholders as dividends.  Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in the Company’s portfolio company investments, because gains and losses are not included in taxable income until they are realized and required to be recognized.

The Company is not required to distribute its realized net capital gains, if any, to stockholders to maintain RIC tax treatment.  However, the Company generally will have to pay corporate-level federal income taxes on any realized net capital gains that the Company does not distribute to its stockholders. In the event the Company retains any of its realized net capital gains, including amounts retained to pay incentive fees to the investment adviser or to pay annual operating expenses, the Company may designate the retained amount as a deemed distribution to stockholders and will be required to pay corporate-level tax on the retained amount.

The Company would also be subject to certain excise taxes imposed on RICs if it fails to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years.  The Company will not be subject to this excise tax on amounts on which the Company is required to pay corporate income tax (such as retained realized net capital gains).

Keating Capital, Inc.
Notes to Financial Statements

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions from net realized gains for financial reporting purposes may include short-term capital gains which are included in ordinary income for tax purposes.  Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on the net assets or net asset value per share and are intended to enable the Company’s stockholders to determine the amount of accumulated and undistributed earnings they potentially could receive in the future and on which they could be taxed.

Because the Company distributed its net realized capital gains for the year ended December 31, 2012, no corporate-level federal income or excise taxes are due on such net realized capital gains and, as such, the Company has not made any provision for federal income or excise taxes as of December 31, 2012.  See “Dividends and Distributions” below.

As of December 31, 2012, 2011 and 2010, the Company’s net investment loss (before incentive fees) of $3,627,467, $3,557,265 and  $1,861,570, respectively, representing the Company’s 2012, 2011 and 2010 ordinary loss for tax purposes which may not be carried forward to future years by a RIC, was charged to additional paid-in-capital.  The portion of the Company’s net investment loss attributable to incentive fee expense has not been charged to additional paid-in-capital as of December 31, 2012, 2011 and 2010 since incentive fee expense represents a temporary, rather than permanent, book-to-tax difference.  In addition, as of December 31, 2011, the Company’s distribution during 2011 of $446,837, which was treated as a tax return of capital to stockholders, was classified as a return of capital and thus charged to additional paid-in capital.

The aggregate gross unrealized appreciation and depreciation, the net unrealized appreciation, and the aggregate cost of the Company’s portfolio company securities for federal income tax purposes as of December 31, 2012 and 2011 were as follows:

	December 31,	December 31,
	2012	2011

Aggregate cost of portfolio company securities
for federal income tax purposes	$61,837,416	$35,933,080

Gross unrealized appreciation of portfolio company securities	8,012,803	2,383,657
Gross unrealized depreciation of portfolio company securities	(4,826,513)	(1,042,757)

Net unrealized appreciation of portfolio company securities	$3,186,290	$1,340,900

As of December 31, 2012 and 2011, the Company had no undistributed ordinary income, undistributed long-term capital gains or capital loss carryforwards for federal income tax purposes.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the applicable period.  Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The 2009, 2010 and 2011 federal tax years for the Company remain subject to examination by the Internal Revenue Service.  The 2009, 2010 and 2011 state tax years for the Company remain subject to examination by the Colorado Department of Revenue.

As of December 31, 2012 and 2011, the Company had not recorded a liability for any unrecognized tax positions.  Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.  The Company’s policy is to include interest and penalties related to income taxes, if applicable, in general and administrative expenses.  There were no such expenses for the years ended December 31, 2012, 2011 and 2010.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) modernized several of the federal income and excise tax provisions related to RICs.  Under the RIC Act, capital losses incurred during the Company’s 2011 taxable year and after may be carried forward indefinitely with the character of the original loss retained. Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.

Keating Capital, Inc.
Notes to Financial Statements

Dividends and Distributions
Dividends and distributions to common stockholders must be approved by the Company’s Board of Directors and any dividend payable is recorded on the ex-dividend date.

On December 6, 2012, the Company’s Board of Directors declared a cash distribution of $282,203, or $0.03 per share outstanding on the record date. The distribution was paid on December 26, 2012 to the Company’s stockholders of record as of December 14, 2012. This distribution represented a distribution of the Company’s net realized capital gains for the year ended December 31, 2012.

On February 11, 2011, the Company’s Board of Directors declared a special cash distribution of $446,837, or $0.13 per share outstanding on the record date. The distribution was paid on February 17, 2011 to the Company’s stockholders of record as of February 15, 2011. This special cash distribution was based on the unrealized appreciation the Company had recorded on its investment in NeoPhotonics Corporation (“NeoPhotonics”) at the time of the distribution, following NeoPhotonics’ completion of its IPO.

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The Company’s cash distribution of $282,203 to stockholders in December 2012 was characterized as a distribution of long-term capital gains for income tax purposes since it represented a distribution of the Company’s net realized capital gains for the year ended December 31, 2012, all of which were long-term in nature. The Company’s cash distribution of $446,837 to stockholders in February 2011 was characterized as a return of capital for income tax purposes since the Company did not generate any investment company taxable income or realized net capital gains during the year ended December 31, 2011.

The Company has adopted an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and distributions on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares a cash dividend or distribution, then the Company’s stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividends or distributions. The Company’s distribution of $446,837 to stockholders in February 2011 was not eligible for reinvestment under the dividend reinvestment plan since the Company’s shares of common stock had not been listed on a stock exchange at the time of the distribution.

Distributions to the Company’s stockholders will be payable only when and as declared by the Company’s Board of Directors and will be paid out of assets legally available for distribution.  All distributions will be paid at the discretion of the Board of Directors.  The Board of Directors maintains a distribution policy with the objective of distributing the Company’s net capital gains (which are defined as the Company’s realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser, the Company’s operating expenses, and any other retained amounts.  Since the Company’s portfolio company investments will typically not generate current income (i.e., dividends or interest income), the Company does not typically expect to generate net ordinary income from which it could make distributions to its stockholders.  Distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as the Company’s Board of Directors may deem relevant from time to time.

In the event the Company retains some or all of its realized net capital gains, including amounts retained to pay incentive fees to the investment adviser or operating expenses, the Company may designate the retained amount as a deemed distribution to stockholders. In such case, among other consequences, the Company will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax the Company pays on the retained realized net capital gain.

Per Share Information
Net changes in net assets resulting from operations per common share, or basic earnings per share, are calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per share are not presented as there are no potentially dilutive securities outstanding.

Keating Capital, Inc.
Notes to Financial Statements

Recently Issued Accounting Pronouncements
From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standards setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04 Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, or ASU 2011-04.  ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements.  In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (i) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement, (ii) a description of the valuation processes in place, and (iii) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs.  ASU 2011-04 was effective for interim and annual periods beginning after December 15, 2011, for public entities.  The Company has implemented ASU 2011-04, which implementation did not have an impact on the Company’s financial position or results of operations, but did result in the inclusion of the additional disclosures discussed above.

3.	Investments

The Company’s investments in portfolio companies consist of securities issued by private and publicly traded companies consisting of convertible preferred stock, common stock, and warrants to purchase convertible preferred stock and common stock. During the year ended December 31, 2012, the Company made investments totaling $26.5 million in six new private portfolio companies, $0.5 million in two existing private portfolio companies, and $0.5 million in Solazyme, Inc., one of our existing publicly traded portfolio companies, in open market transactions.

See the accompanying schedule of investments for the fair value of the Company’s investments in portfolio companies. The methodology for the determination of the fair value of the Company’s investments in portfolio companies is discussed in Note 2.

The following table summarizes the composition of the Company’s investment portfolio by type of security at cost and fair value as of December 31, 2012 and 2011.

	December 31, 2012			December 31, 2011
			Percentage			Percentage
Investment Type	Cost	Fair Value	of Portfolio	Cost	Fair Value	of Portfolio

Private Portfolio Companies:
Preferred Stock	$41,858,928	$43,087,120	66.26%	$26,347,696	$25,981,874	69.70%
Preferred Stock Warrants	-	-	0.00%	32,058	1,323	0.00%
Common Stock	12,273,466	12,880,000	19.81%	6,411,076	8,399,996	22.54%
Common Stock Warrants	1,199,860	982,878	1.51%	589,000	219,156	0.59%

Publicly Traded Portfolio Companies:
Common Stock	6,505,162	8,073,708	12.42%	2,553,250	2,671,631	7.17%

Total	$61,837,416	$65,023,706	100.00%	$35,933,080	$37,273,980	100.00%

Keating Capital, Inc.
Notes to Financial Statements

The following table summarizes the composition of the Company’s investment portfolio by industry classification at cost and fair value as of December 31, 2012 and 2011.

	December 31, 2012			December 31, 2011
			Percentage			Percentage
Industry Classification	Cost	Fair Value	of Portfolio	Cost	Fair Value	of Portfolio

Internet & Software	$34,328,850	$37,833,875	58.19%	$11,328,857	$11,338,013	30.42%
Cleantech	15,402,299	14,019,831	21.56%	15,053,262	15,438,843	41.42%
Technology	12,106,267	13,170,000	20.25%	9,550,961	10,497,124	28.16%

Total	$61,837,416	$65,023,706	100.00%	$35,933,080	$37,273,980	100.00%

The following table summarizes the composition of the Company’s investment portfolio by geographic region of the United States at cost and fair value as of December 31, 2012 and 2011.  The geographic composition is determined by the location of the corporate headquarters of the portfolio company at the time of the Company’s investment.

	December 31, 2012			December 31, 2011
			Percentage			Percentage
Geographic Location	Cost	Fair Value	of Portfolio	Cost	Fair Value	of Portfolio

West	$38,837,414	$41,103,711	63.21%	$22,933,073	$24,273,973	65.12%
Northeast	11,499,995	12,389,995	19.05%	6,500,000	6,500,000	17.44%
Southeast	6,500,007	5,810,000	8.94%	6,500,007	6,500,007	17.44%
Midwest	5,000,000	5,720,000	8.80%	-	-	0.00%

Total	$61,837,416	$65,023,706	100.00%	$35,933,080	$37,273,980	100.00%

4.	Related Party Agreements and Transactions

Investment Advisory and Administrative Services Agreement
Subject to the overall supervision of the Company’s Board of Directors, the investment adviser manages the Company’s day-to-day operations and provides the Company with investment advisory services. Under the terms of the Investment Advisory and Administrative Services Agreement, the investment adviser:

●	Determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes;

●	Determines which securities the Company will purchase, retain or sell;

●	Identifies, evaluates and negotiates the structure of investments the Company makes, including performing due diligence on prospective portfolio companies; and

●	Closes, monitors and services the investments the Company makes.

The investment adviser’s services under the Investment Advisory and Administrative Services Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

The Company pays the investment adviser a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components: (i) a base management fee, and (ii) an incentive fee. The Company’s officers do not receive any compensation directly from the Company.  However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by the Company to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

Keating Capital, Inc.
Notes to Financial Statements

Base Management Fee
The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of the Company’s gross assets, where gross assets include any borrowings for investment purposes.  The Company did not have any borrowings for the years ended December 31, 2012, 2011 or 2010.  The Base Fee is payable monthly in arrears, and is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter.

The Company recorded Base Fees of $1,533,808, $1,153,058 and $218,876 for the years ended December 31, 2012, 2011 and 2010, respectively.  As of December 31, 2012 and 2011, Base Fees payable to the investment adviser were $128,746 and $130,969, respectively.

Incentive Fee
The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date), and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in the Company’s portfolio.  For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for the Company’s investments and include both long-term (held more than 12 months) and short-term holdings.  The investment adviser is not entitled to an incentive fee on investment income generated from interest or dividends on its portfolio company investments. For purposes of calculating the incentive fee, realized capital gains and losses include both short-term and long-term capital gains and losses.

During the years ended December 31, 2012, 2011 and 2010, no incentive fees were earned by or payable to the investment adviser in accordance with the contractual terms of the Investment Advisory and Administrative Services Agreement since the Company did not generate net realized capital gains in excess of gross unrealized depreciation during such periods.  However, during the year ended December 31, 2012, the Company recorded incentive fee expense of $425,519 resulting from: (i) an increase in net unrealized appreciation on the Company’s portfolio company investments of $1,845,390 during such period, and (ii) an increase in the Company’s cumulative net realized capital gains of $282,203 during such period. During the years ended December 31, 2011 and 2010, the Company recorded $152,757 and $115,423 in incentive fee expense, resulting from the increase in net unrealized appreciation on its portfolio company investments of $763,784 and $577,116, respectively, during the years ended December 31, 2011 and 2010.

As of December 31, 2012 and 2011, the Company had recorded accrued incentive fees payable to the investment adviser in the amounts of $693,699 and $268,180, respectively.

The incentive fees are calculated and paid annually based on cumulative net realized capital gains (taking into account cumulative realized capital losses) reduced by unrealized depreciation on any investments that have a fair value below the Company’s investment cost and incentive fees previously paid.  Accordingly, as of December 31, 2012, the accrued incentive fee related to net unrealized appreciation  may differ from the actual incentive fee that may be paid to the investment adviser depending on whether the Company is ultimately able to dispose of its portfolio company investments and generate a net realized capital gain at least commensurate with the net unrealized appreciation recorded as of December 31, 2012. Further, as of December 31, 2012, no incentive fees related to the cumulative net realized capital gain were due and payable to the investment adviser since the aggregate unrealized depreciation on the Company’s investments that have a fair value below the Company’s investment cost exceeded the amount of the cumulative net realized capital gain.

Administrative Services
Pursuant to the Investment Advisory and Administrative Services Agreement, the investment adviser furnishes the Company with office facilities, equipment, and clerical, bookkeeping and record-keeping services. The investment adviser also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which the Company is required to maintain, and preparing reports to the Company’s stockholders and reports filed with the SEC.

In addition, the investment adviser assists the Company with its portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing stockholder and investor relations services, determining and publishing its net asset value, overseeing the preparation and filing of its tax returns, printing and disseminating reports to its stockholders, providing support for its risk management efforts and generally overseeing the payment of its expenses and performance of administrative and professional services rendered to the Company by others.

Keating Capital, Inc.
Notes to Financial Statements

The Company reimburses the investment adviser for the allocable portion of overhead and other expenses incurred by the investment adviser in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the allocable portion of compensation of the Company’s Chief Financial Officer and Chief Compliance Officer, and their respective staff.  The allocation ratio with respect to compensation of the Company’s Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of the Company and Keating Investments, respectively.  Allocated administrative expenses are payable to the investment adviser monthly in arrears.

The Company recorded allocated administrative expenses of $633,997, $450,019 and $404,633 for the years ended December 31, 2012, 2011 and 2010, respectively.  As of December 31, 2012 and 2011, allocated administrative expenses payable to the investment adviser were $51,396 and $47,285, respectively.

The Company also agreed to reimburse the investment adviser for separation payments due to the Company’s former Chief Financial Officer who resigned in November 2011. In consideration for certain separation services, the former Chief Financial Officer was paid a separation payment equal to $8,000 per month (prorated for any partial month) for the period commencing on November 16, 2011 and continuing through April 30, 2012.

Duration and Termination
An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by the Company’s Board of Directors on April 17, 2009, and by the Company’s stockholders on May 14, 2009.  On April 13, 2012, the Company’s Board of Directors (including the non-interested directors) renewed the current Investment Advisory and Administrative Services Agreement for an additional year.  The current Investment Advisory and Administrative Services Agreement will remain in effect from year-to-year thereafter if approved annually by (i) the vote of the Board of Directors, or by the vote of a majority of the Company’s outstanding voting securities, and (ii) the vote of a majority of the directors who are not interested persons. An affirmative vote of the holders of a majority of the Company’s outstanding voting securities is also necessary in order to make material amendments to the current Investment Advisory and Administrative Services Agreement.

The Investment Advisory and Administrative Services Agreement automatically terminates in the event of its assignment. As required by the 1940 Act, the Investment Advisory and Administrative Services Agreement provides that the Company may terminate the agreement without penalty upon 60 days’ written notice to the investment adviser.  If the investment adviser wishes to voluntarily terminate the Investment Advisory and Administrative Services Agreement, it must give stockholders a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory and Administrative Services Agreement may also be terminated, without penalty, upon the vote of a majority of the Company’s outstanding voting securities.

License Agreement
The Company entered into a license agreement with the investment adviser, pursuant to which the investment adviser granted the Company a non-exclusive license to use the name “Keating.” Under the license agreement, the Company has the right to use the “Keating” name and logo for so long as Keating Investments or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Keating” name or logo. The License Agreement will remain in effect for as long as the Investment Advisory and Administrative Services Agreement with the investment adviser is in effect.

Joint Liability Insurance Agreement
The Company maintains a directors and officers liability insurance policy covering the directors and officers of the Company, insuring the Company against loss that it may be required or permitted to pay as indemnities of the directors and officers of the Company, and insuring the Company for certain securities claims.  The Company also maintains an additional policy providing for excess coverage in the case of non-indemnifiable claims, covering its directors and officers.  The coverages under these polices in certain cases extend to the officers, managers and employees of the investment adviser, and to the investment adviser’s Investment Committee.  On November 4, 2011, the Company and the investment adviser entered into a joint liability insurance agreement, which was approved by the Company’s non-interested directors, that allocates the premium cost of the directors and officers liability insurance policy and the excess coverage policy between the Company and the investment adviser and provides for the allocation of any deductibles and losses in excess of applicable insurance limits.  For the directors and officers liability insurance policy covering the policy years ending August 28, 2012 and August 28, 2013, the joint liability insurance agreement specifies that 10% of the total premium under this policy be allocated to the investment adviser.  None of the premium under the excess coverage policy is allocated to the investment adviser.

Keating Capital, Inc.
Notes to Financial Statements

5.	Capital Stock

The Company’s authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which has initially been designated as common stock.  Each share of common stock entitles the holder to one vote.

From January 11, 2010 through June 30, 2011, the Company raised $78,423,340, net of issuance costs, in a continuous public offering of 8,713,705 shares of its common stock, with the final closing of escrowed funds from subscribing investors occurring July 11, 2011.   The shares of common stock were offered at $10.00 per share, adjusted for volume discounts and commission waivers.  All shares in the continuous public offering were sold at a price of either $9.30 or $10.00, depending on whether or not sales commissions were waived by the dealer manager.  The continuous public offering resulted in gross proceeds of $86,800,000, or an average price of $9.96 per share.  The investment adviser purchased 564 shares of common stock in the continuous public offering at a price of $10.00 per share.

On May 9, 2012, the Company’s Board of Directors authorized a stock repurchase program of up to $5.0 million. Under the repurchase program, the Company is authorized to repurchase shares of the Company’s common stock in open market transactions, including through block purchases, depending on prevailing market conditions and other factors. The Company’s stock repurchase program was originally set to expire on November 8, 2012; however, on October 26, 2012, the Company’s Board of Directors extended our stock repurchase program for an additional six months. The program will now expire on May 8, 2013, unless extended further by the Company’s Board of Directors. The repurchase program may be extended, modified or discontinued at any time for any reason. The repurchase program does not obligate the Company to acquire any specific number of shares, and all repurchases will be made in accordance with SEC Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of stock repurchases.

During the year ended December 31, 2012, the Company repurchased 108,996 shares and of its common stock at an average price of $7.01 per share, including commissions, with a total cost of $764,179. The Company’s net asset value per share increased by $0.01 per share as a result of the share repurchases during the year ended December 31, 2012.  The weighted average discount to net asset value per share of the shares repurchased during the year ended December 31, 2012 was 14%.  The 108,996 shares of common stock repurchased under the Company’s stock repurchase program have not been retired or cancelled, remain issued but not outstanding shares, and were held in treasury as of December 31, 2012.  The Company has accounted for the repurchases of its common stock under the cost method, such that repurchased shares were recorded as treasury stock based on the actual cost of the repurchases.

6.	Commitments and Contingencies

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time.  At December 31, 2012, the Company had not entered into any investment agreements which required it to make a future investment in a portfolio company.

The Company maintains a directors and officers insurance policy and an excess coverage policy for non-indemnifiable claims covering us and our officers and directors.  The Company has also agreed to indemnify its directors and officers to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

As of December 31, 2012, the Company was not a party to any material legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.

Keating Capital, Inc.
Notes to Financial Statements

7.	Changes in Net Assets Per Share

The following table sets forth the computation of the basic and diluted per share net decrease in net assets resulting from operations for the years ended December 31, 2012, 2011 and 2010:

	Years Ended December 31,
	2012	2011	2010

Net decrease in net assets resulting from operations	$(1,925,393)	$(2,946,238)	$(1,399,877)

Basic and diluted weighted average shares outstanding	9,198,016	6,921,481	1,383,537

Basic and diluted net increase (decrease) in net assets per share
resulting from operations	$(0.21)	$(0.43)	$(1.01)

During the years ended December 31, 2012, 2011 and 2010, the Company had no dilutive securities outstanding.

Keating Capital, Inc.
Notes to Financial Statements

8.	Financial Highlights

The following is a schedule of financial highlights for each of the four years in the period ended December 31, 2012 and for the period from May 9, 2008 (Inception) to December 31, 2008.

					May 9, 2008
	Years Ended December 31,				(Inception) to
	2012	2011	2010	2009	December 31, 2008

Per common share data
Net asset value, beginning of period	$8.23	$7.85	$6.53	$8.27	$-

Net investment loss*	(0.44)	(0.54)	(1.43)	(1.75)	(0.93)
Net realized gain on investments*	0.03	-	-	-	-
Net change in unrealized appreciation on investments*	0.20	0.11	0.42	-	-

Net decrease in net assets resulting from operations	(0.21)	(0.43)	(1.01)	(1.75)	(0.93)

Stockholder distributions:
Stockholder distributions as long-term capital gains distribution	(0.03)	-	-	-	-
Distributions as a return of capital*	-	(0.06)	-	-	-

Net decrease in net assets resulting for stockholder distributions	(0.03)	(0.06)	-	-	-

Capital stock transactions:
Issuance of common stock in continuous public offering (1)	-	1.83	4.26	-	10.00
Offering costs from issuance of common stock*	-	(0.89)	(1.59)	-	-
Amortization of deferred offering costs*	-	(0.07)	(0.34)	-	(0.80)
Repurchases of common stock (2)	0.01	-	-	-	-

Net increase in net assets from capital stock transactions	0.01	0.87	2.33	-	9.20

Net asset value, end of period	$8.00	$8.23	$7.85	$6.53	$8.27

Ratios and supplemental data:
Per share market price, end of period (3)	$6.27	8.46	-	-	-
Total return based on change in net asset value (4)	(2.43%)	5.61%	20.21%	(21.04%)	(11.08%)
Total return based on stock price (5)	(25.52%)	(14.46%)	-	-	-
Common shares outstanding, end of period	9,174,785	9,283,781	2,860,299	569,900	569,900
Weighted average common shares outstanding during period	9,198,016	6,921,481	1,383,537	569,900	294,824
Net assets, end of period	$73,412,940	$76,384,715	$22,456,400	$3,719,496	$4,715,474
Annualized ratio of operating expenses to average net assets (6)	5.39%	7.62%	15.52%	23.87%	35.62%
Annualized ratio of net investment loss to average net assets (6)	(5.39%)	(7.51%)	(15.11%)	(23.62%)	34.70%
Weighted average debt per common share (7)	$-	$-	$-	$-	$-
Portfolio turnover (8)	2.47%	-	-	-	-

*	Based on weighted average shares outstanding during the period.

(1)	Represents the average increase in net asset value attributable to each share issued during the years ended December 31, 2011 and 2010.

(2)
For the year ended December 31, 2012, the increase in net asset value attributable to the shares repurchased was $0.01 per share.  There were no shares repurchased during the years ended December 31, 2011, 2010, 2009 and the period ended December 31, 2008.

(3)
The shares of the Company's common stock were listed on the Nasdaq Capital Market beginning December 12, 2011.  Accordingly, there was no market price for the shares as of December 31, 2010, 2009 and 2008, and no total return based on stock price has been presented for the years ended December 31, 2010 and 2009 and the period ended December 31, 2008.

(4)
Total return based on change in net asset value equals the change in the end of the period net asset value over the beginning of the period net asset value plus distributions during the period, divided by the beginning of the period net asset value.  For the period from May 9, 2008 (Inception) through December 31, 2008, the beginning of the period value was $9.30 per share (based on the offering price per share in the Company's initial private placement net of placement agent commissions), and the total return has not been annualized.

(5)
For the year ended December 31, 2012, total return based on stock price is calculated based on the change in the market price of the Company's shares taking into account distributions reinvested in accordance with the Company's dividend reinvestment plan.    For the year ended December 31, 2011, the total return based on stock price equals the change in the end of the period market price plus distributions over $9.96 per share (the average selling price in the Company's continuous public offering which concluded on June 30, 2011), divided by $9.96 per share (which return has not been annualized and includes the February 2011 distribution).

(6)	Ratios for the period from May 9, 2008 (Inception) to December 31, 2008 have been annualized.

(7)	During the years ended December 31, 2012, 2011, 2010 and 2009, and the period ended December 31, 2008, the Company did not have any debt.

(8)
For the year ended December 31, 2012, portfolio turnover is calculated as net proceeds from the sale of portfolio company investments during the period divided by average net assets during the period.  Since there were no sales of portfolio company investments during the years ended December 31, 2011, 2010 and 2009, and the period ended December 31, 2008, there was no portfolio turnover.

Keating Capital, Inc.
Notes to Financial Statements

9.	Investments in and Advances to Affiliates

During the year ended December 31, 2012, the Company had two portfolio company investments, Metabolon, Inc. and Corsair Components, Inc., which were Affiliate Investments, and the Company had no Control Investments.  The following is a schedule of the Company’s investments in these two affiliates during the year ended December 31, 2012.  For the year ended December 31, 2012, the Company made no advances to these two affiliates.

			Year Ended
			December 31, 2012
Portfolio Company (1)	Investment Description	Number of Shares / Warrants	Amount of Interest and Dividends Credited to Income (2)	December 31, 2011 Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2012 Fair Value

Affiliate Investments
Corsair Components, Inc.	Common Stock (5)	640,000	$-	$5,400,000	$130,000	$-	$5,530,000
	Common Stock Warrants (5)	160,000	-	210,000	-	(140,000)	70,000

Metabolon, Inc.	Series D Convertible Preferred Stock	2,229,021	-	4,000,000	530,000	-	4,530,000

Total Affiliate Investments			$-	$9,610,000	$660,000	$(140,000)	$10,130,000

(1)	The Company had no control investments as defined by the 1940 Act during the year ended December 31, 2012.

(2)
Affiliate investments consist of convertible preferred stock, common stock and common stock warrants that are generally non-income producing and restricted.  The convertible preferred stock investment carries a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors.   Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

(3)
Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, and exchange of one or more existing securities for one or more new securities. Gross additions also include net decreases in unrealized depreciation or net increases in unrealized appreciation.

(4)
Gross reductions include decreases in investments resulting from sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)
Corsair Components, Inc. completed a 1-for-5 reverse stock split effective April 24, 2012.  As a result of the reverse stock split, the Company now owns 640,000 shares of common stock and warrants to purchase 160,000 shares of common stock at an exercise price of $0.05 per share.  Prior to the reverse stock split, the Company previously owned 3,200,000 shares of common stock and warrants to purchase 800,000 shares of common stock at an exercise price of $0.01 per share.

During the year ended December 31, 2011, the Company had two portfolio company investments, Metabolon, Inc. and Corsair Components, Inc., which were Affiliate Investments, and the Company had no Control Investments.  The following is a schedule of the Company’s investments in these two affiliates during the year ended December 31, 2011.  For the year ended December 31, 2011, the Company made no advances to these two affiliates.

Keating Capital, Inc.
Notes to Financial Statements

			Year Ended
			December 31, 2011
Portfolio Company (1)	Investment Description	Number of Shares / Warrants	Amount of Interest and Dividends Credited to Income (2)	December 31, 2010 Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2011 Fair Value

Affiliate Investments
Corsair Components, Inc.	Common Stock	3,200,000	$-	$-	$5,400,000	$-	$5,400,000
	Common Stock Warrants	800,000	-	-	210,000	-	210,000

Metabolon, Inc.	Series D Convertible Preferred Stock	2,229,021	-	-	4,000,000	-	4,000,000

Total Affiliate Investments			$-	$-	$9,610,000	$-	$9,610,000

(1)	The Company had no control investments as defined by the 1940 Act during the year ended December 31, 2011.

(2)
Affiliate investments consist of convertible preferred stock, common stock and common stock warrants that are generally non-income producing and restricted.  The convertible preferred stock investment carries a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors.   Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

(3)
Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, and exchange of one or more existing securities for one or more new securities. Gross additions also include net decreases in unrealized depreciation or net increases in unrealized appreciation.

(4)
Gross reductions include decreases in investments resulting from sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

The above schedules should be read in conjunction with the Schedule of Investments set forth above and Notes 2 and 3 to these Financial Statements.

10.	Subsequent Events

In preparing these financial statements, the Company has evaluated events after December 31, 2012.  There were no subsequent events since December 31, 2012 that would require adjustment to or additional disclosure in these financial statements.

11.	Selected Quarterly Financial Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2012. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

							Net Change		Net (Decrease)
	Investment		Net Investment		Net Realized		in Unrealized Appreciation		in Net Assets
	Income		Loss		Gain (Loss) on Investments		(Depreciation) on Investments		from Operations

		Per		Per		Per		Per		Per
Quarter Ended	Total	Share (1)	Total	Share (1)	Total	Share (1)	Total	Share (1)	Total	Share (1)

March 31, 2011	24,091	0.01	(859,278)	(0.24)	-	-	77,915	0.02	(781,363)	(0.22)
June 30, 2011	19,187	*	(1,123,755)	(0.20)	-	-	684,683	0.12	(439,072)	(0.08)
September 30, 2011	6,382	*	(583,214)	(0.06)	-	-	(776,954)	(0.09)	(1,360,168)	(0.15)
December 31, 2011	4,688	*	(1,143,775)	(0.12)	-	-	778,140	0.08	(365,635)	(0.04)

March 31, 2012	1,742	*	(1,201,620)	(0.13)	132,930	0.01	972,518	0.10	(96,172)	(0.01)
June 30, 2012	1,098	*	(908,668)	(0.10)	270,701	0.03	(319,247)	(0.03)	(957,214)	(0.10)
September 30, 2012	537	*	(1,082,515)	(0.12)	(121,428)	(0.01)	1,332,013	0.14	128,070	0.01
December 31, 2012	493	*	(860,183)	(0.09)	-	-	(139,894)	(0.02)	(1,000,077)	(0.11)

*	Per share amounts less than $0.01.

(1)	Per share amounts are calculated using weighted average shares outstanding during the quarterly period.

Up to Approximately 2,945,113 Shares of Common Stock Issuable
 Upon Exercise of Rights to Subscribe for Such Shares

P R O S P E C T U S
November 5, 2013

Ladenburg Thalmann & Co. Inc.